UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07961

Mason Street Funds, Inc.

(Exact name of registrant as specified in charter)

720 East Wisconsin Avenue, Milwaukee Wisconsin	53202
(Address of principal executive offices)	(Zip code)

Barbara E. Courtney, Controller, Mason Street Funds, Inc.

(Name and address of agent for service)

Registrant’s telephone number, including area code: 414-271-1444

Date of fiscal year end: March 31

Date of reporting period: March 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

REPORT ON FORM N-CSR

RESPONSES FOR MASON STREET FUNDS, INC.

Item 1. Reports to Stockholders

Annual Report

March 31, 2006

MasonStreet

FUNDS’

The views expressed in the portfolio manager commentaries set forth in the following pages reflect those of the portfolio managers only through the end of the period covered by this report and do not necessarily represent the views of any affiliated organization. These views are subject to change at any time based upon market conditions or other events and should not be relied upon as investment advice. Mason Street Advisors, LLC disclaims any responsibility to update these views.

This report is submitted for the general information of shareholders of Mason Street Funds®. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Funds. You should carefully consider the investment objectives, risks, expenses and charges of the investment company before you invest. Your Northwestern Mutual Investment Services Registered Representative can provide you with a fund prospectus that will contain the information noted above, and other important information that you should read carefully before you invest or send money.

Letter to Shareholders

As you know, the reorganization of the Mason Street Funds with a corresponding Federated Fund and 10 American Century Funds was completed on March 24 and March 31, 2006, respectively. Therefore, this is your final Annual Report on behalf of the Mason Street Funds.

In the future, you will receive financial and other reports directly from American Century Investments and/or Federated Investors.

The U.S. economy was most notable for its resiliency over the past twelve months. As part of a truly global phenomenon, the domestic economy performed substantially better than expected. Despite rising interest rates, higher energy costs, and devastating hurricanes that hit the Gulf Coast last fall, the economy did not falter. In fact, just the opposite was true.

Monetary policies aimed at raising interest rates gradually helped keep inflation under control, and U.S. gross domestic product increased at a healthy rate over the past twelve months. The housing market, which has shown signs of leveling out more recently, was a major contributor to economic growth during much of this period. Consumer spending was bolstered as homeowners took advantage of rising values to borrow against the equity in their homes at attractive long-term rates.

The U.S. stock market continued to advance during the period and rewarded investors with above-average stock returns, as U.S. corporations enjoyed a solid year, reporting good corporate earnings and strong consumer demand. Brisk merger and acquisition activity and share buy-back programs also supported stock prices, as corporations continue to enjoy very favorable cash positions. With the market experiencing low volatility, all major indexes posted gains, most notably international stocks and smaller domestic stocks. Foreign stocks led the way with a 24.94% gain for the period, as measured by the MSCI EAFE Index. In the domestic market, small- and mid-capitalization stocks were the clear leaders, posting gains of 24.07% and 21.62%, respectively, as measured by the S&P SmallCap 600 Index and S&P MidCap 400 Index. Larger stocks also had positive, though lower, returns of 11.73%, as measured by the S&P 500 Index.

The twelve-month period was marked by low volatility in the bond market, with bonds posting a small positive gain of 2.40%, as measured by the Citigroup U.S. Broad Investment Grade Bond Index. The yield on the 10-year Treasury bond rose just 0.4% during this period, ending at 4.85%, up from 4.45% one year earlier. Short-term interest rates, however, continued to climb as the Federal Reserve Board raised the federal funds rate a total of 200 basis points, or 2%, during the twelve months. Overall, the Treasury yield curve flattened and corporate credit spreads remained tight. Investment grade bonds underperformed high yield bonds, which returned 6.54% during this period, as measured by the Citigroup High Yield Cash Pay Index.

A continuation of this type of economic recovery may prove challenging, given a number of factors. Any substantial slowdown in the housing market could have a significant impact on the economy, as it has played a major role in U.S. economic growth for a number of years. And while higher energy costs have not yet negatively impacted the economy, sustained higher rates could have a dampening effect on other consumer spending going forward. Additional interest rate hikes are also possible until signs of an economic slowdown are evident.

Despite these concerns, the remarkable resiliency of the U.S. economy can not be understated. Consumer confidence remains high despite higher interest rates and energy costs, and productivity continues to be a real positive for our economy. In the past, U.S. corporations have continued to find ways to compete successfully in the global marketplace, and we see no fundamental reason for this to change in the near future.

Our best advice continues to be to keep your expectations in line. Slow, steady growth is best achieved with a well-thought-out plan and a well-balanced portfolio of investments. Working with your financial representative to determine the mix of assets best suited to your risk level and stage of life is the key to long-term investment success.

I would like to thank you for your support of the Mason Street Funds over the years. We appreciate the confidence you placed in us, and we believe you will continue to be well served.

Mason Street Funds

Mark G. Doll

President

Mason Street Advisors, LLC & Mason Street Funds, Inc.

Performance Summary

For the Periods Ended March 31, 2006

Class A – Without Initial Sales Charge

Total Return (as of 3/31/2006)	Small Cap Growth Stock Fund(2)	Aggressive Growth Stock Fund	International Equity Fund	Index 400 Stock Fund(2)(6)	Growth Stock Fund	Large Cap Core Stock Fund	Index 500 Stock Fund	Asset Allocation Fund	High Yield Bond Fund	Municipal Bond Fund	Select Bond Fund
One Year	23.08%	20.28%	19.95%	19.98%	11.18%	11.43%	11.04%	11.28%	4.55%	3.01%	1.47%
Three Year Cumulative	94.31%	65.19%	117.18%	93.96%	40.46%	49.47%	57.54%	46.37%	37.57%	10.25%	7.78%
Three Year Annualized	24.79%	18.21%	29.50%	24.86%	11.99%	14.34%	16.36%	13.54%	11.22%	3.31%	2.53%
Five Year Cumulative	69.21%	28.78%	53.58%	75.02%	5.05%	5.98%	17.06%	29.31%	39.05%	26.30%	29.02%
Five Year Annualized	11.09%	5.19%	8.96%	11.89%	0.99%	1.17%	3.20%	5.28%	6.81%	4.78%	5.23%
Since Inception	142.90%	152.42%	58.84%	93.73%	84.27%	46.27%	84.57%	114.78%	64.71%	67.04%	75.31%
Annualized	14.12%	10.84%	5.28%	10.37%	7.03%	4.32%	7.05%	8.86%	5.70%	5.87%	6.44%
Class A – With Initial Sales Charge(3)
Total Return (as of 3/31/2006)	Small Cap Growth Stock Fund(2)	Aggressive Growth Stock Fund	International Equity Fund	Index 400 Stock Fund(2)(6)	Growth Stock Fund	Large Cap Core Stock Fund	Index 500 Stock Fund	Asset Allocation Fund	High Yield Bond Fund	Municipal Bond Fund	Select Bond Fund
One Year	17.25%	14.60%	14.29%	14.28%	5.88%	6.17%	5.74%	6.01%	-0.47%	-1.92%	-3.38%
Three Year Cumulative	85.15%	57.35%	106.87%	84.75%	33.80%	42.38%	50.11%	39.46%	31.07%	4.99%	2.64%
Three Year Annualized	22.79%	16.31%	27.42%	22.84%	10.19%	12.50%	14.50%	11.72%	9.44%	1.64%	0.87%
Five Year Cumulative	61.15%	22.69%	46.33%	66.71%	0.04%	0.96%	11.54%	23.15%	32.50%	20.34%	22.93%
Five Year Annualized	10.01%	4.17%	7.91%	10.81%	0.01%	0.19%	2.21%	4.25%	5.79%	3.77%	4.22%
Since Inception	131.34%	140.40%	51.27%	84.51%	75.50%	39.31%	75.78%	104.55%	56.87%	59.09%	66.96%
Annualized	13.29%	10.24%	4.71%	9.57%	6.45%	3.75%	6.47%	8.28%	5.13%	5.29%	5.86%
Class B – Without Contingent Deferred Sales Charge
Total Return (as of 3/31/2006)	Small Cap Growth Stock Fund(2)	Aggressive Growth Stock Fund	International Equity Fund	Index 400 Stock Fund(2)(6)	Growth Stock Fund	Large Cap Core Stock Fund	Index 500 Stock Fund	Asset Allocation Fund	High Yield Bond Fund	Municipal Bond Fund	Select Bond Fund
One Year	22.29%	19.48%	19.07%	19.20%	10.42%	10.70%	10.38%	10.56%	3.84%	2.42%	0.82%
Three Year Cumulative	90.49%	61.91%	112.83%	90.06%	37.72%	46.32%	54.53%	43.49%	34.90%	8.10%	5.69%
Three Year Annualized	23.96%	17.42%	28.63%	24.02%	11.26%	13.53%	15.61%	12.79%	10.49%	2.63%	1.86%
Five Year Cumulative	63.68%	24.57%	48.16%	69.35%	1.62%	2.43%	13.44%	24.90%	34.36%	22.23%	24.90%
Five Year Annualized	10.36%	4.49%	8.18%	11.16%	0.32%	0.48%	2.55%	4.55%	6.08%	4.10%	4.55%
Since Inception	132.80%	137.86%	49.55%	85.73%	73.76%	37.80%	74.63%	102.25%	54.98%	57.38%	65.28%
Annualized	13.40%	10.11%	4.57%	9.68%	6.33%	3.63%	6.39%	8.14%	4.99%	5.17%	5.74%
Class B – With Contingent Deferred Sales Charge(4)
Total Return (as of 3/31/2006)	Small Cap Growth Stock Fund(2)(5)	Aggressive Growth Stock Fund	International Equity Fund	Index 400 Stock Fund(2)(5)(6)	Growth Stock Fund	Large Cap Core Stock Fund	Index 500 Stock Fund	Asset Allocation Fund	High Yield Bond Fund	Municipal Bond Fund	Select Bond Fund
One Year	17.29%	14.48%	14.07%	14.20%	5.42%	5.70%	5.38%	5.58%	-1.06%	-2.58%	-4.06%
Three Year Cumulative	87.49%	58.91%	109.83%	87.06%	34.72%	43.32%	51.53%	40.49%	31.90%	5.17%	2.89%
Three Year Annualized	23.31%	16.70%	28.02%	23.36%	10.45%	12.75%	14.86%	12.00%	9.67%	1.70%	0.95%
Five Year Cumulative	61.68%	22.57%	46.16%	67.35%	-0.27%	0.43%	11.44%	22.90%	32.49%	20.23%	22.98%
Five Year Annualized	10.09%	4.15%	7.89%	10.89%	-0.05%	0.09%	2.19%	4.21%	5.79%	3.75%	4.22%
Since Inception	132.80%	137.86%	49.55%	85.73%	73.76%	37.80%	74.63%	102.25%	54.98%	57.38%	65.28%
Annualized	13.40%	10.11%	4.57%	9.68%	6.33%	3.63%	6.39%	8.14%	4.99%	5.17%	5.74%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted.

Returns shown include fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced.

(1) Unless	specifically noted, inception date is 3/31/1997.
(2) Inception	date is 7/12/1999.
(3) Class	A performance reflects the maximum sales charge of 4.75%.
(4) Unless	specifically noted, Class B performance reflects a contingent deferred sales charge of 5% for One Year, 3% for Three Year,
2% for Five Year and 0% for Since Inception.
(5) Class	B performance reflects a contingent deferred sales charge of 5% for One Year, 3% for Three Year, 2% for Five Year and 1%
for Since Inception.
(6) Due	to the Fund merger on March 24, 2006, the actual performance period is one week shorter than the period stated.

March 31, 2006

For the Periods Ended March 31, 2006

Synthetic Class C – Without Contingent Deferred Sales Charge(3)(5)

Total Return (as of 3/31/2006)	Small Cap Growth Stock Fund(2)	Aggressive Growth Stock Fund	International Equity Fund	Index 400 Stock Fund(2)(6)	Growth Stock Fund	Large Cap Core Stock Fund	Index 500 Stock Fund	Asset Allocation Fund	High Yield Bond Fund	Municipal Bond Fund	Select Bond Fund
One Year	22.30%	19.56%	N/A	N/A	10.41%	N/A	N/A	10.56%	3.84%	N/A	0.92%
Three Year Cumulative	90.51%	62.02%	N/A	N/A	37.72%	N/A	N/A	43.51%	34.86%	N/A	5.67%
Three Year Annualized	23.97%	17.45%	N/A	N/A	11.26%	N/A	N/A	12.80%	10.48%	N/A	1.86%
Five Year Cumulative	63.69%	24.65%	N/A	N/A	1.62%	N/A	N/A	24.91%	34.33%	N/A	24.87%
Five Year Annualized	10.36%	4.51%	N/A	N/A	0.32%	N/A	N/A	4.55%	6.08%	N/A	4.54%
Since Inception	132.81%	138.01%	N/A	N/A	73.76%	N/A	N/A	102.27%	54.94%	N/A	65.24%
Annualized	13.40%	10.11%	N/A	N/A	6.33%	N/A	N/A	8.14%	4.99%	N/A	5.74%
Synthetic Class C—With Contingent Deferred Sales Charge(3)(4)(5)
Total Return (as of 3/31/2006)	Small Cap Growth Stock Fund(2)	Aggressive Growth Stock Fund	International Equity Fund	Index 400 Stock Fund(2)(6)	Growth Stock Fund	Large Cap Core Stock Fund	Index 500 Stock Fund	Asset Allocation Fund	High Yield Bond Fund	Municipal Bond Fund	Select Bond Fund
One Year	21.30%	18.56%	N/A	N/A	9.41%	N/A	N/A	9.57%	2.86%	N/A	-0.06%
Three Year Cumulative	90.51%	62.02%	N/A	N/A	37.72%	N/A	N/A	43.51%	34.86%	N/A	5.67%
Three Year Annualized	23.97%	17.45%	N/A	N/A	11.26%	N/A	N/A	12.80%	10.48%	N/A	1.86%
Five Year Cumulative	63.69%	24.65%	N/A	N/A	1.62%	N/A	N/A	24.91%	34.33%	N/A	24.87%
Five Year Annualized	10.36%	4.51%	N/A	N/A	0.32%	N/A	N/A	4.55%	6.08%	N/A	4.54%
Since Inception	132.81%	138.01%	N/A	N/A	73.76%	N/A	N/A	102.27%	54.94%	N/A	65.24%
Annualized	13.40%	10.11%	N/A	N/A	6.33%	N/A	N/A	8.14%	4.99%	N/A	5.74%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted.

Returns shown include fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced.

(1)  Unless specifically noted, inception date is 3/31/1997.

(2)  Inception date is 7/12/1999.

(3)  Funds without returns do not currently offer a Class C share.

(4)  Class C performance reflects a contingent deferred sales charge of 1% for the first 18 months.

(5)  Class C shares were first offered by Prospectus on 11/17/2003. The synthetic performance of Class C shares is based on restated historical performance of each Fund's Class B shares, adjusted to reflect the contingent deferred sales charge and does not reflect actual performance.

(6)  Due to the Fund merger on March 24, 2006, the actual performance period is one week shorter than the period stated.

Small Cap Growth Stock Fund

Objective:  To achieve long-term growth of capital primarily by investing in the common stocks of companies that can reasonably be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period.

Portfolio:  Primarily common stocks of small capitalization companies.

Strategy:  To locate and invest in companies with above-average potential for growth.

Net Assets:  $65.1 million

The Small Cap Growth Stock Fund seeks long-term growth of capital. The Fund seeks to achieve this objective primarily by investing in the equity securities of small companies selected for their growth potential. The Fund’s portfolio consists primarily of equity securities of small capitalization companies. The Fund’s strategy is to identify and invest in companies with above-average potential for growth. The investment process involves detailed studies of individual companies. In evaluating individual companies, factors such as the company management team, the growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics are important variables.

For the fiscal year ended March 31, 2006, the Small Cap Growth Fund returned 23.08% (Class A Shares before sales charges), slightly lagging the S&P 600 SmallCap Index return of 24.07% and the Russell 2000 Index return of 25.85%. (These indices cannot be invested in directly and do not include administrative expenses or sales charges.) The Fund also underperformed its peer group, Small Cap Growth Funds, which had an average return of 26.09% for the twelve months ended March 31, 2006, according to Lipper, an independent company that provides mutual fund data and analysis.

The slight shortfall in performance versus the Index during this period can be attributed mainly to first quarter 2006 performance. During the quarter, small cap stocks accelerated meaningfully on the news that the Federal Reserve Board likely would be more accommodating, igniting a rally in a number of higher beta stocks that the Fund was not invested in. In addition, a number of the Fund’s Heath Care holdings lost ground on concerns over Medicare reimbursement.

Overall, small capitalization stocks significantly outperformed other segments of the market during this twelve-month period. This was most notable in the first quarter of 2006 as earnings growth in this segment continued to outpace the overall averages and investors demonstrated a preference for smaller capitalization higher risk stocks. Small caps were the best performing domestic asset class with a S&P 600 SmallCap Index return of 24.07%. Mid-cap stocks followed closely with a return of 21.62%, and large caps gained 11.73% for the same period, as measured by the S&P 400 MidCap Index and S&P 500® Index, respectively.

The strongest performing sectors in the S&P 600 SmallCap Index during this period were Energy, Materials and Industrials, while more growth-oriented sectors such as Technology and Health Care turned in lower relative performance. The Fund’s positive performance can be primarily attributed to strong returns in Energy, Telecommunication Services, Consumer Discretionary and Consumer Staples, with our best relative performance coming from the Telecom sector, where several stocks benefited from significant buyouts.

Stocks that added to the Fund’s performance for the fiscal year included anything energy-related, as the Energy sector continued to outperform during much of this period. Individual issues of note included Plexus Corporation, C.H. Robinson Worldwide, Inc., Greenhill & Co., Inc., optionsXpress Holdings, Inc., and Grant Prideco, Inc. Plexus rallied during the first quarter of 2006 on better-than-expected earnings recovery, while C.H. Robinson saw its business continue strong as capacity for transportation decreased and logistic services experienced stronger demand. Greenhill benefited from demand for independent corporate finance advice in light of brisk merger and acquisition activity, and Grant Prideco benefited from very strong pricing for tubular supplies to the oil and natural gas market.

Poor performers for this period included Westell Technologies, Inc., Tessera Technologies, Inc., Kanbay International, Inc., Guitar Center, Inc., and BankAtlantic Bancorp, Inc. Westell’s underperformance occurred late in 2005 as DSL modem activity slowed at major clients such as Cingular, while Tessara was down late in the year as unit royalties fell below expectations. Kanbay’s stock fell as a poorly viewed acquisition sent its estimates lower in the fourth quarter. Guitar Center, a musical instrument retailer, experienced a modest slowdown in growth in its stores, which was exacerbated by poor internet sales momentum in its Musician’s Friend division. Bank Atlantic stock fell as it missed its fourth quarter 2005 estimates.

March 31, 2006

As of March 31, 2006, the Fund was overweight Health Care, Telecommunications Services, and Technology as we added a number of names in Health Care and Technology. The Fund was underweight Utilities, Financials and Materials, mostly due to the cyclical nature of these sectors.

Sector Allocation 3/31/06

Sector Allocation is based on net assets.

Top 10 Equity Holdings 3/31/06

Company	% Net Assets
Beacon Roofing Supply, Inc.	2.64%
Pediatrix Medical Group, Inc.	2.23%
LCA-Vision, Inc.	2.10%
Orient-Express Hotels, Ltd. - Class A	2.09%
The Advisory Board Co.	2.07%
optionsXpress Holdings, Inc.	2.01%
Psychiatric Solutions, Inc.	1.99%
Silgan Holdings, Inc.	1.98%
UbiquiTel, Inc.	1.92%
United Natural Foods, Inc.	1.86%

Sector Allocation and Top 10 Equity Holdings are subject to change.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted.

Time period 7/12/99 through 3/31/06.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on July 12, 1999 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Classes B and C.

Class C shares commenced operations November 17, 2003. An initial investment of $10,000 in Class C on November 17, 2003, and held for the entire period ended March 31, 2006, would have resulted in a final value of $14,328. This final value includes all applicable sales charges and also includes fee waivers and deductions for all Fund expenses. The final value stated above does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

March 31, 2006

TOTAL RETURN

For the periods ended March 31, 2006	One Year	Five Year*	Since Inception*
Small Cap Growth Stock Fund (Class A – without initial sales charge)	23.08%	11.09%	14.12%
Small Cap Growth Stock Fund (Class A – with initial sales charge)	17.25%	10.01%	13.29%
Russell 2000 Index	25.85%	12.59%	9.29%
S&P SmallCap 600 Index	24.07%	15.02%	12.63%
Small Cap Growth Funds Lipper Average	26.09%	8.71%	—

Fund Inception date is 7/12/99.

* Returns are annualized.

The Russell 2000 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable US equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. Market capitalization of companies in the Index ranged from $386.9 billion to $182.6 million. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $664.9 billion; the median market capitalization was approximately $539.35 million. The largest company in the index had an approximate market capitalization of $1.8 billion. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S. -based companies compiled by Standard & Poor’s Corporation. As of March 31, 2006, the 600 companies in the composite had a median market capitalization of $882.3 million and total market value of $619.8 billion. The SmallCap 600 represents approximately 3.0% of the market value of Compustat’s database of 9,411 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Standard & Poor’s MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2006, the 400 companies in the composite had a median market capitalization of $2.8 billion and a total market value of $1.2 trillion. The MidCap 400 represents approximately 5.9% of the market value of the Compustat’s database of about 9,400 equities. The index cannot be invested in directly and does not include administrative expenses or sales charges.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of March 31, 2006, the 500 companies in the composite had a median market capitalization of $12.1 billion and a total market value of $12.0 trillion. The S&P 500 represents approximately 57.6% of the market value of Compustat’s database of about 9,400 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Lipper Equity Fund Performance Analysis Small Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. Source: Lipper, Inc.

Stocks of smaller or newer companies, such as those held in this Fund, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

About Your Fund’s Expenses

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution [and/or service] (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Small Cap Growth Stock Fund Class A

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,080.80	$7.24
Hypothetical (5% return before expenses)	$1,000.00	$1,017.67	$7.02

Small Cap Growth Stock Fund Class B

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,077.40	$10.56
Hypothetical (5% return before expenses)	$1,000.00	$1,014.46	$10.24

Small Cap Growth Stock Fund Class C

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,077.50	$10.56
Hypothetical (5% return before expenses)	$1,000.00	$1,014.46	$10.24

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40% for Class A shares, 2.05% for class B shares, and 2.05% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

March 31, 2006

Small Cap Growth Stock Fund

Schedule of Investments 3/31/06

	Shares/Par	$ Value
Common Stocks (96.6%)
Consumer Discretionary (16.4%)
Aaron Rents, Inc.	35,322	959,699
*Blue Nile, Inc.	5,600	197,064
*Coldwater Creek, Inc.	18,600	517,080
*Crocs, Inc.	1,700	42,755
*Golf Galaxy, Inc.	48,250	1,054,262
*Guitar Center, Inc.	8,100	386,370
*Hibbett Sporting Goods, Inc.	27,600	910,524
*LIFE TIME FITNESS, Inc.	17,375	814,019
Lithia Motors, Inc.	9,325	323,578
*LKQ Corp.	26,900	559,789
*Morton’s Restaurant Group, Inc.	43,200	750,816
Orient-Express Hotels, Ltd. - Class A	34,638	1,358,848
*Pinnacle Entertainment, Inc.	32,800	923,976
*Red Robin Gourmet Burgers, Inc.	14,100	665,520
*Stamps.com, Inc.	7,300	257,398
*True Religion Apparel, Inc.	33,000	609,510
*Williams Scotsman International, Inc.	12,800	320,640
Total		10,651,848

Consumer Staples (2.5%)
*Peet’s Coffee & Tea, Inc.	13,900	417,000
*United Natural Foods, Inc.	34,675	1,212,585
Total		1,629,585

Energy (5.9%)
*FMC Technologies, Inc.	23,275	1,192,145
*Grant Prideco, Inc.	16,145	691,652
*Grey Wolf, Inc.	102,750	764,460
*James River Coal Co.	16,750	568,998
Western Refining, Inc.	29,600	639,952
Total		3,857,207

Financials (10.6%)
BankAtlantic Bancorp, Inc. - Class A	20,700	297,873
*Bankrate, Inc.	7,550	328,878
First Republic Bank	17,225	651,450
Greater Bay Bancorp	36,350	1,008,349
Greenhill & Co., Inc.	11,375	752,001
*Heartland Payment Systems, Inc.	22,900	567,233
Investors Financial Services Corp.	6,300	295,281
*Nexity Financial Corp.	31,500	396,900
optionsXpress Holdings, Inc.	44,889	1,305,371
Placer Sierra Bancshares	18,725	534,599
*Portfolio Recovery Associates, Inc.	16,650	779,720
Total		6,917,655

	Shares/Par	$ Value
Health Care (20.6%)
*Adams Respiratory Therapeutics, Inc.	23,259	925,010
*Foxhollow Technologies, Inc.	10,400	317,720
*HealthExtras, Inc.	6,300	222,390
*Horizon Health Corp.	27,140	537,372
*Kyphon, Inc.	21,950	816,540
LCA-Vision, Inc.	27,225	1,364,244
*Nighthawk Radiology Holdings, Inc.	11,500	274,735
*Pediatrix Medical Group, Inc.	14,110	1,448,249
PolyMedica Corp.	10,800	457,488
*Providence Service Corp.	35,284	1,147,436
*PSS World Medical, Inc.	24,200	466,818
*Psychiatric Solutions, Inc.	39,000	1,292,070
*Radiation Therapy Services, Inc.	19,275	491,705
*ResMed, Inc.	24,540	1,079,269
*SonoSite, Inc.	11,400	463,296
*Symbion, Inc.	38,950	882,218
*Syneron Medical, Ltd.	19,460	568,427
*Ventana Medical Systems, Inc.	15,750	657,878
Total		13,412,865

Industrials (17.6%)
*ACCO Brands Corp.	11,300	250,860
*The Advisory Board Co.	24,200	1,349,634
*Beacon Roofing Supply, Inc.	42,350	1,721,103
Brady Corp. - Class A	15,700	588,122
Bucyrus International, Inc. - Class A	10,755	518,283
C.H. Robinson Worldwide, Inc.	18,840	924,856
The Corporate Executive Board Co.	8,600	867,740
*Corrections Corp. of America	26,060	1,177,912
Forward Air Corp.	26,675	994,711
*Hudson Highland Group, Inc.	20,500	388,270
*Huron Consulting Group, Inc.	20,900	633,061
Knight Transportation, Inc.	45,265	893,984
*Marlin Business Services, Inc.	29,630	654,823
*Marten Transport, Ltd.	27,221	492,428
Total		11,455,787

Information Technology (17.3%)
*Blackboard, Inc.	33,350	947,474
*Eagle Test Systems, Inc.	17,000	261,800
*Entegris, Inc.	82,590	878,758
*Essex Corp.	46,400	1,021,728
*Euronet Worldwide, Inc.	25,375	959,936
*Genesis Microchip, Inc.	30,425	518,442
*International DisplayWorks, Inc.	46,873	307,018

	Shares/Par	$ Value
Information Technology (continued)
*Kanbay International, Inc.	19,967	304,696
*Kenexa Corp.	13,384	411,558
*MKS Instruments, Inc.	27,100	634,953
*Plexus Corp.	28,900	1,085,773
*RADWARE, Ltd.	49,800	877,974
*Sonic Solutions	50,825	920,441
*Tessera Technologies, Inc.	30,350	973,628
*THQ, Inc.	26,800	693,852
*Unica Corp.	30,100	348,859
*Westell Technologies, Inc. - Class A	20,786	84,599
Total		11,231,489

Materials (3.7%)
Airgas, Inc.	15,325	599,054
*Intertape Polymer Group, Inc.	8,900	76,540
Silgan Holdings, Inc.	32,120	1,290,261
Steel Technologies, Inc.	17,350	421,605
Total		2,387,460

Telecommunication Services (1.9%)
*UbiquiTel, Inc.	123,850	1,250,885

Utilities (0.1%)
ITC Holdings Corp.	2,475	64,969
Total Common Stocks (Cost $52,708,364)		62,859,750

	Shares/Par	$ Value
Money Market Investments (1.8%)
Federal Government & Agencies (1.8%)
(b) Federal National Mortgage Association, 4.65%, 4/3/06	800,000	799,794
Federal National Mortgage Association, 4.76%, 6/28/06	400,000	395,461
Total Money Market Investments (Cost $1,195,134)		1,195,255
Total Investments (98.4%) (Cost $53,903,498)(a)		64,055,005
Other Assets, Less Liabilities (1.6%)		1,033,073
Net Assets (100.0%)		65,088,078

*	Non-Income Producing

(a)	At March 31, 2006 the aggregate cost of securities for federal tax purposes was $54,070,622 and the net unrealized appreciation of investments based on that cost was $9,984,383 which is comprised of $11,291,893 aggregate gross unrealized appreciation and $1,307,510 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for when-issued securities.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2006

Aggressive Growth Stock Fund

Objective:  To seek long-term growth of capital primarily by investing in the common stocks of companies that can be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period.

Portfolio:  Primarily common stocks of medium and small sized companies.

Strategy:  To identify and invest in companies with above-average potential for growth.

Net Assets:  $203.1 million

The Aggressive Growth Stock Fund seeks long-term growth of capital. The Fund seeks to achieve this objective primarily by investing in the equity securities of companies selected for their growth potential. The Fund’s portfolio will consist primarily of common stocks of medium and small sized companies. The Fund’s strategy is to identify and invest in companies with above-average potential for growth. The investment process involves detailed studies of individual companies. In evaluating companies, factors such as the company management team, the growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics are important variables.

For the fiscal year ended March 31, 2006, the Aggressive Growth Stock Fund returned 20.28% (Class A Shares before sales charges), slightly lagging the S&P MidCap 400 Index return of 21.62%. (This index cannot be invested in directly and does not include administrative expenses or sales charges.) The Fund underperformed its peer group, Mid-Cap Growth Funds, which had an average return of 23.66% for the twelve months ended March 31, 2006, according to Lipper, an independent company that provides mutual fund data and analysis.

During the twelve months ended March 31, 2006, U.S. stock prices were higher across the board. Despite rising oil prices, higher short-term interest rates, and devastating Gulf Coast hurricanes, stocks rallied thanks to solid economic growth, brisk merger activity, and better-than-expected corporate earnings. While all segments of the stock market posted positive returns for this period, small- and mid-capitalization stocks were the clear winners as investors showed a preference for higher beta stocks during this period. Small caps returned 24.07% for the twelve months, as measured by the S&P SmallCap 600 Index, while mid-caps gained 21.62%, as measured by the S&P MidCap 400 Index.

The Fund’s underperformance relative to the Index during the fiscal year resulted primarily from poor stock selection in the Technology sector. A number of Technology stocks, including Cogent Inc., Cognos Inc., FLIR Systems, Inc., and Zebra Technologies, all turned in disappointing returns. Cogent, a fingerprint identification company, suffered from a lack of visibility of its new contract wins, and Cognos, a developer of application intelligence software, stumbled on its new product introduction. FLIR, a manufacturer of thermal and infrared cameras for the military, was not awarded certain contracts, and Zebra suffered as its radio frequency identification market developed less quickly than expected.

Stocks that performed well for the Fund during this twelve-month period included two Industrial sector holdings, Monster Worldwide, Inc. (Monster.com) and Fastenal, Inc. Monster performed well on strong demand for professional jobs and a turnaround in its European operations, while Fastenal, one of the Fund’s long-time holdings, benefited from new margin-enhancing strategies. Ameritrade Holding Corp., one of the most profitable online brokers, gained as it merged with TD Waterhouse and its estimates rose substantially. Energy holding Range Resources, Inc., a gas and oil exploration and production company, benefited disproportionately from the rise in commodity prices. Health Care stock Neurocrine Biosciences, Inc. also performed well based on its soon-to-be-released sleep inducing therapy, which is expected to be better relative to existing therapies such as Ambien.

The Fund’s sector allocations were mostly positive for return during this period. Our best performing sectors included Industrials, where we benefited from transportation holdings, especially Expeditors International, a global logistics company, and Energy, which benefited from rising energy costs during much of this period. Other top performing sectors for the Fund were Financials, which gained on brisk merger and acquisition activity, and Consumer Discretionary. Although Consumer Discretionary was one of the lowest performing sectors during this period, our stock selection, particularly in gaming and lodging holdings such as Scientific Games and Choice Hotels, helped return.

At the start of the 2006 fiscal year, the Fund continues to be overweight in Technology, where we recently added Citrix Systems, Inc., Euronet Worldwide, Inc., and SRA International, Inc. to the portfolio. The Fund also is overweight Health Care and Industrials and the Fund is underweight Utilities, Financials and Consumer Discretionary.

Sector Allocation 3/31/06

Sector Allocation is based on net assets.

Top 10 Equity Holdings 3/31/06

Company	% Net Assets
The Corporate Executive Board Co.	2.72%
Monster Worldwide, Inc.	2.40%
Jabil Circuit, Inc.	2.20%
DaVita, Inc.	2.06%
Cognizant Technology Solutions Corp. - Class A	1.97%
Expeditors International of Washington, Inc.	1.95%
Fastenal Co.	1.90%
O’Reilly Automotive, Inc.	1.86%
Graco, Inc.	1.72%
TD Ameritrade Holding Corp.	1.61%

Sector Allocation and Top 10 Equity Holdings are subject to change.

March 31, 2006

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted.

Time period 3/31/97 through 3/31/06.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Classes B and C.

Class C shares commenced operations November 17, 2003. An initial investment of $10,000 in Class C on November 17, 2003, and held for the entire period ended March 31, 2006, would have resulted in a final value of $13,019. This final value includes all applicable sales charges and also includes fee waivers and deductions for all Fund expenses. The final value stated above does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOTAL RETURN

For the periods ended March 31, 2006	One Year	Five Year*	Since Inception*
Aggressive Growth Stock Fund (Class A – without initial sales charge)	20.28%	5.19%	10.84%
Aggressive Growth Stock Fund (Class A – with initial sales charge)	14.60%	4.17%	10.24%
S&P MidCap 400 Index	21.62%	12.75%	14.94%
Mid-Cap Growth Funds Lipper Average	23.66%	6.74%	—

Fund Inception date is 3/31/97.

* Returns are annualized.

Since the Fund invests primarily in medium-capitalization (Mid Cap) issues, the index that best reflects the Fund’s performance is the S&P MidCap 400 Index. The Standard & Poor’s MidCap 400 index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2006, the 400 companies in the composite had a median market capitalization of $2.8 billion and a total market value of $1.2 trillion. The MidCap 400 represents approximately 5.9% of the market value of the Compustat’s database of about 9,400 equities. This index is unmanaged, cannot be invested in directly and does not include expenses or sales charges.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S. -based companies compiled by Standard & Poor’s Corporation. As of March 31, 2006, the 600 companies in the composite had a median market capitalization of $882.3 million and total market value of $619.8 billion. The SmallCap 600 represents approximately 3.0% of the market value of Compustat’s database of about 9,411 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Lipper Equity Fund Performance Analysis Mid-Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. Source: Lipper, Inc.

From time to time, the return for the Aggressive Growth Stock Fund has included periods of accelerated growth in the small-cap and mid-cap sectors of the stock market. There can be no assurances that this accelerated growth will continue in the future.

Stocks of smaller or newer companies, such as those held in this Fund, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

March 31, 2006

About Your Fund’s Expenses

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution [and/or service] (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Aggressive Growth Stock Fund Class A

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,132.40	$6.84
Hypothetical (5% return before expenses)	$1,000.00	$1,018.21	$6.47

Aggressive Growth Stock Fund Class B

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,128.20	$10.30
Hypothetical (5% return before expenses)	$1,000.00	$1,014.95	$9.75

Aggressive Growth Stock Fund Class C

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,129.70	$10.30
Hypothetical (5% return before expenses)	$1,000.00	$1,014.95	$9.75

*	Expenses are equal to the Fund’s annualized expense ratio of 1.29% for Class A shares, 1.95% for class B shares, and 1.95% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Aggressive Growth Stock Fund

Schedule of Investments 3/31/06

	Shares/Par	$ Value
Common Stocks (91.1%)
Consumer Discretionary (11.1%)
*AnnTaylor Stores Corp.	58,470	2,151,111
*The Cheesecake Factory, Inc.	51,050	1,911,823
Choice Hotels International, Inc.	68,170	3,120,823
Gentex Corp.	42,520	742,399
*Lamar Advertising Co. - Class A	30,800	1,620,696
Michaels Stores, Inc.	50,160	1,885,013
*O’Reilly Automotive, Inc.	103,470	3,782,862
*Pixar	10,620	681,167
*Scientific Games Corp.	80,700	2,834,991
SCP Pool Corp.	26,600	1,247,806
Station Casinos, Inc.	33,200	2,635,084
Total		22,613,775

Consumer Staples (0.5%)
Whole Foods Market, Inc.	15,595	1,036,132

Energy (7.8%)
BJ Services Co.	74,600	2,581,160
CONSOL Energy, Inc.	30,080	2,230,733
ENSCO International, Inc.	51,250	2,636,813
*Nabors Industries, Ltd.	29,490	2,110,894
*National-Oilwell Varco, Inc.	32,250	2,067,870
*Newfield Exploration Co.	46,420	1,944,998
Range Resources Corp.	81,330	2,221,122
Total		15,793,590

Financials (12.3%)
Assured Guaranty, Ltd.	86,145	2,153,625
Brown & Brown, Inc.	51,050	1,694,860
Chicago Mercantile Exchange Holdings, Inc.	3,760	1,682,600
The Colonial BancGroup, Inc.	120,800	3,020,000
Investors Financial Services Corp.	65,740	3,081,234
Legg Mason, Inc.	25,205	3,158,943
*Nelnet, Inc. - Class A	32,600	1,357,790
Nuveen Investments - Class A	39,600	1,906,740
*SVB Financial Group	20,300	1,076,915
TD Ameritrade Holding Corp.	157,050	3,277,633
Ventas, Inc.	75,120	2,492,482
Total		24,902,822

Health Care (15.3%)
*Caremark Rx, Inc.	36,667	1,803,283
*Celgene Corp.	66,100	2,922,942
*Centene Corp.	63,630	1,856,087
*Covance, Inc.	39,380	2,313,575
*Cytyc Corp.	113,010	3,184,622

	Shares/Par	$ Value
Health Care (continued)
*DaVita, Inc.	69,500	4,184,595
*Gen-Probe, Inc.	27,000	1,488,240
*Kinetic Concepts, Inc.	37,336	1,537,123
*Lincare Holdings, Inc.	33,010	1,286,070
*Neurocrine Biosciences, Inc.	21,932	1,415,491
*ResMed, Inc.	52,520	2,309,830
*St. Jude Medical, Inc.	38,380	1,573,580
*Varian Medical Systems, Inc.	50,560	2,839,450
*VCA Antech, Inc.	85,480	2,434,470
Total		31,149,358

Industrials (15.2%)
The Corporate Executive Board Co.	54,760	5,525,284
Expeditors International of Washington, Inc.	45,810	3,957,526
Fastenal Co.	81,410	3,853,949
Graco, Inc.	77,010	3,498,564
*IntercontinentalExchange, Inc.	22,612	1,561,359
J.B. Hunt Transport Services, Inc.	97,810	2,106,827
*Monster Worldwide, Inc.	97,650	4,868,829
*Nutri/System, Inc.	31,500	1,496,880
Ritchie Bros. Auctioneers, Inc.	1,700	84,150
Robert Half International, Inc.	51,780	1,999,226
*Stericycle, Inc.	28,490	1,926,494
Total		30,879,088

Information Technology (24.9%)
*Activision, Inc.	72,797	1,003,871
*Alliance Data Systems Corp.	59,200	2,768,784
*Altera Corp.	100,320	2,070,605
Amphenol Corp. - Class A	50,360	2,627,785
*ATI Technologies, Inc.	121,800	2,092,524
*Broadcom Corp. - Class A	64,450	2,781,662
*Citrix Systems, Inc.	28,200	1,068,780
*Cogent, Inc.	124,460	2,282,596
*Cognizant Technology Solutions Corp. - Class A	67,380	4,008,436
*Cognos, Inc.	24,550	954,995
*Cree, Inc.	73,810	2,421,706
*Euronet Worldwide, Inc.	51,200	1,936,896
*FLIR Systems, Inc.	68,170	1,936,710
Harris Corp.	56,490	2,671,412
*Jabil Circuit, Inc.	104,380	4,473,726
KLA-Tencor Corp.	36,250	1,753,050
Microchip Technology, Inc.	61,397	2,228,711
*NAVTEQ Corp.	55,690	2,820,699
Paychex, Inc.	32,812	1,366,948

March 31, 2006

	Shares/Par	$ Value
Information Technology (continued)
*Salesforce.com, Inc.	26,900	977,277
*SRA International, Inc. - Class A	27,500	1,037,575
*VeriFone Holdings, Inc.	79,000	2,392,910
*WebEx Communications, Inc.	32,800	1,104,376
*Zebra Technologies Corp. - Class A	34,867	1,559,252
Total		50,341,286

Materials (3.3%)
*Crown Holdings, Inc.	99,620	1,767,259
The Lubrizol Corp.	44,520	1,907,682
Praxair, Inc.	55,030	3,034,904
Total		6,709,845

Telecommunication Services (0.7%)
*NeuStar, Inc. - Class A	48,110	1,491,410
Total Common Stocks (Cost $148,522,888)		184,917,306

Money Market Investments (7.1%)
Federal Government & Agencies (7.1%)
(b) Federal National Mortgage Association, 4.65%, 4/3/06	13,900,000	13,896,409
Federal National Mortgage Association, 4.76%, 6/28/06	500,000	494,327
Total Money Market Investments (Cost $14,390,585)		14,390,736
Total Investments (98.2%) (Cost $162,913,473)(a)		199,308,042
Other Assets, Less Liabilities (1.8%)		3,753,767
Net Assets (100.0%)		203,061,809

*	Non-Income Producing

(a)	At March 31, 2006 the aggregate cost of securities for federal tax purposes was $163,198,072 and the net unrealized appreciation of investments based on that cost was $36,109,970 which is comprised of $37,632,130 aggregate gross unrealized appreciation and $1,522,160 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
Midcap 400 Index Futures (Long) (Total Notional Value at March 31, 2006, $4,613,690)	12	6/06	$176,710

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Fund

Objective:  To seek long-term appreciation of capital by investing primarily in the common stocks of companies outside the United States.

Portfolio:  Primarily common stocks of companies in foreign countries.

Strategy:  To identify and invest in the stocks of foreign companies offering the greatest discounts to their long-term values.

Net Assets:  $59.5 million

The International Equity Fund seeks long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity securities of issuers from countries outside the U.S. The Fund’s portfolio will consist primarily of equity securities of issuers in foreign countries. The Fund’s strategy is to identify and invest in the undervalued stocks of foreign companies offering the greatest discounts to their long-term values. The strategy will reflect a bottom-up, value-oriented and long-term investment philosophy. In choosing equity investments, the Fund’s manager will focus on the market price of a company’s securities in relation to the company’s long-term earnings, asset value and cash flow potential. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

International markets remained strong during the fiscal year ended March 31, 2006, and the International Equity Fund returned 19.95% (Class A Shares before sales charges) for this twelve-month period. The Fund’s return lagged that of the MSCI EAFE Index, which returned 24.94%. (This index cannot be invested in directly and does not include administrative expenses or sales charges.) It also lagged the average return for the Fund’s peer group, International Funds, which was 26.30% for the twelve months ended March 31, 2006, according to Lipper, an independent company that provides mutual fund data and analysis.

The Fund’s underperformance relative to the Index and peer group can be attributed primarily to an underweight position in Japanese stocks. The Fund’s underweight position, which had helped performance early in this fiscal year period as the stock market in Japan languished, hurt overall as the Japanese market turned around beginning in the third quarter of 2005. At that time, Japanese companies began reporting higher growth due to increased consumer spending and stocks experienced a substantial run-up. The Fund’s low relative weighting (approximately

11% of the Fund versus approximately 25% of the Index), particularly an underweighting in Japanese financial stocks, hurt Fund performance for the fiscal year. On the positive side, weightings in several other countries positively impacted the Fund’s return, particularly exposure to emerging market countries which are not included in the Index. Holdings in South Korea, Hong Kong, and Singapore all helped performance during this period; South Korea, in particular, was a strong contributor to performance.

Sector allocation played a mixed role in performance for the fiscal year. Overweight positions in Utilities, Industrials and Telecommunications Services added to the Fund’s return, while underweight positions in Consumer Discretionary and Financials (particularly the lack of Japanese banks in the Fund) hindered performance.

Individual stocks that added to the Fund’s return during the period included Vestas Wind Systems based in Denmark, the world’s largest producer of wind power. Although the stock experienced price volatility over the past twelve months, it gained 72% during the period. We believe the company’s capacity issues - it was not able to keep up with strong demand in 2005 - are being addressed under the leadership of a new CEO and that the company’s long-term prospects are good. Samsung Electronics, a South Korea global IT company, also performed well, as did a number of utility stocks, including Korea Electric Power, and Suez SA and Electricite de France (EDF), both based in France. There were no real disappointments in the Fund during this period, although one stock, Domtar, Inc., a Canadian paper company, did not perform as well as expected. The stock was down 15% for the period, and continued to be under pressure on the currency front.

Changes during this fiscal year included trimming several Materials companies, including CVRD based in Brazil, the world’s largest producer of iron ore, and BHP Billiton, Ltd., an Australian materials company. Those assets were reinvested in several paper companies, which we believe will do well going forward as they have taken costs out of their processes, rationalized away excess capacity and have good cash flow and are trading at a discount to other material companies and cyclical stocks, in general. We also took profits in several Industrial and Utility stocks, sectors which have had strong performance over the past several years, and reinvested those assets in Electricite de France (EDF), the largest French electric utility, and in two Taiwanese technology stocks, Compal Electronics and Lite-On Technology.

March 31, 2006

Asset Allocation 3/31/06

Asset Allocation is based on percentage of equities.

Top 10 Equity Holdings 3/31/06

Company	% Net Assets
BAE Systems PLC	2.18%
Nordea Bank AB	1.89%
Vestas Wind Systems AS	1.78%
Alcan, Inc.	1.66%
Atlas Copco AB	1.63%
ING Groep NV	1.49%
Shire PLC	1.48%
BHP Billiton, Ltd.	1.43%
AXA SA	1.42%
Sompo Japan Insurance, Inc.	1.40%

Asset Allocation and Top 10 Equity Holdings are subject to change.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted.

Time period 3/31/97 through 3/31/06.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

TOTAL RETURN

For the periods ended March 31, 2006	One Year	Five Year*	Since Inception*
International Equity Fund (Class A – without initial sales charge)	19.95%	8.96%	5.28%
International Equity Fund (Class A – with initial sales charge)	14.29%	7.91%	4.71%
MSCI EAFE Index	24.94%	10.04%	7.41%
International Multi-Cap Core Lipper Average	26.30%	9.80%	—

Fund Inception date is 3/31/97.

*Returns are annualized.

As depicted in the graph, the International Equity Fund is compared against the Morgan Stanley Capital International EAFE (“Europe-Australasia, Far East”) Index with gross dividends. The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of March 31, 2006 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The objective of the Index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The Index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks are included, taking into account liquidity concerns. The Index is calculated in U.S. dollars. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Lipper Equity Fund Performance Analysis International Multi-Cap Core Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above 400% of the 75th market capitalization percentile of the S&P/Citigroup World ex-U.S. Broad Market Index. Multi-Cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. Source: Lipper, Inc.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

March 31, 2006

About Your Fund’s Expenses

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution [and/or service] (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Equity Fund Class A

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,112.80	$7.09
Hypothetical (5% return before expenses)	$1,000.00	$1,017.92	$6.77

International Equity Fund Class B

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,108.20	$10.88
Hypothetical (5% return before expenses)	$1,000.00	$1,014.31	$10.39

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35% for Class A shares, 2.08% for class B shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

International Equity Fund

Schedule of Investments 3/31/06

	Country	Shares/Par	$ Value
Foreign Common Stock (88.6%)
Consumer Discretionary (11.5%)
Accor SA	France	8,700	500,831
Agfa-Gevaert NV	Belgium	11,400	216,869
British Sky Broadcasting Group PLC	United Kingdom	63,150	591,499
Compagnie Generale des Etablissments Michelin - Class B	France	8,110	508,872
Compass Group PLC	United Kingdom	76,750	303,862
Fuji Photo Film Co., Ltd.	Japan	8,200	273,125
GKN PLC	United Kingdom	107,890	622,243
Koninklijke (Royal) Philips Electronics NV	Netherlands	23,417	790,349
Pearson PLC	United Kingdom	40,140	555,606
Reed Elsevier NV	Netherlands	33,730	482,881
Sony Corp.	Japan	12,300	568,141
Valeo SA	France	5,032	210,148
VNU NV	Netherlands	8,590	278,903
Volkswagen AG	Germany	10,580	797,779
Wolters Kluwer NV	Netherlands	5,240	130,502
Total			6,831,610

Consumer Staples (3.1%)
Boots Group PLC	United Kingdom	21,277	265,539
Cadbury Schweppes PLC	United Kingdom	56,630	561,862
Nestle SA	Switzerland	2,030	601,147
Unilever PLC	United Kingdom	40,190	410,601
Total			1,839,149

Energy (4.6%)
BP PLC	United Kingdom	54,390	623,602
ENI SPA	Italy	21,370	607,214
Royal Dutch Shell	United Kingdom	21,145	686,594
SBM Offshore NV	Netherlands	5,860	586,820
Total SA	France	970	255,546
Total			2,759,776

Financials (19.4%)
ACE, Ltd.	Bermuda	11,760	611,638
Australia & New Zealand Banking Group, Ltd.	Australia	4,630	87,488
AXA SA	France	24,219	848,779

	Country	Shares/Par	$ Value
Financials (continued)
*Banca Nazionale del Lavoro SPA	Italy	81,809	289,083
Cheung Kong Holdings, Ltd.	Hong Kong	54,300	574,849
DBS Group Holdings, Ltd.	Singapore	61,500	619,504
HSBC Holdings PLC	United Kingdom	28,000	468,720
ING Groep NV	Netherlands	22,430	884,884
Lloyds TSB Group PLC	United Kingdom	59,370	566,906
National Australia Bank, Ltd.	Australia	26,912	723,448
Nomura Holdings, Inc.	Japan	17,600	391,559
Nordea Bank AB	Sweden	43,510	537,336
Nordea Bank AB - FDR	Sweden	47,630	590,228
RAS Holding SPA	Italy	23,415	627,918
Royal Bank of Scotland Group PLC	United Kingdom	15,640	508,114
Sompo Japan Insurance, Inc.	Japan	57,600	833,318
Standard Chartered PLC	United Kingdom	19,350	480,630
Swire Pacific, Ltd. - Class A	Hong Kong	40,500	396,396
Swire Pacific, Ltd. - Class B	Hong Kong	146,000	265,289
Swiss Reinsurance Co.	Switzerland	8,790	612,747
UniCredito Italiano SPA	Italy	42,150	304,262
XL Capital, Ltd. - Class A	Bermuda	4,700	301,317
Total			11,524,413

Health Care (5.6%)
*CK Life Sciences International, Inc.	Hong Kong	625	72
GlaxoSmithKline PLC	United Kingdom	18,940	494,428
Olympus Corp.	Japan	11,900	348,962
Ono Pharmaceutical Co., Ltd.	Japan	4,800	225,782

March 31, 2006

	Country	Shares/Par	$ Value
Health Care (continued)
Sanofi-Aventis	France	8,483	805,858
Shire PLC	United Kingdom	57,540	881,786
Takeda Pharmaceutical Co., Ltd.	Japan	10,600	602,814
Total			3,359,702

Industrials (15.6%)
Atlas Copco AB - Class A	Sweden	34,490	969,156
BAE Systems PLC	United Kingdom	178,300	1,301,256
British Airways PLC	United Kingdom	65,150	399,193
Deutsche Post AG	Germany	30,710	768,917
East Japan Railway Co.	Japan	57	421,256
Empresa Brasiliera de Aeronautica SA, ADR	Brazil	7,470	275,270
Hutchison Whampoa, Ltd.	Hong Kong	56,900	520,982
KCI Konecranes OYJ	Finland	32,760	562,952
Rentokil Initial PLC	United Kingdom	139,260	376,823
*Rolls-Royce Group PLC	United Kingdom	99,630	791,485
Rolls-Royce Group PLC - Class B	United Kingdom	5,360,094	9,483
Securitas AB - Class B	Sweden	32,850	632,241
Smiths Group PLC	United Kingdom	25,120	428,312
Societe BIC SA	France	4,378	293,511
*Vestas Wind Systems A/S	Denmark	42,513	1,058,249
Volvo AB - Class B	Sweden	10,000	467,685
Total			9,276,771

Information Technology (4.2%)
*Celestica, Inc.	Canada	21,300	243,382
*Check Point Software Technologies, Ltd.	Israel	19,490	390,190
Hitachi, Ltd.	Japan	62,400	440,539
Mabuchi Motor Co., Ltd.	Japan	4,200	215,713

	Country	Shares/Par	$ Value
Information Technology (continued)
Nintendo Co., Ltd.	Japan	3,400	507,162
Toshiba Corp.	Japan	120,300	697,391
Total			2,494,377

Materials (11.8%)
Akzo Nobel NV	Netherlands	12,580	666,645
Alcan, Inc.	Canada	21,590	988,817
Alumina, Ltd.	Australia	98,950	522,822
BASF AG	Germany	10,320	808,022
Bayer AG	Germany	13,570	542,903
BHP Billiton, Ltd.	Australia	42,510	848,729
Cia Vale DO Rio Doce, ADR	Brazil	13,590	587,496
Domtar, Inc.	Canada	49,300	350,754
Norske Skogindustrier ASA	Norway	42,671	721,711
Stora Enso OYJ - Class R	Finland	34,110	524,233
UPM-Kymmene OYJ	Finland	20,660	487,533
Total			7,049,665

Telecommunication Services (8.3%)
BCE, Inc.	Canada	22,250	536,510
Chunghwa Telecom Co., Ltd., ADR	Taiwan	14,300	280,137
KT Corp., ADR	South Korea	19,660	418,758
Nippon Telegraph & Telephone Corp.	Japan	101	432,282
Portugal Telecom SGPS SA	Portugal	32,950	399,143
SK Telecom Co., Ltd., ADR	South Korea	16,530	389,943
Telefonica SA, ADR	Spain	13,460	632,216
Telefonos de Mexico SA de CV, ADR	Mexico	26,460	594,821
Telenor ASA	Norway	62,970	676,442
Vodafone Group PLC	United Kingdom	263,890	551,565
Total			4,911,817

Utilities (4.5%)
E.ON AG	Germany	7,520	826,400
*Electricite de France	France	6,680	378,322

	Country	Shares/Par	$ Value
Utilities (continued)
Hongkong Electric Holdings, Ltd.	Hong Kong	80,948	380,233
National Grid PLC	United Kingdom	35,602	353,539
Suez SA	France	18,760	738,283
Total			2,676,777
Total Foreign Common Stock (Cost $33,289,013)			52,724,057
Total Investments (88.6%) (Cost $33,289,013)(a)			52,724,057
Other Assets, Less Liabilities (11.4%)			6,809,920
Net Assets (100.0%)			59,533,977

*	Non-Income Producing

ADR after the name of a security represents - American Depository Receipt.

(a)	At March 31, 2006 the aggregate cost of securities for federal tax purposes was $33,627,965 and the net unrealized appreciation of investments based on that cost was $19,096,092 which is comprised of $19,822,899 aggregate gross unrealized appreciation and $726,807 aggregate gross unrealized depreciation.

Investment Percentage by Country:
United Kingdom	23.2%
Japan	11.3%
France	8.6%
Hong Kong	7.2%
Netherlands	7.1%
Germany	6.1%
Other	36.5%
Total	100.0%

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2006

Index 400 Stock Fund

Objective:  To seek investment results that approximate the performance of the S&P MidCap 400 Index, by investing in stocks included in the S&P MidCap 400 Index.

Portfolio:  Stocks included in the S&P MidCap 400 Index, most of which have a market value in the range of $750 million to $5 billion.

Strategy:  To capture mid-cap market performance, at low cost, by investing in a portfolio modeled after a mid-cap stock index in proportion to weightings in the index.

Net Assets:  $217.9 million

The Index 400 Stock Fund seeks investment results that approximate the performance of the S&P MidCap 400 Index by investing in stocks included in the S&P MidCap 400 Index. The S&P MidCap 400 Index is composed of 400 common stocks. The S&P 400 Index does not include the very large issues that account for most of the weighting in the S&P 500® Index. Most of the companies in the S&P MidCap 400 Index have a market value in the range of $750 million to $5 billion. The Fund’s strategy is to capture mid-cap market performance by investing in a portfolio modeled after a mid-cap stock index. The Fund invests in stocks included in the S&P MidCap 400 Index in proportion to their weightings in the Index and may buy or sell securities after announced changes in the Index but before or after the effective date of the changes to attempt to achieve higher correlation with the Index. The Fund is not managed in the traditional sense using economic, financial and market analysis. A computer program is used to determine which stocks are to be purchased or sold to achieve the Fund’s objective. Therefore, the Fund remains neutral relative to the benchmark in terms of economic sectors, market capitalization and the growth and value styles of investing. The Fund will, to the extent feasible, remain fully invested, and cash flows are invested promptly to attempt to minimize their impact on returns. The Fund may purchase Index futures contracts in amounts approximating the cash held in the Fund’s portfolio.

On March 24, 2006, the Index 400 Stock Fund merged into the Federated Mid-Cap Index Fund, and the following discussion only covers the period through March 24, 2006. For the fiscal year ended March 24, 2006, the Index 400 Stock Fund returned 19.98%* (Class A Shares before sales charges). This lagged the S&P MidCap 400 Index return of 21.62% for the fiscal year ended March 31, 2006. (This index cannot be invested in directly and does not include administrative expenses or sales charges.) Fund performance lagged the S&P 400 Index due to transaction costs, administrative expenses, cash flow effects and holdings of stock index futures contracts. The difference between the returns for the Fund and the S&P MidCap 400 Index is due primarily to the fact that expenses are deducted from the Fund before its return is calculated and the time periods are different due to the merger. Since the S&P MidCap 400 Index is not an actual mutual fund, there are no expenses charged against its return.

During the twelve months ended March 31, 2006, U.S. stock prices were higher across the board. Despite rising oil prices, higher short-term interest rates, and devastating Gulf Coast hurricanes, stocks rallied thanks to solid economic growth, brisk merger activity, and better-than-expected corporate earnings. While all segment of the stock market posted positive returns for this period, small- and mid-capitalization stocks were the clear winners as investors showed a preference for higher beta stocks during this period. Small caps returned 24.07% for the twelve months, as measured by the S&P SmallCap 600 Index, and mid-caps gained 21.62%, as measured by the S&P MidCap 400 Index.

Of the ten industry sectors within the MidCap 400 Index, all sectors were positive during this period. The strongest sectors for this twelve-month period were Industrials (up 33.10%) and Information Technology (up 31.05%). Industrials benefited from stronger global activity, especially in manufacturing and capital spending, while Technology gained on overall global activity as well as investors’ preference for high growth sectors during this period. Financials (up 25.18%) also experienced nice gains, aided by brisk merger and acquisition activity in the sector. Energy (up 18.02%) and Health Care (up 17.45%) were strong performers, and most other sectors were positive for the period, including Consumer Staples (up 13.95%), and Utilities (up 11.95%), Materials (up 11.46%). Consumer Discretionary (up 7.10%) was positive, but lagged other sectors as concerns over consumer spending, higher oil prices and rising interest rates persisted. The one negative sector during this twelve-month period was Telecommunications Services (down 3.32%), which was hurt as deregulation and increased competition from non-traditional suppliers put pressure on profit margins.

Strong company contributors to the S&P 400 Index performance during the fiscal year included Peabody

Energy Corporation, Sandisk Corporation, Legg Mason, Inc., UnitedHealth Group, and Vertex Pharmaceutical. Poor performing stocks included Lear Corporation, Patterson Companies, Inc., Pacificare Health Systems, Caesars Entertainment, and Lyondell Chemical Company.

As the Fund seeks to track the performance and weightings of stocks in the S&P 400 Index, it makes changes to the portfolio as the Index changes. Such changes may occur as companies merge, divest, and/or add to market capitalization. Standard & Poor’s also may adjust the Index to better reflect the companies it believes are most representative of the make-up of the economy. During the twelve months ended March 31, 2006, there were 31 companies added to the Index and 31 companies deleted from the Index. Additions during this period included Roper Industries, Inc., Florida Rock Industries, Inc., First Niagara Financial Group, MDC Holdings, Inc., and DRS Technologies. Deletions included Renal Care Group, INAMED Corporation, Barr Pharmaceuticals, Inc., Harman International, and LaBranche & Co.

*	The Fund’s return noted is through March 24, 2006, the date on which the Mason Street Index 400 Stock Fund merged with the Federated Mid-Cap Index Fund. Data for the S&P MidCap 400 Index and Fund’s Lipper peer group are not available for the period’s ending March 24, 2006.

Sector Allocation 3/24/06

Sector Allocation is based on equities.

Top 10 Equity Holdings 3/24/06

Company	% Net Assets
C.H. Robinson Worldwide, Inc.	0.70%
Cognizant Technology Solutions Corp. - Class A	0.69%
Precision Castparts Corp.	0.67%
Smith International, Inc.	0.67%
ENSCO International, Inc.	0.66%
Microchip Technology, Inc.	0.65%
Varian Medical Systems, Inc.	0.65%
Noble Energy, Inc.	0.65%
Chico’s FAS, Inc.	0.64%
Joy Global, Inc.	0.64%

Sector Allocation and Top 10 Equity Holdings are subject to change.

March 31, 2006

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted.

Time period 7/12/99 through 3/24/06.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on July 12, 1999 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

TOTAL RETURN

	For the periods ended	One Year	Five Year*	Since Inception*
Index 400 Stock Fund (Class A – without initial sales charge)	3/24/06	19.98%T	11.89%I	10.37%
Index 400 Stock Fund (Class A – with initial sales charge)	3/24/06	14.28%T	10.81%I	9.57%
S&P MidCap 400 Index	3/31/06	21.62%	12.75%	14.94%
Mid-Cap Core Funds Lipper Average	3/31/06	20.15%	10.89%	—

Fund Inception date is 7/12/99.

*Returns are annualized.

T Due to the merger, the time period is 3/31/05 – 3/24/06.

I Due to the merger, the time period is 3/31/01 – 3/24/06.

The Standard & Poor’s MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2006, the 400 companies in the composite had a median market capitalization of $2.8 billion and a total market value of $1.2 trillion. The MidCap 400 represents approximately 5.9% of the market value of the Compustat’s database of about 9,400 equities. The index cannot be invested in directly and does not include administrative expenses or sales charges.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor’s Corporation. As of March 31, 2006, the 600 companies in the composite had a median market capitalization of $882.3 million and total market value of $619.8 billion. The SmallCap 600 represents approximately 3.0% of the market value of Compustat’s database of 9,411 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Lipper Equity Fund Performance Analysis Mid-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P MidCap 400 Index. Source: Lipper, Inc.

About Your Fund’s Expenses

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution [and/or service] (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 24, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Index 400 Stock Fund Class A

	Beginning Account Value October 1, 2005	Ending Account Value March 24, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,100.40	$3.02
Hypothetical (5% return before expenses)	$1,000.00	$1,020.80	$2.90

Index 400 Stock Fund Class B

	Beginning Account Value October 1, 2005	Ending Account Value March 24, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,096.80	$6.26
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$6.03

*	Expenses are equal to the Fund’s annualized expense ratio of 0.60% for Class A shares, 1.25% for class B shares, multiplied by the average account value over the period, multiplied by 175/365 (to reflect the one-half year period).

March 31, 2006

Index 400 Stock Fund

Schedule of Investments 3/24/06

	Shares/Par	$ Value

Common Stocks (96.0%)
Consumer Discretionary (15.6%)
*99 Cents Only Stores	9,100	122,577
Abercrombie & Fitch Co. - Class A	16,600	928,936
Advance Auto Parts, Inc.	20,500	861,000
*Aeropostale, Inc.	10,300	307,558
American Eagle Outfitters, Inc.	24,900	702,678
American Greetings Corp. - Class A	12,400	264,740
*AnnTaylor Stores Corp.	13,800	517,362
Applebee’s International, Inc.	14,400	352,944
ArvinMeritor, Inc.	13,275	201,913
Bandag, Inc.	2,200	91,542
Barnes & Noble, Inc.	10,000	459,200
Beazer Homes USA, Inc.	7,800	523,224
Belo Corp. - Class A	17,900	356,389
Blyth, Inc.	5,000	106,050
Bob Evans Farms, Inc.	6,800	208,692
Borders Group, Inc.	12,600	309,582
BorgWarner, Inc.	10,800	651,132
Boyd Gaming Corp.	8,300	384,041
Brinker International, Inc.	16,250	688,025
Callaway Golf Co.	12,400	211,172
*Career Education Corp.	18,500	668,405
*CarMax, Inc.	19,800	698,544
Catalina Marketing Corp.	7,400	173,308
CBRL Group, Inc.	8,800	391,952
*The Cheesecake Factory, Inc.	14,900	552,939
*Chico’s FAS, Inc.	34,200	1,395,701
Claire’s Stores, Inc.	18,800	660,820
*Corinthian Colleges, Inc.	16,300	229,667
*DeVry, Inc.	11,100	247,641
*Dollar Tree Stores, Inc.	20,150	555,939
*Education Management Corp.	12,700	523,240
*Emmis Communications Corp. - Class A	6,980	116,566
Entercom Communications Corp.	6,500	185,705
Foot Locker, Inc.	29,500	708,590
Furniture Brands International, Inc.	9,600	238,560
*Gamestop Corp. - Class A	10,800	505,548
Gentex Corp.	29,400	514,206
GTECH Holdings Corp.	23,700	804,852
Harte-Hanks, Inc.	10,750	296,808
*Hovnanian Enterprises, Inc. - Class A	6,800	311,712
International Speedway Corp. - Class A	6,700	341,767
*ITT Educational Services, Inc.	7,200	466,416
*Laureate Education, Inc.	9,451	508,369
Lear Corp.	12,700	219,329

	Shares/Par	$ Value
Consumer Discretionary (continued)
Lee Enterprises, Inc.	8,600	281,650
M.D.C. Holdings, Inc.	6,200	414,656
Media General, Inc. - Class A	4,500	212,940
Michaels Stores, Inc.	25,300	961,400
Modine Manufacturing Co.	6,500	190,060
*Mohawk Industries, Inc.	10,000	863,400
*O’Reilly Automotive, Inc.	21,200	761,292
Outback Steakhouse, Inc.	12,400	545,228
*Pacific Sunwear of California, Inc.	14,000	310,100
*Payless ShoeSource, Inc.	13,021	288,415
PETsMART, Inc.	26,600	745,066
Pier 1 Imports, Inc.	16,400	195,488
Polo Ralph Lauren Corp.	11,500	698,395
The Reader’s Digest Association, Inc.	18,600	273,234
Regis Corp.	8,600	296,356
*Rent-A-Center, Inc.	13,400	334,866
Ross Stores, Inc.	27,300	789,789
Ruby Tuesday, Inc.	11,000	329,670
The Ryland Group, Inc.	8,800	623,568
*Saks, Inc.	26,300	521,792
*Scholastic Corp.	6,700	177,081
*Sotheby’s Holdings, Inc. - Class A	8,500	221,170
Thor Industries, Inc.	6,500	336,700
*The Timberland Co. - Class A	10,400	356,928
*Toll Brothers, Inc.	22,400	769,440
Tupperware Brands Corp.	10,100	206,040
*Urban Outfitters, Inc.	20,900	514,976
*Valassis Communications, Inc.	9,000	261,360
The Washington Post Co. - Class B	1,100	822,250
Westwood One, Inc.	12,400	141,112
*Williams-Sonoma, Inc.	21,800	919,960
Total		33,929,723

Consumer Staples (2.3%)
*BJ’s Wholesale Club, Inc.	12,800	394,752
Church & Dwight Co., Inc.	12,150	455,747
*Dean Foods Co.	25,437	977,544
*Energizer Holdings, Inc.	12,400	695,020
Hormel Foods Corp.	13,800	460,230
The J.M. Smucker Co.	11,080	442,535
Lancaster Colony Corp.	4,800	201,744
PepsiAmericas, Inc.	11,600	283,620
Ruddick Corp.	6,600	162,822
*Smithfield Foods, Inc.	18,700	540,804
Tootsie Roll Industries, Inc.	4,902	140,050
Universal Corp.	4,900	178,850
Total		4,933,718

	Shares/Par	$ Value
Energy (8.2%)
Arch Coal, Inc.	13,500	1,009,395
*Cooper Cameron Corp.	21,500	930,090
*Denbury Resources, Inc.	21,700	661,199
ENSCO International, Inc.	29,000	1,441,880
*FMC Technologies, Inc.	12,999	659,179
*Forest Oil Corp.	10,300	365,959
*Grant Prideco, Inc.	24,300	1,008,207
*Hanover Compressor Co.	17,400	306,588
Helmerich & Payne, Inc.	9,800	652,680
*Newfield Exploration Co.	24,100	997,017
Noble Energy, Inc.	33,100	1,419,328
Overseas Shipholding Group, Inc.	5,600	274,232
Patterson-UTI Energy, Inc.	32,700	926,391
Pioneer Natural Resources Co.	24,300	1,044,900
*Plains Exploration & Production Co.	14,800	560,180
Pogo Producing Co.	11,300	549,406
*Pride International, Inc.	30,000	918,600
*Quicksilver Resources, Inc.	12,600	480,942
Smith International, Inc.	37,900	1,449,296
*Southwestern Energy Co.	31,500	1,030,680
Tidewater, Inc.	11,400	610,812
Western Gas Resources, Inc.	10,900	518,622
Total		17,815,583

Financials (17.8%)
A.G. Edwards, Inc.	14,500	663,955
AMB Property Corp.	16,200	885,654
American Financial Group, Inc.	8,800	362,648
*AmeriCredit Corp.	24,400	756,644
AmerUs Group Co.	7,300	444,643
Arthur J. Gallagher & Co.	18,000	517,320
Associated Banc-Corp.	25,811	879,897
Astoria Financial Corp.	16,700	519,537
Bank of Hawaii Corp.	9,700	527,292
Brown & Brown, Inc.	21,000	669,060
Cathay General Bancorp	9,500	362,615
City National Corp.	7,900	602,928
The Colonial BancGroup, Inc.	29,200	734,672
Commerce Bancorp, Inc.	32,900	1,204,468
Cullen/Frost Bankers, Inc.	8,900	495,908
Developers Diversified Realty Corp.	20,600	1,118,580
Eaton Vance Corp.	24,700	671,840
Everest Re Group, Ltd.	11,700	1,078,857
Fidelity National Financial, Inc.	32,813	1,185,533
First American Corp.	18,100	707,529
First Niagara Financial Group, Inc.	21,400	311,370
FirstMerit Corp.	15,700	389,674
Greater Bay Bancorp	9,500	265,145
Hanover Insurance Group, Inc.	10,200	539,886

	Shares/Par	$ Value
Financials (continued)
HCC Insurance Holdings, Inc.	20,050	672,878
Highwoods Properties, Inc.	10,200	346,188
Horace Mann Educators Corp.	8,100	152,442
Hospitality Properties Trust	13,600	605,064
Independence Community Bank Corp.	14,000	582,820
IndyMac Bancorp, Inc.	12,100	502,755
Investors Financial Services Corp.	12,300	557,436
Jefferies Group, Inc.	9,300	534,936
Leucadia National Corp.	15,500	910,780
Liberty Property Trust	16,700	787,906
Longview Fibre Co.	9,700	240,560
The Macerich Co.	13,100	948,964
Mack-Cali Realty Corp.	11,700	548,730
Mercantile Bankshares Corp.	23,250	906,750
Mercury General Corp.	6,700	368,768
New Plan Excel Realty Trust	19,700	508,851
New York Community Bancorp, Inc.	44,788	795,883
Ohio Casualty Corp.	12,000	373,680
Old Republic International Corp.	43,350	944,597
The PMI Group, Inc.	16,900	774,189
Potlatch Corp.	5,500	217,085
Protective Life Corp.	13,200	649,044
Radian Group, Inc.	15,700	942,314
Raymond James Financial, Inc.	16,200	469,800
Rayonier, Inc.	14,307	638,808
Regency Centers Corp.	12,800	856,832
SEI Investments Co.	12,000	483,600
StanCorp Financial Group, Inc.	10,300	548,475
*SVB Financial Group	6,700	358,249
TCF Financial Corp.	21,500	560,075
Texas Regional Bancshares, Inc. - Class A	7,800	249,522
United Dominion Realty Trust, Inc.	26,000	729,560
Unitrin, Inc.	8,600	414,606
W.R. Berkley Corp.	21,175	1,213,962
Waddell & Reed Financial, Inc. - Class A	15,800	358,660
Washington Federal, Inc.	16,434	398,689
Webster Financial Corp.	10,200	495,210
Weingarten Realty Investors	15,200	619,856
Westamerica Bancorporation	6,100	325,801
Wilmington Trust Corp.	12,800	563,328
Total		39,053,308

Health Care (10.6%)
*Advanced Medical Optics, Inc.	12,592	580,113
*Affymetrix, Inc.	12,600	401,310
Allergan, Inc.	3,277	366,762

March 31, 2006

	Shares/Par	$ Value
Health Care (continued)
*Apria Healthcare Group, Inc.	9,400	212,534
Beckman Coulter, Inc.	11,800	644,280
*Cephalon, Inc.	11,000	701,800
*Charles River Laboratories International, Inc.	13,700	676,369
*Community Health Systems, Inc.	18,400	678,224
*Covance, Inc.	11,800	700,920
*Cytyc Corp.	21,600	623,160
DENTSPLY International, Inc.	14,900	857,495
*Edwards Lifesciences Corp.	11,300	506,466
*Gen-Probe, Inc.	9,600	521,280
*Health Net, Inc.	21,700	1,085,868
*Henry Schein, Inc.	16,500	772,860
Hillenbrand Industries, Inc.	11,600	638,000
*Intuitive Surgical, Inc.	6,700	750,802
*Invitrogen Corp.	10,000	721,100
*LifePoint Hospitals, Inc.	10,800	320,868
*Lincare Holdings, Inc.	18,400	710,976
*Martek Biosciences Corp.	6,000	196,980
*Millennium Pharmaceuticals, Inc.	58,700	593,457
Omnicare, Inc.	22,600	1,317,806
*Par Pharmaceutical Cos, Inc.	6,500	175,175
*PDL BioPharma, Inc.	21,400	668,964
Perrigo Co.	15,700	249,002
Pharmaceutical Product Development, Inc.	19,000	663,290
*Renal Care Group, Inc.	12,950	620,046
*Sepracor, Inc.	20,100	1,036,959
STERIS Corp.	12,900	325,467
*Techne Corp.	7,400	439,190
*Triad Hospitals, Inc.	16,314	706,559
Universal Health Services, Inc. - Class B	10,300	513,558
Valeant Pharmaceuticals International	17,500	293,125
*Varian, Inc.	5,900	233,640
*Varian Medical Systems, Inc.	24,900	1,425,277
*VCA Antech, Inc.	15,600	442,260
*Vertex Pharmaceuticals, Inc.	18,800	685,260
Total		23,057,202

Industrials (13.8%)
Adesa, Inc.	16,900	440,414
*AGCO Corp.	17,100	344,907
*AirTran Holdings, Inc.	16,600	296,974
*Alaska Air Group, Inc.	6,300	216,342
Alexander & Baldwin, Inc.	8,300	396,242
*Alliant Techsystems, Inc.	6,900	532,818
AMETEK, Inc.	13,300	576,156

	Shares/Par	$ Value

Industrials (continued)
Banta Corp.	4,500	229,365
The Brink’s Co.	11,100	548,673
C.H. Robinson Worldwide, Inc.	32,300	1,519,069
Carlisle Companies, Inc.	5,800	471,482
*ChoicePoint, Inc.	16,933	745,729
CNF, Inc.	9,900	512,919
*Copart, Inc.	13,200	362,868
The Corporate Executive Board Co.	7,500	742,500
Crane Co.	9,400	375,812
Deluxe Corp.	9,600	240,096
Donaldson Co., Inc.	12,900	432,150
DRS Technologies, Inc.	7,400	408,258
*The Dun & Bradstreet Corp.	12,600	953,190
Fastenal Co.	23,400	1,064,232
Federal Signal Corp.	9,100	166,530
*Flowserve Corp.	10,500	607,950
GATX Corp.	9,600	375,168
Graco, Inc.	13,000	576,810
Granite Construction, Inc.	6,200	300,576
Harsco Corp.	7,900	659,492
Herman Miller, Inc.	13,100	411,209
HNI Corp.	10,400	607,048
Hubbell, Inc. - Class B	11,500	579,025
J.B. Hunt Transport Services, Inc.	23,400	517,140
*Jacobs Engineering Group, Inc.	11,000	953,260
*JetBlue Airways Corp.	28,575	301,181
Joy Global, Inc.	23,000	1,394,260
Kelly Services, Inc. - Class A	3,700	99,012
Kennametal, Inc.	7,300	440,993
*Korn/Ferry International	8,000	160,240
Manpower, Inc.	16,500	911,790
Mine Safety Appliances Co.	5,000	206,050
MSC Industrial Direct Co., Inc. - Class A	10,200	532,440
*Navigant Consulting, Inc.	9,600	193,344
Nordson Corp.	6,200	299,832
Pentair, Inc.	19,100	784,819
Precision Castparts Corp.	25,100	1,460,318
*Quanta Services, Inc.	22,300	344,535
Republic Services, Inc.	23,100	961,884
Rollins, Inc.	5,550	109,890
*Sequa Corp. - Class A	1,200	115,236
SPX Corp.	12,500	675,000
*Stericycle, Inc.	8,300	547,219
*Swift Transportation Co., Inc.	9,900	220,275
*Tecumseh Products Co. - Class A	3,500	84,350
Teleflex, Inc.	7,700	544,390
*Thomas & Betts Corp.	10,000	520,300
The Timken Co.	15,700	519,827

	Shares/Par	$ Value
Industrials (continued)
Trinity Industries, Inc.	8,300	454,093
*United Rentals, Inc.	12,700	408,813
Werner Enterprises, Inc.	9,775	185,432
*YRC Worldwide, Inc.	11,000	422,620
Total		30,062,547

Information Technology (15.6%)
*3Com Corp.	73,200	375,516
*Activision, Inc.	51,744	713,550
Acxiom Corp.	14,300	373,659
ADTRAN, Inc.	12,800	355,968
*Advent Software, Inc.	3,000	82,860
*Alliance Data Systems Corp.	13,000	604,500
Amphenol Corp. - Class A	16,800	843,864
*Anteon International Corp.	6,200	338,706
*Arrow Electronics, Inc.	22,600	725,912
*Atmel Corp.	80,500	386,400
*Avnet, Inc.	27,600	662,400
*Avocent Corp.	9,300	294,252
*The BISYS Group, Inc.	22,900	315,791
*Cabot Microelectronics Corp.	4,585	154,790
*Cadence Design Systems, Inc.	53,700	965,526
CDW Corp.	11,900	696,031
*Ceridian Corp.	27,500	697,125
*CheckFree Corp.	17,200	867,568
*Cognizant Technology Solutions Corp. - Class A	26,100	1,505,447
*CommScope, Inc.	10,400	295,360
*Credence Systems Corp.	18,800	141,000
*Cree, Inc.	14,400	476,496
*CSG Systems International, Inc.	9,200	208,104
*Cypress Semiconductor Corp.	25,600	440,832
Diebold, Inc.	13,100	539,589
*DST Systems, Inc.	11,900	683,893
*Dycom Industries, Inc.	7,600	161,956
*F5 Networks, Inc.	7,500	532,650
Fair Isaac Corp.	12,350	484,985
*Fairchild Semiconductor International, Inc.	22,700	414,729
Fidelity National Information Services, Inc.	17,700	709,062
*Gartner, Inc.	11,000	151,800
Harris Corp.	25,300	1,151,656
Imation Corp.	6,500	282,750
*Ingram Micro, Inc. - Class A	21,900	417,195
*Integrated Device Technology, Inc.	37,820	533,262
*International Rectifier Corp.	13,400	547,122
Intersil Corp. - Class A	29,200	813,220

	Shares/Par	$ Value
Information Technology (continued)
Jack Henry & Associates, Inc.	14,200	324,044
*KEMET Corp.	16,400	148,748
*Lam Research Corp.	25,700	1,122,319
*Lattice Semiconductor Corp.	21,500	135,880
*Macrovision Corp.	9,600	212,160
*McAfee, Inc.	31,700	789,647
*McDATA Corp. - Class A	28,900	136,408
*MEMC Electronic Materials, Inc.	31,300	1,159,978
*Mentor Graphics Corp.	15,000	170,850
*Micrel, Inc.	12,300	169,002
Microchip Technology, Inc.	39,800	1,427,227
MoneyGram International, Inc.	16,100	488,957
*MPS Group, Inc.	19,100	301,780
National Instruments Corp.	10,450	335,341
*Newport Corp.	7,600	139,764
Plantronics, Inc.	9,000	307,170
*Plexus Corp.	8,200	316,110
*Polycom, Inc.	17,800	393,202
*Powerwave Technologies, Inc.	20,900	307,021
The Reynolds and Reynolds Co. - Class A	9,700	269,660
*RF Micro Devices, Inc.	35,800	291,412
*RSA Security, Inc.	13,400	234,634
*Semtech Corp.	13,800	249,918
*Silicon Laboratories, Inc.	8,500	444,040
*SRA International, Inc. - Class A	7,000	260,400
*Sybase, Inc.	17,200	361,888
*Synopsys, Inc.	27,300	584,766
*Tech Data Corp.	10,700	388,731
*Transaction Systems Architects, Inc.	7,000	226,170
*TriQuint Semiconductor, Inc.	26,537	132,685
*UTStarcom, Inc.	19,900	119,201
*Vishay Intertechnology, Inc.	34,800	483,720
*Western Digital Corp.	40,800	782,952
*Wind River Systems, Inc.	14,100	173,430
*Zebra Technologies Corp. - Class A	13,350	610,763
Total		33,945,504

Materials (4.4%)
Airgas, Inc.	12,700	502,666
Albemarle Corp.	7,200	308,880
Bowater, Inc.	10,600	310,050
Cabot Corp.	11,700	399,321
Chemtura Corp.	45,378	509,595
Cytec Industries, Inc.	7,500	439,350
Ferro Corp.	7,900	158,553
Florida Rock Industries, Inc.	8,900	501,871
FMC Corp.	7,200	446,400

March 31, 2006

	Shares/Par	$ Value
Materials (continued)
Glatfelter	8,300	145,997
The Lubrizol Corp.	12,900	556,248
Lyondell Chemical Co.	38,800	774,060
Martin Marietta Materials, Inc.	8,800	905,872
Minerals Technologies, Inc.	3,800	220,628
Olin Corp.	13,600	290,768
Packaging Corp. of America	11,900	269,178
RPM International, Inc.	22,300	393,372
The Scotts Miracle-Gro Co. - Class A	8,500	395,845
Sensient Technologies Corp.	8,900	157,441
Sonoco Products Co.	18,800	631,868
Steel Dynamics, Inc.	7,300	374,928
The Valspar Corp.	19,200	529,152
Worthington Industries, Inc.	13,500	260,280
Total		9,482,323

Telecommunication Services (0.4%)
*Cincinnati Bell, Inc.	46,600	200,380
Telephone and Data Systems, Inc.	19,400	754,660
Total		955,040

Utilities (7.3%)
AGL Resources, Inc.	14,700	523,173
Alliant Energy Corp.	22,100	718,913
Aqua America, Inc.	24,300	678,213
*Aquila, Inc.	70,700	282,093
Black Hills Corp.	6,300	213,129
DPL, Inc.	24,100	661,545
Duquesne Light Holdings, Inc.	14,800	252,636
Energy East Corp.	27,900	695,826
Equitable Resources, Inc.	22,900	831,957
Great Plains Energy, Inc.	14,100	396,492
Hawaiian Electric Industries, Inc.	15,300	412,641
IDACORP, Inc.	8,000	256,800
MDU Resources Group, Inc.	22,700	766,579
National Fuel Gas Co.	16,000	519,840
Northeast Utilities	28,400	566,580
NSTAR	20,200	576,306
OGE Energy Corp.	17,100	502,740
ONEOK, Inc.	22,200	682,872
Pepco Holdings, Inc.	35,800	834,140

	Shares/Par	$ Value
Utilities (continued)
PNM Resources, Inc.	13,000	312,780
Puget Energy, Inc.	21,800	461,506
Questar Corp.	16,100	1,124,263
SCANA Corp.	21,700	866,047
*Sierra Pacific Resouces	34,658	489,371
Vectren Corp.	14,400	373,536
Westar Energy, Inc.	16,400	345,220
WGL Holdings, Inc.	9,200	281,520
Wisconsin Energy Corp.	22,100	884,000
WPS Resources Corp.	7,600	378,176
Total		15,888,894
Total Common Stocks (Cost $153,565,371)		209,123,842
Total Investments (96.0%) (Cost $153,565,371)(a)		209,123,842
Other Assets, Less Liabilities (4.0%)		8,815,256
Net Assets (100.0%)		217,939,098

*	Non-Income Producing

(a)	At March 31, 2006 the aggregate cost of securities for federal tax purposes was $154,888,624 and the net unrealized appreciation of investments based on that cost was $54,235,218 which is comprised of $60,363,109 aggregate gross unrealized appreciation and $6,127,891 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Fund

Objective:  To seek long-term growth of capital by investing in companies believed to have above-average earnings growth potential, current income is secondary.

Portfolio:  A diversified mix of high quality growth stocks in medium and large companies.

Strategy:  To analyze economic trends to determine their impact on various sectors and industries and to select high quality stocks from industries with the best earnings potential.

Net Assets:  $141.0 million

The Growth Stock Fund seeks long-term growth of capital by investing in companies believed to have above-average earnings growth potential; current income is secondary. The Fund’s portfolio will consist primarily of high-quality growth stocks of medium and large companies. The Fund’s strategy is to analyze economic trends to determine their impact on various sectors and industries and to select high quality stocks from industries with the best earnings potential. The Fund invests primarily in equity securities of well-established companies selected for their growth potential, with emphasis placed on high quality companies with strong financial characteristics. The investment process is initiated with an analysis of the economic outlook. Further study of economic sectors leads to the identification of growth-oriented industries, and to detailed studies of individual companies. In evaluating individual companies, factors such as the company management team, product outlook, global exposure, industry leadership position and financial characteristics are important variables used in the analysis.

For the fiscal year ended March 31, 2006, the Growth Stock Fund returned 11.18% (Class A Shares before sales charges), slightly lagging the S&P 500 Index return of 11.73%. (This index cannot be invested in directly and does not include administrative expenses or sales charges.) The Fund also slightly underperformed the Large-Cap Core Funds - the peer group in which Lipper places the Fund - which had an average return of 11.63% for the year, and underperformed the Large-Cap Growth Funds - the peer group which the managers believe better suits the Fund’s investment style - which had an average return of 14.24% for this twelve-month period, according to Lipper, an independent company that provides mutual fund data and analysis.

The Fund’s slight underperformance versus the Index can be attributed primarily to fees, while underperformance versus the Lipper Large-Cap Growth Funds category was due to several factors, including the Fund’s lower weighting in Technology, as well as stock selection within that sector. A slightly lower weighting in mid-capitalization stocks versus the peer group also hurt performance.

For the twelve months ending March 31, 2006, the U.S. stock market advanced overall, despite rising oil prices, higher short-term interest rates, and two devastating Gulf Coast hurricanes. Stocks rallied thanks to solid economic growth, brisk merger activity, and better-than-expected corporate earnings. Large-capitalization stocks experienced a healthy gain of 11.73% as measured by the S&P 500 Index, but lagged the returns on small capitalization stocks, which gained 24.07% as measured by the S&P SmallCap 600 Index and mid-cap stocks, which gained 21.62% as measured by the S&P MidCap 400 Index.

The Growth Stock Fund’s solid performance for the fiscal year can be attributed primarily to individual stock selection, while sector weightings played a lesser role. Stocks from several sectors led the list of positive contributors; particularly Energy, Consumer Discretionary, Health Care and Financials. Energy holdings EOG Resources, Inc., a natural gas and oil exploration company, and Halliburton Co., an energy services provider, both outperformed during this period. Google, Inc., a Technology stock best known for its online search engine, also added to return as estimates of the company’s sustainable growth rate rose throughout the period. Another Technology holding, Broadcom Corp., also added return as the company experienced a strong product cycle. Lehman Brothers Holdings, Inc. also provided a nice return as the investment banking sector benefited from merger and acquisition activity.

Several stocks in the Fund disappointed, however, during this period, including Technology holding Dell, Inc., which suffered from reduced growth expectations, and American Standard Companies, Inc., an Industrials sector stock, which experienced problems in two of its business units. The stocks of several other solid companies underperformed due to investors’ preference for higher risk stocks during this period. Health Care holdings Abbott Laboratories and Johnson & Johnson, and Industrials giant, General Electric Co., fell into that category.

Sector allocation in the Industrials and Telecommunications Services sectors had a slightly

March 31, 2006

negative effect on performance during the period; however, other sector weights were positive for the Fund’s return. An overweighting of higher beta stocks in the Energy sector helped performance, as did the Fund’s weighting to life insurance and brokerage companies, as those sub-sectors outperformed. Another positive for performance was the Fund’s lack of exposure to auto stocks during a period when Ford and General Motors suffered downgrades in their debt obligations.

Sector changes made in the Fund during this twelve month period included a move away from Consumer Discretionary stocks as the sector was plagued by concerns over the prospect of lower consumer spending. Those assets were reinvested in several hotel stocks, as hotels should benefit from increased corporate travel in 2006. In addition, profits were taken in several Financials stocks to keep the Fund’s weighting in line and Health Care holdings were increased as a defensive move in expectation of an economic slowdown.

Sector Allocation 3/31/06

Sector Allocation is based on net assets.

Top 10 Equity Holdings 3/31/06

Company	% Net Assets
General Electric Co.	3.23%
Microsoft Corp.	2.32%
Amgen, Inc.	2.03%
PepsiCo, Inc.	1.75%
The Procter & Gamble Co.	1.71%
Johnson & Johnson	1.60%
Fortune Brands, Inc.	1.58%
Aetna, Inc.	1.51%
J.C. Penney Co., Inc.	1.50%
Exxon Mobil Corp.	1.48%

Sector Allocation and Top 10 Equity Holdings are subject to change.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted.

Time period 3/31/97 through 3/31/06.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Classes B and C.

Class C shares commenced operations November 17, 2003. An initial investment of $10,000 in Class C on November 17, 2003, and held for the entire period ended March 31, 2006, would have resulted in a final value of $11,882. This final value includes all applicable sales charges and also includes fee waivers and deductions for all Fund expenses. The final value stated above does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

March 31, 2006

TOTAL RETURN

For the periods ended March 31, 2006	One Year	Five Year*	Since Inception*
Growth Stock Fund (Class A – without initial sales charge)	11.18%	0.99%	7.03%
Growth Stock Fund (Class A – with initial sales charge)	5.88%	0.01%	6.45%
S&P 500 Index	11.73%	3.97%	7.80%
Large Cap Core Funds Lipper Average	11.63%	2.66%	—
Large Cap Growth Funds Lipper Average	14.24%	1.04%	—

Fund Inception date is 3/31/97.

*Returns are annualized.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of March 31, 2006, the 500 companies in the composite had a median market capitalization of $12.1 billion and a total market value of $12.0 trillion. The S&P 500 represents approximately 57.6% of the market value of Compustat’s database of about 9,400 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Standard & Poor’s MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2006, the 400 companies in the composite had a median market capitalization of $2.8 billion and a total market value of $1.2 trillion. The MidCap 400 represents approximately 5.9% of the market value of the Compustat’s database of about 9,400 equities. The index cannot be invested in directly and does not include administrative expenses or sales charges.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor’s Corporation. As of March 31, 2006, the 600 companies in the composite had a median market capitalization of $882.3 million and total market value of $619.8 billion. The SmallCap 600 represents approximately 3.0% of the market value of Compustat’s database of 9,411 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Lipper Equity Fund Performance Analysis Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500 Index. Source: Lipper, Inc.

The Lipper Equity Fund Performance Analysis Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Source: Lipper, Inc.

About Your Fund’s Expenses

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution [and/or service] (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Growth Stock Fund Class A

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,051.20	$6.52
Hypothetical (5% return before expenses)	$1,000.00	$1,018.26	$6.42

Growth Stock Fund Class B

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,048.10	$9.91
Hypothetical (5% return before expenses)	$1,000.00	$1,014.95	$9.75

Growth Stock Fund Class C

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,047.30	$9.91
Hypothetical (5% return before expenses)	$1,000.00	$1,014.95	$9.75

*	Expenses are equal to the Fund’s annualized expense ratio of 1.28% for Class A shares, 1.95% for class B shares, and 1.95% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

March 31, 2006

Growth Stock Fund

Schedule of Investments 3/31/06

	Shares/Par	$ Value
Common Stocks (96.4%)
Consumer Discretionary (14.5%)
Carnival Corp.	21,300	1,008,981
Federated Department Stores, Inc.	17,200	1,255,600
Fortune Brands, Inc.	27,600	2,225,388
Hilton Hotels Corp.	32,000	814,720
J.C. Penney Co., Inc.	35,000	2,114,350
Johnson Controls, Inc.	18,900	1,435,077
*Kohl’s Corp.	24,100	1,277,541
The McGraw-Hill Companies, Inc.	35,400	2,039,748
News Corp. - Class A	70,500	1,171,005
NIKE, Inc. - Class B	12,100	1,029,710
Omnicom Group, Inc.	8,800	732,600
Staples, Inc.	59,200	1,510,784
Starwood Hotels & Resorts Worldwide, Inc.	25,200	1,706,796
Target Corp.	25,700	1,336,657
The Walt Disney Co.	25,800	719,562
Total		20,378,519

Consumer Staples (8.3%)
Altria Group, Inc.	28,000	1,984,080
CVS Corp.	54,900	1,639,863
PepsiCo, Inc.	42,780	2,472,256
The Procter & Gamble Co.	41,900	2,414,278
Wal-Mart Stores, Inc.	40,200	1,899,048
Walgreen Co.	29,700	1,280,961
Total		11,690,486

Energy (8.4%)
Baker Hughes, Inc.	20,000	1,368,000
ConocoPhillips	26,386	1,666,276
EOG Resources, Inc.	27,600	1,987,200
Exxon Mobil Corp.	34,384	2,092,610
Halliburton Co.	27,900	2,037,258
Noble Corp.	10,900	883,990
*Transocean, Inc.	10,100	811,030
Valero Energy Corp.	17,800	1,064,084
Total		11,910,448

Financials (13.8%)
American Express Co.	22,700	1,192,885
American International Group, Inc.	30,300	2,002,527
Capital One Financial Corp.	17,000	1,368,840
Citigroup, Inc.	35,400	1,672,296
Genworth Financial, Inc.	42,100	1,407,403

	Shares/Par	$ Value
Financials (continued)
The Goldman Sachs Group, Inc.	10,500	1,648,080
Legg Mason, Inc.	10,100	1,265,833
Lehman Brothers Holdings, Inc.	12,100	1,748,813
Prudential Financial, Inc.	22,700	1,720,887
SLM Corp.	25,700	1,334,858
The St. Paul Travelers Companies, Inc.	29,700	1,241,163
Wachovia Corp.	26,000	1,457,300
Wells Fargo & Co.	21,800	1,392,366
Total		19,453,251

Health Care (17.1%)
Abbott Laboratories	31,700	1,346,299
Aetna, Inc.	43,200	2,122,848
*Amgen, Inc.	39,300	2,859,075
*Caremark Rx, Inc.	24,800	1,219,664
Eli Lilly and Co.	20,900	1,155,770
*Fisher Scientific International, Inc.	20,800	1,415,440
*Genentech, Inc.	18,000	1,521,180
*Gilead Sciences, Inc.	20,100	1,250,622
Johnson & Johnson	38,000	2,250,360
Medtronic, Inc.	39,300	1,994,475
Novartis AG, ADR	25,100	1,391,544
*St. Jude Medical, Inc.	30,000	1,230,000
Teva Pharmaceutical Industries, Ltd., ADR	43,200	1,778,976
UnitedHealth Group, Inc.	25,800	1,441,188
*Zimmer Holdings, Inc.	16,300	1,101,880
Total		24,079,321

Industrials (9.9%)
Caterpillar, Inc.	16,800	1,206,408
Danaher Corp.	25,700	1,633,235
Emerson Electric Co.	18,700	1,563,881
FedEx Corp.	13,900	1,569,866
General Electric Co.	131,000	4,556,180
Honeywell International, Inc.	33,100	1,415,687
ITT Industries, Inc.	12,900	725,238
United Technologies Corp.	23,300	1,350,701
Total		14,021,196

Information Technology (21.0%)
Accenture, Ltd. - Class A	55,600	1,671,892
*Advanced Micro Devices, Inc.	20,900	693,044

	Shares/Par	$ Value
Information Technology (continued)
*Affiliated Computer Services, Inc. - Class A	28,600	1,706,276
*Amdocs, Ltd.	36,600	1,319,796
Analog Devices, Inc.	32,700	1,252,083
*ASML Holding N.V.	13,927	283,693
*Broadcom Corp. - Class A	30,550	1,318,538
*Cisco Systems, Inc.	77,600	1,681,592
*Dell, Inc.	47,700	1,419,552
*eBay, Inc.	17,100	667,926
*Electronic Arts, Inc.	24,800	1,357,056
First Data Corp.	31,800	1,488,876
*Google, Inc. - Class A	5,100	1,989,000
Intel Corp.	49,500	957,825
International Business Machines Corp.	19,400	1,599,918
Maxim Integrated Products, Inc.	27,200	1,010,480
Microsoft Corp.	120,300	3,273,364
*Oracle Corp.	101,500	1,389,535
QUALCOMM, Inc.	34,600	1,751,106
Telefonaktiebolaget LM Ericsson, ADR	34,400	1,297,568
*Yahoo!, Inc.	43,736	1,410,923
Total		29,540,043

Materials (1.9%)
Monsanto Co.	9,300	788,175
Praxair, Inc.	33,400	1,842,010
Total		2,630,185

	Shares/Par	$ Value
Telecommunication Services (1.1%)
Sprint Nextel Corp.	60,600	1,565,904

Utilities (0.4%)
Questar Corp.	8,900	623,445
Total Common Stocks (Cost $109,385,296)		135,892,798
Total Investments (96.4%) (Cost $109,385,296)(a)		135,892,798
Other Assets, Less Liabilities (3.6%)		5,105,103
Net Assets (100.0%)		140,997,901

*	Non-Income Producing

ADR after the name of a security represents - American Depository Receipt.

(a)	At March 31, 2006 the aggregate cost of securities for federal tax purposes was $109,443,056 and the net unrealized appreciation of investments based on that cost was $26,449,742 which is comprised of $28,091,099 aggregate gross unrealized appreciation and $1,641,357 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2006

Large Cap Core Stock Fund

Objective:  To seek long-term growth of capital and income by investing primarily in dividend-paying common stocks.

Portfolio:  Primarily common stocks of medium and large companies identified as strong candidates for significant long-term returns.

Strategy:  To actively manage a portfolio of selected equity securities with a goal of outperforming the total return of the Standard & Poor’s 500® Composite Stock Price Index.

Net Assets:  $146.7 million

The Large Cap Core Stock Fund seeks long-term growth of capital and income. The Fund seeks to achieve these objectives primarily by investing in the equity securities of companies selected for their growth potential. The Fund’s portfolio will consist primarily of equity securities of large companies. The Fund’s strategy is to actively manage a portfolio of selected equity securities with a goal of outperforming the total return of the S&P 500 Index. The Fund attempts to reduce risk by investing in many different economic sectors, industries and companies. The Fund’s manager may underweight or overweight selected economic sectors against the sector weightings of the S&P 500 Index to seek to enhance the Fund’s total return or reduce fluctuations in market value relative to the S&P 500 Index. Since inception (March 31, 1997) until January 31, 2003, the Fund was sub-advised by J.P. Morgan Investment Management, Inc. Mason Street Advisors, LLC has directly managed the Fund’s portfolio since January 31, 2003.

For the fiscal year ended March 31, 2006, the Large Cap Core Fund returned 11.43% (Class A Shares before sales charges), slightly lagging the S&P 500® Index return of 11.73%. (This index cannot be invested in directly and does not include sales charges.) The average return for the Fund’s peer group, Large-Cap Core Funds, was 11.63% for the same time period, according to Lipper, an independent company that provides mutual fund data and analysis.

During this twelve-month period, the U.S. stock market advanced overall, despite rising oil prices, higher short-term interest rates, and devastating Gulf Coast hurricanes. Stocks rallied thanks to solid economic growth, brisk merger activity, and better-than-expected corporate earnings. Throughout much of this fiscal year, large capitalization stocks traded in a narrow range as they continued to work through their earnings deceleration phase. During the first quarter of 2006, however, a robust economic environment pushed all markets higher, helping large cap stocks post a healthy 11.73% return for the twelve-month period, as measured by the S&P 500 Index. Large cap stocks continued to lag smaller stocks, however, as investors showed a willingness to take on more risk; consequently, small- and mid-capitalization stocks were the top performers for the twelve months ended March 31, 2006, gaining 24.07% and 21.62%, respectively, as measured by the S&P SmallCap 600 Index and S&P MidCap 400 Index.

The Fund’s performance during this period can be attributed primarily to individual stock selection, particularly in the Energy, Materials and Consumer Discretionary sectors. Energy stocks Valero Energy Corp. and Halliburton Co. added substantially to the Fund’s return, with Valero benefiting from its best refining margins in the last 20 years. In the Materials sector, Monsanto Co. performed well on strong demand in its genetically-modified seed business. Consumer Discretionary stocks J.C. Penney Co. Inc. and Federated Department Stores, Inc. also added to the Fund’s return. Other stocks that posted nice gains for the period included Legg Mason, Inc., on strong fund flows into its asset management business and the acquisition of Citigroup’s assets, and Lehman Brothers Holdings, Inc., which benefited from continued strong fixed income trading and underwriting. Google, Inc., known primarily for its Internet search engine, also had an extraordinary run-up in price during this period.

The Fund’s return was hurt, however, from several Technology holdings during this twelve-month period. International Business Machines, Inc., suffered from a slowdown in their outsourcing and consulting business; Lexmark International, Inc. experienced a slowdown in its PC market share gains; and Dell, Inc. lost ground as its consumer business failed to meet expectations. Health Care holdings Pfizer, Inc. and Abbott Laboratories also underperformed, as did Verizon Communications, Inc., whose core land line business remained under pressure from cable companies and wireless providers.

Sector allocations played a positive, though less significant, role in the Fund’s performance for the fiscal year. The Fund was overweight Energy stocks during the first half of the fiscal year and, during that time, the sector significantly outperformed the market as oil and natural gas prices moved higher. Early in the fourth quarter of 2005, the Fund’s weighting was reduced as Energy stock prices began to fall. In the Financial sector, just the opposite was true. The Fund was underweight Financials through much of the period, adding return as the sector languished on concerns over rising interest rates. The weighting was increased in the fourth quarter as Financials began to outperform. At fiscal-year end, the Fund was positioned near market weight in all sectors except Financials, which continued to be underweight.

Sector Allocation 3/31/06

Sector Allocation is based on net assets.

Top 10 Equity Holdings 3/31/06

Company	% Net Assets
General Electric Co.	3.12%
Exxon Mobil Corp.	2.29%
Microsoft Corp.	2.03%
Altria Group, Inc.	2.01%
Sprint Nextel Corp.	1.90%
The Procter & Gamble Co.	1.77%
PepsiCo, Inc.	1.63%
Bank of America Corp.	1.61%
J.C. Penney Co., Inc.	1.45%
ConocoPhillips	1.42%

Sector Allocation and Top 10 Equity Holdings are subject to change.

March 31, 2006

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted.

Time period 3/31/97 through 3/31/06.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

TOTAL RETURN

For the periods ended March 31, 2006	One Year	Five Year*	Since Inception*
Large Cap Core Stock Fund (Class A – without initial sales charge)	11.43%	1.17%	4.32%
Large Cap Core Stock Fund (Class A – with initial sales charge)	6.17%	0.19%	3.75%
S&P 500 Index	11.73%	3.97%	7.80%
Large Cap Core Funds Lipper Average	11.63%	2.66%	—

Fund Inception date is 3/31/97.

*Returns are annualized.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of March 31, 2006, the 500 companies in the composite had a median market capitalization of $12.1 billion and a total market value of $12.0 trillion. The S&P 500 represents approximately 57.6% of the market value of Compustat’s database of about 9,400 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Standard & Poor’s MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2006, the 400 companies in the composite had a median market capitalization of $2.8 billion and a total market value of $1.2 trillion. The MidCap 400 represents approximately 5.9% of the market value of the Compustat’s database of about 9,400 equities. The index cannot be invested in directly and does not include administrative expenses or sales charges.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor’s Corporation. As of March 31, 2006, the 600 companies in the composite had a median market capitalization of $882.3 million and total market value of $619.8 billion. The SmallCap 600 represents approximately 3.0% of the market value of Compustat’s database of 9,411 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Lipper Equity Fund Performance Analysis Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500 Index. Source: Lipper, Inc.

March 31, 2006

About Your Fund’s Expenses

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution [and/or service] (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Cap Core Stock Fund Class A

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,052.90	$5.72
Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$5.62

Large Cap Core Stock Fund Class B

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,049.70	$9.41
Hypothetical (5% return before expenses)	$1,000.00	$1,015.44	$9.25

*	Expenses are equal to the Fund’s annualized expense ratio of 1.12% for Class A shares, 1.85% for class B shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Large Cap Core Stock Fund

Schedule of Investments 3/31/06

	Shares/Par	$ Value
Common Stocks (94.8%)
Consumer Discretionary (11.2%)
Federated Department Stores, Inc.	18,800	1,372,400
Fortune Brands, Inc.	17,700	1,427,151
Hilton Hotels Corp.	33,900	863,094
J.C. Penney Co., Inc.	35,200	2,126,432
Johnson Controls, Inc.	20,000	1,518,600
News Corp. - Class A	94,700	1,572,967
NIKE, Inc. - Class B	12,200	1,038,220
Omnicom Group, Inc.	17,500	1,456,875
Staples, Inc.	58,850	1,501,852
Starwood Hotels & Resorts Worldwide, Inc.	26,300	1,781,299
Target Corp.	19,450	1,011,595
The Walt Disney Co.	28,300	789,287
Total		16,459,772

Consumer Staples (8.0%)
Altria Group, Inc.	41,700	2,954,862
CVS Corp.	58,700	1,753,369
PepsiCo, Inc.	41,500	2,398,285
The Procter & Gamble Co.	44,970	2,591,171
Wal-Mart Stores, Inc.	16,100	760,564
Walgreen Co.	29,900	1,289,587
Total		11,747,838

Energy (10.4%)
Baker Hughes, Inc.	21,500	1,470,600
ConocoPhillips	32,920	2,078,898
EOG Resources, Inc.	15,600	1,123,200
Exxon Mobil Corp.	55,300	3,365,558
Halliburton Co.	27,900	2,037,258
Kinder Morgan, Inc.	15,400	1,416,646
Schlumberger, Ltd.	8,200	1,037,874
*Transocean, Inc.	13,600	1,092,080
Valero Energy Corp.	27,600	1,649,928
Total		15,272,042

Financials (18.8%)
American Express Co.	17,700	930,135
American International Group, Inc.	30,600	2,022,354
Bank of America Corp.	51,900	2,363,525
Capital One Financial Corp.	18,700	1,505,724
The Chubb Corp.	12,000	1,145,280
Citigroup, Inc.	34,400	1,625,056
Genworth Financial, Inc.	45,400	1,517,722
The Goldman Sachs Group, Inc.	11,800	1,852,128
JPMorgan Chase & Co.	45,748	1,904,947
Legg Mason, Inc.	10,800	1,353,564
Lehman Brothers Holdings, Inc.	13,700	1,980,061

	Shares/Par	$ Value
Financials (continued)
Prudential Financial, Inc.	26,800	2,031,708
SLM Corp.	26,500	1,376,410
The St. Paul Travelers Companies, Inc.	32,000	1,337,280
U.S. Bancorp	34,100	1,040,050
Wachovia Corp.	33,400	1,872,070
Wells Fargo & Co.	27,000	1,724,490
Total		27,582,504

Health Care (11.3%)
Abbott Laboratories	37,700	1,601,119
Aetna, Inc.	24,600	1,208,844
*Amgen, Inc.	20,200	1,469,550
*Boston Scientific Corp.	32,800	756,040
*Caremark Rx, Inc.	23,900	1,175,402
Eli Lilly and Co.	27,900	1,542,870
*Fisher Scientific International, Inc.	22,000	1,497,100
*Genentech, Inc.	10,300	870,453
Johnson & Johnson	24,800	1,468,656
Medtronic, Inc.	32,400	1,644,300
Pfizer, Inc.	46,500	1,158,780
*St. Jude Medical, Inc.	30,500	1,250,500
UnitedHealth Group, Inc.	16,500	921,690
Total		16,565,304

Industrials (11.9%)
Canadian National Railway Co.	22,100	1,000,688
Danaher Corp.	22,000	1,398,100
Emerson Electric Co.	19,700	1,647,511
FedEx Corp.	14,500	1,637,630
General Electric Co.	131,700	4,580,526
Honeywell International, Inc.	35,780	1,530,311
ITT Industries, Inc.	13,900	781,458
Norfolk Southern Corp.	32,600	1,762,682
United Technologies Corp.	33,000	1,913,010
Waste Management, Inc.	35,000	1,235,500
Total		17,487,416

Information Technology (13.8%)
Accenture, Ltd. - Class A	52,000	1,563,640
*Affiliated Computer Services, Inc. - Class A	26,200	1,563,092
Analog Devices, Inc.	37,100	1,420,559
*ASML Holding N.V.	8,493	173,002
*Broadcom Corp. - Class A	33,200	1,432,912
*Dell, Inc.	28,800	857,088
*Electronic Arts, Inc.	24,800	1,357,056
First Data Corp.	28,600	1,339,052

March 31, 2006

	Shares/Par	$ Value
Information Technology (continued)
*Google, Inc. - Class A	3,500	1,365,000
Intel Corp.	29,400	568,890
International Business Machines Corp.	21,300	1,756,611
Maxim Integrated Products, Inc.	29,700	1,103,355
Microsoft Corp.	109,700	2,984,937
*Oracle Corp.	102,900	1,408,701
QUALCOMM, Inc.	26,600	1,346,226
Total		20,240,121

Materials (3.2%)
Monsanto Co.	22,900	1,940,775
Praxair, Inc.	26,500	1,461,475
Temple-Inland, Inc.	29,700	1,323,135
Total		4,725,385

Telecommunication Services (2.8%)
AT&T, Inc.	48,591	1,313,901
Sprint Nextel Corp.	107,980	2,790,203
Total		4,104,104

Utilities (3.4%)
Duke Energy Corp.	47,400	1,381,710
Exelon Corp.	25,900	1,370,110
PG&E Corp.	39,300	1,528,770
Questar Corp.	9,400	658,470
Total		4,939,060
Total Common Stocks (Cost $106,319,934)		139,123,546
Total Investments (94.8%) (Cost $106,319,934)(a)		139,123,546
Other Assets, Less Liabilities (5.2%)		7,574,077
Net Assets (100.0%)		146,697,623

*	Non-Income Producing

(a)	At March 31, 2006 the aggregate cost of securities for federal tax purposes was $106,740,759 and the net unrealized appreciation of investments based on that cost was $32,382,787 which is comprised of $33,407,418 aggregate gross unrealized appreciation and $1,024,631 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Fund

Objectives:  To seek investment results that approximate the performance of the S&P 500® Index, by investing in stocks included in the S&P 500® Index.

Portfolio:  The S&P 500® Index is composed of 500 common stocks representing approximately three-fourths of the total market value of all publicly traded common stocks in the United States.

Strategy:  To capture broad market performance, at low cost, by investing in a portfolio modeled after a broadly based stock index.

Net Assets:  $171.6 million

The Index 500 Stock Fund seeks investment results that approximate the performance of the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500® Index is composed of 500 common stocks representing approximately three-fourths of the total market value of all publicly traded common stocks in the U.S. The Fund’s strategy is to capture broad market performance by investing in a portfolio modeled after a broadly based stock index. The Fund invests in stocks included in the S&P 500 Index in proportion to their weightings in the Index, and may buy or sell securities after announced changes in the Index but before or after the effective date of the changes to attempt to achieve higher correlation with the Index. The Index 500 Stock Fund is not managed in the traditional sense using economic, financial and market analysis. A computer program is used to determine which stocks are to be purchased or sold to achieve the Fund’s objective. Therefore, the Fund remains neutral relative to the benchmarks in terms of economic sectors, market capitalization, and the growth and value styles of investing. The Fund will, to the extent feasible, remain fully invested. Cash flows are invested promptly to minimize their impact on returns and the Fund may purchase Index futures contracts in amounts approximating the cash held in the Fund’s portfolio.

For the fiscal year ended March 31, 2006, the Fund had a total return of 11.04% (Class A shares before sales charges), slightly behind the S&P 500 Index, which returned 11.73% for the same twelve-month period. (This index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The difference between the returns of the Fund and the S&P 500 Index is due primarily to the fact that expenses are deducted from the Fund before its return is calculated. Since the S&P 500 Index is not an actual mutual fund, there are no expenses charged against its return. The average return for the Fund’s peer group, S&P Index 500 Objective Funds, was 11.14% for this period, according to Lipper, an independent company that provides mutual fund data and analysis.

For the twelve months ended March 31, 2006, the U.S. stock market advanced overall, despite rising oil prices, higher short-term interest rates, and two devastating Gulf Coast hurricanes. Stocks rallied thanks to solid economic growth, brisk merger activity, and better-than-expected corporate earnings. While large-capitalization stocks experienced a healthy gain of 11.73%, they continued to lag the returns on small- and mid-capitalization stocks, which gained 24.07% and 21.62%, respectively, as measured by the S&P SmallCap 600 Index and the S&P MidCap 400 Index.

During this fiscal year, returns within the ten sectors of the S&P 500 Index varied widely. Energy (up 21.72%), Financials (up 17.33%) and Telecommunications Services (up 17.10%) were the best performing sectors. Energy stocks benefited from rising oil and natural gas prices as well as from continued strong demand worldwide, while Financials and Telecommunications Services stocks benefited in large part from merger and acquisition activity in those sectors. Information Technology stocks also posted a strong return of 13.50%, and Industrials and Materials were up 11.21% and 10.14%, respectively, benefiting from continued strong demand worldwide and rising commodity prices. All other sectors were positive for the twelve-month period, with Utilities up 9.44% and Health Care up 8.45%. Consumer-related stocks were the lowest performing stocks this period due to concerns over consumer spending amid higher oil prices and interest rates. The Consumer Staples sector gained 4.43% during this period, while Consumer Discretionary was up 2.17%.

Strong company contributors to the S&P 500 Index performance during the fiscal year included AT&T Corporation, Schlumberger, Ltd., Hewlett-Packard Company, Corning, Inc., and Procter and Gamble Company. Poor performers included Exxon Mobil Corporation, Dell, Inc., Intel Corporation, Johnson & Johnson, and General Electric Company.

As the Fund seeks to track the performance and weightings of stocks in the S&P 500 Index, changes are made in its holdings as the Index changes. Such changes occur as companies merge, divest and/or add to market capitalization. Standard & Poor’s also may adjust the Index to better reflect the companies it believes are most representative of the make-up of the economy. During the twelve months ended March 31, 2006, there were 22

March 31, 2006

companies added to the Index and 22 companies deleted from the Index. Stocks added to the Index during this period included Chesapeake Energy Corporation, Harman International, VeriSign Inc., Estee Lauder and Whole Foods Market. Deletions included Dana Corporation, Scientific-Atlantic, Siebel Systems, Inc., Reebok International, and Mercury Interactive.

Sector Allocation 3/31/06

Sector Allocation is based on equities.

Top 10 Equity Holdings 3/31/06

Company	% Net Assets
Exxon Mobil Corp.	2.92%
General Electric Co.	2.85%
Microsoft Corp.	1.90%
Citigroup, Inc.	1.85%
Bank of America Corp.	1.66%
The Procter & Gamble Co.	1.49%
Pfizer, Inc.	1.44%
Johnson & Johnson	1.38%
American International Group, Inc.	1.35%
Altria Group, Inc.	1.16%

Sector Allocation and Top 10 Equity Holdings are subject to change.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted.

Time period 3/31/97 through 3/31/06.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

TOTAL RETURN

For the periods ended March 31, 2006	One Year	Five Year*	Since Inception*
Index 500 Stock Fund (Class A – without initial sales charge)	11.04%	3.20%	7.05%
Index 500 Stock Fund (Class A – with initial sales charge)	5.74%	2.21%	6.47%
S&P 500 Index	11.73%	3.97%	7.80%
S&P 500 Index Objective Funds Lipper Average	11.14%	3.39%	—

Fund Inception date is 3/31/97.

*Returns are annualized.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of March 31, 2006, the 500 companies in the composite had a median market capitalization of $12.1 billion and a total market value of $12.0 trillion. The S&P 500 represents approximately 57.6% of the market value of Compustat’s database of about 9,400 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Standard & Poor’s MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2006, the 400 companies in the composite had a median market capitalization of $2.8 billion and a total market value of $1.2 trillion. The MidCap 400 represents approximately 5.9% of the market value of the Compustat’s database of about 9,400 equities. The index cannot be invested in directly and does not include administrative expenses or sales charges.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor’s Corporation. As of March 31, 2006, the 600 companies in the composite had a median market capitalization of $882.3 million and total market value of $619.8 billion. The SmallCap 600 represents approximately 3.0% of the market value of Compustat’s database of 9,411 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Lipper Equity Fund Performance Analysis S&P 500 Index Objective Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500 Index, including reinvested dividends. In addition, S&P 500 Index funds have limited expenses (advisor fee no higher than 0.50%). Source: Lipper, Inc.

March 31, 2006

About Your Fund’s Expenses

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution [and/or service] (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Index 500 Stock Fund Class A

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,060.80	$3.08
Hypothetical (5% return before expenses)	$1,000.00	$1,021.64	$3.02

Index 500 Stock Fund Class B

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,058.20	$6.39
Hypothetical (5% return before expenses)	$1,000.00	$1,018.41	$6.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.60% for Class A shares, 1.25% for class B shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Index 500 Stock Fund

Schedule of Investments 3/31/06

	Shares/Par	$ Value

Common Stocks (91.7%)
Consumer Discretionary (9.4%)
*Amazon.com, Inc.	4,200	153,342
*Apollo Group, Inc. - Class A	1,900	99,769
*AutoNation, Inc.	2,400	51,720
*AutoZone, Inc.	700	69,783
*Bed Bath & Beyond, Inc.	3,800	145,920
Best Buy Co., Inc.	5,525	309,013
*Big Lots, Inc.	1,500	20,940
The Black & Decker Corp.	1,000	86,890
Brunswick Corp.	1,300	50,518
Carnival Corp.	5,818	275,599
CBS Corp. - Class B	10,415	249,752
Centex Corp.	1,700	105,383
Circuit City Stores, Inc.	2,100	51,408
Clear Channel Communications, Inc.	7,000	203,070
*Coach, Inc.	5,200	179,816
*Comcast Corp. - Class A	28,784	752,989
Cooper Tire & Rubber Co.	800	11,472
D.R. Horton, Inc.	3,700	122,914
Darden Restaurants, Inc.	1,750	71,803
Dillard’s, Inc. - Class A	800	20,832
Dollar General Corp.	4,290	75,804
Dow Jones & Co., Inc.	800	31,440
The E.W. Scripps Co. - Class A	1,100	49,181
Eastman Kodak Co.	3,900	110,916
Family Dollar Stores, Inc.	2,100	55,860
Federated Department Stores, Inc.	3,685	269,005
Ford Motor Co.	25,144	200,146
Fortune Brands, Inc.	2,000	161,260
Gannett Co., Inc.	3,200	191,744
The Gap, Inc.	7,762	144,994
General Motors Corp.	7,604	161,737
Genuine Parts Co.	2,350	103,001
*The Goodyear Tire & Rubber Co.	2,400	34,752
H&R Block, Inc.	4,400	95,260
Harley-Davidson, Inc.	3,625	188,065
Harman International Industries, Inc.	900	100,017
Harrah’s Entertainment, Inc.	2,500	194,900
Hasbro, Inc.	2,350	49,585
Hilton Hotels Corp.	4,400	112,024
The Home Depot, Inc.	28,650	1,211,894
International Game Technology	4,500	158,490
*The Interpublic Group of Companies, Inc.	5,800	55,448
J.C. Penney Co., Inc.	3,125	188,781
Johnson Controls, Inc.	2,600	197,418
Jones Apparel Group, Inc.	1,500	53,055

	Shares/Par	$ Value
Consumer Discretionary (continued)
KB HOME	1,000	64,980
Knight Ridder, Inc.	900	56,889
*Kohl’s Corp.	4,600	243,846
Leggett & Platt, Inc.	2,500	60,925
Lennar Corp. - Class A	1,800	108,684
Limited Brands, Inc.	4,710	115,207
Liz Claiborne, Inc.	1,400	57,372
Lowe’s Companies, Inc.	10,500	676,620
Marriott International, Inc. - Class A	2,200	150,920
Mattel, Inc.	5,200	94,276
Maytag Corp.	1,300	27,729
McDonald’s Corp.	16,951	582,436
The McGraw-Hill Companies, Inc.	4,900	282,338
Meredith Corp.	600	33,474
The New York Times Co. - Class A	1,938	49,051
Newell Rubbermaid, Inc.	3,745	94,337
News Corp. - Class A	32,300	536,503
NIKE, Inc. - Class B	2,500	212,750
Nordstrom, Inc.	2,900	113,622
*Office Depot, Inc.	4,000	148,960
OfficeMax, Inc.	1,000	30,170
Omnicom Group, Inc.	2,400	199,800
Pulte Homes, Inc.	2,900	111,418
RadioShack Corp.	1,833	35,249
*Sears Holdings Corp.	1,307	172,838
The Sherwin-Williams Co.	1,527	75,495
Snap-on, Inc.	766	29,200
The Stanley Works	1,000	50,660
Staples, Inc.	9,850	251,372
*Starbucks Corp.	10,300	387,692
Starwood Hotels & Resorts Worldwide, Inc.	2,900	196,417
Target Corp.	11,800	613,718
Tiffany & Co.	1,900	71,326
Time Warner, Inc.	60,700	1,019,152
The TJX Companies, Inc.	6,200	153,884
Tribune Co.	3,560	97,651
*Univision Communications, Inc. - Class A	3,000	103,410
VF Corp.	1,200	68,280
*Viacom, Inc. - Class B	10,415	404,102
The Walt Disney Co.	25,925	723,048
Wendy’s International, Inc.	1,500	93,090
Whirlpool Corp.	900	82,323
Yum! Brands, Inc.	3,760	183,714
Total		16,092,638

March 31, 2006

	Shares/Par	$ Value
Consumer Staples (8.5%)
Alberto-Culver Co.	1,050	46,442
Albertson’s, Inc.	4,939	126,784
Altria Group, Inc.	28,074	1,989,323
Anheuser-Busch Companies, Inc.	10,432	446,177
Archer-Daniels-Midland Co.	8,837	297,365
Avon Products, Inc.	6,050	188,579
Brown-Forman Corp. - Class B	1,112	85,591
Campbell Soup Co.	2,524	81,778
The Clorox Co.	2,000	119,700
The Coca-Cola Co.	27,725	1,160,846
Coca-Cola Enterprises, Inc.	4,100	83,394
Colgate-Palmolive Co.	6,924	395,360
ConAgra Foods, Inc.	7,000	150,220
*Constellation Brands, Inc. - Class A	2,700	67,635
Costco Wholesale Corp.	6,400	346,624
CVS Corp.	11,000	328,570
The Estee Lauder Companies, Inc. - Class A	1,600	59,504
General Mills, Inc.	4,800	243,264
H.J. Heinz Co.	4,500	170,640
The Hershey Co.	2,400	125,352
Kellogg Co.	3,400	149,736
Kimberly-Clark Corp.	6,223	359,689
*The Kroger Co.	9,822	199,976
McCormick & Co., Inc.	1,800	60,948
Molson Coors Brewing Co.	800	54,896
The Pepsi Bottling Group, Inc.	1,800	54,702
PepsiCo, Inc.	22,300	1,288,717
The Procter & Gamble Co.	44,346	2,555,216
Reynolds American, Inc.	1,200	126,600
Safeway, Inc.	6,100	153,232
Sara Lee Corp.	10,240	183,091
SUPERVALU, Inc.	1,800	55,476
Sysco Corp.	8,325	266,816
Tyson Foods, Inc. - Class A	3,400	46,716
UST, Inc.	2,200	91,520
Wal-Mart Stores, Inc.	33,667	1,590,429
Walgreen Co.	13,600	586,568
Whole Foods Market, Inc.	1,900	126,236
Wm. Wrigley Jr. Co.	2,400	153,600
Total		14,617,312

Energy (9.0%)
Amerada Hess Corp.	1,100	156,640
Anadarko Petroleum Corp.	3,119	315,050
Apache Corp.	4,440	290,864
Baker Hughes, Inc.	4,610	315,324
BJ Services Co.	4,400	152,240

	Shares/Par	$ Value
Energy (continued)
Burlington Resources, Inc.	5,962	547,967
Chesapeake Energy Corp.	5,000	157,050
Chevron Corp.	30,022	1,740,376
ConocoPhillips	18,596	1,174,337
Devon Energy Corp.	6,000	367,020
El Paso Corp.	8,868	106,859
EOG Resources, Inc.	3,300	237,600
Exxon Mobil Corp.	82,299	5,008,718
Halliburton Co.	6,946	507,197
Kerr-McGee Corp.	1,522	145,321
Kinder Morgan, Inc.	1,400	128,786
Marathon Oil Corp.	4,960	377,803
Murphy Oil Corp.	2,200	109,604
*Nabors Industries, Ltd.	2,100	150,318
*National-Oilwell Varco, Inc.	2,400	153,888
Noble Corp.	1,800	145,980
Occidental Petroleum Corp.	5,800	537,370
Rowan Companies, Inc.	1,500	65,940
Schlumberger, Ltd.	8,000	1,012,560
Sunoco, Inc.	1,800	139,626
*Transocean, Inc.	4,387	352,276
Valero Energy Corp.	8,400	502,152
*Weatherford International, Ltd.	4,700	215,025
The Williams Companies, Inc.	8,000	171,120
XTO Energy, Inc.	4,866	212,012
Total		15,497,023

Financials (19.3%)
ACE, Ltd.	4,300	223,643
AFLAC, Inc.	6,700	302,371
The Allstate Corp.	8,725	454,660
Ambac Financial Group, Inc.	1,400	111,440
American Express Co.	16,625	873,644
American International Group, Inc.	34,919	2,307,796
Ameriprise Financial, Inc.	3,405	153,429
AmSouth Bancorporation	4,700	127,135
Aon Corp.	4,325	179,531
Apartment Investment & Management Co. - Class A	1,300	60,970
Archstone-Smith Trust	2,900	141,433
Bank of America Corp.	62,570	2,849,437
The Bank of New York Co., Inc.	10,427	375,789
BB&T Corp.	7,200	282,240
The Bear Stearns Companies, Inc.	1,592	220,810
Capital One Financial Corp.	4,100	330,132
The Charles Schwab Corp.	13,900	239,219
The Chubb Corp.	2,700	257,688
Cincinnati Financial Corp.	2,395	100,758

	Shares/Par	$ Value

Financials (continued)
CIT Group, Inc.	2,700	144,504
Citigroup, Inc.	67,215	3,175,236
Comerica, Inc.	2,150	124,636
Compass Bancshares, Inc.	1,700	86,037
Countrywide Financial Corp.	8,100	297,270
*E*TRADE Financial Corp.	5,600	151,088
Equity Office Properties Trust	5,500	184,690
Equity Residential	3,900	182,481
Fannie Mae	13,023	669,382
Federated Investors, Inc. - Class B	1,100	42,955
Fifth Third Bancorp	7,514	295,751
First Horizon National Corp.	1,700	70,805
Franklin Resources, Inc.	2,100	197,904
Freddie Mac	9,300	567,300
Genworth Financial, Inc.	5,100	170,493
Golden West Financial Corp.	3,400	230,860
The Goldman Sachs Group, Inc.	5,900	926,064
The Hartford Financial Services Group, Inc.	4,100	330,255
Huntington Bancshares, Inc.	3,372	81,366
Janus Capital Group, Inc.	2,900	67,193
Jefferson-Pilot Corp.	2,100	117,474
JPMorgan Chase & Co.	46,930	1,954,165
KeyCorp	5,500	202,400
Lehman Brothers Holdings, Inc.	3,622	523,488
Lincoln National Corp.	2,300	125,557
Loews Corp.	1,800	182,160
M&T Bank Corp.	1,100	125,554
Marsh & McLennan Companies, Inc.	7,340	215,502
Marshall & Ilsley Corp.	2,800	122,024
MBIA, Inc.	1,850	111,241
Mellon Financial Corp.	5,623	200,179
Merrill Lynch & Co., Inc.	12,400	976,624
MetLife, Inc.	10,249	495,744
MGIC Investment Corp.	1,200	79,956
Moody’s Corp.	3,250	232,245
Morgan Stanley	14,436	906,870
National City Corp.	7,424	259,098
North Fork Bancorporation, Inc.	6,450	185,954
Northern Trust Corp.	2,500	131,250
Plum Creek Timber Co., Inc.	2,500	92,325
PNC Financial Services Group, Inc.	3,933	264,730
Principal Financial Group, Inc.	3,800	185,440
The Progressive Corp.	2,700	281,502
ProLogis	3,300	176,550
Prudential Financial, Inc.	6,700	507,927
Public Storage, Inc.	1,100	89,353

	Shares/Par	$ Value
Financials (continued)
Regions Financial Corp.	6,127	215,487
SAFECO Corp.	1,700	85,357
Simon Property Group, Inc.	2,500	210,350
SLM Corp.	5,600	290,864
Sovereign Bancorp, Inc.	4,800	105,168
The St. Paul Travelers Companies, Inc.	9,422	393,745
State Street Corp.	4,500	271,935
SunTrust Banks, Inc.	5,000	363,800
Synovus Financial Corp.	4,250	115,133
T. Rowe Price Group, Inc.	1,800	140,778
Torchmark Corp.	1,400	79,940
U.S. Bancorp	24,271	740,266
UnumProvident Corp.	3,976	81,428
Vornado Realty Trust	1,600	153,600
Wachovia Corp.	21,848	1,224,580
Washington Mutual, Inc.	13,361	569,446
Wells Fargo & Co.	22,625	1,445,059
XL Capital, Ltd. - Class A	2,300	147,453
Zions Bancorporation	1,400	115,822
Total		33,083,918

Health Care (11.9%)
Abbott Laboratories	20,725	880,191
Aetna, Inc.	7,600	373,464
Allergan, Inc.	2,000	217,000
AmerisourceBergen Corp.	2,800	135,156
*Amgen, Inc.	15,736	1,144,794
Applera Corp. - Applied Biosystems Group	2,500	67,850
*Barr Pharmaceuticals, Inc.	1,100	69,278
Bausch & Lomb, Inc.	700	44,590
Baxter International, Inc.	8,700	337,647
Becton, Dickinson and Co.	3,300	203,214
*Biogen Idec, Inc.	4,645	218,780
Biomet, Inc.	3,300	117,216
*Boston Scientific Corp.	7,948	183,201
Bristol-Myers Squibb Co.	26,348	648,424
C. R. Bard, Inc.	1,400	94,934
Cardinal Health, Inc.	5,725	426,627
*Caremark Rx, Inc.	6,000	295,080
*Chiron Corp.	1,500	68,715
CIGNA Corp.	1,600	208,992
*Coventry Health Care, Inc.	2,150	116,057
Eli Lilly and Co.	15,228	842,108
*Express Scripts, Inc.	2,000	175,800
*Fisher Scientific International, Inc.	1,700	115,685
*Forest Laboratories, Inc.	4,400	196,372

March 31, 2006

	Shares/Par	$ Value
Health Care (continued)
*Genzyme Corp.	3,500	235,270
*Gilead Sciences, Inc.	6,200	385,764
Guidant Corp.	4,600	359,076
HCA, Inc.	5,524	252,944
Health Management Associates, Inc. - Class A	3,200	69,024
*Hospira, Inc.	2,182	86,102
*Humana, Inc.	2,200	115,830
IMS Health, Inc.	2,700	69,579
Johnson & Johnson	40,064	2,372,590
*King Pharmaceuticals, Inc.	3,233	55,769
*Laboratory Corp. of America Holdings	1,700	99,416
Manor Care, Inc.	1,100	48,785
McKesson Corp.	4,121	214,828
*Medco Health Solutions, Inc.	4,094	234,259
*MedImmune, Inc.	3,400	124,372
Medtronic, Inc.	16,300	827,225
Merck & Co., Inc.	29,480	1,038,580
*Millipore Corp.	700	51,142
Mylan Laboratories, Inc.	2,900	67,860
*Patterson Companies, Inc.	1,900	66,880
PerkinElmer, Inc.	1,800	42,246
Pfizer, Inc.	99,103	2,469,647
Quest Diagnostics, Inc.	2,200	112,860
Schering-Plough Corp.	19,900	377,901
*St. Jude Medical, Inc.	4,900	200,900
Stryker Corp.	3,900	172,926
*Tenet Healthcare Corp.	6,300	46,494
*Thermo Electron Corp.	2,200	81,598
UnitedHealth Group, Inc.	18,300	1,022,238
*Waters Corp.	1,400	60,410
*Watson Pharmaceuticals, Inc.	1,400	40,236
*WellPoint, Inc.	8,900	689,127
Wyeth	18,100	878,212
*Zimmer Holdings, Inc.	3,330	225,108
Total		20,376,373

Industrials (10.6%)
3M Co.	10,200	772,038
*Allied Waste Industries, Inc.	3,000	36,720
American Power Conversion Corp.	2,300	53,153
American Standard Companies, Inc.	2,400	102,864
Avery Dennison Corp.	1,500	87,720
The Boeing Co.	10,770	839,306
Burlington Northern Santa Fe Corp.	5,027	418,900
Caterpillar, Inc.	9,000	646,290
Cendant Corp.	13,572	235,474

	Shares/Par	$ Value
Industrials (continued)
Cintas Corp.	1,900	80,978
Cooper Industries, Ltd. - Class A	1,200	104,280
CSX Corp.	3,000	179,400
Cummins, Inc.	600	63,060
Danaher Corp.	3,200	203,360
Deere & Co.	3,200	252,960
Dover Corp.	2,700	131,112
Eaton Corp.	2,000	145,940
Emerson Electric Co.	5,525	462,056
Equifax, Inc.	1,700	63,308
FedEx Corp.	4,120	465,313
Fluor Corp.	1,200	102,960
General Dynamics Corp.	5,400	345,492
General Electric Co.	140,396	4,882,972
Goodrich Corp.	1,700	74,137
Honeywell International, Inc.	11,150	476,886
Illinois Tool Works, Inc.	2,800	269,668
Ingersoll-Rand Co., Ltd. - Class A	4,400	183,876
ITT Industries, Inc.	2,500	140,550
L-3 Communications Holdings, Inc.	1,600	137,264
Lockheed Martin Corp.	4,800	360,624
Masco Corp.	5,600	181,944
*Monster Worldwide, Inc.	1,700	84,762
*Navistar International Corp.	800	22,064
Norfolk Southern Corp.	5,600	302,792
Northrop Grumman Corp.	4,678	319,461
PACCAR, Inc.	2,250	158,580
Pall Corp.	1,700	53,023
Parker Hannifin Corp.	1,650	133,007
Pitney Bowes, Inc.	3,036	130,335
R. R. Donnelley & Sons Co.	2,933	95,968
Raytheon Co.	6,000	275,040
Robert Half International, Inc.	2,300	88,803
Rockwell Automation, Inc.	2,400	172,584
Rockwell Collins, Inc.	2,300	129,605
Ryder System, Inc.	800	35,824
Southwest Airlines Co.	9,580	172,344
Textron, Inc.	1,800	168,102
Tyco International, Ltd.	27,170	730,330
Union Pacific Corp.	3,600	336,060
United Parcel Service, Inc. - Class B	14,700	1,166,885
United Technologies Corp.	13,700	794,189
W.W. Grainger, Inc.	1,000	75,350
Waste Management, Inc.	7,457	263,232
Total		18,208,945

	Shares/Par	$ Value

Information Technology (14.1%)
*ADC Telecommunications, Inc.	1,528	39,102
*Adobe Systems, Inc.	8,100	282,852
*Advanced Micro Devices, Inc.	6,400	212,224
*Affiliated Computer Services, Inc. - Class A	1,600	95,456
*Agilent Technologies, Inc.	5,746	215,762
*Altera Corp.	4,824	99,567
Analog Devices, Inc.	4,900	187,621
*Andrew Corp.	2,100	25,788
*Apple Computer, Inc.	11,500	721,280
Applied Materials, Inc.	21,400	374,714
*Applied Micro Circuits Corp.	4,000	16,280
*Autodesk, Inc.	3,100	119,412
Automatic Data Processing, Inc.	7,850	358,588
*Avaya, Inc.	5,577	63,020
*BMC Software, Inc.	2,900	62,814
*Broadcom Corp. - Class A	5,900	254,644
CA, Inc.	6,100	165,981
*Ciena Corp.	7,800	40,638
*Cisco Systems, Inc.	82,833	1,794,991
*Citrix Systems, Inc.	2,400	90,960
*Computer Sciences Corp.	2,500	138,875
*Compuware Corp.	5,200	40,716
*Comverse Technology, Inc.	2,700	63,531
*Convergys Corp.	1,900	34,599
*Corning, Inc.	20,800	559,728
*Dell, Inc.	31,700	943,392
*eBay, Inc.	15,500	605,430
*Electronic Arts, Inc.	4,100	224,352
Electronic Data Systems Corp.	6,933	186,012
*EMC Corp.	32,012	436,324
First Data Corp.	10,353	484,727
*Fiserv, Inc.	2,500	106,375
*Freescale Semiconductor, Inc. - Class B	5,514	153,124
*Gateway, Inc.	3,600	7,884
Hewlett-Packard Co.	38,136	1,254,674
Intel Corp.	79,294	1,534,339
International Business Machines Corp.	21,151	1,744,323
*Intuit, Inc.	2,400	127,656
*Jabil Circuit, Inc.	2,400	102,864
*JDS Uniphase Corp.	22,600	94,242
KLA-Tencor Corp.	2,700	130,572
*Lexmark International, Inc. - Class A	1,500	68,070
Linear Technology Corp.	4,100	143,828
*LSI Logic Corp.	5,300	61,268

	Shares/Par	$ Value
Information Technology (continued)
*Lucent Technologies, Inc.	60,184	183,561
Maxim Integrated Products, Inc.	4,300	159,745
*Micron Technology, Inc.	8,300	122,176
Microsoft Corp.	119,700	3,257,037
Molex, Inc.	1,950	64,740
Motorola, Inc.	33,660	771,151
National Semiconductor Corp.	4,528	126,060
*NCR Corp.	2,500	104,475
*Network Appliance, Inc.	5,000	180,150
*Novell, Inc.	5,200	39,936
*Novellus Systems, Inc.	1,800	43,200
*NVIDIA Corp.	2,300	131,698
*Oracle Corp.	50,725	694,425
*Parametric Technology Corp.	1,520	24,822
Paychex, Inc.	4,525	188,512
*PMC-Sierra, Inc.	2,500	30,725
*QLogic Corp.	2,200	42,570
QUALCOMM, Inc.	22,300	1,128,603
Sabre Holdings Corp. - Class A	1,811	42,613
*Sanmina-SCI Corp.	7,200	29,520
*Solectron Corp.	12,300	49,200
*Sun Microsystems, Inc.	46,649	239,309
*Symantec Corp.	14,074	236,865
Symbol Technologies, Inc.	3,450	36,501
Tektronix, Inc.	1,100	39,281
*Tellabs, Inc.	6,100	96,990
*Teradyne, Inc.	2,700	41,877
Texas Instruments, Inc.	21,525	698,917
*Unisys Corp.	4,600	31,694
*VeriSign, Inc.	3,300	79,167
*Xerox Corp.	12,500	190,000
Xilinx, Inc.	4,600	117,116
*Yahoo!, Inc.	17,000	548,420
Total		24,239,655

Materials (2.8%)
Air Products and Chemicals, Inc.	3,000	201,570
Alcoa, Inc.	11,786	360,180
Allegheny Technologies, Inc.	1,200	73,416
Ashland, Inc.	1,000	71,080
Ball Corp.	1,400	61,362
Bemis Co., Inc.	1,400	44,212
The Dow Chemical Co.	13,011	528,246
E. I. du Pont de Nemours and Co.	12,427	524,544
Eastman Chemical Co.	1,100	56,298
Ecolab, Inc.	2,500	95,500
Engelhard Corp.	1,700	67,337

March 31, 2006

	Shares/Par	$ Value
Materials (continued)
Freeport-McMoRan Copper & Gold, Inc. - Class B	2,500	149,425
*Hercules, Inc.	1,500	20,700
International Flavors & Fragrances, Inc.	1,025	35,178
International Paper Co.	6,686	231,135
Louisiana-Pacific Corp.	1,400	38,080
MeadWestvaco Corp.	2,476	67,620
Monsanto Co.	3,640	308,490
Newmont Mining Corp.	6,058	314,350
Nucor Corp.	2,100	220,059
*Pactiv Corp.	1,900	46,626
Phelps Dodge Corp.	2,692	216,787
PPG Industries, Inc.	2,200	139,370
Praxair, Inc.	4,300	237,145
Rohm and Haas Co.	1,905	93,097
Sealed Air Corp.	1,114	64,467
Sigma-Aldrich Corp.	900	59,211
Temple-Inland, Inc.	1,500	66,825
*Tronox, Inc. - Class B	306	5,199
United States Steel Corp.	1,500	91,020
Vulcan Materials Co.	1,400	121,310
Weyerhaeuser Co.	3,300	239,019
Total		4,848,858

Telecommunication Services (3.1%)
ALLTEL Corp.	5,200	336,700
AT&T, Inc.	52,302	1,414,246
BellSouth Corp.	24,200	838,530
CenturyTel, Inc.	1,800	70,416
Citizens Communications Co.	4,400	58,388
*Qwest Communications International, Inc.	20,900	142,120
Sprint Nextel Corp.	39,933	1,031,869
Verizon Communications, Inc.	39,454	1,343,803
Total		5,236,072

Utilities (3.0%)
*The AES Corp.	8,825	150,555
*Allegheny Energy, Inc.	2,200	74,470
Ameren Corp.	2,800	139,496
American Electric Power Co., Inc.	5,300	180,306
CenterPoint Energy, Inc.	4,173	49,784
Cinergy Corp.	3,100	140,771
*CMS Energy Corp.	3,000	38,850

	Shares/Par	$ Value
Utilities (continued)
Consolidated Edison, Inc.	3,325	144,638
Constellation Energy Group	2,400	131,304
Dominion Resources, Inc.	4,642	320,437
DTE Energy Co.	2,400	96,216
Duke Energy Corp.	14,562	424,482
*Dynegy, Inc. - Class A	4,100	19,680
Edison International	4,400	181,192
Entergy Corp.	2,800	193,032
Exelon Corp.	8,974	474,726
FirstEnergy Corp.	4,437	216,969
FPL Group, Inc.	5,400	216,756
KeySpan Corp.	2,400	98,088
Nicor, Inc.	600	23,736
NiSource, Inc.	3,651	73,823
Peoples Energy Corp.	500	17,820
PG&E Corp.	4,700	182,830
Pinnacle West Capital Corp.	1,300	50,830
PPL Corp.	5,096	149,822
Progress Energy, Inc.	3,393	149,224
Public Service Enterprise Group, Inc.	3,424	219,273
Sempra Energy	3,451	160,333
The Southern Co.	10,000	327,700
TECO Energy, Inc.	2,800	45,136
TXU Corp.	6,194	277,243
Xcel Energy, Inc.	5,440	98,736
Total		5,068,258
Total Common Stocks (Cost $124,261,008)		157,269,052
Total Investments (91.7%) (Cost $124,261,008)(a)		157,269,052
Other Assets, Less Liabilities (8.3%)		14,287,261
Net Assets (100.0%)		171,556,313

*	Non-Income Producing

(a)	At March 31, 2006 the aggregate cost of securities for federal tax purposes was $124,790,731 and the net unrealized appreciation of investments based on that cost was $32,478,321 which is comprised of $40,296,898 aggregate gross unrealized appreciation and $7,818,577 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Fund

Objective:  To seek to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Fund will follow a flexible policy for allocating assets among common stocks, bonds and cash.

Portfolio:  The normal range of investments is 45-75% stocks, 20-50% bonds and 0-20% cash equivalents. Up to 50% of the stock allocation may be invested in foreign stocks.

Strategy:  To adjust the mix among asset sectors to capitalize on the changing financial markets and economic conditions.

Net Assets:  $193.3 million

The Asset Allocation Fund seeks to realize as high a level of total return as is consistent with reasonable investment risk. The Fund follows a flexible policy for allocating assets among equity securities, debt investments and cash or cash equivalents. The Fund’s portfolio will consist normally of 45-75% equities, 20-50% debt and 0-20% cash or cash equivalents. Up to 50% of its net assets may be invested in foreign stocks. The Fund may invest up to 20% of its total assets in non-investment grade debt obligations. The Fund’s strategy is to adjust the mix between asset sectors to capitalize on the changing financial markets and economic conditions. The Fund’s advisor intends to actively manage the Fund’s assets, maintaining a balance over time between investment opportunities and their potential risks.

For the fiscal year ended March 31, 2006, the Asset Allocation Fund returned 11.28% (Class A Shares before sales charges). For the same period, the return for the S&P 500® Index was 11.73% and the return for the Citigroup U.S. Broad Investment Grade Bond Index was 2.40%. (These indices cannot be invested in directly and do not include administrative expenses or sales charges.) Note that since the Fund allocates assets between stocks and bonds, no one equity index or bond index can provide a meaningful comparison for Fund performance as a whole. The Fund’s performance was in line with its peer group, Flexible Portfolio Funds, which had an average return of 11.66% for the twelve months ended March 31, 2006, according to Lipper, an independent company that provides mutual fund data and analysis.

The Fund’s return during this fiscal year can be attributed primarily to equities. The U.S. stock market advanced overall during the period, despite rising oil prices, higher short-term interest rates, and devastating Gulf Coast hurricanes. Stocks rallied thanks to solid economic growth, brisk merger activity, and better-than-expected corporate earnings. The Fund’s exposure to international stocks, as well as small-capitalization stocks, was key to performance during the period, as those asset classes performed very well.

International stocks were the top performing asset class for the twelve months ended March 31, 2006, returning 24.94% as measured by the MSCI EAFE (Europe, Australasia, Far East) Index. The Fund was overweight international stocks during this period, and at March 31, 2006, they accounted for 19% of invested assets in the portfolio. A substantial position in small-capitalization stocks (13% of the portfolio at March 31, 2006) also helped performance as small-cap stocks gained 24.07%, as measured by the S&P 600 SmallCap Index during this twelve month period, and mid-cap stocks gained 21.62%, as measured by the S&P 400 MidCap Index. Large-cap stocks, as measured by the S&P 500 Index, posted a healthy, though lower, return of 11.73% for the period.

It was a fairly uneventful twelve months in the bond market, although all bond indexes were positive. Investment grade bonds, as measured by the Citigroup U.S. Broad Investment Grade Bond Index, gained 2.40% for the twelve months, while high yield bonds gained 6.54%, as measured by the Citigroup High Yield Cash Pay Index. Overall, the bond market was marked by low volatility, with the yield on the 10-year Treasury bond up less than 0.4% for the twelve months. Short-term interest rates, however, continued to climb as the Federal Reserve Board raised the federal funds rate from 2.75% to 4.75% during this period.

With bond yields low, the Fund’s weighting in bonds - both investment grade and high yield - was decreased over the twelve-month period. As the yield curve continued to flatten, it became more advantageous to invest in short-term cash instruments, which returned 3.53% for the period, as measured by the Merrill Lynch Three Months T-Bill Index. The Fund’s equity holdings also were repositioned slightly during this period. Positions in small-cap stocks were lowered in favor of large cap stocks, as the valuation differential wasn’t great enough to justify the higher risk associated with smaller stocks.

March 31, 2006

Asset Allocation 3/31/06

Asset Allocation is based on invested assets.

Top 5 Equity Holdings 3/31/06

Company	% Net Assets
General Electric Co.	1.03%
Davita, Inc.	0.87%
Microsoft Corp.	0.66%
O’Reilly Automotive, Inc.	0.61%
Altria Group, Inc.	0.60%

Top 5 Fixed Income Holdings 3/31/06

Company	% Net Assets
Federal National Mortgage Association, Various	5.74%
United States Treasury Notes/Bonds, Various	3.98%
Federal Home Loan Mortgage Corporation, Various	2.41%
USAA Auto Owner Trust, Series 2006-1, Class A3, 5.01%, 9/15/10	0.78%
World Omni Auto Receivables Trust, Various	0.66%

Asset Allocation and Top 5 Holdings are subject to change.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted.

Time period 3/31/97 through 3/31/06.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Classes B and C.

Class C shares commenced operations November 17, 2003. An initial investment of $10,000 in Class C on November 17, 2003, and held for the entire period ended March 31, 2006, would have resulted in a final value of $12,276. This final value includes all applicable sales charges and also includes fee waivers and deductions for all Fund expenses. The final value stated above does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOTAL RETURN

For the periods ended March 31, 2006	One Year	Five Year*	Since Inception*
Asset Allocation Fund (Class A – without initial sales charge)	11.28%	5.28%	8.86%
Asset Allocation Fund (Class A – with initial sales charge)	6.01%	4.25%	8.28%
Citigroup High Yield Cash Pay Index	6.54%	8.43%	6.66%
Citigroup U.S. Broad Investment Grade (BIG) Bond Index	2.40%	5.15%	6.46%
Merrill Lynch Three Months Treasury Bill Index	3.53%	2.24%	3.66%
S&P 500 Index	11.73%	3.97%	7.80%
Flexible Portfolio Funds Lipper Average	11.66%	5.58%	—

Fund Inception date is 3/31/97.

*Returns are annualized.

March 31, 2006

In the graph, the Portfolio is compared against five indices representing the three major components of the Fund: equities, fixed income and cash equivalent investments. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Citigroup High Yield Cash Pay Index captures the performance of below-investment grade debt issued by corporations domiciled in the United States or Canada. The index includes only cash-pay bonds (both registered and Rule 144A) with maturities of at least one year, a minimum amount outstanding of US $100 million (subjective to an entry criteria of $200 million per issue or $400 million per issuer), and a speculative-grade rating by both Moody’s Investor Service and Standard & Poor’s. This Index is unmanaged, cannot be invested in directly and does not include expenses or sales charges.

The Citigroup U.S. Broad Investment Grade Bond Index is designed to track the performance of bonds issued in the U.S. investment-grade bond market. The index is market-capitalization-weighted and includes fixed-rate Treasury, government sponsored, mortgages, asset-backed, and investment grade (BBB-/Baa3) issues with a maturity of one year or longer. The minimum amount outstanding for U.S. Treasury and government-sponsored issues is $1 billion. For mortgage issues, the minimum amount outstanding is $5 billion per coupon and $1 billion per origination year generics for entry; and $2.5 billion per coupon and $1 billion per origination year generics for exit. For credit and asset-backed issues, the entry and exit amounts are $250 million. This Index is unmanaged, cannot be invested in directly and does not include expenses or sales charges.

The Merrill Lynch Three Months Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 3-month auction, it is also possible for a seasoned 6 month or 1-Year Bill to be selected. The inception date of the index is December 31, 1977. This Index is unmanaged, cannot be invested in directly and does not include expenses or sales charges.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of March 31, 2006, the 500 companies in the composite had a median market capitalization of $12.1 billion and a total market value of $12.0 trillion. The S&P 500 represents approximately 57.6% of the market value of Compustat’s database of about 9,400 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of March 31, 2006 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The objective of the Index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The Index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks are included, taking into account liquidity concerns. The Index is calculated in U.S. dollars. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Standard & Poor’s MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2006, the 400 companies in the composite had a median market capitalization of $2.8 billion and a total market value of $1.2 trillion. The MidCap 400 represents approximately 5.9% of the market value of the Compustat’s database of about 9,400 equities. The index cannot be invested in directly and does not include administrative expenses or sales charges.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor’s Corporation. As of March 31, 2006, the 600 companies in the composite had a median market capitalization of $882.3 million and total market value of $619.8 billion. The SmallCap 600 represents approximately 3.0% of the market value of Compustat’s database of over 9,411 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The fund changed its benchmark index from the Lehman Brothers High Yield Intermediate Market Index to the Citigroup High Yield Cash Pay Index in 2005 because the Citigroup Index provides greater transparency as to the composition and characteristics of the Index than does the Lehman Brothers Index. The greater transparency allows the Fund to enhance its analysis of performance relative to the benchmark.

The fund changed its benchmark index from the Merrill Lynch Domestic Master Index to the Citigroup U.S. Broad Investment Grade Bond Index in 2005 because the Citigroup Index provides greater transparency as to the composition and characteristics of the Index than does the Merrill Lynch Index. The greater transparency allows the Fund to enhance its analysis of performance relative to the benchmark.

The Lipper Equity Fund Performance Analysis Flexible Portfolio Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that allocate investments across various asset classes, including domestic common stocks, bonds and money market instruments with a focus on total return. Source: Lipper, Inc.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

About Your Fund’s Expenses

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution [and/or service] (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Asset Allocation Fund Class A

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,057.00	$6.80
Hypothetical (5% return before expenses)	$1,000.00	$1,018.02	$6.67

Asset Allocation Fund Class B

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,053.80	$10.19
Hypothetical (5% return before expenses)	$1,000.00	$1,014.70	$10.00

Asset Allocation Fund Class C

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,054.00	$10.19
Hypothetical (5% return before expenses)	$1,000.00	$1,014.70	$10.00

*	Expenses are equal to the Fund’s annualized expense ratio of 1.33% for Class A shares, 2.00% for class B shares, and 2.00% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

March 31, 2006

Asset Allocation Fund

Schedule of Investments 3/31/06

	Shares/Par	$ Value
Domestic Common Stocks and Warrants (44.7%)
LARGE CAP COMMON STOCKS (33.8%)
Consumer Discretionary (4.6%)
Federated Department Stores, Inc.	8,200	598,600
Fortune Brands, Inc.	11,900	959,497
Hilton Hotels Corp.	14,900	379,354
J.C. Penney Co., Inc.	13,200	797,412
Johnson Controls, Inc.	8,900	675,777
*Kohl’s Corp.	10,500	556,605
The McGraw-Hill Companies, Inc.	12,700	731,774
News Corp. - Class A	38,500	639,485
NIKE, Inc. - Class B	5,300	451,030
Omnicom Group, Inc.	7,600	632,700
Staples, Inc.	25,350	646,932
Starwood Hotels & Resorts Worldwide, Inc.	11,100	751,803
Target Corp.	12,500	650,125
The Walt Disney Co.	12,300	343,047
Total		8,814,141

Consumer Staples (3.1%)
Altria Group, Inc.	16,300	1,155,018
CVS Corp.	25,000	746,750
The Hershey Co.	11,900	621,537
PepsiCo, Inc.	18,500	1,069,115
The Procter & Gamble Co.	18,900	1,089,018
Wal-Mart Stores, Inc.	15,500	732,220
Walgreen Co.	12,400	534,812
Total		5,948,470

Energy (3.7%)
Baker Hughes, Inc.	9,500	649,800
BP PLC, ADR	8,600	592,884
ConocoPhillips	17,000	1,073,550
EOG Resources, Inc.	10,400	748,800
Exxon Mobil Corp.	18,300	1,113,738
Halliburton Co.	11,700	854,334
Kinder Morgan, Inc.	6,900	634,731
Noble Corp.	5,200	421,720
*Transocean, Inc.	4,800	385,440
Valero Energy Corp.	10,600	633,668
Total		7,108,665

Financials (5.2%)
American Express Co.	7,900	415,145
American International Group, Inc.	13,500	892,215
Capital One Financial Corp.	7,800	628,056
The Chubb Corp.	7,700	734,888
Citigroup, Inc.	14,200	670,808
Genworth Financial, Inc.	20,300	678,629
The Goldman Sachs Group, Inc.	4,600	722,016

	Shares/Par	$ Value
Financials (continued)
JPMorgan Chase & Co.	16,500	687,060
Legg Mason, Inc.	4,200	526,386
Lehman Brothers Holdings, Inc.	5,100	737,103
Prudential Financial, Inc.	10,600	803,586
SLM Corp.	12,100	628,474
The St. Paul Travelers Companies, Inc.	13,900	580,881
Wachovia Corp.	12,600	706,230
Wells Fargo & Co.	10,500	670,635
Total		10,082,112

Health Care (5.5%)
Abbott Laboratories	14,900	632,803
Aetna, Inc.	17,800	874,692
*Amgen, Inc.	13,300	967,575
*Boston Scientific Corp.	23,600	543,980
*Caremark Rx, Inc.	9,900	486,882
Eli Lilly and Co.	7,700	425,810
*Fisher Scientific International, Inc.	9,000	612,450
*Genentech, Inc.	6,000	507,060
*Gilead Sciences, Inc.	9,200	572,424
Johnson & Johnson	12,500	740,250
Medtronic, Inc.	13,300	674,975
Novartis AG, ADR	11,900	659,736
Pfizer, Inc.	20,600	513,352
*St. Jude Medical, Inc.	13,700	561,700
Teva Pharmaceutical Industries, Ltd., ADR	17,600	724,768
UnitedHealth Group, Inc.	11,000	614,460
*Zimmer Holdings, Inc.	6,600	446,160
Total		10,559,077

Industrials (3.9%)
Burlington Northern Santa Fe Corp.	5,800	483,314
Caterpillar, Inc.	7,100	509,851
Danaher Corp.	11,600	737,180
Emerson Electric Co.	8,500	710,855
FedEx Corp.	6,200	700,228
General Electric Co.	57,100	1,985,938
Honeywell International, Inc.	16,100	688,597
ITT Industries, Inc.	5,900	331,698
Norfolk Southern Corp.	14,700	794,829
United Technologies Corp.	11,300	655,061
Total		7,597,551

Information Technology (6.0%)
Accenture, Ltd. - Class A	22,600	679,582
*Advanced Micro Devices, Inc.	9,700	321,652
*Affiliated Computer Services, Inc. - Class A	11,700	698,022
*Amdocs, Ltd.	15,900	573,354

	Shares/Par	$ Value
Information Technology (continued)
Analog Devices, Inc.	14,600	559,034
*ASML Holding N.V.	6,735	137,192
*Broadcom Corp. - Class A	14,900	643,084
*Dell, Inc.	12,800	380,928
*eBay, Inc.	5,100	199,206
*Electronic Arts, Inc.	10,300	563,616
First Data Corp.	12,800	599,296
*Google, Inc. - Class A	1,900	741,000
Intel Corp.	18,700	361,845
International Business Machines Corp.	8,500	700,995
*Juniper Networks, Inc.	13,500	258,120
Maxim Integrated Products, Inc.	12,600	468,090
Microsoft Corp.	47,100	1,281,590
*Oracle Corp.	41,900	573,611
QUALCOMM, Inc.	15,200	769,272
Telefonaktiebolaget LM Ericsson, ADR	15,200	573,344
*Yahoo!, Inc.	17,594	567,582
Total		11,650,415

Materials (0.7%)
Monsanto Co.	5,800	491,550
Praxair, Inc.	14,000	772,100
Total		1,263,650

Telecommunication Services (0.6%)
AT&T, Inc.	18,800	508,352
Sprint Nextel Corp.	26,900	695,096
Total		1,203,448

Utilities (0.5%)
Exelon Corp.	11,500	608,350
Questar Corp.	4,100	287,205
Total		895,555
TOTAL LARGE CAP COMMON STOCKS		65,123,084

SMALL CAP COMMON STOCKS (10.9%)
Consumer Discretionary (2.6%)
*AnnTaylor Stores Corp.	8,225	302,598
*The Cheesecake Factory, Inc.	2,500	93,625
Choice Hotels International, Inc.	6,600	302,148
*Coach, Inc.	7,900	273,182
*Crocs, Inc.	200	5,030
*Golf Galaxy, Inc.	3,900	85,215
*Hibbett Sporting Goods, Inc.	5,750	189,693
Jones Apparel Group, Inc.	4,900	173,313
*Lamar Advertising Co. - Class A	3,100	163,122
*LKQ Corp.	1,100	22,891
Michaels Stores, Inc.	9,800	368,284

	Shares/Par	$ Value
Consumer Discretionary (continued)
*Morton’s Restaurant Group, Inc.	3,500	60,830
*O’Reilly Automotive, Inc.	32,500	1,188,199
Orient-Express Hotels, Ltd. - Class A	8,800	345,224
*Payless ShoeSource, Inc.	2,300	52,647
*Pinnacle Entertainment, Inc.	3,300	92,961
*Pixar	3,100	198,834
Polaris Industries, Inc.	900	49,104
*Scientific Games Corp.	7,700	270,501
SCP Pool Corp.	2,000	93,820
Station Casinos, Inc.	4,500	357,165
The Talbots, Inc.	5,600	150,472
*True Religion Apparel, Inc.	3,300	60,951
*Williams Scotsman International, Inc.	1,300	32,565
Total		4,932,374

Energy (0.7%)
BJ Services Co.	5,800	200,680
CARBO Ceramics, Inc.	1,800	102,438
ENSCO International, Inc.	4,500	231,525
*Grant Prideco, Inc.	2,800	119,952
*Grey Wolf, Inc.	8,200	61,008
*National-Oilwell Varco, Inc.	5,100	327,012
*Newfield Exploration Co.	3,600	150,840
Range Resources Corp.	6,400	174,784
Western Refining, Inc.	1,900	41,078
Total		1,409,317

Financials (0.7%)
Assured Guaranty, Ltd.	2,500	62,500
BankAtlantic Bancorp, Inc. - Class A	6,500	93,535
Greater Bay Bancorp	1,900	52,706
Greenhill & Co., Inc.	1,100	72,721
*Heartland Payment Systems, Inc.	2,200	54,494
Investors Financial Services Corp.	6,700	314,029
Nuveen Investments - Class A	2,500	120,375
optionsXpress Holdings, Inc.	3,505	101,925
*Portfolio Recovery Associates, Inc.	1,000	46,830
*SVB Financial Group	3,500	185,675
*Trammell Crow Co.	7,800	278,148
Total		1,382,938

Health Care (3.0%)
*Adams Respiratory Therapeutics, Inc.	1,700	67,609
*Caremark Rx, Inc.	12,245	602,209
*Centene Corp.	1,700	49,589
*Cytyc Corp.	10,700	301,526
*DaVita, Inc.	27,900	1,679,860
*Foxhollow Technologies, Inc.	1,500	45,825
Health Management Associates, Inc. - Class A	15,300	330,021

March 31, 2006

	Shares/Par	$ Value
Health Care (continued)
*Horizon Health Corp.	5,000	99,000
*Kinetic Concepts, Inc.	9,800	403,466
*Kyphon, Inc.	6,900	256,680
LCA-Vision, Inc.	1,400	70,154
*Lincare Holdings, Inc.	14,900	580,504
*Nighthawk Radiology Holdings, Inc.	200	4,778
*Patterson Companies, Inc.	5,000	176,000
*Providence Service Corp.	2,300	74,796
*Psychiatric Solutions, Inc.	10,700	354,491
*Radiation Therapy Services, Inc.	6,900	176,019
*Symbion, Inc.	3,900	88,335
*Syneron Medical, Ltd., ADR	3,000	87,630
*Varian Medical Systems, Inc.	5,400	303,264
Total		5,751,756

Industrials (1.8%)
(b)*ACCO Brands Corp.	1,300	28,860
*The Advisory Board Co.	2,200	122,694
*Beacon Roofing Supply, Inc.	3,900	158,496
Brady Corp. - Class A	2,900	108,634
Bucyrus International, Inc. - Class A	900	43,371
C.H. Robinson Worldwide, Inc.	15,700	770,713
The Corporate Executive Board Co.	2,500	252,250
Expeditors International of Washington, Inc.	2,500	215,975
Forward Air Corp.	4,650	173,399
*Huron Consulting Group, Inc.	2,200	66,638
*IntercontinentalExchange, Inc.	584	40,325
J.B. Hunt Transport Services, Inc.	7,700	165,858
Knight Transportation, Inc.	19,895	392,926
*Marlin Business Services, Inc.	4,400	97,240
*Marten Transport, Ltd.	2,919	52,805
MSC Industrial Direct Co., Inc. - Class A	6,000	324,120
Robert Half International, Inc.	8,800	339,768
*Stericycle, Inc.	1,400	94,668
Total		3,448,740

Information Technology (2.0%)
*Activision, Inc.	5,844	80,589
*Alliance Data Systems Corp.	4,200	196,434
*Altera Corp.	10,700	220,848
Amphenol Corp. - Class A	4,200	219,156
(b)*ATI Technologies, Inc.	12,200	209,596
*Blackboard, Inc.	2,000	56,820
*Cogent, Inc.	10,400	190,736
*Cognos, Inc.	5,000	194,500
*Cree, Inc.	5,700	187,017
*Eagle Test Systems, Inc.	1,700	26,180

	Shares/Par	$ Value
Information Technology (continued)
*Essex Corp.	4,300	94,686
*Euronet Worldwide, Inc.	900	34,047
*FLIR Systems, Inc.	5,700	161,937
*Genesis Microchip, Inc.	2,900	49,416
Harris Corp.	5,200	245,908
*Kanbay International, Inc.	2,500	38,150
*Kenexa Corp.	1,346	41,390
KLA-Tencor Corp.	5,100	246,636
Microchip Technology, Inc.	8,100	294,030
*MKS Instruments, Inc.	2,700	63,261
*NAVTEQ	2,300	116,495
Paychex, Inc.	2,050	85,403
*RADWARE, Ltd.	3,600	63,468
*Semtech Corp.	6,900	123,441
*Sonic Solutions	3,200	57,952
*Tessera Technologies, Inc.	2,800	89,824
*THQ, Inc.	2,650	68,609
*Unica Corp.	3,300	38,247
*VeriFone Holdings, Inc.	4,100	124,189
*Verint Systems, Inc.	4,100	145,017
*Westell Technologies, Inc. - Class A	9,100	37,037
*Zebra Technologies Corp. - Class A	3,600	160,992
Total		3,962,011

Telecommunication Services (0.1%)
*NeuStar, Inc. - Class A	5,300	164,300
*UbiquiTel, Inc.	4,900	49,490
Total		213,790

Utilities (0.0%)
ITC Holdings Corp.	200	5,250
TOTAL SMALL CAP COMMON STOCKS		21,106,176

Warrants (0.0%)
Gaming/Leisure/Lodging (0.0%)
Shreveport Gaming Holdings, Inc.	447	5,950

Telecommunications (0.0%)
American Tower Corp. - Warrants	100	4,271

Transportation (0.0%)
RailAmerica, Inc.	542	5,778
Total Warrants		15,999
Total Domestic Common Stocks and Warrants (Cost $68,231,209)		86,245,259

	Country	Shares/Par	$ Value
Foreign Common Stocks (17.0%)
Basic Materials (1.1%)
*Ahlstrom OYJ	Finland	1,105	32,561
CRH PLC	Ireland	8,235	287,807
*Cumerio-Strip	Belgium	84	10
K+S AG	Germany	4,005	322,788
Newcrest Mining, Ltd.	Australia	10,695	178,297
Nissan Chemical Industries, Ltd.	Japan	22,000	372,540
Sumitomo Chemical Co., Ltd.	Japan	41,000	332,893
*Syngenta AG	Switzerland	2,330	326,630
*Umicore-Strip VVPR	Belgium	84	9
Zinifex, Ltd.	Australia	40,175	273,290
Total			2,126,825

Conglomerates (0.6%)
iShares MSCI EAFE Index Fund	United States	16,460	1,070,229

Consumer Cyclical (2.4%)
Aisin Seiki Co., Ltd.	Japan	8,500	329,942
*Block Watne Gruppen ASA	Norway	3,815	21,334
Dentsu, Inc.	Japan	78	282,278
Esprit Holdings, Ltd.	Hong Kong	40,500	315,238
Grupo Televisa SA, ADR	Mexico	7,240	144,076
Intercontinental Hotels Group PLC	United Kingdom	19,565	319,511
Leoni AG	Germany	4,600	163,995
*Lindex AB	Sweden	20,100	296,586
*Lotte Shopping Co., Ltd. - GDR	Korea	7,250	146,305
*NorGani Hotels ASA	Norway	22,415	215,173
Point, Inc.	Japan	2,440	174,537
Publicis Groupe	France	8,200	319,529
Ryohin Keikaku Co., Ltd.	Japan	2,600	217,493
Shimamura Co., Ltd.	Japan	1,900	220,451
Sportingbet PLC	United Kingdom	41,825	272,053
Techtronic Industries Co.	Hong Kong	106,000	190,558
*Urbi Desarrollos Urbanos SA	Mexico	30,895	228,651
Vtech Holdings, Ltd.	Hong Kong	13,000	58,803
Walmart De Mexico - Series V	Mexico	103,542	274,224
Wolseley PLC	United Kingdom	10,775	264,273
Wolters Kluwer NV	Netherlands	9,900	246,559
Total			4,701,569

	Country	Shares/Par	$ Value
Consumer Non-Cyclical (1.0%)
Adidas-Salomon AG	Germany	1,580	312,027
Nestle SA	Switzerland	930	275,403
Puma AG Rudolf Dassler Sport	Germany	640	241,582
Reckitt Benckiser PLC	United Kingdom	7,290	256,184
SABMiller PLC	United Kingdom	14,650	288,670
Tesco PLC	United Kingdom	48,735	278,959
Woolworths, Ltd.	Australia	21,480	288,405
Total			1,941,230

Energy (1.4%)
*Aker Drilling ASA	Norway	31,585	199,727
BG Group PLC	United Kingdom	28,400	354,434
Burren Energy PLC	United Kingdom	13,380	221,290
Canadian Natural Resources, Ltd.	Canada	4,400	242,253
Enbridge, Inc.	Canada	4,630	134,145
Eni SPA	Italy	2,760	78,424
*Geo ASA	Norway	15,640	99,376
Technip SA	France	5,443	367,876
Tenaris SA, ADR	Italy	1,500	271,005
*TGS Nopec Geophysical Co. ASA	Norway	5,715	349,631
*Western Oil Sands, Inc.	Canada	11,550	321,867
Total			2,640,028

Financials (3.5%)
Admiral Group PLC	United Kingdom	29,725	323,793
Allianz AG	Germany	2,240	373,920
Anglo Irish Bank Corp. PLC	Ireland	45,896	755,362
Ardepro Co., Ltd.	Japan	154	288,448
BNP Paribas	France	3,945	365,932
*BNP Paribas - New	France	394	35,307
Chiba Bank, Ltd.	Japan	33,000	292,830
Credit Saison Co., Ltd.	Japan	6,600	364,150
Credit Suisse Group	Switzerland	6,035	337,805
DNB NOR ASA	Norway	26,630	358,091
Erste Bank der Oesterreichischen Sparkassen AG	Austria	4,300	253,210
*Erste Bank der Oesterreichischen Sparkassen AG - New	Austria	1,000	58,100
Fondiaria-Sai SPA	Italy	8,930	356,296

March 31, 2006

	Country	Shares/Par	$ Value
Financials (continued)
Hopewell Holdings	Hong Kong	95,000	275,456
Hypo Real Estate Holding AG	Germany	5,440	372,414
Hysan Development Co., Ltd.	Hong Kong	106,000	301,887
ING Groep NV	Netherlands	9,113	359,517
Kenedix, Inc.	Japan	55	290,406
Manulife Financial Corp.	Canada	5,180	325,149
*NETeller PLC	United Kingdom	14,305	181,753
OTP Bank Rt.	Hungary	6,210	215,175
Toronto-Dominion Bank	Canada	5,185	288,184
Total			6,773,185

Health Care (1.4%)
CSL, Ltd.	Australia	6,680	260,545
Elekta AB	Sweden	17,110	282,104
GN Store Nord A/S	Denmark	14,545	200,489
*Neurochem, Inc.	Canada	9,290	130,246
Nobel Biocare Holding AG	Switzerland	920	204,331
Novartis AG	Switzerland	3,480	193,060
Roche Holding AG	Switzerland	1,860	276,257
Schwarz Pharma AG	Germany	4,850	389,424
Shire PLC, ADR	United Kingdom	5,340	248,257
Synthes, Inc.	Switzerland	1,430	156,475
Takeda Pharmaceutical Co., Ltd.	Japan	4,600	261,598
Tecan Group AG	Switzerland	2,585	137,474
Total			2,740,260

Industrial Goods and Services (3.0%)
Assa Abloy AB	Sweden	15,010	278,295
Atlas Copco AB	Sweden	14,270	400,981
BAE Systems PLC	United Kingdom	42,870	312,870
CAE, Inc.	Canada	35,720	282,919
Capita Group PLC	United Kingdom	34,650	276,169
Chiyoda Corp.	Japan	28,000	650,224
*Deutz AG	Germany	21,985	184,108
Finmeccanica SPA	Italy	13,155	298,333
Kajima Corp.	Japan	52,000	323,926
Keyence Corp.	Japan	990	256,751
Kitz Corp.	Japan	12,000	114,722
Koninklijke BAM Groep NV	Netherlands	3,085	312,480
Kubota Corp.	Japan	46,000	495,126

	Country	Shares/Par	$ Value
Industrial Goods and Services (continued)
Metso OYJ	Finland	9,130	351,902
Neopost SA	France	3,340	362,559
OSG Corp.	Japan	15,100	320,582
SGS SA	Switzerland	340	314,282
Vinci SA	France	3,200	315,028
*Vinci SA - Rights	France	3,200	6,854
Total			5,858,111

Technology (1.8%)
Advantest Corp.	Japan	2,600	309,162
Arrk Corp.	Japan	5,600	204,085
Axell Corp.	Japan	49	194,771
*Cap Gemini SA	France	6,555	356,648
Ericsson LM - B Shares	Sweden	79,465	301,803
*Gresham Computing PLC	United Kingdom	35,910	56,993
Hoya Corp.	Japan	8,800	354,267
*Kontron AG	Germany	23,409	257,223
*Option NV	Belgium	1,105	111,257
Solomon Systech International, Ltd.	Hong Kong	680,000	330,805
Sumco Corp.	Japan	5,800	310,670
*Tandberg Television ASA	Norway	20,900	437,882
*United Test & Assembly Center, Ltd.	Singapore	591,000	337,840
Total			3,563,406

Telecommunications (0.1%)
Vodafone Group PLC	United Kingdom	57,510	120,203

Transportation (0.5%)
Canadian National Railway Co.	Canada	7,900	357,823
Kuehne & Nagel International AG	Switzerland	905	292,583
*Ryanair Holdings PLC, ADR	Ireland	4,040	220,988
Total			871,394

Utilities (0.2%)
RWE AG	Germany	3,815	331,944
Total Foreign Common Stocks (Cost $22,939,955)			32,738,384

	Shares/Par	$ Value
Investment Grade Segment (5.8%)
Aerospace/Defense (0.3%)
BAE Systems Holdings, Inc., 4.75%, 8/15/10 144A	125,000	120,510
Boeing Capital Corp., 4.75%, 8/25/08	254,000	251,271
General Dynamics Corp., 4.25%, 5/15/13	45,000	41,903
L-3 Communications Corp., 6.375%, 10/15/15	75,000	73,875
Lockheed Martin Corp., 8.50%, 12/1/29	130,000	168,784
Total		656,343

Banking (0.3%)
Compass Bank, 5.50%, 4/1/20	50,000	48,250
National Australia Bank, Ltd., 4.80%, 4/6/10 144A	199,000	194,362
Residential Capital, 6.00%, 2/22/11	80,000	79,361
U.S. Central Credit Union, 2.75%, 5/30/08	350,000	332,575
Total		654,548

Beverage/Bottling (0.5%)
Anheuser-Busch Companies, Inc., 7.50%, 3/15/12	57,000	62,804
Anheuser-Busch Companies, Inc., 9.00%, 12/1/09	206,000	230,569
Coca-Cola Enterprises, Inc., 5.375%, 8/15/06	250,000	250,174
Diageo Capital PLC, 4.375%, 5/3/10	230,000	220,801
PepsiAmericas, Inc., 4.875%, 1/15/15	150,000	142,506
Total		906,854

Cable/Media/Broadcasting/Satellite (0.0%)
TCI Communications, Inc., 8.75%, 8/1/15	50,000	58,505

Conglomerate/Diversified Manufacturing (0.2%)
Textron Financial Corp., 2.75%, 6/1/06	350,000	348,796

Consumer Products (0.2%)
The Clorox Co., 4.20%, 1/15/10	155,000	147,946
Fortune Brands, Inc., 5.375%, 1/15/16	125,000	119,984
Fortune Brands, Inc., 5.875%, 1/15/36	25,000	23,323
Total		291,253

	Shares/Par	$ Value
Electric Utilities (0.8%)
Commonwealth Edison Co., 5.90%, 3/15/36	25,000	23,814
Dominion Resources, Inc., 5.95%, 6/15/35	110,000	101,419
Duquesne Light Holdings, Inc., 5.50%, 8/15/15	90,000	86,172
Entergy Mississippi, Inc., 6.25%, 4/1/34	50,000	47,349
FPL Group Capital, Inc., 5.551%, 2/16/08	210,000	210,370
Indiana Michigan Power, 5.05%, 11/15/14	165,000	156,031
Oncor Electric Delivery Co., 7.00%, 9/1/22	140,000	149,594
PacifiCorp, 5.45%, 9/15/13	260,000	258,703
PPL Electric Utilities Corp., 4.30%, 6/1/13	100,000	91,850
Progress Energy, Inc., 4.50%, 6/1/10	174,000	167,690
Progress Energy, Inc., 6.85%, 4/15/12	70,000	73,867
Public Service Electric & Gas Co., 5.00%,	100,000	96,869
Puget Energy, Inc., 3.363%, 6/1/08	120,000	114,950
Total		1,578,678

Food Processors (0.3%)
Bunge Ltd. Finance Corp., 5.10%, 7/15/15	35,000	32,702
Kellogg Co., 6.60%, 4/1/11	285,000	298,009
Kraft Foods, Inc., 6.25%, 6/1/12	230,000	236,929
Total		567,640

Gas Pipelines (0.1%)
Consolidated Natural Gas Co., 5.00%, 12/1/14	120,000	112,504

Independent Finance (0.2%)
HSBC Finance Corp., 4.125%, 11/16/09	195,000	186,790
International Lease Finance Corp., 4.75%, 1/13/12	105,000	100,215
iStar Financial, Inc., 5.15%, 3/1/12	190,000	182,337
Total		469,342

Machinery (0.0%)
John Deere Capital Corp., 4.50%, 8/25/08	70,000	68,721

March 31, 2006

	Shares/Par	$ Value
Oil and Gas (0.3%)
Nexen, Inc., 5.875%, 3/10/35	15,000	13,982
Occidental Petroleum, 4.00%, 11/30/07	130,000	127,352
Occidental Petroleum, 10.125%, 9/15/09	140,000	160,944
Pemex Project Funding Master Trust, 6.625%, 6/15/35 144A	170,000	164,221
Petro-Canada, 5.95%, 5/15/35	75,000	71,493
Talisman Energy, Inc., 5.85%, 2/1/37	80,000	75,204
Total		613,196

Other Finance (0.1%)
SLM Corp., 4.50%, 7/26/10	245,000	233,835

Other Services (0.1%)
Waste Management, Inc., 5.00%, 3/15/14	130,000	123,843

Pharmaceuticals (0.1%)
Abbott Laboratories, 3.75%, 3/15/11	260,000	242,236

Property and Casualty Insurance (0.5%)
Berkley (WR) Corp., 9.875%, 5/15/08	600,000	654,461
Berkshire Hathaway Finance, 3.40%, 7/2/07	250,000	244,105
Total		898,566

Railroads (0.3%)
Burlington Northern Santa Fe, 6.125%, 3/15/09	260,000	265,554
Union Pacific Corp., 3.875%, 2/15/09	260,000	250,068
Union Pacific Corp., 7.375%, 9/15/09	110,000	116,312
Total		631,934

Real Estate Investment Trusts (0.4%)
Archstone-Smith Operating Trust, 5.25%,	45,000	44,334
Developers Diversified Realty Corp., 5.375%, 10/15/12	75,000	73,006
ERP Operating LP, 5.25%, 9/15/14	115,000	111,468
ERP Operating LP, 5.375%, 8/1/16	85,000	82,123
First Industrial LP, 5.25%, 6/15/09	50,000	49,254

	Shares/Par	$ Value
Real Estate Investment Trusts (continued)
HRPT Properties Trust, 5.75%, 11/1/15	60,000	58,606
Prologis, 5.50%, 3/1/13	75,000	73,804
ProLogis, 5.75%, 4/1/16	75,000	73,715
Simon Property Group LP, 5.375%, 6/1/11 144A	220,000	216,772
Total		783,082

Retail Food and Drug (0.0%)
CVS Corp., 4.875%, 9/15/14	25,000	23,520

Retail Stores (0.2%)
The Home Depot, Inc., 5.40%, 3/1/16	125,000	123,495
J.C. Penney Co., Inc., 6.875%, 10/15/15	25,000	26,123
Target Corp., 5.40%, 10/1/08	260,000	261,305
Total		410,923

Security Brokers and Dealers (0.1%)
Lehman Brothers Holdings, Inc., 5.50%, 4/4/16	100,000	98,035

Telecommunications (0.7%)
ALLTELL Corp., 4.656%, 5/17/07	100,000	99,330
(e)AT&T Corp., 9.75%, 11/15/31	40,000	47,763
BellSouth Corp., 6.55%, 6/15/34	80,000	79,867
Cingular Wireless LLC, 7.125%, 12/15/31	130,000	140,718
Deutsche Telekom International Finance, 5.75%, 3/23/16	95,000	92,804
France Telecom SA, 8.50%, 3/1/31	45,000	56,210
Sprint Capital Corp., 8.375%, 3/15/12	185,000	209,032
Sprint Capital Corp., 8.75%, 3/15/32	50,000	62,513
Telecom Italia Capital, 4.00%, 1/15/10	260,000	244,424
Verizon Global Funding Corp., 4.375%, 6/1/13	100,000	91,788
Verizon Global Funding Corp., 5.85%, 9/15/35	70,000	62,786
Vodafone Group PLC, 5.50%, 6/15/11	135,000	133,752
Vodafone Group PLC, 5.75%, 3/15/16	25,000	24,514
Total		1,345,501

	Shares/Par	$ Value
Yankee Sovereign (0.1%)
United Mexican States, 5.625%, 1/15/17	100,000	96,850
Total Investment Grade Segment (Cost $11,570,170)		11,214,705

Governments (4.7%)
(e)BECCS, 14.00%, 11/15/11	500,000	484,886
Federal Home Loan Bank, 6.00%, 5/13/13	215,000	207,475
Housing & Urban Development, 6.08%, 8/1/13	150,000	155,235
(f)Japan Government, 0.10%, 1/20/07	30,000,000	254,098
Overseas Private Investment, 4.10%, 11/15/14	112,560	106,597
(e)Tennessee Valley Authority Stripped, 8.25%,	300,000	222,672
US Treasury, 4.25%, 1/15/11	509,000	496,374
US Treasury, 4.375%, 12/15/10	60,000	58,854
US Treasury, 4.50%, 2/15/09	200,000	198,266
US Treasury, 4.50%, 2/28/11	1,960,000	1,931,442
US Treasury, 4.50%, 2/15/16	3,709,000	3,607,291
US Treasury, 4.50%, 2/15/36	130,000	121,977
US Treasury, 5.375%, 2/15/31	342,000	360,008
US Treasury, 6.25%, 8/15/23	620,000	703,167
US Treasury, 7.125%, 2/15/23	180,000	221,372
Total Governments (Cost $9,258,198)		9,129,714

Structured Products (10.8%)
CenterPoint Energy Transition Bond Co. LLC, 5.17%, 8/1/19	130,000	126,767
Criimi Mae Commercial Mortgage Trust, Series 1998-C1, Class B, 7.00%, 6/2/33 144A	339,000	348,956
Enterprise Mortgage Acceptance Co., Series 1998-1, Class IO, 1.618%, 1/15/25 IO 144A	3,516,906	135,401
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	122,275	114,059
Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	411,489	392,870
Federal Home Loan Mortgage Corp., 5.00%, 10/1/19	89,959	87,757

	Shares/Par	$ Value
Structured Products (continued)
Federal Home Loan Mortgage Corp., 5.00%, 11/1/19	652,777	636,794
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	36,478	35,562
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	135,077	131,685
Federal Home Loan Mortgage Corp., 5.00%, 9/1/35	281,498	267,901
Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	1,612,782	1,534,889
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	90,979	90,390
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	18,280	18,161
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	116,857	116,098
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	213,396	208,417
Federal Home Loan Mortgage Corp., 5.50%, 10/1/35	594,830	580,950
Federal Home Loan Mortgage Corp., 6.50%, 5/1/34	78,353	79,878
Federal Home Loan Mortgage Corp., 6.50%, 3/1/36	148,964	151,851
Federal National Mortgage Association, 4.00%, 6/1/19	41,722	39,067
Federal National Mortgage Association, 4.50%, 6/1/19	443,320	424,275
Federal National Mortgage Association, 4.50%, 12/1/19	50,001	47,853
Federal National Mortgage Association, 5.00%, 3/1/20	158,390	154,521
Federal National Mortgage Association, 5.00%, 4/1/20	62,271	60,735
Federal National Mortgage Association, 5.00%, 5/1/20	115,397	112,552
Federal National Mortgage Association, 5.00%, 7/1/20	334,230	325,987
Federal National Mortgage Association, 5.00%, 11/1/34	1,212,779	1,156,637
Federal National Mortgage Association, 5.00%, 4/1/35	166,868	158,900
Federal National Mortgage Association, 5.00%, 7/1/35	573,998	546,589
Federal National Mortgage Association, 5.00%, 10/1/35	83,415	79,431
Federal National Mortgage Association, 5.17%, 1/1/16	188,700	184,312

March 31, 2006

	Shares/Par	$ Value
Structured Products (continued)
Federal National Mortgage Association, 5.32%, 4/1/14	122,273	120,916
Federal National Mortgage Association, 5.50%, 9/1/34	350,612	342,743
Federal National Mortgage Association, 5.50%, 10/1/34	336,310	328,762
Federal National Mortgage Association, 5.50%, 3/1/35	353,955	345,601
Federal National Mortgage Association, 5.50%, 7/1/35	103,207	100,772
Federal National Mortgage Association, 5.50%, 8/1/35	74,269	72,517
Federal National Mortgage Association, 5.50%, 9/1/35	928,980	907,058
Federal National Mortgage Association, 5.50%, 10/1/35	1,642,102	1,603,353
Federal National Mortgage Association, 5.50%, 11/1/35	755,075	737,257
Federal National Mortgage Association, 6.00%, 5/1/11	73,804	74,635
Federal National Mortgage Association, 6.00%, 10/1/34	679,486	679,772
Federal National Mortgage Association, 6.00%, 5/1/35	194,943	195,012
Federal National Mortgage Association, 6.00%, 6/1/35	377,422	377,555
Federal National Mortgage Association, 6.00%, 7/1/35	747,906	748,172
Federal National Mortgage Association, 6.00%, 8/1/35	89,478	89,510
Federal National Mortgage Association, 6.00%, 10/1/35	255,743	255,834
Federal National Mortgage Association, 6.00%, 11/1/35	385,273	385,410
Federal National Mortgage Association, 6.50%, 11/1/35	94,275	96,191
Federal National Mortgage Association, 6.50%, 12/1/35	230,691	235,380
Federal National Mortgage Association, 6.50%, 4/1/36	111,000	113,255
Federal National Mortgage Association - Aces, Series 2006-M1, Class C, 5.355%, 2/25/16	480,000	476,381
Final Maturity Amortizing Notes, 4.45%, 8/25/12	452,943	433,938
Government National Mortgage Association, 5.50%, 4/15/32	78,800	78,090

	Shares/Par	$ Value
Structured Products (continued)
GS Auto Loan Trust, Series 2005-1, Class A3, 4.45%, 5/17/10	273,000	269,606
Midland Realty Acceptance Corp., Series 1996-C2, Class AEC, 1.223%, 1/25/29 IO 144A	1,003,611	7,791
USAA Auto Owner Trust, Series 2006-1, Class A3, 5.01%, 9/15/10	1,518,000	1,513,479
Washington Mutual Asset Securities Corp., 3.83%, 1/25/35 144A	227,692	217,635
WFS Financial Owner Trust, Series 2005-3, Class A3A, 4.25%, 6/17/10	509,000	502,158
World Omni Auto Receivables Trust, Series 2005-B, Class A3, 4.40%, 5/20/09	150,000	148,554
World Omni Auto Receivables Trust, Series 2006-A, Class A3, 5.01%, 10/15/10	1,134,000	1,129,992
Total Structured Products (Cost $21,394,678)		20,936,574

Below Investment Grade Segment (3.3%)
Aerospace/Defense (0.1%)
Alliant Techsystems, Inc., 6.75%, 4/1/16	30,000	30,375
DRS Technologies, Inc., 6.625%, 2/1/16	37,000	36,815
DRS Technologies, Inc., 7.625%, 2/1/18	18,000	18,540
L-3 Communications Corp., 6.125%, 7/15/13	50,000	48,750
L-3 Communications Corp., 6.375%, 10/15/15	75,000	73,875
L-3 Communications Corp., 7.625%, 6/15/12	50,000	51,625
Total		259,980

Autos/Vehicle Parts (0.1%)
General Motors Acceptance Corp., 6.875%, 9/15/11	190,000	177,095
General Motors Corp., 8.375%, 7/15/33	95,000	69,588
TRW Automotive, Inc., 9.375%, 2/15/13	25,000	27,031
Total		273,714

	Shares/Par	$ Value
Basic Materials (0.2%)
BCP Caylux Holding, 9.625%, 6/15/14	43,000	47,623
Cascades, Inc., 7.25%, 2/15/13	33,000	31,020
Georgia-Pacific Corp., 7.70%, 6/15/15	25,000	25,125
Graham Packaging Co., 9.875%, 10/15/14	77,000	77,963
Graphic Packaging International Corp., 9.50%, 8/15/13	30,000	28,050
(c)(f)JSG Holding PLC, 11.50%, 10/1/15 144A	37,733	46,576
Massey Energy Co., 6.875%, 12/15/13 144A	105,000	102,899
Norampac, Inc., 6.75%, 6/1/13	40,000	38,100
Owens-Brockway Glass Container, Inc., 6.75%,12/1/14	71,000	69,403
Total		466,759

Builders/Building Materials (0.1%)
DR Horton, Inc., 5.625%, 9/15/14	70,000	65,796
Mohawk Industries, Inc., 6.125%, 1/15/16	55,000	54,457
Standard Pacific Corp., 6.50%, 8/15/10	85,000	81,175
Total		201,428

Capital Goods (0.1%)
Amsted Industries, Inc., 10.25%, 10/15/11	35,000	38,588
DA-Lite Screen Co., Inc., 9.50%, 5/15/11	45,000	48,150
(e)Stanadyne Corp., 12.00%, 2/15/15	70,000	36,575
Terex Corp., 7.375%, 1/15/14	40,000	41,000
Trimas Corp., 9.875%, 6/15/12	25,000	22,875
Total		187,188

Consumer Products/Retailing (0.2%)
GSC Holdings Corp., 8.00%, 10/1/12 144A	70,000	69,475
Jostens IH Corp., 7.625%, 10/1/12	56,000	55,300
Phillips Van Heusen Corp., 7.25%, 2/15/11	38,000	38,760
Rent-A-Center, 7.50%, 5/1/10	29,000	29,000
(e)Simmons Co., 10.00%, 12/15/14	95,000	60,800
Warnaco, Inc., 8.875%, 6/15/13	50,000	53,125
Total		306,460

Energy (0.2%)
AmeriGas Partners LP, 7.25%, 5/20/15	100,000	99,999

	Shares/Par	$ Value
Energy (continued)
Denbury Resources, Inc., 7.50%, 12/15/15	30,000	31,200
Hanover Compressor Co., 9.00%, 6/1/14	45,000	48,375
Kerr-McGee Corp., 6.95%, 7/1/24	70,000	71,210
Pogo Producing Co., 6.875%, 10/1/17	55,000	54,313
Range Resources Corp., 6.375%, 3/15/15	75,000	73,875
Tenaska Alabama II Partners LP, 7.00%, 6/30/21 144A	98,526	98,846
Total		477,818

Financials (0.2%)
Crum and Forster Holding Corp., 10.375%, 6/15/13	30,000	30,750
E*Trade Financial Corp., 7.875%, 12/1/15	80,000	84,400
Fairfax Financial Holdings, 7.75%, 4/26/12	87,000	76,560
LaBranche & Co., Inc., 9.50%, 5/15/09	25,000	26,750
LaBranche & Co., Inc., 11.00%, 5/15/12	38,000	42,180
UnumProvident Finance Co. PLC, 6.85%, 11/15/15 144A	55,000	55,915
Total		316,555

Foods (0.1%)
B&G Foods, Inc., 8.00%, 10/1/11	38,000	39,425
Dole Foods Co., 8.625%, 5/1/09	27,000	27,135
Gold Kist, Inc., 10.25%, 3/15/14	39,000	42,120
Land O Lakes, Inc., 9.00%, 12/15/10	41,000	43,665
RJ Reynolds Tobacco Holdings, Inc., 6.50%, 7/15/10	105,000	105,788
Total		258,133

Gaming/Leisure/Lodging (0.5%)
(b)AMC Entertainment, Inc., 9.50%, 2/1/11	30,000	29,175
(b)AMC Entertainment, Inc., 11.00%, 2/1/16 144A	47,000	48,528
American Casino & Entertainment, 7.85%,	55,000	56,375
Corrections Corp. of America, 6.25%, 3/15/13	96,000	94,439
Corrections Corp. of America, 6.75%, 1/31/14	14,000	14,158

March 31, 2006

	Shares/Par	$ Value
Gaming/Leisure/Lodging (continued)
(c)Eldorado Casino Shreveport/Shreveport Capital Corp., 10.00%, 8/1/12	48,361	38,568
Hertz Corp., 8.875%, 1/1/14 144A	115,000	119,312
Intrawest Corp., 7.50%, 10/15/13	40,000	40,550
MGM Mirage, Inc., 6.375%, 12/15/11	75,000	73,781
MGM Mirage, Inc., 6.75%, 9/1/12	50,000	49,938
MGM Mirage, Inc., 8.50%, 9/15/10	65,000	69,550
Starwood Hotels & Resorts, 7.875%, 5/1/12	80,000	87,000
Trump Entertainment Resorts, Inc., 8.50%, 6/1/15	60,000	58,350
Universal City Development Corp., 11.75%, 4/1/10	44,000	48,510
Universal City Florida, 8.375%, 5/1/10	25,000	25,188
Wynn Las Vegas LLC, 6.625%, 12/1/14	129,000	125,290
Total		978,712

Health Care/Pharmaceuticals (0.2%)
Fresenius Medical Capital Trust II, 7.875%, 2/1/08	25,000	25,625
Fresenius Medical Capital Trust IV, 7.875%, 6/15/11	25,000	26,500
HCA, Inc., 6.95%, 5/1/12	180,000	181,739
OMEGA Healthcare Investors, Inc., 7.00%, 4/1/14	50,000	50,500
Senior Housing Properties Trust, 8.625%, 1/15/12	41,000	45,100
Service Corp. International, 6.75%, 4/1/16	55,000	54,450
Total		383,914

Media (0.4%)
Charter Communications II Holdings LLC, 10.25%, 9/15/10	30,000	29,475
CSC Holdings, Inc., 7.25%, 4/15/12 144A	65,000	63,538
CSC Holdings, Inc., 8.125%, 8/15/09	28,000	28,910
Echostar DBS Corp., 6.375%, 10/1/11	145,000	141,737
Intelsat Bermuda, Ltd., 8.50%, 1/15/13	62,000	63,085
Lamar Media Corp., 6.625%, 8/15/15	90,000	89,550

	Shares/Par	$ Value
Media (continued)
LIN Television Corp., 6.50%, 5/15/13	75,000	70,500
Primedia, Inc., 8.00%, 5/15/13	55,000	50,325
Rogers Cable, Inc., 6.25%, 6/15/13	92,000	91,079
Rogers Cable, Inc., 7.875%, 5/1/12	50,000	53,500
TCI Communications, Inc., 8.75%, 8/1/15	55,000	64,355
Total		746,054

Real Estate (0.1%)
American Real Estate Partners LP, 7.125%, 2/15/13	30,000	29,550
Trustreet Properties, Inc., 7.50%, 4/1/15	85,000	85,213
Total		114,763

Services (0.1%)
Allied Waste North America, 6.375%, 4/15/11	170,000	166,388
Allied Waste North America, 7.25%, 3/15/15	96,000	97,920
Total		264,308

Structured Product (0.1%)
Dow Jones Credit Derivative High Yield, 8.25%, 12/29/10	150,000	151,125

Technology (0.1%)
Flextronics International, Ltd., 6.50%, 5/15/13	75,000	74,438
Stats Chippac, Inc., 6.75%, 11/15/11	53,000	51,940
Sungard Data Systems, Inc., 4.875%, 1/15/14	65,000	57,363
Sungard Data Systems, Inc., 9.125%, 8/15/13 144A	90,000	95,174
Total		278,915

Telecommunications (0.1%)
Telecom Italia Capital, 5.25%, 10/1/15	55,000	51,174
GCI, Inc., 7.25%, 2/15/14	50,000	49,125
Rogers Wireless, Inc., 7.25%, 12/15/12	45,000	47,419
Total		147,718

Transportation (0.1%)
Grupo Transportacion Ferroviaria Mexicana, SA de CV (TFM), 9.375%, 5/1/12	32,000	35,200

	Shares/Par	$ Value
Transportation (continued)
Grupo Transportacion Ferroviaria Mexicana, SA de CV (TFM), 12.50%, 6/15/12	50,000	56,000
Progress Rail, 7.75%, 4/1/12 144A	40,000	41,600
Total		132,800

Utilities (0.3%)
(b)The AES Corp., 8.75%, 5/15/13 144A	120,000	129,599
Aquila, Inc., 9.95%, 2/1/11	105,000	116,287
Edison Mission Energy, 7.73%, 6/15/09	55,000	56,375
NRG Energy, Inc., 7.375%, 2/1/16	95,000	97,019
Sierra Pacific Resources, 8.625%, 3/15/14	75,000	81,407
Teco Energy, Inc., 6.75%, 5/1/15	40,000	41,100
Total		521,787
Total Below Investment Grade Segment (Cost $6,502,284)		6,468,131
Total Investments (86.3%) (Cost $139,896,495)(a)		166,732,767
Other Assets, Less Liabilities (13.7%)		26,570,891
Net Assets (100.0%)		193,303,658

*	Non-Income Producing

ADR after the name of a security represents - American Depository Receipt.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006 the value of these securities was $2,315,699, representing 1.20% of the net assets.

(a)	At March 31, 2006 the aggregate cost of securities for federal tax purposes was $140,187,185 and the net unrealized appreciation of investments based on that cost was $26,545,582 which is comprised of $29,068,664 aggregate gross unrealized appreciation and $2,523,082 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for when-issued securities.

(c)	PIK - Payment In Kind

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(f)	Foreign Bond

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2006

High Yield Bond Fund

Objective:  To seek high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment grade by the major rating agencies.

Portfolio:  Diversified mix of below investment grade fixed income securities, commonly known as “junk bonds.”

Strategy:  To identify attractive investment opportunities through rigorous industry and credit analysis and to generate superior performance by selecting companies with stable or improving credit fundamentals.

Net Assets:  $146.3 million

The High Yield Bond Fund seeks high current income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in debt securities that are rated below investment grade by at least one major rating agency. The Fund’s portfolio consists primarily of below investment grade debt securities. The Fund’s strategy is to identify and invest in attractive investment opportunities through rigorous industry and credit analysis. The primary investment strategy of the Fund is to invest in industries or individual companies that are attractively priced or which have stable or improving fundamental financial characteristics relative to the overall high yield market. In selecting securities, the Fund’s manager will consider the ratings assigned by the major rating agencies, but primary reliance will be placed on the manager’s evaluation of credit and market risk in relationship to the expected rate of return.

The high yield market over the last twelve months continued its solid performance of the last few years. This was despite strong headwinds from rising energy costs, rising interest rates and natural disasters. In high yield, the main story was the auto industry. Starting late in the first quarter of 2005, uncertainty surrounding General Motors Corporation and Ford Motor Company roiled the high yield market. Their ratings’ downgrades and subsequent fall to below-investment grade status weighed heavily on the market due to their size and the impact on high yield auto suppliers. Even with all of this adversity, a solid economy and historically low default rates resulted in a good year in the high yield market.

For the fiscal year ended March 31, 2006, the High Yield Bond Fund returned 4.55% (Class A Shares before sales charges), underperforming the Citigroup High Yield Cash Pay Index return of 6.54%. (This index cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Fund’s peer group, High Current Yield Funds, was 6.77% for the twelve months ended March 31, 2006, according to Lipper, an independent company that provides mutual fund data and analysis.

The Fund’s underperformance compared to the Index for the period can be attributed to several factors: a moderately aggressive quality mix early in the fiscal year, the cost of rebalancing holdings to upgrade quality, and individual credit selection. Beginning in the second quarter of 2005, as the high yield market rebounded from the first signs of weakness in autos, we began upgrading the credit quality of the Fund. We felt a more conservative portfolio was prudent due to our outlook for a moderating economy and historically high valuations. In addition, our exposure to credits that are smaller in capitalization, lower quality and less defensive were challenged during the last twelve months.

Among the top performing sectors in the Index over the last twelve months were Telecommunications, Health Care/Pharmaceuticals and Services. Among the worst performing sectors in the Index were Autos/Vehicle Parts, and Basic Materials.

Looking forward, the High Yield Bond Fund is positioned more defensively given our outlook for a moderating economy in the year ahead combined with the market trading at historically high valuations. Credit fundamentals continue to be strong, but we still expect the current historically low default rates to trend closer to norms. As a result, the Fund is overweight BB bonds, underweight CCC bonds, and we have taken on a more conservative posture in our issue selection. The Fund has not only upgraded quality, but also is moving into shorter maturities, larger capitalized credits and more defensive industry sectors.

Sector Allocation 3/31/06

Sector Allocation is based on net assets.

Top 10 Fixed Income Holdings 3/31/06

Company	% of Market Value
HCA, Inc.	2.25%
CSC Holdings, Inc.	1.95%
Host Marriott L.P.	1.92%
Chesapeake Energy Corp.	1.85%
MGM Mirage	1.79%
Allied Waste North America	1.62%
General Motors Acceptance Corp.	1.59%
Echostar DBS Corp.	1.46%
Williams Cos, Inc.	1.45%
NRG Energy, Inc.	1.28%

Sector Allocation and Top 10 Fixed Income Holdings are subject to change.

March 31, 2006

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted.

Time period 3/31/97 through 3/31/06.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Classes B and C.

Class C shares commenced operations November 17, 2003. An initial investment of $10,000 in Class C on November 17, 2003, and held for the entire period ended March 31, 2006, would have resulted in a final value of $11,691. This final value includes all applicable sales charges and also includes fee waivers and deductions for all Fund expenses. The final value stated above does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOTAL RETURN

For the periods ended March 31, 2006	One Year	Five Year*	Since Inception*
High Yield Bond Fund (Class A – without initial sales charge)	4.55%	6.81%	5.70%
High Yield Bond Fund (Class A – with initial sales charge)	-0.47%	5.79%	5.13%
Citigroup High Yield Cash Pay Index	6.54%	8.43%	6.66%
Lehman Brothers High Yield Intermediate Market Index	7.30%	7.52%	5.68%
High Current Yield Funds Lipper Average	6.77%	7.00%	—

Fund Inception date is 3/31/97.

* Returns are annualized.

The Citigroup High Yield Cash Pay Index captures the performance of below-investment grade debt issued by corporations domiciled in the United States or Canada. The index includes only cash-pay bonds (both registered and Rule 144A) with maturities of at least one year, a minimum amount outstanding of US $100 million (subjective to an entry criteria of $200 million per issue or $400 million per issuer), and a speculative-grade rating by both Moody’s Investor Service and Standard & Poor’s. This Index is unmanaged, cannot be invested in directly and does not include expenses or sales charges.

The Lehman Brothers Index is one of several appropriate measures of portfolio performance since it has a quality and maturity profile that resembles the High Yield Bond Portfolio. The index cannot be invested in directly and does not include sales charges. The Lehman Brothers High Yield Intermediate Market Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. This Index is unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

The Lipper-Taxable Fixed Income Fund Performance Analysis High Current Yield Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that aim at high (relative) current yield from fixed income securities, has no quality or maturity restrictions, and tend to invest in lower grade debt issues. Source: Lipper, Inc.

Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. In contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

March 31, 2006

About Your Fund’s Expenses

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution [and/or service] (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

High Yield Bond Fund Class A

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,026.40	$6.35
Hypothetical (5% return before expenses)	$1,000.00	$1,018.36	$6.32

High Yield Bond Fund Class B

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,021.60	$9.78
Hypothetical (5% return before expenses)	$1,000.00	$1,014.95	$9.75

High Yield Bond Fund Class C

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,023.10	$9.79
Hypothetical (5% return before expenses)	$1,000.00	$1,014.95	$9.75

*	Expenses are equal to the Fund’s annualized expense ratio of 1.26% for Class A shares, 1.95% for class B shares, and 1.95% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

High Yield Bond Fund

Schedule of Investments 3/31/06

	Shares/Par	$ Value
Bonds (95.0%)
Aerospace/Defense (1.5%)
Alliant Techsystems, Inc., 6.75%, 4/1/16	300,000	303,750
DRS Technologies, Inc., 6.625%, 2/1/16	349,000	347,255
DRS Technologies, Inc., 7.625%, 2/1/18	175,000	180,250
L-3 Communications Corp., 6.125%, 7/15/13	525,000	511,875
L-3 Communications Corp., 6.375%, 10/15/15	250,000	246,250
L-3 Communications Corp., 7.625%, 6/15/12	525,000	542,063
Total		2,131,443

Autos/Vehicle Parts (3.7%)
ArvinMeritor, Inc., 8.75%, 3/1/12	760,000	748,599
Ford Motor Co., 7.45%, 7/16/31	495,000	367,538
Ford Motor Credit Co., 8.625%, 11/1/10	690,000	661,059
General Motors Acceptance Corp., 6.875%, 9/15/11	1,905,000	1,775,610
General Motors Acceptance Corp., 7.75%, 1/19/10	530,000	516,756
General Motors Corp., 8.375%, 7/15/33	990,000	725,175
TRW Automotive, Inc., 9.375%, 2/15/13	255,000	275,719
Visteon Corp., 8.25%, 8/1/10	395,000	325,875
Total		5,396,331

Basic Materials (11.2%)
Abitibi-Consolidated, Inc., 7.75%, 6/15/11	1,013,000	977,544
Appleton Papers, Inc., 9.75%, 6/15/14	382,000	379,135
Arch Western Finance LLC, 6.75%, 7/1/13	700,000	694,750
BCP Caylux Holding, 9.625%, 6/15/14	429,000	475,118
Bowater Canada Finance, 7.95%, 11/15/11	525,000	523,688
Cascades, Inc., 7.25%, 2/15/13	352,000	330,880
Crown Americas, Inc., 7.625%, 11/15/13 144A	543,000	562,005
Crown Americas, Inc., 7.75%, 11/15/15 144A	550,000	570,625
Equistar Chemicals LP, 8.75%, 2/15/09	720,000	745,200

	Shares/Par	$ Value
Basic Materials (continued)
Equistar Chemicals LP, 10.625%, 5/1/11	785,000	849,763
Georgia-Pacific Corp., 7.70%, 6/15/15	265,000	266,325
Georgia-Pacific Corp., 8.125%, 5/15/11	525,000	546,000
Graham Packaging Co., 9.875%, 10/15/14	665,000	673,313
Graphic Packaging International Corp., 9.50%, 8/15/13	302,000	282,370
Hexion US Finance Corp., 9.00%, 7/15/14	412,000	424,360
Huntsman LLC, 11.50%, 7/15/12	432,000	496,800
Ineos Group Holdings PLC, 8.50%, 2/15/16 144A	1,090,000	1,035,499
Invista, 9.25%, 5/1/12 144A	520,000	556,400
Jefferson Smurfit Corp., 7.50%, 6/1/13	380,000	357,200
(c)(f)JSG Holding PLC, 11.50%, 10/1/15 144A	384,883	475,083
Massey Energy Co., 6.875%, 12/15/13 144A	1,010,000	989,799
Norampac, Inc., 6.75%, 6/1/13	375,000	357,188
Novelis, Inc., 7.75%, 2/15/15 144A	539,000	517,440
Owens-Brockway Glass Container, Inc., 6.75%, 12/1/14	776,000	758,540
Owens-Brockway Glass Container, Inc., 7.75%, 5/15/11	795,000	828,788
Rockwood Specialties Group, Inc., 10.265%, 5/15/11	661,000	725,448
Smurfit-Stone Container, 8.375%, 7/1/12	1,025,000	1,009,624
Total		16,408,885

Builders/Building Materials (3.4%)
Beazer Homes USA, Inc., 6.50%, 11/15/13	379,000	357,208
Beazer Homes USA, Inc., 6.875%, 7/15/15	151,000	143,450
DR Horton, Inc., 5.625%, 9/15/14	635,000	596,863
K. Hovnanian Enterprises, Inc., 7.50%, 5/15/16	205,000	202,102
K. Hovnanian Enterprises, Inc., 7.75%, 5/15/13	905,000	886,899

March 31, 2006

	Shares/Par	$ Value
Builders/Building Materials (continued)
KB Home, 5.75%, 2/1/14	381,000	348,307
KB Home, 7.25%, 6/15/18	253,000	248,912
KB Home, 7.75%, 2/1/10	525,000	542,638
Mohawk Industries, Inc., 6.125%, 1/15/16	500,000	495,064
Standard Pacific Corp., 6.50%, 8/15/10	850,000	811,750
Technical Olympic USA, Inc., 9.00%, 7/1/10	300,000	307,500
William Lyon Homes, 7.625%, 12/15/12	109,000	94,830
Total		5,035,523

Capital Goods (3.3%)
Amsted Industries, Inc., 10.25%, 10/15/11 144A	465,000	512,663
Case New Holland, Inc., 9.25%, 8/1/11	1,083,000	1,156,103
DA-Lite Screen Co., Inc., 9.50%, 5/15/11	495,000	529,650
(e)Stanadyne Corp., 12.00%, 2/15/15	750,000	391,875
Terex Corp., 7.375%, 1/15/14	385,000	394,625
Trimas Corp., 9.875%, 6/15/12	600,000	549,000
United Rentals North America, Inc., 6.50%, 2/15/12	1,368,000	1,340,639
Total		4,874,555

Consumer Products/Retailing (6.9%)
Bon-Ton Stores, Inc., 10.25%, 3/15/14 144A	746,000	717,652
Delhaize America, Inc., 8.125%, 4/15/11	1,030,000	1,111,924
General Nutrition Centers, Inc., 8.50%, 12/1/10	165,000	156,338
General Nutrition Centers, Inc., 8.625%, 1/15/11	118,000	119,475
GSC Holdings Corp., 8.00%, 10/1/12 144A	655,000	650,088
The Jean Coutu Group (PJC), Inc., 8.50%, 8/1/14	841,000	771,618
Jostens IH Corp., 7.625%, 10/1/12	615,000	607,313
Levi Strauss & Co., 9.28%, 4/1/12	525,000	543,375
Oxford Industries, Inc., 8.875%, 6/1/11	1,047,000	1,078,409
Phillips Van Heusen Corp., 7.25%, 2/15/11	412,000	420,240

	Shares/Par	$ Value
Consumer Products/Retailing (continued)
Rayovac Corp., 8.50%, 10/1/13	750,000	693,750
Rent-A-Center, 7.50%, 5/1/10	315,000	315,000
Rite Aid Corp., 8.125%, 5/1/10	875,000	893,594
Samsonite Corp., 8.875%, 6/1/11	682,000	721,215
(e)Simmons Co., 10.00%, 12/15/14	1,050,000	672,000
Warnaco, Inc., 8.875%, 6/15/13	530,000	563,125
Total		10,035,116

Energy (10.0%)
AmeriGas Partners LP, 7.25%, 5/20/15	840,000	840,000
Chesapeake Energy Corp., 6.375%, 6/15/15	683,000	671,901
Chesapeake Energy Corp., 6.50%, 8/15/17 144A	465,000	459,188
Chesapeake Energy Corp., 6.625%, 1/15/06	1,522,000	1,518,195
Colorado Interstate Gas Co., 6.80%, 11/15/15 144A	1,125,000	1,144,560
Denbury Resources, Inc., 7.50%, 12/15/15	250,000	260,000
El Paso Production Holding, 7.75%, 6/1/13	796,000	824,855
Hanover Compressor Co., 7.50%, 4/15/13	89,000	89,000
Hanover Compressor Co., 9.00%, 6/1/14	445,000	478,375
Kerr-McGee Corp., 6.95%, 7/1/24	630,000	640,891
Newfield Exploration Co., 6.625%, 4/15/16	890,000	888,888
Pioneer Natural Resource Co., 5.875%, 7/15/16	745,000	706,019
Pogo Producing Co., 6.875%, 10/1/17	509,000	502,638
Range Resources Corp., 6.375%, 3/15/15	704,000	693,440
Sonat, Inc., 7.625%, 7/15/11	415,000	427,450
Tenaska Alabama II Partners LP, 7.00%, 6/30/21 144A	714,314	716,630
Tesoro Corp., 6.625%, 11/1/15 144A	820,000	811,800
Whiting Petroleum Corp., 7.25%, 5/1/13	788,000	786,030
Williams Companies, Inc., 6.375%, 10/1/10 144A	2,125,000	2,103,750
Total		14,563,610

	Shares/Par	$ Value
Financials (2.1%)
Crum and Forster Holding Corp., 10.375%, 6/15/13	405,000	415,125
E*Trade Financial Corp., 7.875%, 12/1/15	780,000	822,900
Fairfax Financial Holdings, 7.75%, 4/26/12	833,000	733,040
LaBranche & Co., Inc., 9.50%, 5/15/09	140,000	149,800
LaBranche & Co., Inc., 11.00%, 5/15/12	413,000	458,430
UnumProvident Finance Co. PLC, 6.85%, 11/15/15 144A	550,000	559,150
Total		3,138,445

Foods (2.2%)
B&G Foods, Inc., 8.00%, 10/1/11	550,000	570,625
Dole Foods Co., 8.625%, 5/1/09	263,000	264,315
Gold Kist, Inc., 10.25%, 3/15/14	454,000	490,320
Land O Lakes, Inc., 9.00%, 12/15/10	470,000	500,550
RJ Reynolds Tobacco Holdings, Inc., 6.50%, 7/15/10	832,000	838,240
Smithfield Foods, Inc., 7.75%, 5/15/13	530,000	545,900
Total		3,209,950

Gaming/Leisure/Lodging (10.6%)
AMC Entertainment, Inc., 9.50%, 2/1/11	250,000	243,125
AMC Entertainment, Inc., 11.00%, 2/1/16 144A	437,000	451,203
American Casino & Entertainment, 7.85%, 2/1/12	525,000	538,125
Boyd Gaming Corp., 7.75%, 12/15/12	795,000	832,763
Corrections Corp. of America, 6.25%, 3/15/13	975,000	959,155
Corrections Corp. of America, 6.75%, 1/31/14	131,000	132,474
(c)Eldorado Casino Shreveport/Shreveport Capital Corp., 10.00%, 8/1/12	193,445	154,272
Hertz Corp., 8.875%, 1/1/14 144A	1,045,000	1,084,187
Host Marriott LP, 6.75%, 6/1/16 144A	1,110,000	1,108,612
Host Marriott LP, 7.125%, 11/1/13	1,605,000	1,633,087

	Shares/Par	$ Value
Gaming/Leisure/Lodging (continued)
Intrawest Corp., 7.50%, 10/15/13	380,000	385,225
MGM Mirage, Inc., 6.375%, 12/15/11	295,000	290,206
MGM Mirage, Inc., 6.625%, 7/15/15	509,000	500,729
MGM Mirage, Inc., 6.75%, 9/1/12	530,000	529,338
MGM Mirage, Inc., 8.375%, 2/1/11	795,000	838,725
MGM Mirage, Inc., 8.50%, 9/15/10	660,000	706,200
Mohegan Tribal Gaming, 6.125%, 2/15/13	250,000	246,563
Penn National Gaming, Inc., 6.75%, 3/1/15	458,000	458,000
Starwood Hotels & Resorts, 7.875%, 5/1/12	665,000	723,188
Station Casinos, Inc., 6.00%, 4/1/12	265,000	261,356
Station Casinos, Inc., 6.625%, 3/15/18 144A	365,000	356,788
Station Casinos, Inc., 6.875%, 3/1/16	665,000	668,325
Trump Entertainment Resorts, Inc., 8.50%, 6/1/15	530,000	515,425
Universal City Development Corp., 11.75%, 4/1/10	418,000	460,845
Universal City Florida, 8.375%, 5/1/10	256,000	257,920
Wynn Las Vegas LLC, 6.625%, 12/1/14	1,243,000	1,207,263
Total		15,543,099

Health Care/Pharmaceuticals (8.0%)
Fresenius Medical Capital Trust II, 7.875%, 2/1/08	255,000	261,375
Fresenius Medical Capital Trust IV, 7.875%, 6/15/11	255,000	270,300
HCA, Inc., 6.50%, 2/15/16	1,660,000	1,617,267
HCA, Inc., 6.95%, 5/1/12	1,578,000	1,593,243
Iasis Healthcare Corp., 8.75%, 6/15/14	1,008,000	1,008,000
OMEGA Healthcare Investors, Inc., 7.00%, 4/1/14	550,000	555,500
OMEGA Healthcare Investors, Inc., 7.00%, 1/15/16 144A	610,000	610,000

March 31, 2006

	Shares/Par	$ Value
Health Care/Pharmaceuticals (continued)
Omnicare, Inc., 6.75%, 12/15/13	505,000	502,475
Senior Housing Properties Trust, 8.625%, 1/15/12	384,000	422,400
Service Corp. International, 6.75%, 4/1/16	505,000	499,950
Tenet Healthcare Corp., 6.375%, 12/1/11	795,000	717,488
Tenet Healthcare Corp., 9.875%, 7/1/14	354,000	358,425
Triad Hospitals, Inc., 7.00%, 5/15/12	680,000	680,000
US Oncology, Inc., 9.00%, 8/15/12	555,000	574,425
Vanguard Health Holding II, 9.00%, 10/1/14	790,000	807,775
Ventas Realty LP, 6.50%, 6/1/16 144A	420,000	417,900
Ventas Realty LP, 6.75%, 6/1/10	425,000	429,250
Ventas Realty LP, 9.00%, 5/1/12	400,000	449,000
Total		11,774,773

Media (11.6%)
Charter Communications II Holdings LLC, 10.25%, 9/15/10	250,000	245,625
Charter Communications II Holdings LLC, 10.25%, 9/15/10 144A	495,000	485,100
Charter Communications II Holdings LLC, 11.00%, 10/1/15	755,000	627,594
Charter Communications Operating LLC, 8.375%, 4/30/14 144A	185,000	184,538
CSC Holdings, Inc., 7.25%, 4/15/12 144A	685,000	669,588
CSC Holdings, Inc., 7.625%, 4/1/11	810,000	814,050
CSC Holdings, Inc., 7.875%, 2/15/18	495,000	495,619
CSC Holdings, Inc., 8.125%, 7/15/09	530,000	547,888
CSC Holdings, Inc., 8.125%, 8/15/09	254,000	262,255
The DIRECTV Group, Inc., 6.375%, 6/15/15	855,000	844,313

	Shares/Par	$ Value
Media (continued)
EchoStar DBS Corp., 6.375%, 10/1/11	1,285,000	1,256,087
EchoStar DBS Corp., 7.125%, 2/1/16 144A	875,000	860,780
Intelsat Bermuda, Ltd., 8.50%, 1/15/13	670,000	681,725
Kabel Deutschland GMBH, 10.625%, 7/1/14 144A	495,000	528,413
Lamar Media Corp., 6.625%, 8/15/15	885,000	880,574
LIN Television Corp., 6.50%, 5/15/13	795,000	747,300
Mediacom Broadband LLC/Corp., 8.50%, 10/15/15	530,000	508,800
Mediacom LLC/Mediacom Capital Corp., 7.875%, 2/15/11	265,000	249,763
Primedia, Inc., 8.00%, 5/15/13	530,000	484,950
Quebecor World Capital Corp., 8.75%, 3/15/16 144A	435,000	424,249
R.H. Donnelley Corp., 6.875%, 1/15/13	750,000	701,250
R.H. Donnelley Corp., 6.875%, 1/15/13 144A	1,805,000	1,687,674
R.H. Donnelley Corp., 8.875%, 1/15/16 144A	415,000	431,600
Rogers Cable, Inc., 6.25%, 6/15/13	569,000	563,310
Rogers Cable, Inc., 7.875%, 5/1/12	530,000	567,100
Sinclair Broadcast Group, 8.00%, 3/15/12	552,000	563,040
TCI Communications, Inc., 8.75%, 8/1/15	500,000	585,047
Videotron Ltee, 6.375%, 12/15/15	235,000	230,006
Total		17,128,238

Real Estate (1.3%)
American Real Estate Partners LP, 7.125%, 2/15/13	265,000	261,025
The Rouse Co., 7.20%, 9/15/12	665,000	689,699
Trustreet Properties, Inc., 7.50%, 4/1/15	880,000	882,200
Total		1,832,924

	Shares/Par	$ Value
Services (1.6%)
Allied Waste North America, 6.375%, 4/15/11	1,310,000	1,282,163
Allied Waste North America, 7.25%, 3/15/15	1,014,000	1,034,280
Total		2,316,443

Structured Product (1.0%)
Dow Jones Credit Derivative High Yield, 8.25%, 12/29/10	1,495,000	1,506,213

Technology (3.6%)
Flextronics International, Ltd., 6.25%, 11/15/14	254,000	248,920
Flextronics International, Ltd., 6.50%, 5/15/13	570,000	565,725
Sanmina Corp., 8.125%, 3/1/16	435,000	439,350
Stats Chippac, Inc., 6.75%, 11/15/11	432,000	423,360
Sungard Data Systems, Inc., 4.875%, 1/15/14	330,000	291,225
Sungard Data Systems, Inc., 9.125%, 8/15/13 144A	835,000	883,012
Unisys Corp., 6.875%, 3/15/10	366,000	355,935
Unisys Corp., 8.00%, 10/15/12	411,000	403,808
Xerox Corp., 6.40%, 3/15/16	285,000	282,863
Xerox Corp., 7.20%, 4/1/16	548,000	576,770
Xerox Corp., 7.625%, 6/15/13	695,000	731,487
Total		5,202,455

Telecommunications (3.6%)
American Tower Corp., 7.125%, 10/15/12	265,000	275,600
Citizens Communications, 9.25%, 5/15/11	665,000	729,837
GCI, Inc., 7.25%, 2/15/14	535,000	525,638
Qwest Communications International, Inc., 7.50%, 11/1/08	275,000	274,313
Qwest Corp., 7.875%, 9/1/11	1,606,000	1,714,404
Rogers Wireless, Inc., 6.375%, 3/1/14	380,000	379,050
Rogers Wireless, Inc., 7.25%, 12/15/12	274,000	288,728
Rogers Wireless, Inc., 8.00%, 12/15/12	542,000	575,198
Telecom Italia Capital, 5.25%, 10/1/15	500,000	465,219
Total		5,227,987

	Shares/Par	$ Value
Transportation-Rail & Other (2.6%)
Grupo Transportacion Ferroviaria Mexicana, SA de CV (TFM), 9.375%, 5/1/12	83,000	91,300
Grupo Transportacion Ferroviaria Mexicana, SA de CV (TFM), 12.50%, 6/15/12	800,000	896,000
OMI Corp., 7.625%, 12/1/13	682,000	697,345
Progress Rail, 7.75%, 4/1/12 144A	400,000	416,000
Ship Finance International, Ltd., 8.50%, 12/15/13	755,000	709,700
Stena AB, 7.50%, 11/1/13	945,000	933,188
Total		3,743,533

Utilities (6.8%)
The AES Corp., 8.75%, 5/15/13 144A	1,175,000	1,268,999
The AES Corp., 9.375%, 9/15/10	255,000	277,950
Aquila, Inc., 9.95%, 2/1/11	820,000	908,150
CMS Energy Corp., 7.75%, 8/1/10	665,000	696,588
Dynegy Holdings, Inc., 8.375%, 5/1/16 144A	535,000	532,325
Edison Mission Energy, 7.73%, 6/15/09	505,000	517,625
Midwest Generation LLC, 8.75%, 5/1/34	690,000	746,925
NRG Energy, Inc., 7.25%, 2/1/14	935,000	950,193
NRG Energy, Inc., 7.375%, 2/1/16	875,000	893,594
Reliant Energy, Inc., 6.75%, 12/15/14	547,000	482,728
Sierra Pacific Resources, 8.625%, 3/15/14	700,000	759,798
Teco Energy, Inc., 6.75%, 5/1/15	395,000	405,863
TXU Corp., 5.55%, 11/15/14	1,580,000	1,477,925
Total		9,918,663
Total Bonds (Cost $139,443,839)		138,988,186

March 31, 2006

	Shares/Par	$ Value
Preferred Stocks (0.0%)
Media (0.0%)
PTV, Inc.	6	11
Total Preferred Stocks (Cost $0)		11

Common Stocks and Warrants (0.1%)
Gaming/Leisure/Lodging (0.0%)
*Shreveport Gaming Holdings, Inc.	1,786	23,772

Telecommunications (0.0%)
American Tower Corp. - Warrants	1,400	59,792

Transportation-Rail & Other (0.1%)
*RailAmerica, Inc.	7,057	75,229
Total Common Stocks and Warrants (Cost $154,403)		158,793

Money Market Investments (3.3%)
Federal Government & Agencies (3.3%)
(b)Federal National Mortgage Association, 4.65%, 4/3/06	4,800,000	4,798,760
Total Money Market Investments (Cost $4,798,760)		4,798,760
Total Investments (98.4%) (Cost $144,397,002)(a)		143,945,750
Other Assets, Less Liabilities (1.6%)		2,342,396
Net Assets (100.0%)		146,288,146

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006 the value of these securities was $24,783,304, representing 16.93% of the net assets.

(a)	At March 31, 2006 the aggregate cost of securities for federal tax purposes was $144,630,266 and the net unrealized depreciation of investments based on that cost was $684,516 which is comprised of $1,542,392 aggregate gross unrealized appreciation and $2,226,908 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for when-issued securities.

(c)	PIK - Payment In Kind

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(f)	Euro Foreign Bond

The Accompanying Notes are an Integral Part of the Financial Statements.

Municipal Bond Fund

Objective:  To seek a high level of current income exempt from federal income taxes, consistent with preservation of capital, by investing primarily in investment grade municipal obligations.

Portfolio:  Diversified investment grade bonds, with the ability to invest up to 20% of assets in lower rated securities.

Strategy:  To actively manage the portfolio to take advantage of changes in interest rates, quality, sector and maturity of fixed income securities.

Net Assets:  $38.9 million

The Municipal Bond Fund seeks a high level of current income exempt from federal income taxes, consistent with the preservation of capital, by investing primarily in investment grade municipal obligations. The Fund’s portfolio consists primarily of investment grade municipal bonds. The Fund’s strategy is to actively manage the portfolio to take advantage of changes in interest rates, quality, sector and maturity of fixed income securities. While the Fund has no security maturity restrictions, its average maturity will normally be ten years or longer.

For the fiscal year ended March 31, 2006, the Municipal Bond Fund returned 3.01% (Class A Shares before sales charges), slightly lagging the Lehman Brothers Municipal Bond Index return of 3.81%. (This index cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Fund’s peer group, General Municipal Debt Funds, was 3.48% for the twelve months ended March 31, 2006, according to Lipper, an independent mutual fund ranking agency.

This was a fairly low return period for the bond market, with bonds posting positive, but small gains for the twelve months ended March 31, 2006. The period was marked by rising interest rates, especially on the short end of the yield curve. Short-term rates rose dramatically as the Federal Reserve Board continued to tighten. During the twelve months ended March 31, 2006, the Fed raised the federal funds rate by a total of 200 basis points, from 2.75% to 4.75%. Yields on longer-maturity bonds failed to rise in concert with short-term rates and the Treasury yield curve continued to flatten. The municipal yield curve also flattened as short-term municipal rates increased considerably over the past year. Municipal bond indices outperformed comparable taxable indices during the fiscal year, which is often the case in a rising rate environment. A healthy economic environment appeared to give investors the confidence to invest in riskier issues, and lower credit quality bonds outperformed.

Several factors contributed to the underperformance of the Fund during this period. First, its credit quality - which is biased toward high quality positions - hindered performance at a time when higher risk bonds outperformed. The Fund’s lack of exposure to high risk issues, particularly tobacco-related bonds, held back performance. Tobacco bonds benefited from a favorable litigation environment throughout the period, and our lack of exposure to this sector hurt our return. The Fund’s duration position also detracted from performance, especially in the first quarter of 2006 when rates increased across the yield curve. Lastly, the Fund’s overweight position in non-callable bonds, particularly in the intermediate segment of the yield curve, hurt performance.

At March 31, 2006, 26% of the Fund’s portfolio was in Insured Bonds (bonds guaranteed by insurance companies such as Municipal Bond Individual Assurance Corporation or the Financial Guaranty Insurance Company), 33% in Pre-Refunded Bonds (bonds backed by an escrow of securities, which usually are U.S. Treasuries), 22% in Revenue Bonds (bonds whose interest and principal is paid from revenue from a specific source), 7% in Bonds with Other Credit Support (bonds backed by agencies such as GNMA or FNMA, or have other guarantees that support the issuer’s ability to repay the debt), and 12% in General Obligation Bonds (bonds secured by the general credit of the issuing municipality, which can usually raise taxes as necessary to meet obligations).

March 31, 2006

Percentage Holdings 3/31/06

Percentage Holdings are based on Municipal Bonds held.

Percentage Holdings are subject to change.

Top 10 Fixed Income Holdings 3/31/06

Company	% Net Assets
North Carolina Eastern Municipal Power Agency Systems, Various	3.77%
Detroit, Michigan Sewer Disposal Revenue, Various	2.51%
Sacramento County, California Sanitation District, Various	2.46%
University of Texas Revenue Financing Bonds, Various	2.33%
New Jersey State Transportation Authority, 5.50%, 6/15/18 RB, PR	2.16%
West Ottawa, Michigan Public School District, Various	1.97%
South Carolina State School Facilities Series A, 5.00%, 1/1/12 GO	1.97%
New York, New York City Transitional Financial Authority, Various	1.95%
Colorado Regional Transportation District Certificate Participation, 2.30%, 12/1/22 RB, AMBAC	1.81%
Arizona School Facilities Board Revenue, 5.50%, 7/1/17 RB, PR	1.70%

Top 10 Fixed Income Holdings are subject to change.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted.

Time period 3/31/97 through 3/31/06.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B. Income from the Fund may be subject to the federal alternative minimum tax, as well as state and local taxes. Capital gain distributions are subject to capital gains taxes.

TOTAL RETURN

For the periods ended March 31, 2006	One Year	Five Year*	Since Inception*
Municipal Bond Fund (Class A – without initial sales charge)	3.01%	4.78%	5.87%
Municipal Bond Fund (Class A – with initial sales charge)	-1.92%	3.77%	5.29%
Lehman Brothers Municipal Bond Index	3.81%	5.18%	5.91%
General Municipal Debt Funds Lipper Average	3.48%	4.45%	—

Fund Inception date is 3/31/97.

*Returns are annualized.

The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. As of March 31, 2006, the index included 37,344 issues totaling over $924.1 billion in market value. The index represents approximately 50% of the municipal bond market capitalization. The index cannot be invested in directly and does not include administrative expenses or sales charges.

The Lipper-Tax-Exempt Fixed Income Fund Performance Analysis General Municipal Debt Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that invest primarily in municipal debt issues in the top four credit ratings. Source: Lipper, Inc

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds; there are ongoing fees and expenses associated with owning shares of bond funds.

March 31, 2006

About Your Fund’s Expenses

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution [and/or service] (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Municipal Bond Fund Class A

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,006.00	$4.09
Hypothetical (5% return before expenses)	$1,000.00	$1,020.55	$4.12

Municipal Bond Fund Class B

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,002.90	$7.46
Hypothetical (5% return before expenses)	$1,000.00	$1,017.18	$7.52

*	Expenses are equal to the Fund’s annualized expense ratio of 0.82% for Class A shares, 1.50% for class B shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Municipal Bond Fund

Schedule of Investments 3/31/06

	Shares/Par	$ Value
Revenue Bonds (64.5%)
Alabama (2.3%)
Alabama Water Pollution, 5.25%, 8/15/11 RB, AMBAC	325,000	347,448
Jefferson County, Alabama Sewer Revenue, 5.00%, 2/1/38 RB, FGIC, PR	40,000	42,578
Jefferson County, Alabama Sewer Revenue, 5.00%, 2/1/41 RB, FGIC, PR	255,000	270,591
Jefferson County, Alabama Sewer Revenue, 5.375%, 2/1/36 RB, FGIC, PR	180,000	189,916
Jefferson County, Alabama Sewer Revenue, 5.70%, 2/1/19 RB, FGIC, PR	20,000	20,540
Jefferson County, Alabama Sewer Revenue, 5.75%, 2/1/38 RB, FGIC, PR	20,000	21,302
		892,375

Arizona (3.7%)
Arizona School Facilities Board Revenue, 5.50%, 7/1/17 RB, PR	610,000	661,008
Arizona State Transportation Board Highway Revenue, 5.25%, 7/1/17 RB	360,000	384,336
Salt River Project Arizona Agriculture Improvement & Power District Electrical System Revenue - Series A, 5.00%, 1/1/21 RB	360,000	376,920
		1,422,264

California (2.8%)
Foothill/Eastern California Corridor Agency Toll Road Revenue, 0.00%, 1/1/18 RB, PR	60,000	35,773
Foothill/Eastern Corridor Agency California Toll Road Revenue, 0.00%, 1/1/20 RB, PR	190,000	102,488
Sacramento County, California Sanitation District, 5.00%, 12/1/35 RB, AMBAC	540,000	561,524
Sacramento County, California Sanitation District, 6.00%, 12/1/15 RB	360,000	396,785
		1,096,570

	Shares/Par	$ Value
Colorado (1.8%)
Colorado Regional Transportation District Certificate Participation, 2.30%, 12/1/22 RB, AMBAC	720,000	706,111

Connecticut (1.9%)
Connecticut State Special Tax Obligation Revenue Transportation Infrastructure, Series A, 5.375%, 10/1/17 RB, FSA, PR	360,000	389,016
Hartford, Connecticut Package System, 6.40%, 7/1/20 RB, PR	325,000	357,718
		746,734

Florida (4.0%)
Collier County, Florida Housing Finance Authority, 4.90%, 2/15/32 RB, FNMA	450,000	465,773
Escambia County, Florida Health Facilities Authority Revenue, 5.25%, 11/15/32 RB	240,000	249,046
Escambia County, Florida Health Facilities Authority Revenue, 5.75%, 11/15/29 RB, AMBAC, PR	270,000	290,193
Miami, Florida Health Facilities Authority Revenue - Series B, 5.25%, 11/15/33 RB	360,000	368,374
Miami, Florida Health Facilities Authority Revenue - Series C, 5.25%, 11/15/33 RB	180,000	183,841
		1,557,227

Georgia (2.3%)
Atlanta, Georgia Airport Revenue, 5.50%, 1/1/26 RB, FGIC, PR	70,000	74,980
Atlanta, Georgia Airport Revenue, 5.60%, 1/1/30 RB, FGIC, PR	15,000	16,119
Atlanta, Georgia Water & Wastewater Revenue, 5.50%, 11/1/22 RB, FGIC	195,000	218,098
Cartersville, Georgia Development Authority Water & Waste Facility, 7.40%, 11/1/10 RB, AMT	360,000	408,200

March 31, 2006

	Shares/Par	$ Value
Georgia (continued)
Colquitt County, Georgia Development Authority Revenue, 0.00%, 12/1/21 RB, PR	105,000	50,402
Georgia Municipal Electric Authority, 5.00%, 11/1/24 RB, MBIA	90,000	91,503
Georgia Municipal Electric Authority, 6.40%, 1/1/13 RB, AMBAC	40,000	44,689
		903,991

Illinois (4.4%)
Chicago, Illinois Public Building Community Building Revenue, 0.00%, 1/1/08 RB, MBIA, PR	170,000	159,737
Chicago, Illinois Sales Tax, 5.375%, 1/1/30 RB, FGIC, PR	5,000	5,270
Illinois Finance Authority Revenue University of Chicago - Series A, 5.00%, 7/1/34 RB	360,000	370,267
Illinois State Sales Tax Revenue, 5.50%, 6/15/15 RB	575,000	616,728
Metropolitan Pier & Exposition Authority Illinois Dedicated State Tax, 5.50%, 6/15/18 RB, FGIC, PR	420,000	475,133
University of Illinois University Revenue Auxiliary Facilities - Series A, 6.00%, 4/1/30 RB, PR, MBIA	70,000	76,540
		1,703,675

Indiana (1.2%)
Indiana State Toll Finance Authority, 6.00%, 7/1/15 RB	35,000	35,136
Shelby, Indiana Eastern School Building Corporation, 5.50%, 7/15/13 RB, FGIC	410,000	443,636
		478,772

Iowa (1.1%)
Iowa City, Iowa Sewer Revenue, 5.50%, 7/1/25 RB, FSA	50,000	52,355
Iowa Finance Authority Hospital Facility Revenue, 5.878%, 2/15/20 RB, AMBAC, PR	360,000	390,434
		442,789

	Shares/Par	$ Value
Kansas (1.0%)
Kansas State Department of Transportation Highway Revenue, 5.00%, 9/1/10 RB, PR	15,000	15,630
Kansas State Department of Transportation Highway Revenue, 5.125%, 9/1/12 RB, PR	20,000	20,932
Kansas State Development Financial Authority Revenue, Water Pollution Control Revolving Fund II, 4.75%, 5/1/14 RB, PR	360,000	369,489
		406,051

Kentucky (1.0%)
Louisville & Jefferson County, Kentucky Regional Airport Authority, 6.50%, 7/1/17 RB, MBIA, AMT	360,000	378,803

Louisiana (0.2%)
Louisiana State Gas & Fuels Tax Revenue, 5.375%, 6/1/16 RB, AMBAC	90,000	95,146

Maryland (1.0%)
Maryland State Industrial Development Financing Authority Economic Development Revenue, 5.20%, 11/1/26 RB	385,000	401,085

Massachusetts (2.7%)
Massachusetts Bay Transportation Authority, 5.00%, 3/1/22 RB, PR, GO OF AUTH	295,000	301,502
Massachusetts State School Building Authdedicated Sales Tax Revenue, 5.00%, 8/15/07 RB	360,000	366,700
Massachusetts, State Water Pollution Abatement Trust, 5.00%, 8/1/21 RB	360,000	380,034
		1,048,236

Michigan (2.7%)
Detroit, Michigan Sewer Disposal Revenue, 5.00%, 7/1/32, RB FSA	360,000	371,005
Detroit, Michigan Sewer Disposal Revenue, 5.25%, 7/1/21 RB, FSA	550,000	606,661

	Shares/Par	$ Value
Michigan (continued)
Detroit, Michigan Water Supply System, 5.25%, 7/1/33 RB, FGIC, PR	60,000	64,249
		1,041,915

Mississippi (1.2%)
Mississippi Development Bank Special Obligation, 5.00%, 9/1/34 RB, FSA	450,000	464,013

Missouri (0.3%)
Saline County, Missouri Individual Development Authority, 6.50%, 12/1/28 RB	120,000	123,875

Nebraska (0.2%)
Nebraska Investment Finance Authority, Single Family Housing Revenue, 6.25%, 3/1/21 RB, GNMA, FNMA, FHLMC, AMT	85,000	85,638

New Jersey (3.4%)
New Jersey State Highway Authority Garden State Parkway General Revenue, 5.25%, 1/1/18 RB, FGIC, PR	430,000	462,138
New Jersey State Transportation Authority, 5.50%, 6/15/18 RB, PR	765,000	841,698
		1,303,836

New York (7.6%)
Metropolitan Transportation Authority, 5.625%, 7/1/25 RB, PR, MBIA	360,000	374,425
New York City, New York Municipal Water Finance Authority, 5.75%, 6/15/29 RB, PR	360,000	372,920
New York City, New York Municipal Water Financial Authority Water & Sewer System Revenue, 5.25%, 6/15/17 RB	435,000	464,989
New York City, New York Transitional Financial Authority, 5.00%, 11/1/25, RB	360,000	377,302

	Shares/Par	$ Value
New York (continued)
New York City, New York Transitional Financial Authority - Series E, 5.25%, 2/1/22 RB, MBIA	360,000	383,263
New York State Dormitory Authority, 5.125%, 2/15/08 RB	325,000	333,050
New York State Dormitory Authority, 5.125%, 7/1/27 RB, MBIA, PR	70,000	73,168
Sales Tax Asset Receivable, 5.00%, 10/15/32 RB, AMBAC	540,000	563,625
		2,942,742

North Carolina (4.8%)
North Carolina Eastern Municipal Power Agency Power System, 4.00%, 1/1/18 RB, PR	605,000	597,153
North Carolina Eastern Municipal Power Agency Power System, 4.50%, 1/1/24 RB, PR	635,000	654,533
North Carolina Eastern Municipal Power Agency Power System, 6.00%, 1/1/26 RB, PR	180,000	216,812
North Carolina Municipal Power Agency #1 Catawba Electric Revenue, 5.00%, 1/1/20 RB, PR	315,000	342,748
North Carolina Municipal Power Agency #1 Catawba Electric Revenue, 6.50%, 1/1/10 RB, MBIA, PR	55,000	60,342
		1,871,588

Ohio (0.0%)
Ohio Housing Finance Agency, 5.625%, 9/1/16 RB, GNMA	5,000	5,080

Pennsylvania (1.8%)
Montgomery County, Pennsylvania Higher Education & Health Authority Revenue, 5.00%, 1/1/27 RB, PR, FSA	100,000	104,295
Pennsylvania State Higher Education, 6.00%, 1/15/31 RB	540,000	586,154
		690,449

March 31, 2006

	Shares/Par	$ Value
Rhode Island (0.1%)
Rhode Island Depositors Economic Protection Corp., 5.75%, 8/1/21 RB, PR, FSA	45,000	52,824

Tennessee (1.0%)
Metropolitan Government Nashville & Davidson County Tennessee Electric Revenue - Series A, 5.00%, 5/15/29 RB, AMBAC	360,000	374,101

Texas (9.0%)
Fort Worth, Texas Housing Finance Corp., 6.00%, 8/20/43 RB, GNMA	360,000	376,978
Houston, Texas Utility Systems Revenue, 5.25%, 5/15/27 RB, MBIA	360,000	382,205
Irving, Texas Waterworks and Sewer, 5.00%, 8/15/15 RB, AMBAC	460,000	486,892
Lower Colorado River Authority Texas REF-LCRA Services Corporate Project, 5.00%, 5/15/24 RB, FGIC	360,000	369,626
Lower Colorado River Authority Texas Revenue, 5.00%, 1/1/15 RB, PR, FSA	360,000	385,787
Mission Texas Water & Sewer, 5.50%, 4/1/27 RB, FGIC	180,000	193,414
Texas University Board of Regents Revenue Financing Bonds, 5.25%, 8/15/15 RB	360,000	392,076
Texas Water Development Board Revenue, 5.75%, 7/15/16 RB	360,000	362,146
University of Texas Revenue, 5.25%, 8/15/20 RB	465,000	514,076
		3,463,200

Virginia (1.0%)
Virginia State Public School Authority - Series D, 5.25%, 8/1/19 RB, State Aid	360,000	398,660
Total Revenue Bonds (Cost $24,657,279)		25,097,750

	Shares/Par	$ Value
General Obligation Bonds (30.5%)
Alabama (1.2%)
Birmingham Alabama - Series A, 5.25%, 5/1/18, GO	430,000	460,182

California (2.0%)
California State, 5.25%, 4/1/34 GO	360,000	378,464
Riverside, California Community College District, 5.50%, 8/1/29 GO, MBIA	5,000	5,459
Riverside, California Community College District, 5.50%, 8/1/29 GO, MBIA, PR	355,000	394,980
		778,903

Florida (1.9%)
Broward County Florida Parks and Land Preservation, 5.00%, 1/1/24 GO	360,000	376,589
Florida State Department Transportaion Right of Way Service, 5.00%, 7/1/34 GO	360,000	374,162
		750,751

Hawaii (0.1%)
Hawaii State, 5.00%, 4/1/07 GO, MBIA	25,000	25,353

Illinois (4.5%)
(e) Chicago, Illinois Capital Appreciation, 0.00%, 1/1/17 GO, MBIA	360,000	307,980
Chicago, Illinois School Reform Board - Series A, 5.25%, 12/1/20 GO, FGIC	35,000	38,668
Cook County, Illinois Community Consolidated School District #21, 0.00%, 12/1/09 GO, FSA, PR	255,000	222,765
Cook County, Illinois School District, 9.00%, 12/1/10 GO, FGIC	360,000	437,648
Illinois State, 5.00%, 4/1/09 GO	360,000	373,172
Will County, Illinois Community Unit School District #365 U VY View, 0.00%,11/1/18 GO, FSA	665,000	375,313
		1,755,546

	Shares/Par	$ Value
Kansas (1.7%)
Cowley County, Kansas Unit School District #465 Winfield, 5.25%, 10/1/20 GO, MBIA	595,000	643,707

Massachusetts (1.0%)
Boston Massachusetts - Series A, 5.75%, 2/1/14 GO, PR	360,000	386,262

Michigan (2.0%)
West Ottawa, Michigan Public School District, 5.00%, 5/1/22, GO, PR, Q-SBLF	160,000	169,907
West Ottawa, Michigan Public School District, 5.00%, 5/1/22, GO, Q-SBLF	575,000	597,592
		767,499

Mississippi (1.0%)
Mississippi State - Series D, 5.25%, 11/1/20 GO	360,000	399,233

Nebraska (1.0%)
Omaha, Nebraska Convention Center, 5.25%, 4/1/26 GO	360,000	404,017

New York (1.0%)
New York, New York - Series I, 6.00%, 4/15/09 GO, PR	360,000	372,600

Oklahoma (2.2%)
Oklahoma City, Oklahoma, 5.50%, 7/1/13 GO, PR	450,000	481,559
Tulsa, Oklahoma, 5.50%, 12/1/15 GO	360,000	380,653
		862,212

South Carolina (2.0%)
South Carolina State School Facilities - Series A, 5.00%, 1/1/12 GO	720,000	766,123

Texas (8.9%)
Aldine, Texas Independent School District, 5.50%, 2/15/16, GO, PSF	540,000	578,075
Dallas, Texas Independent School District, 5.50%, 2/15/17 GO, PSF	70,000	75,429
Dallas, Texas Independent School District, 5.50%, 2/15/17 GO, PSF, PR	490,000	533,184

	Shares/Par	$ Value
Texas (continued)
Fort Bend, Texas Independent School District, 5.00%, 2/15/17 GO, PSF, PR	415,000	449,300
Harris County, Texas Capital Appreciation Refunding Toll Road - Series A, 0.00%, 8/15/09 GO, MBIA	465,000	409,363
Little Elm, Texas Independent School District, 0.00%, 8/15/16 GO, PSF	695,000	440,276
San Marcos, Texas Consolidated Independent School District, 5.25%, 8/1/22 GO, PSF	360,000	383,720
Texas State Ribs, 9.226%, 9/30/11 GO	360,000	442,022
Wylie, Texas Independant School District, 0.00%, 8/15/08 GO, PSF, PR	110,000	101,014
Wylie, Texas Independant School District, 0.00%, 8/15/08, GO, PSF	105,000	96,142
		3,508,525
Total General Obligation Bonds (Cost $11,643,617)		11,880,913
Total Investments (95.0%) (Cost $36,300,896)(a)		36,978,663
Other Assets, Less Liabilities (5.0%)		1,935,714
Net Assets (100.0%)		38,914,377

(a)	At March 31, 2006 the aggregate cost of securities for federal tax purposes was $36,850,166 and the net unrealized appreciation of investments based on that cost was $128,497 which is comprised of $309,878 aggregate gross unrealized appreciation and $181,381 aggregate gross unrealized depreciation.

(e)	Step bond security that presently receives no coupon payments. After January 1, 2011, the coupon steps up to 5.38%.

RB = Revenue Bond

GO = General Obligation

PR = Pre-Refunded security will be called on first call date (with certainty)

AMT = Subject to Alternative Minimum Tax.

Scheduled principal and interest payments are

guaranteed by:

AMBAC (AMBAC Indemnity Corporation)

BIGI (Bond Investors Guarantee Insurance)

FGIC (Financial Guaranty Insurance Company)

FHLMC (Federal Home Loan Mortgage Association)

FNMA (Federal National Mortgage Association)

March 31, 2006

FSA (Financial Security Assurance, Inc.)

GNMA (Government National Mortgage Association)

LOC (Letter of Credit)

MBIA (Municipal Bond Insurance Organization)

PSF (Texas Permanent School Fund)

Q-SBLF (Qualified-School Bond Loan Fund

SPA (Standby Purchase Agreement)

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Fund

Objective:  To seek high income and capital appreciation, consistent with preservation of capital.

Portfolio:  Diversified investment grade corporate, mortgage backed, Treasury and government agency bonds, with maturities generally exceeding one year.

Strategy:  To actively manage the portfolio to take advantage of changes in interest rates, quality and maturity of fixed income securities.

Net Assets:  $132.5 million

The Select Bond Fund seeks high income and capital appreciation, consistent with preservation of capital. The Fund’s portfolio consists primarily of investment grade debt securities with maturities exceeding one year. The Fund’s strategy is to actively manage the portfolio to take advantage of changes in interest rates, quality and maturity of fixed income securities.

For the fiscal year ended March 31, 2006, the Select Bond Fund returned 1.47% (Class A Shares before sales charges), lagging the Citigroup U.S. Broad Investment Grade Index, which had a return of 2.40%. (The index cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Fund’s peer group, Corporate Debt Funds A-Rated, was 1.72% for the twelve months ended March 31, 2006, according to Lipper, an independent company that provides mutual fund data and analysis. The Fund’s underperformance for the fiscal year largely reflected duration and term structure positioning.

In what was a fairly uneventful year in the bond market, bonds posted small positive gains during the fiscal year ended March 31, 2006. Overall, the year was marked by low volatility, with the yield on the 10-year Treasury bond rising just 0.4% over the twelve-month period, ending at 4.85%, up from 4.45% one year earlier. Short-term interest rates, however, continued to climb as the Federal Reserve Board raised the federal funds rate a total of 200 basis points, or 2%, during the twelve months. Overall, the Treasury yield curve flattened and corporate credit spreads remained tight. Investment grade bonds underperformed high yield bonds, which returned 6.54% during this period, as measured by the Citigroup High Yield Cash Pay Index.

While the year was marked by low volatility in the bond market overall, returns fluctuated modestly from quarter to quarter. Bonds posted nice returns for the second quarter of 2005 as yields fell across most of the curve, but lost ground during the third quarter as rates continued to rise. The fourth quarter of 2005 was uneventful and bonds inched up slightly, but were lower once again during the first quarter of 2006.

With volatility at all-time lows throughout the fiscal year, attention focused on predicting the Fed’s actions. Consensus opinion on further interest rate hikes cycled between belief that the Fed had finished tightening and expectations that it would continue raising rates. With spreads tight throughout the last half of 2005, we took advantage of those cycles by actively managing the duration of the portfolio, shortening as we approached the low end of the trading range and returning to a neutral position at the upper end of the trading range.

During the fiscal year, several changes were made in the Fund. We significantly decreased weightings in corporate bonds and increased weightings in mortgage-backed and asset-backed securities. We also lowered the Fund’s average credit quality in corporates in order to increase yield and bring the Fund in line with its benchmark. At year end, 46% of the Select Bond Fund’s assets were in Structured Products 22% in Government securities, 30% in Corporate Bonds, and 2% in Short-term Investments and Other Assets.

March 31, 2006

Percentage Allocation 3/31/06

Percentage Holdings are based on net assets.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States. The Government and Structured Product categories include domestic and foreign taxable bonds. Consistent with the Fund’s stated parameters, no more than 15% of the portfolio is invested in foreign securities, and no more than 15% is invested in high yield securities.

Top 10 Fixed Income Holdings 3/31/06

Company	% Net Assets
Federal National Mortgage Association, Various	21.65%
United States Treasury Notes/Bonds, Various	17.44%
Federal Home Loan Mortgage Corporation, Various	13.54%
Nissan Auto Receivables Owner Trust, Series 2006-A, Class A3, 4.74%, 9/15/09	2.23%
World Omni Auto Receivables Trust, Various	2.07%
WFS Financial Owner Trust, Series 2005-3, Class A3A, 4.25%, 6/17/10	1.94%
GS Auto Loan Trust, Series 2005-1, Class A3, 4.45%, 5/17/10	1.37%
BECCS, 14.00%, 11/15/11	1.09%
DTE Energy Company, 7.05%, 6/1/11	0.86%
Union Pacific Corp., Various	0.75%

Percentage Allocation and Top 10 Fixed Income Holdings are subject to change.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted.

Time period 3/31/97 through 3/31/06.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Classes B and C.

Class C shares commenced operations November 17, 2003. An initial investment of $10,000 in Class C on November 17, 2003, and held for the entire period ended March 31, 2006, would have resulted in a final value of $10,303. This final value includes all applicable sales charges and also includes fee waivers and deductions for all Fund expenses. The final value stated above does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

March 31, 2006

TOTAL RETURN

For the periods ended March 31, 2006	One Year	Five Year*	Since Inception*
Select Bond Fund (Class A – without initial sales charge)	1.47%	5.23%	6.44%
Select Bond Fund (Class A – with initial sales charge)	-3.38%	4.22%	5.86%
Citigroup U.S. Broad Investment Grade (BIG) Bond Index	2.40%	5.15%	6.46%
Corporate Debt A-Rated Funds Lipper Average	1.72%	4.74%	—

Fund Inception date is 3/31/97.

*Returns are annualized.

The Citigroup U.S. Broad Investment Grade Bond Index is designed to track the performance of bonds issued in the U.S. investment-grade bond market. The index is market-capitalization-weighted and includes fixed-rate Treasury, government sponsored, mortgages, asset-backed, and investment grade (BBB-/Baa3) issues with a maturity of one year or longer. The minimum amount outstanding for U.S. treasury and government-sponsored issues is $1 billion. For mortgage issues, the minimum amount outstanding is $5 billion per coupon and $1 billion per origination year generics for entry; and $2.5 billion per coupon and $1 billion per origination year generics for exit. For credit and asset-backed issues, the entry and exit amounts are $250 million. This Index is unmanaged, cannot be invested in directly and does not include expenses or sales charges.

The Citigroup High Yield Cash Pay Index captures the performance of below-investment grade debt issued by corporations domiciled in the United States or Canada. The index includes only cash-pay bonds (both registered and Rule 144A) with maturities of at least one year, a minimum amount outstanding of US $100 million (subjective to an entry criteria of $200 million per issue or $400 million per issuer), and a speculative-grade rating by both Moody’s Investor Service and Standard & Poor’s. This Index is unmanaged, cannot be invested in directly and does not include expenses or sales charges.

The fund changed its benchmark index from the Merrill Lynch Domestic Master Index to the Citigroup U.S. Broad Investment Grade Bond Index in 2005 because the Citigroup Index provides greater transparency as to the composition and characteristics of the Index than does the Merrill Lynch Index. The greater transparency allows the Fund to enhance its analysis of performance relative to the benchmark.

The Lipper-Taxable Fixed Income Fund Performance Analysis Corporate Debt Funds A-Rated Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that invest primarily in corporate debt issues rated “A” or better or government issues. Source: Lipper, Inc.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. In contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

About Your Fund’s Expenses

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution [and/or service] (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Select Bond Fund Class A

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$995.40	$4.22
Hypothetical (5% return before expenses)	$1,000.00	$1,020.40	$4.27

Select Bond Fund Class B

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$992.30	$7.42
Hypothetical (5% return before expenses)	$1,000.00	$1,017.18	$7.52

Select Bond Fund Class C

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$992.30	$7.42
Hypothetical (5% return before expenses)	$1,000.00	$1,017.18	$7.52

*	Expenses are equal to the Fund’s annualized expense ratio of 0.85% for Class A shares, 1.50% for class B shares, and 1.50% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

March 31, 2006

Select Bond Fund

Schedule of Investments 3/31/06

	Shares/Par	$ Value
Corporate Bonds (29.8%)
Aerospace/Defense (2.0%)
(b) BAE Systems Holdings, Inc., 4.75%, 8/15/10 144A	315,000	303,684
(b) Boeing Capital Corp., 4.75%, 8/25/08	313,000	309,637
General Dynamics Corp., 3.00%, 5/15/08	816,000	778,986
General Dynamics Corp., 4.25%, 5/15/13	109,000	101,498
L-3 Communications Corp., 6.375%, 10/15/15	216,000	212,760
Lockheed Martin Corp., 8.50%, 12/1/29	350,000	454,419
Raytheon Co., 5.50%, 11/15/12	462,000	459,749
Total		2,620,733

Banking (4.0%)
(b) Bank of America Corp., 7.40%, 1/15/11	524,000	566,352
(b) Bank of New York, 4.95%, 1/14/11	186,000	182,402
(b) Bank One Corp., 5.25%, 1/30/13	522,000	511,187
(b) BB&T Corp., 4.90%, 6/30/17	67,000	62,790
(b) Citigroup, Inc., 4.625%, 8/3/10	395,000	383,566
(b) Compass Bank, 5.50%, 4/1/20	134,000	129,309
Deutsche Bank Capital Funding Trust, 5.628%, 1/19/16 144A	89,000	85,799
Mellon Bank NA, 5.45%, 4/1/16	250,000	246,967
National Australia Bank, Ltd., 4.80%, 4/6/10 144A	555,000	542,065
PNC Bank NA, 5.25%, 1/15/17	119,000	114,517
Residential Capital, 6.00%, 2/22/11	240,000	238,083
State Street Bank and Trust Co., 5.30%, 1/15/16	250,000	244,083
U.S. Bancorp, 6.19%, 4/15/11	150,000	148,677
U.S. Central Credit Union, 2.75%, 5/30/08	745,000	707,910
UnionBanCal Corp., 5.25%, 12/16/13	93,000	90,228
Wachovia Corp., 5.35%, 3/15/11	380,000	378,499
Washington Mutual, Inc., 5.00%, 3/22/12	346,000	333,910
Wells Fargo Bank NA, 6.45%, 2/1/11	112,000	116,690
Zions Bancorporation, 5.50%, 11/16/15	279,000	272,196
Total		5,355,230

	Shares/Par	$ Value
Beverage/Bottling (0.8%)
(b) Anheuser-Busch Companies, Inc., 7.50%, 3/15/12	42,000	46,276
Diageo Capital PLC, 4.375%, 5/3/10	618,000	593,282
PepsiAmericas, Inc., 4.875%, 1/15/15	395,000	375,267
Total		1,014,825

Cable/Media/Broadcasting/Satellite (0.8%)
(b) Comcast Corp., 6.45%, 3/15/37	155,000	149,141
TCI Communications, Inc., 8.75%, 8/1/15	125,000	146,262
Time Warner Entertainment Co. LP, 7.25%, 9/1/08	700,000	725,686
Time Warner Entertainment Co. LP, 8.375%, 7/15/33	37,000	42,587
Total		1,063,676

Conglomerate/Diversified Manufacturing (0.6%)
Honeywell International, Inc., 5.40%, 3/15/16	65,000	64,162
Textron Financial Corp., 2.75%, 6/1/06	745,000	742,437
Total		806,599

Consumer Products (1.1%)
(b) The Clorox Co., 4.20%, 1/15/10	399,000	380,840
Fortune Brands, Inc., 5.375%, 1/15/16	313,000	300,441
Fortune Brands, Inc., 5.875%, 1/15/36	63,000	58,774
The Gillette Co., 2.50%, 6/1/08	745,000	703,884
Total		1,443,939

Electric Utilities (5.0%)
(b) Commonwealth Edison Co., 5.90%, 3/15/36	65,000	61,917
(b) Consumer Energy Co., 4.80%, 2/17/09	834,000	817,039
Dominion Resources, Inc., 5.95%, 6/15/35	180,000	165,959
(b) DTE Energy Co., 7.05%, 6/1/11	1,084,000	1,145,697
Duquesne Light Holdings, Inc., 5.50%, 8/15/15	268,000	256,600
Entergy Mississippi, Inc., 6.25%, 4/1/34	153,000	144,887
Florida Power Corp., 4.50%, 6/1/10	469,000	451,992
FPL Group Capital, Inc., 5.551%, 2/16/08	518,000	518,914

	Shares/Par	$ Value
Electric Utilities (continued)
Indiana Michigan Power, 5.05%, 11/15/14	339,000	320,573
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	186,476	180,367
Kiowa Power Partners LLC, 5.737%, 3/30/21 144A	123,000	118,889
Nevada Power Co., 5.875%, 1/15/15	272,000	266,918
Oncor Electric Delivery Co., 7.00%, 9/1/22	410,000	438,098
PacifiCorp, 5.45%, 9/15/13	671,000	667,655
PPL Electric Utilities Corp., 4.30%, 6/1/13	373,000	342,599
Progress Energy, Inc., 6.85%, 4/15/12	231,000	243,761
Public Service Electric & Gas Co., 5.00%, 1/1/13	224,000	216,986
Puget Energy, Inc., 3.363%, 6/1/08	313,000	299,827
Total		6,658,678

Food Processors (1.0%)
(b) Bunge Ltd. Finance Corp., 5.10%, 7/15/15	115,000	107,449
Kellogg Co., 6.60%, 4/1/11	473,000	494,591
Kraft Foods, Inc., 6.25%, 6/1/12	693,000	713,877
Total		1,315,917

Gaming/Lodging/Leisure (0.7%)
Harrah’s Operating Co., Inc., 5.625%, 6/1/15	209,000	200,258
Harrah’s Operating Co., Inc., 5.75%, 10/1/17	70,000	66,283
Seminole Tribe of Florida, 5.798%, 10/1/13 144A	611,000	596,837
Total		863,378

Gas Pipelines (0.5%)
(b) Consolidated Natural Gas Co., 5.00%, 12/1/14	268,000	251,259
Kinder Morgan Energy Partners LP, 7.30%, 8/15/33	225,000	244,799
Kinder Morgan Finance, 6.40%, 1/5/36	170,000	165,530
Total		661,588

Independent Finance (1.2%)
(b) American General Finance Corp., 4.50%, 12/1/15	313,000	303,060

	Shares/Par	$ Value
Independent Finance (continued)
HSBC Finance Corp., 4.125%, 11/16/09	525,000	502,894
International Lease Finance Corp., 4.75%, 1/13/12	276,000	263,423
iStar Financial, Inc., 5.15%, 3/1/12	507,000	486,553
Total		1,555,930

Information/Data Technology (0.3%)
(b) Cisco Systems, Inc., 5.50%, 2/22/16	440,000	433,391

Machinery (0.1%)
John Deere Capital Corp., 4.50%, 8/25/08	197,000	193,401

Oil and Gas (1.5%)
(b) Conoco Funding Co., 6.35%, 10/15/11	745,000	776,782
Nexen, Inc., 5.875%, 3/10/35	37,000	34,490
Occidental Petroleum, 10.125%, 9/15/09	380,000	436,848
Pemex Project Funding Master Trust, 6.625%, 6/15/35 144A	441,000	426,006
Petro-Canada, 5.95%, 5/15/35	190,000	181,116
Talisman Energy, Inc., 5.85%, 2/1/37	197,000	185,191
Total		2,040,433

Other Finance (0.7%)
Mitsubishi UFJ Financial Group, Inc., 6.346%, 7/29/49	230,000	226,329
SLM Corp., 4.50%, 7/26/10	685,000	653,784
Total		880,113

Other Services (0.2%)
Waste Management, Inc., 5.00%, 3/15/14	317,000	301,988

Pharmaceuticals (0.1%)
(b) Abbott Laboratories, 3.75%, 3/15/11	186,000	173,292

Property and Casualty Insurance (0.9%)
(b) Berkley (WR) Corp., 9.875%, 5/15/08	745,000	812,623
(b) Berkshire Hathaway Finance, 3.40%, 7/2/07	373,000	364,204
Total		1,176,827

March 31, 2006

	Shares/Par	$ Value
Railroads (1.3%)
(b) Burlington Northern Santa Fe, 6.125%, 3/15/09	671,000	685,334
Union Pacific Corp., 3.875%, 2/15/09	298,000	286,617
Union Pacific Corp., 7.375%, 9/15/09	671,000	709,502
Total		1,681,453

Real Estate Investment Trusts (1.7%)
(b) Archstone-Smith Operating Trust, 5.25%, 12/1/10	104,000	102,460
Developers Diversified Realty Corp., 5.375%, 10/15/12	231,000	224,860
ERP Operating LP, 5.25%, 9/15/14	291,000	282,062
ERP Operating LP, 5.375%, 8/1/16	212,000	204,825
First Industrial LP, 5.25%, 6/15/09	298,000	293,554
HRPT Properties Trust, 5.75%, 11/1/15	186,000	181,678
ProLogis, 5.50%, 3/1/13	186,000	183,034
ProLogis, 5.75%, 4/1/16	190,000	186,744
Simon Property Group LP, 5.375%, 6/1/11 144A	540,000	532,078
Total		2,191,295

Retail Food and Drug (0.0%)
(b) CVS Corp., 4.875%, 9/15/14	63,000	59,270

Retail Stores (1.0%)
Federated Department Stores, 6.30%, 4/1/09	302,000	308,653
The Home Depot, Inc., 5.40%, 3/1/16	315,000	311,207
J.C. Penney Co., Inc., 6.875%, 10/15/15	63,000	65,830
Target Corp., 5.40%, 10/1/08	644,000	647,233
Total		1,332,923

Security Brokers and Dealers (1.3%)
(b) Credit Suisse USA, Inc., 5.25%, 3/2/11	445,000	439,924
Goldman Sachs Group, Inc., 5.15%, 1/15/14	402,000	387,582
Lehman Brothers Holdings, Inc., 5.50%, 4/4/16	250,000	245,088

	Shares/Par	$ Value
Security Brokers and Dealers (continued)
Merrill Lynch & Co., Inc., 5.00%, 1/15/15	227,000	216,577
Morgan Stanley, 5.375%, 10/15/15	381,000	369,031
Total		1,658,202

Telecommunications (2.7%)
(b) AT&T Corp., 9.05%, 11/15/11	559,000	604,284
(b)(e) AT&T Corp., 9.75%, 11/15/31	119,000	142,094
(b) BellSouth Corp., 6.55%, 6/15/34	205,000	204,660
(b) Cingular Wireless LLC, 7.125%, 12/15/31	160,000	173,191
Deutsche Telekom International Finance, 5.75%, 3/23/16	255,000	249,106
France Telecom SA, 8.50%, 3/1/31	125,000	156,139
Sprint Capital Corp., 8.375%, 3/15/12	410,000	463,259
Sprint Capital Corp., 8.75%, 3/15/32	122,000	152,531
Telecom Italia Capital, 4.00%, 1/15/10	701,000	659,006
Verizon Global Funding Corp., 4.375%, 6/1/13	224,000	205,605
Verizon Global Funding Corp., 5.85%, 9/15/35	180,000	161,450
Vodafone Group PLC, 5.50%, 6/15/11	350,000	346,766
Vodafone Group PLC, 5.75%, 3/15/16	65,000	63,736
Total		3,581,827

Vehicle Parts (0.1%)
Johnson Controls, Inc., 5.50%, 1/15/16	134,000	129,951
Johnson Controls, Inc., 6.00%, 1/15/36	63,000	59,659
Total		189,610

Yankee Sovereign (0.2%)
United Mexican States, 5.625%, 1/15/17	260,000	251,810
Total		251,810
Total Corporate Bonds (Cost $40,758,196)		39,506,328

Governments (21.5%)
Governments (21.5%)
(e) BECCS, 14.00%, 11/15/11	1,490,000	1,444,959

	Shares/Par	$ Value
Governments (continued)
Federal Home Loan Bank, 5.54%, 1/8/09	225,000	227,825
Federal Home Loan Bank, 6.00%, 5/13/13	725,000	699,625
Federal Home Loan Bank, 6.00%, 7/17/18	755,000	700,263
Housing & Urban Development, 6.08%, 8/1/13	559,000	578,509
(f) Japan Government, 0.10%, 1/20/07	80,000,000	677,594
Overseas Private Investment, 4.10%, 11/15/14	586,813	555,723
(e) Tennessee Valley Authority Stripped, 8.25%, 4/15/42	745,000	552,969
US Treasury, 4.25%, 1/15/11	1,251,000	1,219,969
US Treasury, 4.375%, 12/15/10	2,314,000	2,269,798
US Treasury, 4.50%, 2/15/09	550,000	545,230
US Treasury, 4.50%, 2/28/11	960,000	946,013
US Treasury, 4.50%, 2/15/16	5,235,000	5,091,446
US Treasury, 4.50%, 2/15/36	2,509,000	2,354,147
US Treasury, 5.375%, 2/15/31	2,467,000	2,596,902
US Treasury, 6.25%, 8/15/23	5,981,000	6,783,298
US Treasury, 7.125%, 2/15/23	1,050,000	1,291,336
Total Governments (Cost $29,310,352)		28,535,606

Structured Products (45.8%)
Structured Products (45.8%)
(b) CenterPoint Energy Transition Bond Co. LLC, 5.17%, 8/1/19	313,000	305,216
(b) Commercial Mortgage Acceptance Corp., Series 1997-ML1, Class B, 6.64%, 12/15/30	373,000	380,150
(b) Criimi Mae Commercial Mortgage Trust, Series 1998-C1, Class B, 7.00%, 6/2/33 144A	447,000	460,128
(b) DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S, 1.157%, 2/18/31 IO	16,161,264	309,504
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S, .765%, 10/15/30 IO 144A	17,412,288	181,668

	Shares/Par	$ Value

Structured Products (continued)
Enterprise Mortgage Acceptance Co., Series 1998-1, Class IO, 1.618%, 1/15/25 IO 144A	7,033,813	270,802
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	162,382	151,470
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	857,317	818,935
Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	545,176	520,508
Federal Home Loan Mortgage Corp., 5.00%, 10/1/19	335,548	327,332
Federal Home Loan Mortgage Corp., 5.00%, 11/1/19	1,215,798	1,186,029
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	112,752	109,921
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	421,584	410,998
Federal Home Loan Mortgage Corp., 5.00%, 9/1/35	1,385,722	1,318,796
Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	3,447,074	3,280,589
Federal Home Loan Mortgage Corp., 5.00%, 12/1/35	2,373,977	2,259,322
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	628,976	624,907
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	123,387	122,589
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	816,147	810,846
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	636,344	621,495
Federal Home Loan Mortgage Corp., 5.50%, 10/1/35	2,680,476	2,617,928
Federal Home Loan Mortgage Corp., 5.50%, 11/1/35	440,180	429,909
Federal Home Loan Mortgage Corp., 6.50%, 5/1/34	291,997	297,679
Federal Home Loan Mortgage Corp., 6.50%, 3/1/36	388,907	396,443
Federal National Mortgage Association, 4.00%, 6/1/19	171,062	160,175
Federal National Mortgage Association, 4.50%, 6/1/19	1,369,614	1,310,775
Federal National Mortgage Association, 4.50%, 8/1/19	1,042,348	997,569
Federal National Mortgage Association, 4.50%, 12/1/19	155,457	148,779

March 31, 2006

	Shares/Par	$ Value

Structured Products (continued)
Federal National Mortgage Association, 5.00%, 3/1/20	489,581	477,625
Federal National Mortgage Association, 5.00%, 4/1/20	193,320	188,552
Federal National Mortgage Association, 5.00%, 5/1/20	358,172	349,338
Federal National Mortgage Association, 5.00%, 7/1/20	968,885	944,990
Federal National Mortgage Association, 5.00%, 11/1/34	1,687,071	1,608,973
Federal National Mortgage Association, 5.00%, 4/1/35	514,134	489,583
Federal National Mortgage Association, 5.00%, 7/1/35	1,664,784	1,585,289
Federal National Mortgage Association, 5.00%, 10/1/35	579,976	552,282
Federal National Mortgage Association, 5.17%, 1/1/16	494,215	482,722
Federal National Mortgage Association, 5.32%, 4/1/14	319,268	315,725
Federal National Mortgage Association, 5.50%, 9/1/34	1,382,648	1,351,617
Federal National Mortgage Association, 5.50%, 3/1/35	1,087,822	1,062,152
Federal National Mortgage Association, 5.50%, 7/1/35	329,538	321,762
Federal National Mortgage Association, 5.50%, 8/1/35	527,703	515,250
Federal National Mortgage Association, 5.50%, 9/1/35	2,206,026	2,153,968
Federal National Mortgage Association, 5.50%, 10/1/35	1,428,893	1,395,174
Federal National Mortgage Association, 5.50%, 11/1/35	2,780,564	2,714,949
Federal National Mortgage Association, 6.00%, 10/1/19	131,908	133,696
Federal National Mortgage Association, 6.00%, 10/1/34	1,008,452	1,008,876
Federal National Mortgage Association, 6.00%, 11/1/34	810,956	811,297
Federal National Mortgage Association, 6.00%, 5/1/35	617,933	618,152
Federal National Mortgage Association, 6.00%, 6/1/35	1,208,364	1,208,793
Federal National Mortgage Association, 6.00%, 7/1/35	1,810,127	1,810,768
Federal National Mortgage Association, 6.00%, 8/1/35	250,539	250,627

	Shares/Par	$ Value

Structured Products (continued)
Federal National Mortgage Association, 6.00%, 10/1/35	303,695	303,803
Federal National Mortgage Association, 6.00%, 11/1/35	1,183,892	1,184,312
Federal National Mortgage Association, 6.50%, 11/1/35	550,057	561,238
Federal National Mortgage Association, 6.50%, 12/1/35	1,337,025	1,364,202
Federal National Mortgage Association, 6.50%, 4/1/36	289,000	294,870
Federal National Mortgage Association - Aces, Series 2006-M1, Class C, 5.355%, 2/25/16	1,254,000	1,244,545
Final Maturity Amortizing Notes, 4.45%, 8/25/12	856,411	820,476
Government National Mortgage Association, 5.50%, 2/15/32	425,656	421,819
GS Auto Loan Trust, Series 2005-1, Class A3, 4.45%, 5/17/10	1,836,000	1,813,177
Mid-State Trust, Series 6, Class A3, 7.54%, 7/1/35	198,169	204,167
Midland Realty Acceptance Corp., Series 1996-C2, Class AEC, 1.223%, 1/25/29 IO 144A	2,007,222	15,581
Nissan Auto Receivables Owner Trust, Series 2006-A, Class A3, 4.74%, 9/15/09	2,982,000	2,958,885
(d) RMF Commercial Mortgage Pass-Through, Series 1997-1, Class F, 7.47%, 1/15/19	298,000	29,800
Vendee Mortgage Trust, Series 1998-3, Class E, 6.50%, 3/15/29	165,363	164,407
Washington Mutual Asset Securities Corp., 3.83%, 1/25/35 144A	692,833	662,232
WFS Financial Owner Trust, Series 2005-3, Class A3A, 4.25%, 6/17/10	2,606,000	2,570,970
World Omni Auto Receivables Trust, Series 2005-B, Class A3, 4.40%, 5/20/09	977,000	967,584
World Omni Auto Receivables Trust, Series 2006-A, Class A3, 5.01%, 10/15/10	1,778,000	1,771,716
Total Structured Products (Cost $62,328,859)		60,536,406

	Shares/Par	$ Value
Money Market Investments (1.6%)
Federal Government & Agencies (1.6%)
(b) Federal National Mortgage Association, 4.65%, 4/3/06	1,600,000	1,599,586
(b) Federal National Mortgage Association, 4.76%, 6/28/06	500,000	494,327
Total Money Market Investments (Cost $2,093,763)		2,093,913
Total Investments (98.7%) (Cost $134,491,170)(a)		130,672,253
Other Assets, Less Liabilities (1.3%)		1,781,635
Net Assets (100.0%)		132,453,888

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006 the value of these securities was $4,405,937, representing 3.32% of the net assets.

IO = Interest Only Security

(a)	At March 31, 2006 the aggregate cost of securities for federal tax purposes was $134,963,902 and the net unrealized depreciation of investments based on that cost was $4,291,649 which is comprised of $115,532 aggregate gross unrealized appreciation and $4,407,181 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
US Ten Year Treasury Note (Short) (Total Notional Value at March 31, 2006, $2,903,859)	27	6/06	$(31,313)
US Long Bond (CBT) Commodity (Short) (Total Notional Value at March 31, 2006, $450,063)	4	6/06	$(13,438)
US 5 Year Note (CBT) Commodity (Short) (Total Notional Value at March 31, 2006, $9,864,375)	94	6/06	$(47,250)

(d)	Defaulted Security

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(f)	Foreign Bond

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2006

Financial Statements

Statement of Assets and Liabilities

March 31, 2006
Assets
Investments, at value(1)	$64,055,005
Cash	1,096,654
Due From Sale of Securities	679,884
Dividends and Interest Receivables	4,799
Total Assets	65,836,342
Liabilities
Due on Purchase of Securities	696,372
Accrued Expenses	51,892
Total Liabilities	748,264
Net Assets	$65,088,078
Represented By:
Aggregate Paid in Capital(2)(3)	$52,145,523
Undistributed Accumulated Net Realized Gain (Loss) on Investments	2,791,048
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	10,151,507
Net Assets for Shares Outstanding(3)	$65,088,078
Per Share of Class A (Based on 3,236,520 Shares Issued and Outstanding)
Offering Price	$17.87
Net Asset Value and Redemption Price	$17.02
Per Share of Class B (Based on 506,880 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$16.34
Per Share of Class C (Based on 105,234 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$16.34

(1) Investments, at cost	$53,903,498
(2) Shares Outstanding	3,848,634
(3) Shares authorized, $.001 par value	300,000,000

Statement of Operations

For the Year Ended March 31, 2006
Investment Income
Income
Interest	$164,040
Dividends	149,013
Total Income	313,053
Expenses
Management Fees	460,953
Transfer Agent Fees	167,210
Shareholder Servicing Fees	136,465
Distribution Fees:
Class A	45,290
Class B	56,761
Class C	9,886
Administrative Fees	54,230
Registration Fees	38,556
Other Expenses	27,552
Audit Fees	17,800
Shareholder Reporting Fees	17,604
Custodian Fees	16,942
Professional Fees	10,044
Directors Fees	6,682
Total Expenses	1,065,975
Less Waived Fees:
Paid by Affiliate	(249,257)
Paid Indirectly	(1,736)
Total Net Expenses	814,982
Net Investment Income (Loss)	(501,929)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net Realized Gain (Loss) on:
Investment Securities	6,054,394
Futures Contracts	(41,807)
Net Realized Gain (Loss) on Investments and Foreign Currencies	6,012,587
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	5,599,924
Net Change in Unrealized Appreciation (Depreciation) of Investments	5,599,924
Net Gain (Loss) on Investments	11,612,511
Net Increase (Decrease) in Net Assets Resulting from Operations	$11,110,582

Statement of Changes in Net Assets

	For the Year Ended March 31, 2006	For the Year Ended March 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$(501,929)	$(420,997)
Net Realized Gain (Loss) on Investments and Foreign Currencies	6,012,587	3,721,650
Net Change in Unrealized Appreciation (Depreciation) of Investments	5,599,924	594,057
Net Increase (Decrease) in Net Assets Resulting from Operations	11,110,582	3,894,710
Distributions to Shareholders from:
Distributions to Class A Shareholders from Net Realized Gain on Investments	(4,765,611)	(1,329,074)
Distributions to Class B Shareholders from Net Realized Gain on Investments	(758,743)	(320,858)
Distributions to Class C Shareholders from Net Realized Gain on Investments	(150,496)	(34,300)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(5,674,850)	(1,684,232)
Fund Share Transactions:
Class A
Proceeds from Sale of 1,409,502 and 950,771 Shares	23,405,269	14,037,646
Proceeds from Shares Issued on Reinvestment of Distributions Paid (288,264 and 80,483 shares, respectively)	4,537,275	1,259,556
Payments for 674,623 and 480,513 Shares Redeemed	(11,197,022)	(7,192,504)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (1,023,143 and 550,741 shares, respectively)	16,745,522	8,104,698
Class B
Proceeds from Sale of 64,896 and 71,250 Shares	1,034,592	1,014,827
Proceeds from Shares Issued on Reinvestment of Distributions Paid (48,853 and 20,580 shares, respectively)	739,630	313,025
Payments for 78,509 and 51,611 Shares Redeemed	(1,249,817)	(744,166)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (35,240 and 40,219 shares, respectively)	524,405	583,686
Class C
Proceeds from Sale of 41,416 and 45,157 Shares	664,850	647,586
Proceeds from Shares Issued on Reinvestment of Distributions Paid (9,618 and 2,193 shares, respectively)	145,522	33,355
Payments for 7,626 and 79,839 Shares Redeemed	(120,110)	(1,194,268)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (43,408 and (32,489) shares, respectively)	690,262	(513,327)
Total Increase (Decrease) in Net Assets	23,395,921	10,385,535

Net Assets
Beginning of Period	41,692,157	31,306,622
End of Period (Includes undistributed net investment income of $0 and $0 respectively)	$65,088,078	$41,692,157

March 31, 2006

Financial Highlights

	CLASS A
(For a share outstanding throughout the period)	For the Year Ended March 31, 2006(a)		For the Year Ended March 31, 2005(a)		For the Year Ended March 31, 2004(a)		For the Year Ended March 31, 2003(a)		For the Year Ended March 31, 2002(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$15.27		$14.38		$10.11		$13.38		$11.61
Income from Investment Operations:
Net Investment (Income) Loss	(0.14	)(b)	(0.15	)(b)	(0.15	)(b)	(0.12	)(b)	(0.11)
Net Realized and Unrealized Gains (Losses) on Investments	3.53		1.75		4.42		(3.15)		1.88
Total from Investment Operations	3.39		1.60		4.27		(3.27)		1.77
Less Distributions:
Distributions from Net Investment Income	—		—		—		—		—
Distributions from Realized Gains on Investments	(1.64)		(0.71)		—		—		—
Total Distributions	(1.64)		(0.71)		—		—		—
Net Asset Value, End of Period	$17.02		$15.27		$14.38		$10.11		$13.38
Total Return(c)	23.08%		10.99%		42.24%		(24.44)%		15.25%
Ratios and Supplemental Data
Net Assets, End of Period	$55,084,794		$33,790,708		$23,913,879		$14,623,002		$13,997,182
Ratio of Gross Expenses to Average Net Assets	1.86%		2.03%		2.21%		2.29%		2.46%
Ratio of Net Expenses to Average Net Assets	1.40%		1.40%		1.40%		1.40%		1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.82)%		(1.05)%		(1.16)%		(1.10)%		(0.89)%
Portfolio Turnover Rate	80.75%		85.96%		97.52%		48.87%		57.86%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights (continued)

	CLASS B
(For a share outstanding throughout the period)	For the Year Ended March 31, 2006(a)		For the Year Ended March 31, 2005(a)		For the Year Ended March 31, 2004(a)		For the Year Ended March 31, 2003(a)		For the Year Ended March 31, 2002(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$14.81		$14.06		$9.95		$13.25		$11.58
Income from Investment Operations:
Net Investment (Income) Loss	(0.24	)(b)	(0.24	)(b)	(0.23	)(b)	(0.19	)(b)	(0.11)
Net Realized and Unrealized Gains (Losses) on Investments	3.41		1.70		4.34		(3.11)		1.78
Total from Investment Operations	3.17		1.46		4.11		(3.30)		1.67
Less Distributions:
Distributions from Net Investment Income	—		—		—		—		—
Distributions from Realized Gains on Investments	(1.64)		(0.71)		—		—		—
Total Distributions	(1.64)		(0.71)		—		—		—
Net Asset Value, End of Period	$16.34		$14.81		$14.06		$9.95		$13.25
Total Return(c)	22.29%		10.23%		41.31%		(24.91)%		14.42%
Ratios and Supplemental Data
Net Assets, End of Period	$8,283,664		$6,985,632		$6,066,471		$3,673,546		$3,524,523
Ratio of Gross Expenses to Average Net Assets	2.51%		2.68%		2.86%		2.94%		3.11%
Ratio of Net Expenses to Average Net Assets	2.05%		2.05%		2.05%		2.05%		2.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.48)%		(1.70)%		(1.81)%		(1.74)%		(1.54)%
Portfolio Turnover Rate	80.75%		85.96%		97.52%		48.87%		57.86%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2006

Financial Highlights (continued)

	CLASS C
(For a share outstanding throughout the period)	For the Year Ended March 31, 2006		For the Year Ended March 31, 2005		For the Period November 17, 2003(a) through March 31, 2004
Selected Per Share Data
Net Asset Value, Beginning of Period	$14.81		$14.06		$13.23
Income from Investment Operations:
Net Investment (Income) Loss	(0.24	)(b)	(0.24	)(b)	(0.09	)(b)
Net Realized and Unrealized Gains (Losses) on Investments	3.41		1.70		0.92
Total from Investment Operations	3.17		1.46		0.83
Less Distributions:
Distributions from Net Investment Income	—		—		—
Distributions from Realized Gains on Investments	(1.64)		(0.71)		—
Total Distributions	(1.64)		(0.71)		—
Net Asset Value, End of Period	$16.34		$14.81		$14.06
Total Return(c)	22.30%		10.23%		6.27%	(d)
Ratios and Supplemental Data
Net Assets, End of Period	$1,719,620		$915,817		$1,326,272
Ratio of Gross Expenses to Average Net Assets	2.51%		2.68%		3.00%	(e)
Ratio of Net Expenses to Average Net Assets	2.05%		2.05%		2.05%	(e)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.47)%		(1.71)%		(1.81)%	(e)
Portfolio Turnover Rate	80.75%		85.96%		97.52%	(f)

(a)	Share Class commenced operations November 17, 2003.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)	Reflects total return for the period; not annualized.

(e)	Computed on an annualized basis.

(f)	Portfolio turnover rate is for the Fund for the fiscal year ended March 31, 2004.

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Assets and Liabilities

March 31, 2006
Assets
Investments, at value(1)	$199,308,042
Cash	2,692,191
Due From Sale of Securities	2,791,096
Futures Variation Margin	2,400
Dividends and Interest Receivables	9,778
Total Assets	204,803,507
Liabilities
Due on Purchase of Securities	1,691,018
Accrued Expenses	50,680
Total Liabilities	1,741,698
Net Assets	$203,061,809
Represented By:
Aggregate Paid in Capital(2)(3)	$156,940,806
Undistributed Accumulated Net Realized Gain (Loss) on Investments	9,549,791
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	36,394,569
Futures Contracts	176,643
Net Assets for Shares Outstanding(3)	$203,061,809
Per Share of Class A (Based on 13,017,432 Shares Issued and Outstanding)
Offering Price	$15.57
Net Asset Value and Redemption Price	$14.83
Per Share of Class B (Based on 646,943 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$13.96
Per Share of Class C (Based on 72,355 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$13.97

(1) Investments, at cost	$162,913,473
(2) Shares Outstanding	13,736,730
(3) Shares authorized, $.001 par value	300,000,000

Statement of Operations

For the Year Ended March 31, 2006
Investment Income
Income
Interest	$378,804
Dividends	1,846,186
Total Income	2,224,990
Expenses
Management Fees	1,382,888
Shareholder Servicing Fees	461,530
Transfer Agent Fees	194,216
Administrative Fees	184,385
Distribution Fees:
Class A	41,392
Class B	69,276
Class C	6,393
Registration Fees	29,071
Other Expenses	19,058
Audit Fees	17,800
Shareholder Reporting Fees	17,589
Custodian Fees	14,340
Professional Fees	10,044
Directors Fees	6,682
Total Expenses	2,454,664
Less Waived Fees:
Paid by Affiliate	(6,857)
Paid Indirectly	(1,623)
Total Net Expenses	2,446,184
Net Investment Income (Loss)	(221,194)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net Realized Gain (Loss) on:
Investment Securities	21,927,598
Futures Contracts	289,550
Net Realized Gain (Loss) on Investments and Foreign Currencies	22,217,148
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	12,674,368
Futures Contracts	196,654
Net Change in Unrealized Appreciation (Depreciation) of Investments	12,871,022
Net Gain (Loss) on Investments	35,088,170
Net Increase (Decrease) in Net Assets Resulting from Operations	$34,866,976

March 31, 2006

Statement of Changes in Net Assets

	For the Year Ended March 31, 2006	For the Year Ended March 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$(221,194)	$(1,396,429)
Net Realized Gain (Loss) on Investments and Foreign Currencies	22,217,148	13,428,989
Net Change in Unrealized Appreciation (Depreciation) of Investments	12,871,022	(2,865,722)
Net Increase (Decrease) in Net Assets Resulting from Operations	34,866,976	9,166,838
Distributions to Shareholders from:
Distributions to Class A Shareholders from Net Realized Gain on Investments	(15,783,919)	—
Distributions to Class B Shareholders from Net Realized Gain on Investments	(836,858)	—
Distributions to Class C Shareholders from Net Realized Gain on Investments	(88,602)	—
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(16,709,379)	—
Fund Share Transactions:
Class A
Proceeds from Sale of 628,722 and 970,357 Shares	8,754,617	12,678,022
Proceeds from Shares Issued on Reinvestment of Distributions Paid (1,142,004 and 0 shares, respectively)	15,702,632	—
Payments for 835,676 and 537,458 Shares Redeemed	(11,797,915)	(7,066,240)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (935,050 and 432,899 shares, respectively)	12,659,334	5,611,782
Class B
Proceeds from Sale of 82,194 and 87,432 Shares	1,102,818	1,093,104
Proceeds from Shares Issued on Reinvestment of Distributions Paid (64,131 and 0 shares, respectively)	831,774	—
Payments for 264,539 and 148,836 Shares Redeemed	(3,535,355)	(1,871,389)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((118,214) and (61,404) shares, respectively)	(1,600,763)	(778,285)
Class C
Proceeds from Sale of 25,969 and 44,778 Shares	344,127	561,515
Proceeds from Shares Issued on Reinvestment of Distributions Paid (6,748 and 0 shares, respectively)	87,593	—
Payments for 11,732 and 86,859 Shares Redeemed	(154,916)	(1,128,193)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (20,985 and (42,081) shares, respectively)	276,804	(566,678)
Total Increase (Decrease) in Net Assets	29,492,972	13,433,657

Net Assets
Beginning of Period	173,568,837	160,135,180
End of Period (Includes undistributed net investment income of $0 and $0 respectively)	$203,061,809	$173,568,837

Financial Highlights

	CLASS A
(For a share outstanding throughout the period)	For the Year Ended March 31, 2006(a)		For the Year Ended March 31, 2005(a)		For the Year Ended March 31, 2004(a)		For the Year Ended March 31, 2003(a)		For the Year Ended March 31, 2002(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$13.50		$12.78		$9.83		$12.93		$13.70
Income from Investment Operations:
Net Investment Income (Loss)	(0.01	)(b)	(0.10	)(b)	(0.09	)(b)	(0.09	)(b)	(0.09)
Net Realized and Unrealized Gains (Losses) on Investments	2.65		0.82		3.04		(3.01)		0.43
Total from Investment Operations	2.64		0.72		2.95		(3.10)		0.34
Less Distributions:
Distributions from Net Investment Income	—		—		—		—		—
Distributions from Realized Gains on Investments	(1.31)		—		—		—		(1.11)
Total Distributions	(1.31)		—		—		—		(1.11)
Net Asset Value, End of Period	$14.83		$13.50		$12.78		$9.83		$12.93
Total Return(c)	20.28%		5.63%		30.01%		(23.98)%		2.54%
Ratios and Supplemental Data
Net Assets, End of Period	$193,018,755		$163,069,347		$148,862,056		$105,727,923		$66,061,575
Ratio of Gross Expenses to Average Net Assets	1.29%		1.36%		1.40%		1.55%		1.55%
Ratio of Net Expenses to Average Net Assets	1.29%		1.30%		1.30%		1.30%		1.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.08)%		(0.79)%		(0.74)%		(0.86)%		(0.61)%
Portfolio Turnover Rate	89.12%		69.69%		71.78%		34.94%		68.02%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2006

Financial Highlights (continued)

	CLASS B
(For a share outstanding throughout the period)	For the Year Ended March 31, 2006(a)		For the Year Ended March 31, 2005(a)		For the Year Ended March 31, 2004(a)		For the Year Ended March 31, 2003(a)		For the Year Ended March 31, 2002(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$12.86		$12.25		$9.49		$12.55		$13.43
Income from Investment Operations:
Net Investment Income (Loss)	(0.10	)(b)	(0.18	)(b)	(0.16	)(b)	(0.16	)(b)	(0.09)
Net Realized and Unrealized Gains (Losses) on Investments	2.51		0.79		2.92		(2.90)		0.32
Total from Investment Operations	2.41		0.61		2.76		(3.06)		0.23
Less Distributions:
Distributions from Net Investment Income	—		—		—		—		—
Distributions from Realized Gains on Investments	(1.31)		—		—		—		(1.11)
Total Distributions	(1.31)		—		—		—		(1.11)
Net Asset Value, End of Period	$13.96		$12.86		$12.25		$9.49		$12.55
Total Return(c)	19.48%		4.98%		29.08%		(24.38)%		1.75%
Ratios and Supplemental Data
Net Assets, End of Period	$9,032,496		$9,838,835		$10,127,796		$7,978,093		$10,302,190
Ratio of Gross Expenses to Average Net Assets	2.02%		2.04%		2.05%		2.20%		2.20%
Ratio of Net Expenses to Average Net Assets	1.95%		1.95%		1.95%		1.95%		1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.78)%		(1.44)%		(1.40)%		(1.52)%		(1.26)%
Portfolio Turnover Rate	89.12%		69.69%		71.78%		34.94%		68.02%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights (continued)

	CLASS C
(For a share outstanding throughout the period)	For the Year Ended March 31, 2006		For the Year Ended March 31, 2005		For the Period November 17, 2003(a) through March 31, 2004
Selected Per Share Data
Net Asset Value, Beginning of Period	$12.86		$12.26		$11.81
Income from Investment Operations:
Net Investment Income (Loss)	(0.09	)(b)	(0.18	)(b)	(0.05	)(b)
Net Realized and Unrealized Gains (Losses) on Investments	2.51		0.78		0.50
Total from Investment Operations	2.42		0.60		0.45
Less Distributions:
Distributions from Net Investment Income	—		—		—
Distributions from Realized Gains on Investments	(1.31)		—		—
Total Distributions	(1.31)		—		—
Net Asset Value, End of Period	$13.97		$12.86		$12.26
Total Return(c)	19.56%		4.89%		3.81%	(d)
Ratios and Supplemental Data
Net Assets, End of Period	$1,010,558		$660,655		$1,145,328
Ratio of Gross Expenses to Average Net Assets	2.02%		2.04%		2.08%	(e)
Ratio of Net Expenses to Average Net Assets	1.95%		1.95%		1.95%	(e)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.69)%		(1.46)%		(1.13)%	(e)
Portfolio Turnover Rate	89.12%		69.69%		71.78%	(f)

(a)	Share Class commenced operations November 17, 2003.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)	Reflects total return for the period; not annualized.

(e)	Computed on an annualized basis.

(f)	Portfolio turnover rate is for the Fund for the fiscal year ended March 31, 2004.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2006

Statement of Assets and Liabilities

March 31, 2006
Assets
Investments at Value(1)	$52,724,057
Cash	6,432,298
Dividends and Interest Receivable	445,576
Total Assets	59,601,931
Liabilities
Due on Redemption of Fund Shares	21,114
Accrued Administrative Fees	407
Other Accrued Liabilities	46,433
Total Liabilities	67,954
Net Assets	$59,533,977
Represented By:
Aggregate Paid in Capital(2)(3)	$25,119,184
Undistributed Net Investment Income	496,276
Undistributed Accumulated Net Realized Gain (Loss) on Investments	14,483,541
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	19,435,044
Foreign Currency Transactions	(68)
Net Assets for Shares Outstanding(2)	$59,533,977
Per Share of Class A (Based on 4,302,074 Shares Issued and Outstanding):
Offering Price	$13.33
Net Asset Value and Redemption Price	$12.70
Per Share of Class B (Based on 392,921 Shares Issued and Outstanding):
Net Asset Value, Offering and Redemption Price	$12.51

(1) Investments at cost	$33,289,013
(2) Shares Outstanding	4,694,995
(3) Shares authorized, $.001 par value	300,000,000

Statement of Operations

For the Year Ended March 31, 2006
Investment Income
Income
Interest	$256,460
Dividends(1)	5,513,743
Total Income	5,770,203
Expenses
Management Fees	1,712,279
Shareholder Servicing Fees	503,611
Administrative Fees	201,445
Transfer Agent Fees	108,602
Custody Fees	76,773
Distribution Fees:
Class A	21,756
Class B	36,178
Audit Fees	20,300
Professional Fees	20,044
Registration Fees	18,443
Shareholder Reporting Fees	17,431
Other Expenses	7,708
Directors Fees	6,643
Total Expenses	2,751,213
Net Investment Income (Loss)	3,018,990

Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net Realized Gain (Loss) on:
Investment Securities	71,059,901
Foreign Currency Transactions	(125,342)
Net Realized Gain (Loss) on Investments	70,934,559
Net Unrealized Appreciation (Depreciation) on Investments:
Investment Securities	(38,422,016)
Foreign Currency Transactions	6,314
Net Unrealized Appreciation (Depreciation) on Investments	(38,415,702)
Net Gain (Loss) on Investments	32,518,857
Net Increase (Decrease) in Net Assets Resulting from Operations	$35,537,847

(1) Less Foreign Dividend Tax	$699,050

Statement of Changes in Net Assets

	For the Year Ended March 31, 2006	For the Year Ended March 31, 2005
Increase (Decrease) in Net Assets
Operations
Net Investment Income (Loss)	$3,018,990	$2,384,119
Net Realized Gain (Loss) on Investments	70,934,559	11,549,267
Net Change in Unrealized Appreciation (Depreciation) on Investments	(38,415,702)	13,985,141
Net Increase (Decrease) in Net Assets Resulting from Operations	35,537,847	27,918,527
Distributions to Shareholders:
Distributions to Class A Shareholders from Net Investment Income	(2,742,940)	(2,009,501)
Distributions to Class A Shareholders from Net Realized Gain on Investments	(3,923,983)	(2,190,028)
Distributions to Class B Shareholders from Net Investment Income	(23,625)	(22,396)
Distributions to Class B Shareholders from Net Realized Gain on Investments	(85,628)	(57,230)
Net Increase (Decrease) in Net Assets Resulting from Distributions to Shareholders	(6,776,176)	(4,279,155)
Fund Share Transactions
Class A
Proceeds from Sale of 473,849 and 492,791 Shares	5,502,193	4,939,965
Proceeds from Shares Issued on Reinvestment of Distributions Paid (564,822 and 387,224 shares, respectively)	6,636,652	4,189,766
Payments for 15,369,297 and 331,427 Shares Redeemed	(188,757,750)	(3,349,061)
Net Increase (Decrease) in Net Assets Resulting from Class A Fund Share Transactions ((14,330,626) and 548,588 shares, respectively)	(176,618,905)	5,780,670
Class B
Proceeds from Sale of 53,765 and 82,414 Shares	604,323	808,149
Proceeds from Shares Issued on Reinvestment of Distributions Paid (9,312 and 7,305 shares, respectively)	108,036	78,022
Payments for 150,500 and 81,174 Shares Redeemed	(1,701,023)	(803,976)
Net Increase (Decrease) in Net Assets Resulting from Class B Fund Share Transactions ((87,423) and 8,545 shares, respectively)	(988,664)	82,195
Total Increase (Decrease) in Net Assets	(148,845,898)	29,502,237

Net Assets
Beginning of Period	208,379,875	178,877,638
End of Period (Includes undistributed net investment income of $496,276 and $348,255, respectively)	$59,533,977	$208,379,875

March 31, 2006

Financial Highlights

	CLASS A
(For a share outstanding throughout the period)	For the Year Ended March 31, 2006(a)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)	For the Year Ended March 31, 2002(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$10.91	$9.64	$6.22	$8.70	$8.89
Income from Investment Operations:
Net Investment Income (Loss)	0.18 (b)	0.13 (b)	0.10 (b)	0.07 (b)	0.06
Net Realized and Unrealized Gains (Losses) on Investments	1.97	1.37	3.42	(2.51)	(0.21)
Total from Investment Operations	2.15	1.50	3.52	(2.44)	(0.15)
Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.11)	(0.10)	(0.04)	(0.04)
Distributions from Realized Gains on Investments	(0.21)	(0.12)	—	—	—
Total Distributions	(0.36)	(0.23)	(0.10)	(0.04)	(0.04)
Net Asset Value, End of Period	$12.70	$10.91	$9.64	$6.22	$8.70
Total Return(c)	19.95%	15.58%	56.65%	(28.10)%	(1.65)%
Ratios and Supplemental Data
Net Assets, End of Period	$54,616,890	$203,215,128	$174,387,093	$105,861,756	$57,773,303
Ratio of Gross Expenses to Average Net Assets	1.35%	1.41%	1.47%	1.66%	1.79%
Ratio of Net Expenses to Average Net Assets	1.35%	1.41%	1.47%	1.65%	1.65%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.52%	1.28%	1.13%	0.89%	0.74%
Portfolio Turnover Rate	7.25%	17.58%	9.66%	17.59%	21.11%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights (continued)

	CLASS B
(For a share outstanding throughout the period)	For the Year Ended March 31, 2006(a)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)	For the Year Ended March 31, 2002(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$10.75	$9.52	$6.14	$8.61	$8.82
Income from Investment Operations:
Net Investment Income (Loss)	0.10 (b)	0.06 (b)	0.04 (b)	0.01 (b)	0.00 (c)
Net Realized and Unrealized Gains (Losses) on Investments	1.93	1.34	3.39	(2.48)	(0.21)
Total from Investment Operations	2.03	1.40	3.43	(2.47)	(0.21)
Less Distributions:
Distributions from Net Investment Income	(0.06)	(0.05)	(0.05)	—	—
Distributions from Realized Gains on Investments	(0.21)	(0.12)	—	—	—
Total Distributions	(0.27)	(0.17)	(0.05)	—	—
Net Asset Value, End of Period	$12.51	$10.75	$9.52	$6.14	$8.61
Total Return(d)	19.07%	14.69%	55.86%	(28.69)%	(2.38)%
Ratios and Supplemental Data
Net Assets, End of Period	$4,917,087	$5,164,747	$4,490,545	$3,010,809	$4,144,915
Ratio of Gross Expenses to Average Net Assets	2.08%	2.09%	2.11%	2.31%	2.44%
Ratio of Net Expenses to Average Net Assets	2.08%	2.09%	2.11%	2.30%	2.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.90%	0.61%	0.52%	0.10%	0.09%
Portfolio Turnover Rate	7.25%	17.58%	9.66%	17.59%	21.11%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Amount is less than $0.005.

(d)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2006

Statement of Assets and Liabilities

March 24, 2006
Assets
Investments, at value(1)	$209,123,842
Cash	8,646,481
Dividends and Interest Receivables	232,658
Total Assets	218,002,981
Liabilities
Accrued Distribution Fees	4,805
Accrued Expenses	59,078
Total Liabilities	63,883
Net Assets	$217,939,098
Represented By:
Aggregate Paid in Capital(2)(3)	$163,703,880
Undistributed Net Investment Income (Loss)	(115,747)
Undistributed Accumulated Net Realized Gain (Loss) on Investments	(1,207,506)
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	55,558,471
Net Assets for Shares Outstanding(3)	$217,939,098
Per Share of Class A (Based on 15,895,103 Shares Issued and Outstanding)
Offering Price	$13.69
Net Asset Value and Redemption Price	$13.04
Per Share of Class B (Based on 841,203 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$12.71

(1) Investments, at cost	$153,565,371
(2) Shares Outstanding	16,736,306
(3) Shares authorized, $.001 par value	300,000,000

Statement of Operations

For the Year Ended March 24, 2006
Investment Income
Income
Interest	$532,588
Dividends	2,476,480
Total Income	3,009,068
Expenses
Shareholder Servicing Fees	526,951
Management Fees	526,401
Administrative Fees	210,561
Transfer Agent Fees	114,729
Distribution Fees:
Class A	33,173
Class B	83,316
Registration Fees	27,004
Custodian Fees	26,938
Professional Fees	24,179
Shareholder Reporting Fees	18,149
Audit Fees	16,900
Other Expenses	11,164
Directors Fees	6,682
Total Expenses	1,626,147
Less Waived Fees:
Paid by Affiliate	(199,529)
Paid Indirectly	(2,153)
Total Net Expenses	1,424,465
Net Investment Income (Loss)	1,584,603

Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net Realized Gain (Loss) on:
Investment Securities	21,317,715
Futures Contracts	2,149,983
Net Realized Gain (Loss) on Investments and Foreign Currencies	23,467,698
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	14,051,647
Futures Contracts	438,000
Net Change in Unrealized Appreciation (Depreciation) of Investments	14,489,647
Net Gain (Loss) on Investments	37,957,345
Net Increase (Decrease) in Net Assets Resulting from Operations	$39,541,948

Statement of Changes in Net Assets

	For the Year Ended March 24, 2006	For the Year Ended March 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$1,584,603	$998,227
Net Realized Gain (Loss) on Investments and Foreign Currencies	23,467,698	11,243,044
Net Change in Unrealized Appreciation (Depreciation) of Investments	14,489,647	4,946,177
Net Increase (Decrease) in Net Assets Resulting from Operations	39,541,948	17,187,448
Distributions to Shareholders from:
Distributions to Class A Shareholders from Net Investment Income	(2,060,644)	(554,884)
Distributions to Class B Shareholders from Net Investment Income	(25,110)	—
Distributions to Class A Shareholders from Net Realized Gain on Investments	(28,466,625)	(6,510,362)
Distributions to Class B Shareholders from Net Realized Gain on Investments	(1,600,044)	(413,956)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(32,152,423)	(7,479,202)
Fund Share Transactions:
Class A
Proceeds from Sale of 791,048 and 765,383 Shares	10,613,095	9,238,607
Proceeds from Shares Issued on Reinvestment of Distributions Paid (2,294,553 and 554,568 shares, respectively)	30,088,130	6,987,556
Payments for 2,024,606 and 279,398 Shares Redeemed	(27,676,990)	(3,396,066)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (1,060,995 and 1,040,553 shares, respectively)	13,024,235	12,830,097
Class B
Proceeds from Sale of 88,610 and 99,342 Shares	1,156,355	1,161,087
Proceeds from Shares Issued on Reinvestment of Distributions Paid (123,137 and 31,798 shares, respectively)	1,574,978	392,075
Payments for 234,814 and 151,866 Shares Redeemed	(3,060,652)	(1,810,398)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((23,067) and (20,726) shares, respectively)	(329,319)	(257,236)
Total Increase (Decrease) in Net Assets	20,084,441	22,281,107

Net Assets
Beginning of Period	197,854,657	175,573,550
End of Period (Includes undistributed net investment income of $(115,747) and $429,318 respectively)	$217,939,098	$197,854,657

March 31, 2006

Financial Highlights

	CLASS A
(For a share outstanding throughout the period)	For the Year Ended March 24, 2006	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)		For the Year Ended March 31, 2002(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$12.62	$11.97	$8.23	$11.09		$9.43
Income from Investment Operations:
Net Investment Income (Loss)	0.11 (b)	0.07 (b)	0.02 (b)	0.02	(b)	0.01
Net Realized and Unrealized Gains on Investments	2.35	1.08	3.88	(2.66)		1.75
Total from Investment Operations	2.46	1.15	3.90	(2.64)		1.76
Less Distributions:
Distributions from Net Investment Income	(0.14)	(0.04)	(0.02)	(0.00	)(c)	(0.03)
Distributions from Realized Gains on Investments	(1.90)	(0.46)	(0.14)	(0.22)		(0.07)
Total Distributions	(2.04)	(0.50)	(0.16)	(0.22)		(0.10)
Net Asset Value, End of Period	$13.04	$12.62	$11.97	$8.23		$11.09
Total Return(d)	19.98%	9.62%	47.47%	(23.95)%		18.65%
Ratios and Supplemental Data
Net Assets, End of Period	$207,245,402	$187,196,442	$165,171,643	$106,622,917		$67,265,391
Ratio of Gross Expenses to Average Net Assets	0.73%	0.83%	0.99%	1.17%		1.18%
Ratio of Net Expenses to Average Net Assets	0.64% (f)	0.83% (e)	0.95%	0.95%		0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.77%	0.59%	0.22%	0.24%		0.26%
Portfolio Turnover Rate	25.96%	13.81%	8.55%	15.27%		28.82%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Amount is less than $0.005.

(d)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(e)	As of July 9, 2004 the investment advisory fee for the Fund and the expense cap for Class A were reduced to 0.25% and 0.80%, respectively.

(f)	As of July 22, 2005 the expense cap for Class A was reduced to 0.60%.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights (continued)

	CLASS B
(For a share outstanding throughout the period)	For the Year Ended March 24, 2006	For the Year Ended March 31, 2005(a)		For the Year Ended March 31, 2004(a)		For the Year Ended March 31, 2003(a)		For the Year Ended March 31, 2002(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$12.33	$11.75		$8.12		$11.01		$9.40
Income from Investment Operations:
Net Investment Income (Loss)	0.02 (b)	(0.01	)(b)	(0.04	)(b)	(0.04	)(b)	(0.01)
Net Realized and Unrealized Gains on Investments	2.29	1.05		3.81		(2.63)		1.69
Total from Investment Operations	2.31	1.04		3.77		(2.67)		1.68
Less Distributions:
Distributions from Net Investment Income	(0.03)	—		—		—		—
Distributions from Realized Gains on Investments	(1.90)	(0.46)		(0.14)		(0.22)		(0.07)
Total Distributions	(1.93)	(0.46)		(0.14)		(0.22)		(0.07)
Net Asset Value, End of Period	$12.71	$12.33		$11.75		$8.12		$11.01
Total Return(c)	19.20%	8.86%		46.46%		(24.41)%		17.88%
Ratios and Supplemental Data
Net Assets, End of Period	$10,693,696	$10,658,215		$10,401,907		$7,358,667		$8,276,961
Ratio of Gross Expenses to Average Net Assets	1.47%	1.52%		1.64%		1.82%		1.83%
Ratio of Net Expenses to Average Net Assets	1.31% (e)	1.48%	(d)	1.60%		1.60%		1.60%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.12%	(0.08)%		(0.43)%		(0.42)%		(0.39)%
Portfolio Turnover Rate	25.96%	13.81%		8.55%		15.27%		28.82%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)	As of July 9, 2004 the investment advisory fee for the Fund and the expense cap for Class B were reduced to 0.25% and 1.45%, respectively.

(e)	As of July 22, 2005 the expense cap for Class B was reduced to 1.25%.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2006

Statement of Assets and Liabilities

March 31, 2006
Assets
Investments, at value(1)	$135,892,798
Cash	5,019,010
Dividends and Interest Receivables	124,449
Total Assets	141,036,257
Liabilities
Accrued Expenses	38,356
Total Liabilities	38,356
Net Assets	$140,997,901
Represented By:
Aggregate Paid in Capital(2)(3)	$114,548,159
Undistributed Accumulated Net Realized Gain (Loss) on Investments	(57,760)
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	26,507,502
Net Assets for Shares Outstanding(3)	$140,997,901
Per Share of Class A (Based on 9,879,295 Shares Issued and Outstanding)
Offering Price	$14.36
Net Asset Value and Redemption Price	$13.68
Per Share of Class B (Based on 432,297 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$13.07
Per Share of Class C (Based on 17,465 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$13.07

(1) Investments, at cost	$109,385,296
(2) Shares Outstanding	10,329,057
(3) Shares authorized, $.001 par value	300,000,000

Statement of Operations

For the Year Ended March 31, 2006
Investment Income
Income
Interest	$406,968
Dividends(1)	1,575,120
Total Income	1,982,088
Expenses
Management Fees	1,120,236
Shareholder Servicing Fees	373,668
Administrative Fees	149,365
Transfer Agent Fees	143,736
Distribution Fees:
Class A	17,406
Class B	44,823
Class C	1,839
Registration Fees	28,475
Audit Fees	17,800
Shareholder Reporting Fees	17,589
Custodian Fees	16,253
Professional Fees	10,044
Other Expenses	8,895
Directors Fees	6,682
Total Expenses	1,956,811
Less Waived Fees:
Paid by Affiliate	(4,200)
Paid Indirectly	(1,905)
Total Net Expenses	1,950,706
Net Investment Income (Loss)	31,382

Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net Realized Gain (Loss) on:
Investment Securities	8,630,181
Futures Contracts	422,240
Net Realized Gain (Loss) on Investments and Foreign Currencies	9,052,421
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	6,516,533
Futures Contracts	162,196
Net Change in Unrealized Appreciation (Depreciation) of Investments	6,678,729
Net Gain (Loss) on Investments	15,731,150
Net Increase (Decrease) in Net Assets Resulting from Operations	$15,762,532

(1) Less Foreign Dividend Tax	$14,827

Statement of Changes in Net Assets

	For the Year Ended March 31, 2006	For the Year Ended March 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$31,382	$293,631
Net Realized Gain (Loss) on Investments and Foreign Currencies	9,052,421	4,415,714
Net Change in Unrealized Appreciation (Depreciation) of Investments	6,678,729	(799,154)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,762,532	3,910,191
Distributions to Shareholders from:
Distributions to Class A Shareholders from Net Investment Income	(96,876)	(226,897)
Distributions to Class A Shareholders from Net Realized Gain on Investments	(9,330,170)	—
Distributions to Class B Shareholders from Net Realized Gain on Investments	(406,691)	—
Distributions to Class C Shareholders from Net Realized Gain on Investments	(17,107)	—
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(9,850,844)	(226,897)
Fund Share Transactions:
Class A
Proceeds from Sale of 308,544 and 277,202 Shares	4,198,829	3,557,097
Proceeds from Shares Issued on Reinvestment of Distributions Paid (678,935 and 16,889 shares, respectively)	9,410,763	226,483
Payments for 1,444,798 and 293,481 Shares Redeemed	(20,442,375)	(3,760,473)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((457,319) and 610 shares, respectively)	(6,832,783)	23,107
Class B
Proceeds from Sale of 40,946 and 71,150 Shares	544,488	879,234
Proceeds from Shares Issued on Reinvestment of Distributions Paid (30,502 and 0 shares, respectively)	404,027	—
Payments for 141,606 and 119,776 Shares Redeemed	(1,869,184)	(1,483,706)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((70,158) and (48,626) shares, respectively)	(920,669)	(604,472)
Class C
Proceeds from Sale of 6,048 and 14,619 Shares	78,998	181,894
Proceeds from Shares Issued on Reinvestment of Distributions Paid (1,289 and 0 shares, respectively)	17,105	—
Payments for 4,760 and 85,658 Shares Redeemed	(63,987)	(1,085,272)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (2,577 and (71,039) shares, respectively)	32,116	(903,378)
Total Increase (Decrease) in Net Assets	(1,809,648)	2,198,551

Net Assets
Beginning of Period	142,807,549	140,608,998
End of Period (Includes undistributed net investment income of $0 and $66,451 respectively)	$140,997,901	$142,807,549

March 31, 2006

Financial Highlights

	CLASS A
(For a share outstanding throughout the period)	For the Year Ended March 31, 2006(a)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)		For the Year Ended March 31, 2003(a)		For the Year Ended March 31, 2002(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$13.18	$12.84	$10.45		$13.80		$13.98
Income from Investment Operations:
Net Investment Income (Loss)	0.01 (b)	0.03 (b)	(0.02	)(b)	(0.01	)(b)	(0.00	)(c)
Net Realized and Unrealized Gains on Investments	1.46	0.33	2.41		(3.34)		(0.17)
Total from Investment Operations	1.47	0.36	2.39		(3.35)		(0.17)
Less Distributions:
Distributions from Net Investment Income	(0.01)	(0.02)	—		—		(0.01)
Distributions from Realized Gains on Investments	(0.96)	—	—		—		—
Total Distributions	(0.97)	(0.02)	—		—		(0.01)
Net Asset Value, End of Period	$13.68	$13.18	$12.84		$10.45		$13.80
Total Return(d)	11.18%	2.82%	22.87%		(24.28)%		(1.23)%
Ratios and Supplemental Data
Net Assets, End of Period	$135,120,336	$136,233,140	$132,685,612		$104,964,515		$58,366,236
Ratio of Gross Expenses to Average Net Assets	1.28%	1.34%	1.38%		1.53%		1.55%
Ratio of Net Expenses to Average Net Assets	1.28%	1.30%	1.30%		1.30%		1.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.05%	0.25%	(0.14)%		(0.09)%		0.04%
Portfolio Turnover Rate	34.57%	28.48%	42.08%		21.65%		28.67%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.
(c)	Amount is less than $0.005.

(d)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights (continued)

	CLASS B
(For a share outstanding throughout the period)	For the Year Ended March 31, 2006(a)		For the Year Ended March 31, 2005(a)		For the Year Ended March 31, 2004(a)		For the Year Ended March 31, 2003(a)		For the Year Ended March 31, 2002(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$12.71		$12.44		$10.19		$13.55		$13.81
Income from Investment Operations:
Net Investment Income (Loss)	(0.09	)(b)	(0.05	)(b)	(0.09	)(b)	(0.08	)(b)	(0.01)
Net Realized and Unrealized Gains on Investments	1.41		0.32		2.34		(3.28)		(0.25)
Total from Investment Operations	1.32		0.27		2.25		(3.36)		(0.26)
Less Distributions:
Distributions from Net Investment Income	—		—		—		—		—
Distributions from Realized Gains on Investments	(0.96)		—		—		—		—
Total Distributions	(0.96)		—		—		—		—
Net Asset Value, End of Period	$13.07		$12.71		$12.44		$10.19		$13.55
Total Return(c)	10.42%		2.17%		22.08%		(24.80)%		(1.88)%
Ratios and Supplemental Data
Net Assets, End of Period	$5,649,233		$6,385,184		$6,854,446		$5,371,324		$6,437,210
Ratio of Gross Expenses to Average Net Assets	2.02%		2.03%		2.03%		2.18%		2.20%
Ratio of Net Expenses to Average Net Assets	1.95%		1.95%		1.95%		1.95%		1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.63)%		(0.41)%		(0.79)%		(0.75)%		(0.61)%
Portfolio Turnover Rate	34.57%		28.48%		42.08%		21.65%		28.67%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2006

Financial Highlights (continued)

	CLASS C
(For a share outstanding throughout the period)	For the Year Ended March 31, 2006		For the Year Ended March 31, 2005		For the Period November 17, 2003(a) through March 31, 2004
Selected Per Share Data
Net Asset Value, Beginning of Period	$12.71		$12.44		$11.81
Income from Investment Operations:
Net Investment Income (Loss)	(0.09	)(b)	(0.09	)(b)	(0.04	)(b)
Net Realized and Unrealized Gains on Investments	1.41		0.36		0.67
Total from Investment Operations	1.32		0.27		0.63
Less Distributions:
Distributions from Net Investment Income	—		—		—
Distributions from Realized Gains on Investments	(0.96)		—		—
Total Distributions	(0.96)		—		—
Net Asset Value, End of Period	$13.07		$12.71		$12.44
Total Return(c)	10.41%		2.17%		5.33%	(d)
Ratios and Supplemental Data
Net Assets, End of Period	$228,332		$189,225		$1,068,940
Ratio of Gross Expenses to Average Net Assets	2.02%		2.03%		2.05%	(e)
Ratio of Net Expenses to Average Net Assets	1.95%		1.95%		1.95%	(e)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.62)%		(0.72)%		(0.91)%	(e)
Portfolio Turnover Rate	34.57%		28.48%		42.08%	(f)

(a)	Share Class commenced operations November 17, 2003.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)	Reflects total return for the period; not annualized.

(e)	Computed on an annualized basis.

(f)	Portfolio turnover rate is for the Fund for the fiscal year ended March 31, 2004.

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Assets and Liabilities

March 31, 2006
Assets
Investments, at value(1)	$139,123,546
Cash	7,445,899
Dividends and Interest Receivables	158,091
Total Assets	146,727,536
Liabilities
Accrued Expenses	29,913
Total Liabilities	29,913
Net Assets	$146,697,623
Represented By:
Aggregate Paid in Capital(2)(3)	$119,523,480
Undistributed Accumulated Net Realized Gain (Loss) on Investments	(5,629,469)
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	32,803,612
Net Assets for Shares Outstanding(3)	$146,697,623
Per Share of Class A (Based on 14,246,053 Shares Issued and Outstanding)
Offering Price	$10.56
Net Asset Value and Redemption Price	$10.06
Per Share of Class B (Based on 352,554 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$9.73

(1) Investments, at cost	$106,319,934
(2) Shares Outstanding	14,598,607
(3) Shares authorized, $.001 par value	300,000,000

Statement of Operations

For the Year Ended March 31, 2006
Investment Income
Income
Interest	$373,025
Dividends(1)	2,249,786
Total Income	2,622,811
Expenses
Management Fees	999,655
Shareholder Servicing Fees	384,611
Administrative Fees	153,793
Transfer Agent Fees	88,922
Distribution Fees:
Class A	7,738
Class B	28,330
Registration Fees	20,328
Shareholder Reporting Fees	17,589
Audit Fees	17,500
Custodian Fees	16,216
Professional Fees	10,044
Directors Fees	6,682
Other Expenses	4,989
Total Expenses	1,756,397
Less Waived Fees:
Paid by Affiliate	(714)
Paid Indirectly	(1,793)
Total Net Expenses	1,753,890
Net Investment Income (Loss)	868,921

Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net Realized Gain (Loss) on:
Investment Securities	9,353,349
Futures Contracts	323,326
Net Realized Gain (Loss) on Investments and Foreign Currencies	9,676,675
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	5,939,589
Futures Contracts	129,461
Net Change in Unrealized Appreciation (Depreciation) of Investments	6,069,050
Net Gain (Loss) on Investments	15,745,725
Net Increase (Decrease) in Net Assets Resulting from Operations	$16,614,646

(1) Less Foreign Dividend Tax	$5,615

March 31, 2006

Statement of Changes in Net Assets

	For the Year Ended March 31, 2006	For the Year Ended March 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$868,921	$900,075
Net Realized Gain (Loss) on Investments and Foreign Currencies	9,676,675	2,189,188
Net Change in Unrealized Appreciation (Depreciation) of Investments	6,069,050	4,328,384
Net Increase (Decrease) in Net Assets Resulting from Operations	16,614,646	7,417,647
Distributions to Shareholders from:
Distributions to Class A Shareholders from Net Investment Income	(1,031,674)	(797,888)
Distributions to Class B Shareholders from Net Investment Income	(182)	—
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(1,031,856)	(797,888)
Fund Share Transactions:
Class A
Proceeds from Sale of 178,132 and 152,743 Shares	1,682,067	1,345,190
Proceeds from Shares Issued on Reinvestment of Distributions Paid (103,861 and 86,895 shares, respectively)	1,029,860	796,828
Payments for 1,732,790 and 174,050 Shares Redeemed	(17,302,080)	(1,530,032)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((1,450,797) and 65,588 shares, respectively)	(14,590,153)	611,986
Class B
Proceeds from Sale of 37,339 and 47,459 Shares	344,132	400,059
Proceeds from Shares Issued on Reinvestment of Distributions Paid (17 and 0 shares, respectively)	181	—
Payments for 142,050 and 98,564 Shares Redeemed	(1,316,344)	(835,901)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((104,694) and (51,105) shares, respectively)	(972,031)	(435,842)
Total Increase (Decrease) in Net Assets	20,606	6,795,903

Net Assets
Beginning of Period	146,677,017	139,881,114
End of Period (Includes undistributed net investment income of $0 and $163,375 respectively)	$146,697,623	$146,677,017

Financial Highlights

	CLASS A
(For a share outstanding throughout the period)	For the Year Ended March 31, 2006(a)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)	For the Year Ended March 31, 2002(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$9.09	$8.68	$6.83	$9.52	$9.66
Income from Investment Operations:
Net Investment Income (Loss)	0.06 (b)	0.06 (b)	0.02 (b)	0.03 (b)	0.01
Net Realized and Unrealized Gains (Losses) on Investments	0.98	0.40	1.85	(2.71)	(0.14)
Total from Investment Operations	1.04	0.46	1.87	(2.68)	(0.13)
Less Distributions:
Distributions from Net Investment Income	(0.07)	(0.05)	(0.02)	(0.01)	(0.01)
Distributions from Realized Gains on Investments	—	—	—	—	—
Total Distributions	(0.07)	(0.05)	(0.02)	(0.01)	(0.01)
Net Asset Value, End of Period	$10.06	$9.09	$8.68	$6.83	$9.52
Total Return(c)	11.43%	5.31%	27.38%	(28.11)% (d)	(1.37)%
Ratios and Supplemental Data
Net Assets, End of Period	$143,268,901	$142,656,404	$135,609,525	$105,197,167	$56,672,508
Ratio of Gross Expenses to Average Net Assets	1.12%	1.19%	1.25%	1.39%	1.40%
Ratio of Net Expenses to Average Net Assets	1.12%	1.19%	1.20%	1.20%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.58%	0.66%	0.26%	0.34%	0.15%
Portfolio Turnover Rate	37.83%	33.64%	28.58%	64.36%	36.63%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)	Effective January 31, 2003 Mason Street Advisors assumed day-to-day management of the Fund.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2006

Financial Highlights (continued)

	CLASS B
(For a share outstanding throughout the period)	For the Year Ended March 31, 2006(a)		For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)		For the Year Ended March 31, 2003(a)		For the Year Ended March 31, 2002(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$8.79		$8.40	$6.65		$9.31		$9.50
Income from Investment Operations:
Net Investment Income (Loss)	(0.01	)(b)	—	(0.03	)(b)	(0.02	)(b)	0.00 (c)
Net Realized and Unrealized Gains (Losses) on Investments	0.95		0.39	1.78		(2.64)		(0.19)
Total from Investment Operations	0.94		0.39	1.75		(2.66)		(0.19)
Less Distributions:
Distributions from Net Investment Income	—		—	—		—		—
Distributions from Realized Gains on Investments	—		—	—		—		—
Total Distributions	—		—	—		—		—
Net Asset Value, End of Period	$9.73		$8.79	$8.40		$6.65		$9.31
Total Return(d)	10.70%		4.64%	26.32%		(28.57)%	(e)	(2.00)%
Ratios and Supplemental Data
Net Assets, End of Period	$3,428,722		$4,020,613	$4,271,589		$3,495,958		$5,230,425
Ratio of Gross Expenses to Average Net Assets	1.87%		1.88%	1.90%		2.04%		2.05%
Ratio of Net Expenses to Average Net Assets	1.85%		1.85%	1.85%		1.85%		1.85%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.15)%		(0.00)%	(0.39)%		(0.33)%		(0.50)%
Portfolio Turnover Rate	37.83%		33.64%	28.58%		64.36%		36.63%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Amount is less than $0.005.

(d)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(e)	Effective January 31, 2003 Mason Street Advisors assumed day-to-day management of the Fund.

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Assets and Liabilities

March 31, 2006
Assets
Investments, at value(1)	$157,269,052
Cash	14,130,624
Dividends and Interest Receivables	207,562
Total Assets	171,607,238
Liabilities
Accrued Expenses	50,925
Total Liabilities	50,925
Net Assets	$171,556,313
Represented By:
Aggregate Paid in Capital(2)(3)	$139,077,992
Undistributed Accumulated Net Realized Gain (Loss) on Investments	(529,723)
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	33,008,044
Net Assets for Shares Outstanding(3)	$171,556,313
Per Share of Class A (Based on 9,732,443 Shares Issued and Outstanding)
Offering Price	$16.09
Net Asset Value and Redemption Price	$15.33
Per Share of Class B (Based on 1,468,548 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$15.19

(1) Investments, at cost	$124,261,008
(2) Shares Outstanding	11,200,991
(3) Shares authorized, $.001 par value	300,000,000

Statement of Operations

For the Year Ended March 31, 2006
Investment Income
Income
Interest	$210,943
Dividends	3,303,208
Total Income	3,514,151
Expenses
Shareholder Servicing Fees	456,084
Management Fees	455,488
Administrative Fees	182,195
Transfer Agent Fees	180,937
Distribution Fees:
Class A	38,901
Class B	179,299
Custodian Fees	24,679
Professional Fees	21,944
Registration Fees	18,516
Other Expenses	17,650
Shareholder Reporting Fees	17,589
Audit Fees	16,400
Directors Fees	6,682
Total Expenses	1,616,364
Less Waived Fees:
Paid by Affiliate	(258,466)
Paid Indirectly	(1,639)
Total Net Expenses	1,356,259
Net Investment Income (Loss)	2,157,892

Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net Realized Gain (Loss) on:
Investment Securities	5,040,824
Futures Contracts	218,515
Net Realized Gain (Loss) on Investments and Foreign Currencies	5,259,339
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	11,549,489
Futures Contracts	92,887
Net Change in Unrealized Appreciation (Depreciation) of Investments	11,642,376
Net Gain (Loss) on Investments	16,901,715
Net Increase (Decrease) in Net Assets Resulting from Operations	$19,059,607

March 31, 2006

Statement of Changes in Net Assets

	For the Year Ended March 31, 2006	For the Year Ended March 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$2,157,892	$2,036,443
Net Realized Gain (Loss) on Investments and Foreign Currencies	5,259,339	2,004,348
Net Change in Unrealized Appreciation (Depreciation) of Investments	11,642,376	5,896,913
Net Increase (Decrease) in Net Assets Resulting from Operations	19,059,607	9,937,704
Distributions to Shareholders from:
Distributions to Class A Shareholders from Net Investment Income	(2,408,420)	(1,724,154)
Distributions to Class B Shareholders from Net Investment Income	(160,853)	(134,412)
Distributions to Class A Shareholders from Net Realized Gain on Investments	(5,776,518)	(838,274)
Distributions to Class B Shareholders from Net Realized Gain on Investments	(866,531)	(149,142)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(9,212,322)	(2,845,982)
Fund Share Transactions:
Class A
Proceeds from Sale of 522,625 and 573,149 Shares	7,904,413	8,112,365
Proceeds from Shares Issued on Reinvestment of Distributions Paid (528,298 and 171,330 shares, respectively)	8,143,933	2,549,386
Payments for 1,713,349 and 682,053 Shares Redeemed	(26,649,944)	(9,802,924)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((662,426) and 62,426 shares, respectively)	(10,601,598)	858,827
Class B
Proceeds from Sale of 108,033 and 148,444 Shares	1,619,759	2,078,283
Proceeds from Shares Issued on Reinvestment of Distributions Paid (65,297 and 17,927 shares, respectively)	997,503	264,248
Payments for 481,818 and 346,141 Shares Redeemed	(7,208,321)	(4,880,962)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((308,488) and (179,770) shares, respectively)	(4,591,059)	(2,538,431)
Total Increase (Decrease) in Net Assets	(5,345,372)	5,412,118

Net Assets
Beginning of Period	176,901,685	171,489,567
End of Period (Includes undistributed net investment income of $0 and $425,079 respectively)	$171,556,313	$176,901,685

Financial Highlights

	CLASS A
(For a share outstanding throughout the period)	For the Year Ended March 31, 2006(a)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)	For the Year Ended March 31, 2002(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$14.56	$13.98	$10.51	$14.17	$14.33
Income from Investment Operations:
Net Investment Income (Loss)	0.19 (b)	0.18 (b)	0.11 (b)	0.10 (b)	0.08
Net Realized and Unrealized Gains (Losses) on Investments	1.41	0.65	3.46	(3.68)	(0.16)
Total from Investment Operations	1.60	0.83	3.57	(3.58)	(0.08)
Less Distributions:
Distributions from Net Investment Income	(0.24)	(0.17)	(0.10)	(0.08)	(0.08)
Distributions from Realized Gains on Investments	(0.59)	(0.08)	—	—	—
Total Distributions	(0.83)	(0.25)	(0.10)	(0.08)	(0.08)
Net Asset Value, End of Period	$15.33	$14.56	$13.98	$10.51	$14.17
Total Return(c)	11.04%	5.88%	34.00%	(25.28)%	(0.55)%
Ratios and Supplemental Data
Net Assets, End of Period	$149,246,142	$151,309,930	$144,419,306	$105,282,622	$59,121,179
Ratio of Gross Expenses to Average Net Assets	0.79%	0.87%	0.96%	1.18%	1.18%
Ratio of Net Expenses to Average Net Assets	0.66% (e)	0.81% (d)	0.85%	0.85%	0.85%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.27%	1.27%	0.87%	0.90%	0.59%
Portfolio Turnover Rate	4.90%	3.24%	1.35%	12.65%	1.93%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)	As of July 9, 2004 the investment advisory fee for the Fund and expense cap for Class A were reduced to 0.25% and 0.80%, respectively.

(e)	As of July 22, 2005 the expense cap for Class A was reduced to 0.60%.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2006

Financial Highlights (continued)

	CLASS B
(For a share outstanding throughout the period)	For the Year Ended March 31, 2006(a)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)	For the Year Ended March 31, 2002(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$14.40	$13.83	$10.41	$14.01	$14.18
Income from Investment Operations:
Net Investment Income (Loss)	0.09 (b)	0.08 (b)	0.03 (b)	0.03 (b)	(0.00	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	1.40	0.64	3.41	(3.63)	(0.17)
Total from Investment Operations	1.49	0.72	3.44	(3.60)	(0.17)
Less Distributions:
Distributions from Net Investment Income	(0.11)	(0.07)	(0.02)	—	—
Distributions from Realized Gains on Investments	(0.59)	(0.08)	—	—	—
Total Distributions	(0.70)	(0.15)	(0.02)	—	—
Net Asset Value, End of Period	$15.19	$14.40	$13.83	$10.41	$14.01
Total Return(d)	10.38%	5.21%	33.06%	(25.70)%	(1.20)%
Ratios and Supplemental Data
Net Assets, End of Period	$22,310,171	$25,591,755	$27,070,261	$20,849,614	$29,624,997
Ratio of Gross Expenses to Average Net Assets	1.54%	1.55%	1.61%	1.83%	1.83%
Ratio of Net Expenses to Average Net Assets	1.31% (f)	1.46% (e)	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.61%	0.62%	0.22%	0.23%	(0.06)%
Portfolio Turnover Rate	4.90%	3.24%	1.35%	12.65%	1.93%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Amount is less than $0.005.

(d)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(e)	As of July 9, 2004 the investment advisory fee for the Fund and the expense cap for Class B were reduced to 0.25% and 1.45%, respectively.

(f)	As of July 22, 2005 the expense cap for Class B was reduced to 1.25%.

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Assets and Liabilities

March 31, 2006
Assets
Investments, at value(1)	$166,732,767
Cash	26,067,537
Due From Sale of Securities	258,713
Dividends and Interest Receivables	579,403
Total Assets	193,638,420
Liabilities
Due on Purchase of Securities	265,800
Accrued Expenses	68,962
Total Liabilities	334,762
Net Assets	$193,303,658
Represented By:
Aggregate Paid in Capital(2)(3)	$166,758,076
Undistributed Accumulated Net Realized Gain (Loss) on Investments	(290,084)
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	26,836,272
Foreign Currency Transactions	(606)
Net Assets for Shares Outstanding(3)	$193,303,658
Per Share of Class A (Based on 13,043,170 Shares Issued and Outstanding)
Offering Price	$13.69
Net Asset Value and Redemption Price	$13.04
Per Share of Class B (Based on 1,673,897 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$12.79
Per Share of Class C (Based on 141,557 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$12.81

(1) Investments, at cost	$139,896,495
(2) Shares Outstanding	14,858,624
(3) Shares authorized, $.001 par value	300,000,000

Statement of Operations

For the Year Ended March 31, 2006
Investment Income
Income
Interest	$4,391,267
Dividends(1)	1,504,335
Total Income	5,895,602
Expenses
Management Fees	1,468,158
Shareholder Servicing Fees	524,947
Transfer Agent Fees	211,555
Administrative Fees	209,737
Distribution Fees:
Class A	85,490
Class B	163,726
Class C	13,502
Custodian Fees	137,457
Other Expenses	34,757
Registration Fees	29,162
Professional Fees	24,313
Audit Fees	18,300
Shareholder Reporting Fees	17,589
Directors Fees	6,682
Total Expenses	2,945,375
Less Waived Fees:
Paid by Affiliate	(6,919)
Paid Indirectly	(2,999)
Total Net Expenses	2,935,457
Net Investment Income (Loss)	2,960,145

Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net Realized Gain (Loss) on:
Investment Securities	13,059,060
Futures Contracts	399,400
Foreign Currency Transactions	(33,511)
Net Realized Gain (Loss) on Investments and Foreign Currencies	13,424,949
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	5,489,901
Futures Contracts	413,907
Foreign Currency Transactions	(5,252)
Net Change in Unrealized Appreciation (Depreciation) of Investments	5,898,556
Net Gain (Loss) on Investments	19,323,505
Net Increase (Decrease) in Net Assets Resulting from Operations	$22,283,650

(1) Less Foreign Dividend Tax	$78,970

March 31, 2006

Statement of Changes in Net Assets

	For the Year Ended March 31, 2006	For the Year Ended March 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$2,960,145	$2,346,457
Net Realized Gain (Loss) on Investments and Foreign Currencies	13,424,949	7,482,460
Net Change in Unrealized Appreciation (Depreciation) of Investments	5,898,556	837,046
Net Increase (Decrease) in Net Assets Resulting from Operations	22,283,650	10,665,963
Distributions to Shareholders from:
Distributions to Class A Shareholders from Net Investment Income	(3,412,870)	(2,007,245)
Distributions to Class B Shareholders from Net Investment Income	(220,706)	(126,407)
Distributions to Class C Shareholders from Net Investment Income	(21,257)	(4,279)
Distributions to Class A Shareholders from Net Realized Gain on Investments	(15,776,102)	(2,304,811)
Distributions to Class B Shareholders from Net Realized Gain on Investments	(1,940,180)	(313,757)
Distributions to Class C Shareholders from Net Realized Gain on Investments	(167,573)	(18,241)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(21,538,688)	(4,774,740)
Fund Share Transactions:
Class A
Proceeds from Sale of 1,076,859 and 1,994,096 Shares	14,507,268	25,391,984
Proceeds from Shares Issued on Reinvestment of Distributions Paid (1,386,276 and 309,482 shares, respectively)	18,323,079	4,085,163
Payments for 3,120,409 and 911,723 Shares Redeemed	(42,514,652)	(11,688,733)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((657,274) and 1,391,855 shares, respectively)	(9,684,305)	17,788,414
Class B
Proceeds from Sale of 148,229 and 267,685 Shares	1,961,570	3,340,125
Proceeds from Shares Issued on Reinvestment of Distributions Paid (163,766 and 33,087 shares, respectively)	2,121,644	429,137
Payments for 403,836 and 357,915 Shares Redeemed	(5,330,106)	(4,502,688)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((91,841) and (57,143) shares, respectively)	(1,246,892)	(733,426)
Class C
Proceeds from Sale of 25,564 and 97,738 Shares	336,694	1,217,668
Proceeds from Shares Issued on Reinvestment of Distributions Paid (14,519 and 1,713 shares, respectively)	188,431	22,269
Payments for 26,221 and 89,937 Shares Redeemed	(348,277)	(1,156,370)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (13,862 and 9,514 shares, respectively)	176,848	83,567
Total Increase (Decrease) in Net Assets	(10,009,387)	23,029,778

Net Assets
Beginning of Period	203,313,045	180,283,267
End of Period (Includes undistributed net investment income of $0 and $604,241 respectively)	$193,303,658	$203,313,045

Financial Highlights

	CLASS A
(For a share outstanding throughout the period)	For the Year Ended March 31, 2006(a)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)	For the Year Ended March 31, 2002(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$13.07	$12.68	$10.29	$12.14	$12.19
Income from Investment Operations:
Net Investment Income (Loss)	0.21(b )	0.16 (b)	0.14 (b)	0.22 (b)	0.27
Net Realized and Unrealized Gains on Investments	1.25	0.55	2.38	(1.86)	(0.02)
Total from Investment Operations	1.46	0.71	2.52	(1.64)	0.25
Less Distributions:
Distributions from Net Investment Income	(0.26)	(0.15)	(0.13)	(0.21)	(0.30)
Distributions from Realized Gains on Investments	(1.23)	(0.17)	—	—	(0.00	)(c)
Total Distributions	(1.49)	(0.32)	(0.13)	(0.21)	(0.30)
Net Asset Value, End of Period	$13.04	$13.07	$12.68	$10.29	$12.14
Total Return(d)	11.28%	5.61%	24.55%	(13.49)%	2.12%
Ratios and Supplemental Data
Net Assets, End of Period	$170,080,904	$179,035,309	$156,112,964	$105,530,643	$61,979,437
Ratio of Gross Expenses to Average Net Assets	1.33%	1.35%	1.45%	1.58%	1.52%
Ratio of Net Expenses to Average Net Assets	1.33%	1.35%	1.35%	1.35%	1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.49%	1.31%	1.18%	2.03%	2.38%
Portfolio Turnover Rate	103.06% (e)	105.31%	81.55%	82.84%	77.28%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Amount is less than $0.005.

(d)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(e)	Portfolio turnover rate excludes the impact of mortgage dollar roll transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2006

Financial Highlights (continued)

	CLASS B
(For a share outstanding throughout the period)	For the Year Ended March 31, 2006(a)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)	For the Year Ended March 31, 2002(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$12.82	$12.45	$10.12	$11.95	$12.03
Income from Investment Operations:
Net Investment Income (Loss)	0.11 (b)	0.08 (b)	0.06 (b)	0.15 (b)	0.20
Net Realized and Unrealized Gains on Investments	1.23	0.53	2.34	(1.83)	(0.05)
Total from Investment Operations	1.34	0.61	2.40	(1.68)	0.15
Less Distributions:
Distributions from Net Investment Income	(0.14)	(0.07)	(0.07)	(0.15)	(0.23)
Distributions from Realized Gains on Investments	(1.23)	(0.17)	—	—	—
Total Distributions	(1.37)	(0.24)	(0.07)	(0.15)	(0.23)
Net Asset Value, End of Period	$12.79	$12.82	$12.45	$10.12	$11.95
Total Return(c)	10.56%	4.90%	23.72%	(14.08)%	1.30%
Ratios and Supplemental Data
Net Assets, End of Period	$21,409,561	$22,637,021	$22,698,541	$16,175,094	$15,116,310
Ratio of Gross Expenses to Average Net Assets	2.03%	2.02%	2.10%	2.23%	2.17%
Ratio of Net Expenses to Average Net Assets	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.82%	0.66%	0.53%	1.41%	1.73%
Portfolio Turnover Rate	103.06% (d)	105.31%	81.55%	82.84%	77.28%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)	Portfolio turnover rate excludes the impact of mortgage dollar roll transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights (continued)

	CLASS C
(For a share outstanding throughout the period)	For the Year Ended March 31, 2006	For the Year Ended March 31, 2005	For the Period November 17, 2003(a) through March 31, 2004
Selected Per Share Data
Net Asset Value, Beginning of Period	$12.85	$12.45	$11.83
Income from Investment Operations:
Net Investment Income (Loss)	0.11 (b)	0.07 (b)	0.01	(b)
Net Realized and Unrealized Gains on Investments	1.23	0.54	0.68
Total from Investment Operations	1.34	0.61	0.69
Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.04)	(0.07)
Distributions from Realized Gains on Investments	(1.23)	(0.17)	—
Total Distributions	(1.38)	(0.21)	(0.07)
Net Asset Value, End of Period	$12.81	$12.85	$12.45
Total Return(c)	10.56%	4.91%	5.83%	(d)
Ratios and Supplemental Data
Net Assets, End of Period	$1,813,193	$1,640,715	$1,471,762
Ratio of Gross Expenses to Average Net Assets	2.03%	2.02%	2.03%	(e)
Ratio of Net Expenses to Average Net Assets	2.00%	2.00%	2.00%	(e)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.80%	0.62%	0.28%	(e)
Portfolio Turnover Rate	103.06% (g)	105.31%	81.55%	(f)

(a)	Share Class commenced operations November 17, 2003.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)	Reflects total return for the period; not annualized.

(e)	Computed on an annualized basis.

(f)	Portfolio turnover rate is for the Fund for the fiscal year ended March 31, 2004.

(g)	Portfolio turnover rate excludes the impact of mortgage dollar roll transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2006

Statement of Assets and Liabilities

March 31, 2006
Assets
Investments, at value(1)	$143,945,750
Cash	1,599,234
Due From Sale of Securities	658,673
Dividends and Interest Receivables	2,954,870
Total Assets	149,158,527
Liabilities
Due on Purchase of Securities	2,787,244
Income Dividend Payable	48,036
Accrued Expenses	35,101
Total Liabilities	2,870,381
Net Assets	$146,288,146
Represented By:
Aggregate Paid in Capital(2)(3)	$154,328,123
Undistributed Net Investment Income (Loss)	(89,648)
Undistributed Accumulated Net Realized Gain (Loss) on Investments	(7,499,404)
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(451,252)
Foreign Currency Transactions	327
Net Assets for Shares Outstanding(3)	$146,288,146
Per Share of Class A (Based on 20,263,032 Shares Issued and Outstanding)
Offering Price	$7.34
Net Asset Value and Redemption Price	$6.99
Per Share of Class B (Based on 605,883 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$6.98
Per Share of Class C (Based on 66,456 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$6.98

(1) Investments, at cost	$144,397,002
(2) Shares Outstanding	20,935,371
(3) Shares authorized, $.001 par value	300,000,000

Statement of Operations

For the Year Ended March 31, 2006
Investment Income
Income
Interest	$11,811,124
Dividends	36,378
Total Income	11,847,502
Expenses
Management Fees	1,163,772
Shareholder Servicing Fees	388,203
Administrative Fees	155,170
Transfer Agent Fees	103,819
Distribution Fees:
Class A	28,885
Class B	34,823
Class C	3,530
Registration Fees	30,112
Custodian Fees	19,769
Audit Fees	19,500
Shareholder Reporting Fees	17,589
Other Expenses	11,513
Professional Fees	10,044
Directors Fees	6,682
Total Expenses	1,993,411
Less Waived Fees:
Paid by Affiliate	(2,106)
Paid Indirectly	(3,455)
Total Net Expenses	1,987,850
Net Investment Income (Loss)	9,859,652

Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net Realized Gain (Loss) on:
Investment Securities	(3,066,659)
Foreign Currency Transactions	(1,065)
Net Realized Gain (Loss) on Investments and Foreign Currencies	(3,067,724)
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(203,779)
Foreign Currency Transactions	407
Net Change in Unrealized Appreciation (Depreciation) of Investments	(203,372)
Net Gain (Loss) on Investments	(3,271,096)
Net Increase (Decrease) in Net Assets Resulting from Operations	$6,588,556

Statement of Changes in Net Assets

	For the Year Ended March 31, 2006	For the Year Ended March 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$9,859,652	$10,388,202
Net Realized Gain (Loss) on Investments and Foreign Currencies	(3,067,724)	6,803,004
Net Change in Unrealized Appreciation (Depreciation) of Investments	(203,372)	(6,546,947)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,588,556	10,644,259
Distributions to Shareholders from:
Distributions to Class A Shareholders from Net Investment Income	(9,895,183)	(10,146,408)
Distributions to Class B Shareholders from Net Investment Income	(274,427)	(317,424)
Distributions to Class C Shareholders from Net Investment Income	(27,679)	(57,470)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(10,197,289)	(10,521,302)
Fund Share Transactions:
Class A
Proceeds from Sale of 839,989 and 2,318,339 Shares	5,904,266	16,647,310
Proceeds from Shares Issued on Reinvestment of Distributions Paid (1,337,933 and 1,325,009 shares, respectively)	9,395,137	9,531,340
Payments for 3,924,491 and 1,315,820 Shares Redeemed	(27,331,381)	(9,474,971)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((1,746,569) and 2,327,528 shares, respectively)	(12,031,978)	16,703,679
Class B
Proceeds from Sale of 33,194 and 60,595 Shares	233,387	433,179
Proceeds from Shares Issued on Reinvestment of Distributions Paid (32,661 and 36,810 shares, respectively)	229,202	264,449
Payments for 164,718 and 138,755 Shares Redeemed	(1,153,601)	(990,295)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((98,863) and (41,350) shares, respectively)	(691,012)	(292,667)
Class C
Proceeds from Sale of 24,422 and 47,920 Shares	171,671	343,690
Proceeds from Shares Issued on Reinvestment of Distributions Paid (3,794 and 7,493 shares, respectively)	26,612	53,390
Payments for 18,175 and 163,930 Shares Redeemed	(126,913)	(1,203,250)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (10,041 and (108,517) shares, respectively)	71,370	(806,170)
Total Increase (Decrease) in Net Assets	(16,260,353)	15,727,799

Net Assets
Beginning of Period	162,548,499	146,820,700
End of Period (Includes undistributed net investment income of $(89,648) and $(16,577) respectively)	$146,288,146	$162,548,499

March 31, 2006

Financial Highlights

	CLASS A
(For a share outstanding throughout the period)	For the Year Ended March 31, 2006(a)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)	For the Year Ended March 31, 2002(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$7.14	$7.13	$6.25	$6.79	$7.49
Income from Investment Operations:
Net Investment Income (Loss)	0.45 (b)	0.48 (b)	0.50 (b)	0.57 (b)	0.68
Net Realized and Unrealized Gains (Losses) on Investments	(0.14)	0.02	0.88	(0.53)	(0.69)
Total from Investment Operations	0.31	0.50	1.38	0.04	(0.01)
Less Distributions:
Distributions from Net Investment Income	(0.46)	(0.49)	(0.50)	(0.58)	(0.69)
Distributions from Realized Gains on Investments	—	—	—	—	—
Total Distributions	(0.46)	(0.49)	(0.50)	(0.58)	(0.69)
Net Asset Value, End of Period	$6.99	$7.14	$7.13	$6.25	$6.79
Total Return(c)	4.55%	7.16%	22.79%	1.15%	(0.08)%
Ratios and Supplemental Data
Net Assets, End of Period	$141,592,864	$157,118,483	$140,330,099	$107,050,590	$53,505,726
Ratio of Gross Expenses to Average Net Assets	1.26%	1.31%	1.35%	1.46%	1.50%
Ratio of Net Expenses to Average Net Assets	1.26%	1.30%	1.30%	1.30%	1.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	6.38%	6.70%	7.29%	9.24%	9.66%
Portfolio Turnover Rate	115.72%	141.21%	199.27%	78.07%	86.85%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights (continued)

	CLASS B
(For a share outstanding throughout the period)	For the Year Ended March 31, 2006(a)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)	For the Year Ended March 31, 2002(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$7.13	$7.13	$6.24	$6.78	$7.49
Income from Investment Operations:
Net Investment Income (Loss)	0.40 (b)	0.43 (b)	0.45 (b)	0.53 (b)	0.63
Net Realized and Unrealized Gains (Losses) on Investments	(0.14)	0.01	0.90	(0.53)	(0.70)
Total from Investment Operations	0.26	0.44	1.35	—	(0.07)
Less Distributions:
Distributions from Net Investment Income	(0.41)	(0.44)	(0.46)	(0.54)	(0.64)
Distributions from Realized Gains on Investments	—	—	—	—	—
Total Distributions	(0.41)	(0.44)	(0.46)	(0.54)	(0.64)
Net Asset Value, End of Period	$6.98	$7.13	$7.13	$6.24	$6.78
Total Return(c)	3.84%	6.32%	22.19%	0.48%	(0.87)%
Ratios and Supplemental Data
Net Assets, End of Period	$4,231,440	$5,027,813	$5,316,196	$4,243,051	$3,843,405
Ratio of Gross Expenses to Average Net Assets	1.99%	1.99%	2.00%	2.11%	2.15%
Ratio of Net Expenses to Average Net Assets	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	5.69%	6.06%	6.63%	8.64%	9.01%
Portfolio Turnover Rate	115.72%	141.21%	199.27%	78.07%	86.85%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2006

Financial Highlights (continued)

	CLASS C
(For a share outstanding throughout the period)	For the Year Ended March 31, 2006	For the Year Ended March 31, 2005	For the Period November 17, 2003(a) through March 31, 2004
Selected Per Share Data
Net Asset Value, Beginning of Period	$7.13	$7.12	$6.89
Income from Investment Operations:
Net Investment Income (Loss)	0.39 (b)	0.43 (b)	0.16	(b)
Net Realized and Unrealized Gains (Losses) on Investments	(0.13)	0.01	0.23
Total from Investment Operations	0.26	0.44	0.39
Less Distributions:
Distributions from Net Investment Income	(0.41)	(0.43)	(0.16)
Distributions from Realized Gains on Investments	—	—	—
Total Distributions	(0.41)	(0.43)	(0.16)
Net Asset Value, End of Period	$6.98	$7.13	$7.12
Total Return(c)	3.84%	6.46%	5.76%	(d)
Ratios and Supplemental Data
Net Assets, End of Period	$463,842	$402,203	$1,174,405
Ratio of Gross Expenses to Average Net Assets	1.99%	1.99%	2.03%	(e)
Ratio of Net Expenses to Average Net Assets	1.95%	1.95%	1.95%	(e)
Ratio of Net Investment Income (Loss) to Average Net Assets	5.66%	6.02%	6.20%	(e)
Portfolio Turnover Rate	115.72%	141.21%	199.27%	(f)

(a)	Share Class commenced operations November 17, 2003.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)	Reflects total return for the period; not annualized.

(e)	Computed on an annualized basis.

(f)	Portfolio turnover rate is for the Fund for the fiscal year ended March 31, 2004.

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Assets and Liabilities

March 31, 2006
Assets
Investments, at value(1)	$36,978,663
Cash	1,476,370
Dividends and Interest Receivables	489,718
Total Assets	38,944,751
Liabilities
Income Dividend Payable	6,045
Accrued Expenses	24,329
Total Liabilities	30,374
Net Assets	$38,914,377
Represented By:
Aggregate Paid in Capital(2)(3)	$39,324,668
Undistributed Net Investment Income (Loss)	33,650
Undistributed Accumulated Net Realized Gain (Loss) on Investments	(1,121,708)
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	677,767
Net Assets for Shares Outstanding(3)	$38,914,377
Per Share of Class A (Based on 3,435,018 Shares Issued and Outstanding)
Offering Price	$11.25
Net Asset Value and Redemption Price	$10.72
Per Share of Class B (Based on 194,075 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$10.72

(1) Investments, at cost	$36,300,896
(2) Shares Outstanding	3,629,093
(3) Shares authorized, $.001 par value	300,000,000

Statement of Operations

For the Year Ended March 31, 2006
Investment Income
Income
Interest	$4,045,250
Total Income	4,045,250
Expenses
Management Fees	302,114
Shareholder Servicing Fees	251,261
Administrative Fees	100,486
Transfer Agent Fees	53,458
Distribution Fees:
Class A	26,584
Class B	17,599
Audit Fees	18,700
Registration Fees	18,229
Shareholder Reporting Fees	17,589
Custodian Fees	10,770
Professional Fees	10,044
Directors Fees	6,682
Other Expenses	5,032
Total Expenses	838,548
Less Waived Fees:
Paid by Affiliate	(912)
Paid Indirectly	(3,617)
Total Net Expenses	834,019
Net Investment Income (Loss)	3,211,231

Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net Realized Gain (Loss) on:
Investment Securities	1,488,652
Futures Contracts	46,106
Net Realized Gain (Loss) on Investments and Foreign Currencies	1,534,758
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(1,553,272)
Futures Contracts	(80,391)
Net Change in Unrealized Appreciation (Depreciation) of Investments	(1,633,663)
Net Gain (Loss) on Investments	(98,905)
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,112,326

March 31, 2006

Statement of Changes in Net Assets

	For the Year Ended March 31, 2006	For the Year Ended March 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$3,211,231	$3,660,128
Net Realized Gain (Loss) on Investments and Foreign Currencies	1,534,758	15,539
Net Change in Unrealized Appreciation (Depreciation) of Investments	(1,633,663)	(1,887,014)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,112,326	1,788,653
Distributions to Shareholders from:
Distributions to Class A Shareholders from Net Investment Income	(3,153,287)	(3,598,718)
Distributions to Class B Shareholders from Net Investment Income	(58,352)	(61,410)
Distributions to Class A Shareholders from Net Realized Gain on Investments	—	(1,833,757)
Distributions to Class B Shareholders from Net Realized Gain on Investments	—	(40,890)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(3,211,639)	(5,534,775)
Fund Share Transactions:
Class A
Proceeds from Sale of 477,920 and 933,825 Shares	5,222,488	10,196,270
Proceeds from Shares Issued on Reinvestment of Distributions Paid (267,697 and 472,842 shares, respectively)	2,902,942	5,132,916
Payments for 8,803,698 and 816,638 Shares Redeemed	(94,593,140)	(8,868,046)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((8,058,081) and 590,029 shares, respectively)	(86,467,710)	6,461,140
Class B
Proceeds from Sale of 11,759 and 14,180 Shares	128,146	155,044
Proceeds from Shares Issued on Reinvestment of Distributions Paid (4,486 and 7,998 shares, respectively)	48,607	86,790
Payments for 53,456 and 32,686 Shares Redeemed	(576,977)	(355,581)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((37,211) and (10,508) shares, respectively)	(400,224)	(113,747)
Total Increase (Decrease) in Net Assets	(86,967,247)	2,601,271

Net Assets
Beginning of Period	125,881,624	123,280,353
End of Period (Includes undistributed net investment income of $33,650 and $34,250 respectively)	$38,914,377	$125,881,624

Financial Highlights

	CLASS A
(For a share outstanding throughout the period)	For the Year Ended March 31, 2006(a)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)	For the Year Ended March 31, 2002(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$10.74	$11.06	$10.98	$10.50	$10.70
Income from Investment Operations:
Net Investment Income (Loss)	0.35 (b)	0.33 (b)	0.33 (b)	0.41 (b)	0.44
Net Realized and Unrealized Gains (Losses) on Investments	(0.03)	(0.15)	0.24	0.61	0.01
Total from Investment Operations	0.32	0.18	0.57	1.02	0.45
Less Distributions:
Distributions from Net Investment Income	(0.34)	(0.33)	(0.33)	(0.42)	(0.45)
Distributions from Realized Gains on Investments	—	(0.17)	(0.16)	(0.12)	(0.20)
Total Distributions	(0.34)	(0.50)	(0.49)	(0.54)	(0.65)
Net Asset Value, End of Period	$10.72	$10.74	$11.06	$10.98	$10.50
Total Return(c)	3.01%	1.63%	5.31%	9.88%	4.26%
Ratios and Supplemental Data
Net Assets, End of Period	$36,833,546	$123,398,863	$120,606,013	$107,769,680	$57,372,945
Ratio of Gross Expenses to Average Net Assets	0.82%	0.84%	0.89%	0.93%	1.00%
Ratio of Net Expenses to Average Net Assets	0.82%	0.84%	0.85%	0.85%	0.85%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.21%	3.01%	3.01%	3.78%	4.14%
Portfolio Turnover Rate	26.53%	42.89%	814.99% (d)	47.56%	172.55%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)	Portfolio turnover rate includes the effect of using U.S. Treasuries in same day trades to manage interest rate risk. The rate would be 238.41% if this trading activity was excluded from the calculation. The Fund’s advisor intends to manage interest rate risk in the future through the use of futures contracts and other derivatives-related hedging strategies, many of which would not impact the portfolio turnover rate.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2006

Financial Highlights (continued)

	CLASS B
(For a share outstanding throughout the period)	For the Year Ended March 31, 2006(a)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)	For the Year Ended March 31, 2002(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$10.73	$11.06	$10.98	$10.50	$10.70
Income from Investment Operations:
Net Investment Income (Loss)	0.27 (b)	0.26 (b)	0.26 (b)	0.34 (b)	0.37
Net Realized and Unrealized Gains (Losses) on Investments	(0.01)	(0.16)	0.24	0.61	0.00 (c)
Total from Investment Operations	0.26	0.10	0.50	0.95	0.37
Less Distributions:
Distributions from Net Investment Income	(0.27)	(0.26)	(0.26)	(0.35)	(0.37)
Distributions from Realized Gains on Investments	—	(0.17)	(0.16)	(0.12)	(0.20)
Total Distributions	(0.27)	(0.43)	(0.42)	(0.47)	(0.57)
Net Asset Value, End of Period	$10.72	$10.73	$11.06	$10.98	$10.50
Total Return(d)	2.42%	0.89%	4.62%	9.16%	3.58%
Ratios and Supplemental Data
Net Assets, End of Period	$2,080,831	$2,482,761	$2,674,340	$3,532,913	$1,429,016
Ratio of Gross Expenses to Average Net Assets	1.54%	1.52%	1.54%	1.58%	1.65%
Ratio of Net Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.49%	2.36%	2.39%	3.11%	3.49%
Portfolio Turnover Rate	26.53%	42.89%	814.99% (e)	47.56%	172.55%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Amount is less than $0.005.

(d)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(e)	Portfolio turnover rate includes the effect of using U.S. Treasuries in same day trades to manage interest rate risk. The rate would be 238.41% if this trading activity was excluded from the calculation. The Fund’s advisor intends to manage interest rate risk in the future through the use of futures contracts and other derivatives-related hedging strategies, many of which would not impact the portfolio turnover rate.

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Assets and Liabilities

March 31, 2006
Assets
Investments, at value(1)	$130,672,253
Cash	889,186
Due From Sale of Securities	676,967
Dividends and Interest Receivables	989,192
Total Assets	133,227,598
Liabilities
Due on Purchase of Securities	693,124
Income Dividend Payable	24,611
Accrued Expenses	49,586
Futures Variation Margin	6,389
Total Liabilities	773,710
Net Assets	$132,453,888
Represented By:
Aggregate Paid in Capital(2)(3)	$142,544,235
Undistributed Net Investment Income (Loss)	(193,145)
Undistributed Accumulated Net Realized Gain (Loss) on Investments	(6,169,878)
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(3,818,917)
Futures Contracts	91,593
Net Assets for Shares Outstanding(3)	$132,453,888
Per Share of Class A (Based on 12,977,096 Shares Issued and Outstanding)
Offering Price	$9.80
Net Asset Value and Redemption Price	$9.33
Per Share of Class B (Based on 1,006,366 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$9.33
Per Share of Class C (Based on 214,062 Shares Issued and Outstanding)
Net Asset Value and Offering Price	$9.33

(1) Investments, at cost	$134,491,170
(2) Shares Outstanding	14,197,524
(3) Shares authorized, $.001 par value	300,000,000

Statement of Operations

For the Year Ended March 31, 2006
Investment Income
Income
Interest	$9,186,455
Total Income	9,186,455
Expenses
Management Fees	611,356
Shareholder Servicing Fees	510,183
Administrative Fees	203,786
Transfer Agent Fees	157,195
Distribution Fees:
Class A	119,348
Class B	73,310
Class C	15,499
Custodian Fees	29,873
Other Expenses	27,190
Registration Fees	25,126
Audit Fees	17,800
Shareholder Reporting Fees	17,589
Professional Fees	10,459
Directors Fees	6,682
Total Expenses	1,825,396
Less Waived Fees:
Paid by Affiliate	(15,501)
Paid Indirectly	(3,735)
Total Net Expenses	1,806,160
Net Investment Income (Loss)	7,380,295

Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net Realized Gain (Loss) on:
Investment Securities	(4,570,397)
Futures Contracts	201,069
Foreign Currency Transactions	(98,009)
Net Realized Gain (Loss) on Investments and Foreign Currencies	(4,467,337)
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(98,980)
Futures Contracts	206,531
Net Change in Unrealized Appreciation (Depreciation) of Investments	107,551
Net Gain (Loss) on Investments	(4,359,786)
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,020,509

March 31, 2006

Statement of Changes in Net Assets

	For the Year Ended March 31, 2006	For the Year Ended March 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$7,380,295	$6,180,061
Net Realized Gain (Loss) on Investments and Foreign Currencies	(4,467,337)	303,384
Net Change in Unrealized Appreciation (Depreciation) of Investments	107,551	(5,964,642)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,020,509	518,803
Distributions to Shareholders from:
Distributions to Class A Shareholders from Net Investment Income	(7,506,310)	(6,492,384)
Distributions to Class B Shareholders from Net Investment Income	(317,474)	(326,528)
Distributions to Class C Shareholders from Net Investment Income	(67,368)	(59,586)
Distributions to Class A Shareholders from Net Realized Gain on Investments	—	(1,244,550)
Distributions to Class B Shareholders from Net Realized Gain on Investments	—	(72,244)
Distributions to Class C Shareholders from Net Realized Gain on Investments	—	(11,276)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(7,891,152)	(8,206,568)
Fund Share Transactions:
Class A
Proceeds from Sale of 4,874,382 and 7,797,835 Shares	46,966,237	75,322,941
Proceeds from Shares Issued on Reinvestment of Distributions Paid (737,390 and 744,377 shares, respectively)	7,047,017	7,221,319
Payments for 13,112,351 and 2,696,579 Shares Redeemed	(124,042,033)	(26,175,843)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((7,500,579) and 5,845,633 shares, respectively)	(70,028,779)	56,368,417
Class B
Proceeds from Sale of 126,300 and 180,543 Shares	1,204,767	1,757,532
Proceeds from Shares Issued on Reinvestment of Distributions Paid (28,159 and 33,676 shares, respectively)	268,789	326,599
Payments for 195,688 and 301,067 Shares Redeemed	(1,866,380)	(2,922,866)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((41,229) and (86,848) shares, respectively)	(392,824)	(838,735)
Class C
Proceeds from Sale of 73,088 and 158,997 Shares	703,421	1,543,552
Proceeds from Shares Issued on Reinvestment of Distributions Paid (6,755 and 7,034 shares, respectively)	64,456	68,242
Payments for 55,129 and 139,917 Shares Redeemed	(525,214)	(1,367,302)
Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (24,714 and 26,114 shares, respectively)	242,663	244,492
Total Increase (Decrease) in Net Assets	(75,049,583)	48,086,409

Net Assets
Beginning of Period	207,503,471	159,417,062
End of Period (Includes undistributed net investment income of $(193,145) and $(103,970) respectively)	$132,453,888	$207,503,471

Financial Highlights

	CLASS A
(For a share outstanding throughout the period)	For the Year Ended March 31, 2006(a)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)	For the Year Ended March 31, 2002(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$9.56	$10.01	$9.98	$9.50	$9.69
Income from Investment Operations:
Net Investment Income (Loss)	0.35 (b)	0.32 (b)	0.31 (b)	0.41 (b)	0.49
Net Realized and Unrealized Gains (Losses) on Investments	(0.21)	(0.34)	0.32	0.82	0.05
Total from Investment Operations	0.14	(0.02)	0.63	1.23	0.54
Less Distributions:
Distributions from Net Investment Income	(0.37)	(0.36)	(0.36)	(0.45)	(0.49)
Distributions from Realized Gains on Investments	—	(0.07)	(0.24)	(0.30)	(0.24)
Total Distributions	(0.37)	(0.43)	(0.60)	(0.75)	(0.73)
Net Asset Value, End of Period	$9.33	$9.56	$10.01	$9.98	$9.50
Total Return(c)	1.47%	(0.27)%	6.50%	13.19%	5.76%
Ratios and Supplemental Data
Net Assets, End of Period	$121,068,940	$195,683,948	$146,430,880	$107,952,560	$64,073,225
Ratio of Gross Expenses to Average Net Assets	0.86%	0.88%	0.93%	0.96%	1.04%
Ratio of Net Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.66%	3.29%	3.08%	4.13%	4.97%
Portfolio Turnover Rate	250.89% (d)	233.01%	167.56%	213.99%	129.22%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)	Portfolio turnover rate excludes the impact of mortgage dollar roll transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2006

Financial Highlights (continued)

	CLASS B
(For a share outstanding throughout the period)	For the Year Ended March 31, 2006(a)	For the Year Ended March 31, 2005(a)	For the Year Ended March 31, 2004(a)	For the Year Ended March 31, 2003(a)	For the Year Ended March 31, 2002(a)
Selected Per Share Data
Net Asset Value, Beginning of Period	$9.56	$10.01	$9.98	$9.50	$9.69
Income from Investment Operations:
Net Investment Income (Loss)	0.29 (b)	0.25 (b)	0.24 (b)	0.34 (b)	0.43
Net Realized and Unrealized Gains (Losses) on Investments	(0.21)	(0.35)	0.33	0.82	0.05
Total from Investment Operations	0.08	(0.10)	0.57	1.16	0.48
Less Distributions:
Distributions from Net Investment Income	(0.31)	(0.29)	(0.30)	(0.38)	(0.43)
Distributions from Realized Gains on Investments	—	(0.06)	(0.24)	(0.30)	(0.24)
Total Distributions	(0.31)	(0.35)	(0.54)	(0.68)	(0.67)
Net Asset Value, End of Period	$9.33	$9.56	$10.01	$9.98	$9.50
Total Return(c)	0.82%	(0.91)%	5.80%	12.46%	5.08%
Ratios and Supplemental Data
Net Assets, End of Period	$9,387,851	$10,010,452	$11,352,945	$10,081,933	$4,517,809
Ratio of Gross Expenses to Average Net Assets	1.54%	1.55%	1.57%	1.61%	1.69%
Ratio of Net Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.99%	2.64%	2.44%	3.41%	4.32%
Portfolio Turnover Rate	250.89% (d)	233.01%	167.56%	213.99%	129.22%

(a)	For the twelve months ended March 31.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)	Portfolio turnover rate excludes the impact of mortgage dollar roll transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights (continued)

	CLASS C
(For a share outstanding throughout the period)	For the Year Ended March 31, 2006	For the Year Ended March 31, 2005	For the Period November 17, 2003(a) through March 31, 2004
Selected Per Share Data
Net Asset Value, Beginning of Period	$9.55	$10.01	$10.04
Income from Investment Operations:
Net Investment Income (Loss)	0.29 (b)	0.25 (b)	0.08	(b)
Net Realized and Unrealized Gains (Losses) on Investments	(0.20)	(0.37)	0.23
Total from Investment Operations	0.09	(0.12)	0.31
Less Distributions:
Distributions from Net Investment Income	(0.31)	(0.29)	(0.10)
Distributions from Realized Gains on Investments	—	(0.05)	(0.24)
Total Distributions	(0.31)	(0.34)	(0.34)
Net Asset Value, End of Period	$9.33	$9.55	$10.01
Total Return(c)	0.92%	(1.02)%	3.14%	(d)
Ratios and Supplemental Data
Net Assets, End of Period	$1,997,096	$1,809,071	$1,633,237
Ratio of Gross Expenses to Average Net Assets	1.54%	1.55%	1.61%	(e)
Ratio of Net Expenses to Average Net Assets	1.50%	1.50%	1.50%	(e)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.00%	2.60%	2.18%	(e)
Portfolio Turnover Rate	250.89% (g)	233.01%	167.56%	(f)

(a)	Share Class commenced operations November 17, 2003.

(b)	Calculated based on average shares outstanding.

(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)	Reflects total return for the period; not annualized.

(e)	Computed on an annualized basis.

(f)	Portfolio turnover rate is for the Fund for the fiscal year ended March 31, 2004.

(g)	Portfolio turnover rate excludes the impact of mortgage dollar roll transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

March 31, 2006

Notes to Financial Statements

Note 1

Mason Street Funds, Inc. was incorporated under the laws of the state of Maryland on August 30, 1996 as an open-end investment company under the Investment Company Act of 1940. Mason Street Funds consist of the Small Cap Growth Stock, Aggressive Growth Stock, International Equity, Index 400 Stock, Growth Stock, Large Cap Core Stock, Index 500 Stock, Asset Allocation, High Yield Bond, Municipal Bond and Select Bond Funds, collectively known as the “Funds.”

At the close of business on March 24, 2006, all of the Index 400 Stock Fund was merged into the Federated Mid-Cap Index Fund in exchange for shares of the Federated Mid-Cap Index Fund. At the close of business on March 31, 2006, the other Mason Street Funds were merged into various American Century Funds in exchange for shares of American Century Funds as follows:

Mason Street Small Cap Growth Stock Fund	American Century-Mason Street Small Cap Growth Fund
Mason Street Aggressive Growth Stock Fund	American Century-Mason Street Mid Cap Growth Fund
Mason Street International Equity Fund	American Century International Value Fund
Mason Street Growth Stock Fund	American Century Select Fund
Mason Street Large Cap Core Stock Fund	American Century Equity Growth Fund
Mason Street Index 500 Stock Fund	American Century Equity Index Fund
Mason Street Asset Allocation Fund	American Century Strategic Allocation: Moderate Fund
Mason Street High Yield Bond Fund	American Century-Mason Street High Yield Bond Fund
Mason Street Municipal Bond Fund	American Century Long-Term Tax-Free Fund
Mason Street Select Bond Fund	American Century-Mason Street Select Bond Fund

These transactions resulted in the termination of these funds as series portfolios of Mason Street Funds, Inc.

See Shareholder Meeting following the Footnotes to the Financial Statements.

The Financial Statements and Notes to the Financial Statements represent the activity of the Funds just prior to their respective mergers at the close of business on March 24th for the Index 400 Fund and March 31st for the remaining funds.

Each Fund is diversified, except the Index 400 Stock and the Index 500 Stock Funds which are non-diversified. Each Fund offers two classes of shares: Class A shares with an initial sales charge up to 4.75% and Class B shares with a contingent deferred sales charge of 5.0% for redemptions in one year or less declining to 0% over a period of up to six years. Class B shares are automatically converted to Class A shares two years after the expiration of any contingent deferred sales charge. Effective November 17, 2003, the Small Cap Growth Stock, Aggressive Growth Stock, Growth Stock, Asset Allocation, High Yield Bond and Select Bond Funds issued an additional class of Shares: Class C shares with a contingent deferred sales charge of 1.0% for redemptions within a period of eighteen months. Class C shares are automatically converted to Class A shares ten years after the purchase of such Class C shares. Each class of shares has equal rights with respect to voting privileges.

As of March 31 2006, The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) and an affiliate own the following percentages of Class A shares of each Fund:

Fund	Percentage of Ownership
Small Cap Growth Stock Fund	0%
Aggressive Growth Stock Fund	73%
International Equity Fund	52%
Index 400 Stock Fund	78%	*
Growth Stock Fund	84%
Large Cap Core Stock Fund	93%
Index 500 Stock Fund	64%
Asset Allocation Fund	46%
High Yield Bond Fund	79%
Municipal Bond Fund	42%
Select Bond Fund	24%

*Represents March 24, 2006 information.

During the fiscal year ended March 31, 2006, Northwestern Mutual and an affiliate redeemed the following dollar amounts from the respective funds:

Fund	2006
International Equity Fund	$183,053,874	*
Index 400 Stock Fund	17,900,000
Growth Stock Fund	13,929,748
Large Cap Core Stock Fund	14,505,982
Index 500 Stock Fund	16,960,207
Asset Allocation Fund	16,772,903
High Yield Bond Fund	14,000,000
Municipal Bond Fund	79,415,452	*
Select Bond Fund	46,527,885	*

*Includes amounts redeemed in kind.

On October 28, 2005, a nonaffiliated financial institution representing group annuity contact owners redeemed $45,342,758 out of the Select Bond Fund.

Note 2

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies are summarized in the following Notes.

Note 3

Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional-size trading units of bonds. Stocks listed on a national or foreign stock exchange are generally valued at the last sale price on the exchange on which the security is principally traded.

Stocks listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) for which a NASDAQ Official Closing Price (“NOCP”) is available are valued at the NOCP. If there has been no sale on such exchange or on NASDAQ, the security is valued at the final bid price. Stocks that are not listed on a national or foreign stock exchange are generally valued at the last sale price or closing bid price if no sale has occurred. Securities for which market quotations are not readily available are valued at fair value determined by procedures approved by the Board of Directors. The fair value procedure is used if a significant event that is likely to have affected the value of the securities takes place after the time of the most recent market quotations or the market quotations for other reasons do not reflect information material to the value of those securities.

Generally, money market investments with maturities exceeding 60 days are valued by marking to market on the basis of an average of the most recent bid prices or yields. Generally, money market investments with maturities of 60 days or less are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

Note 4

Certain of the Funds may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Funds purchase or sell a foreign security they may enter into a foreign exchange currency contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risk may arise from changes in market value of underlying instruments and from the possible inability of counter-parties to meet the terms of their contracts.

The Funds do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such foreign exchange rate fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized and unrealized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

March 31, 2006

For federal income tax purposes, net realized and unrealized foreign exchange gains or losses are generally required to be treated as ordinary income.

Note 5

The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Large Cap Core Stock, Index 500 Stock, Asset Allocation, High Yield Bond, Municipal Bond and Select Bond Funds may invest in futures contracts as an alternative to investing in individual securities and therefore could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Funds receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin,” are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

Note 6

Income, expenses, realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding for the Small Cap Growth Stock, Aggressive Growth Stock, International Equity, Index 400 Stock, Growth Stock, Large Cap Core Stock, Index 500 Stock and Asset Allocation Funds. Dividends and other distributions are calculated in a similar manner and are declared and distributed to shareholders annually for these Funds.

For the High Yield Bond, Municipal Bond and Select Bond Funds, income and expenses are allocated daily to each class of shares based on the value of settled shares. Realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding. Dividends and other distributions are calculated in a similar manner. Income dividends are declared daily and paid monthly.

Capital gain dividends are declared and distributed annually. During the year ended 2006, certain funds may have utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Note 7

Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased in the Funds are amortized to interest income over the term of the respective securities using the effective interest method. For financial statement purposes, securities transactions are accounted for on trade date.

The basis for determining cost on sale of securities is identified cost. For the year ended March 31, 2006, transactions in securities other than money market investments were:

	Purchases		Sales/Maturities
Fund	U.S. Government Securities	Other	U.S. Government Securities	Other
Small Cap Growth Stock Fund	—	$ 51,775,517	—	$ 40,644,162
Aggressive Growth Stock	—	155,494,244	—	166,418,205
International Equity Fund	—	13,381,212	—	190,343,255
Index 400 Stock Fund	—	51,302,342	—	52,669,406
Growth Stock Fund	—	47,623,548	—	60,180,740
Large Cap Core Stock Fund	—	54,124,912	—	68,535,247
Index 500 Stock Fund	—	8,543,002	—	38,831,092
Asset Allocation Fund	$ 55,114,793	146,182,161	$ 61,004,747	172,231,834
High Yield Bond Fund	—	169,626,379	—	182,459,217
Municipal Bond Fund	—	11,690,710	—	90,491,847
Select Bond Fund	269,704,437	252,925,002	301,728,463	283,268,009

Note 8

Mason Street Advisors, LLC (a wholly-owned company of Northwestern Mutual) (“MSA”) serves as investment advisor to each of the Funds, with the International Equity Fund also being served by a sub-adviser. Each Fund pays MSA a fee for investment advisory services at an annual rate based on average daily net assets of the Fund according to the following schedule:

Fund	Fee
Small Cap Growth Stock Fund	0.85%
Aggressive Growth Stock	0.75%
International Equity Fund	0.85%
Index 400 Stock Fund	0.25%
Growth Stock Fund	0.75%
Large Cap Core Stock Fund	0.65%
Index 500 Stock Fund	0.25%
Asset Allocation Fund	0.70%
High Yield Bond Fund	0.75%
Municipal Bond Fund	0.30%
Select Bond Fund	0.30%

Templeton Investment Counsel, Inc. (“Templeton”) has been retained by MSA under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the International Equity Fund. From the investment advisory fees received from the Fund, MSA pays Templeton 0.50% on the first $100 million of the combined net assets for all funds managed for MSA by Templeton and 0.40% on the combined net assets in excess of $100 million.

Northwestern Mutual Investment Services, LLC (a wholly-owned company of Northwestern Mutual) (“NMIS”) serves as the Distributor of the Funds. NMIS is an affiliate of MSA. The Funds have a 12b-1 distribution plan and shareholder services agreement with NMIS pursuant to which they pay an annual fee up to 0.35% for Class A shares and up to 1.00% for Classes B and C shares. This fee is calculated on average daily net assets.

The maximum 0.35% fee for Class A shares is comprised of a 0.25% shareholder servicing fee and up to a 0.10% distribution fee paid to NMIS. Actual distribution fees accrued for the year ended March 31, 2006 for Class A shares are listed in the table below.

Fund	Distribution Fee
Small Cap Growth Stock Fund	0.10%
Aggressive Growth Stock	0.02%
International Equity Fund	0.01%
Index 400 Stock Fund	0.02%
Growth Stock Fund	0.01%
Large Cap Core Stock Fund	0.01%
Index 500 Stock Fund	0.03%
Asset Allocation Fund	0.05%
High Yield Bond Fund	0.02%
Municipal Bond Fund	0.03%
Select Bond Fund	0.06%

The maximum 1.00% fee for Classes B and C shares is comprised of a 0.25% shareholder servicing fee and up to a 0.75% distribution fee paid to NMIS.

March 31, 2006

NMIS received $634,477 of dealer allowances for the year ended March 31, 2006. NMIS received $143,725 of underwriting concessions from Class A sales charges, $146,947 of contingent deferred sales charges from Class B shares and $7,177 of contingent deferred sales charges from Class C shares for the year ended March 31, 2006. NMIS attributes approximately $954,306 of fee income from fees earned on assets held in fee-based brokerage accounts to the Mason Street Funds.

Each Fund also pays the administrator, Northwestern Mutual, a monthly fee at an annual rate of 0.10% of average net assets plus costs for pricing securities. This administration fee is for services including recordkeeping, preparation of reports and fund accounting (except for the International Equity Fund). For the International Equity Fund, Northwestern Mutual waives a portion of its fee equal to the fund accounting fee paid to Brown Brothers Harriman & Co.

In addition, each Fund pays transfer agent and custodian fees, outside professional and auditing fees, registration fees, insurance premiums, Directors’ fees and expenses, and the printing and mailing costs of sending reports and other information to existing shareholders.

The Funds pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for maintaining compensating balances in non-interest bearing accounts. Custodian fees in the accompanying financial statements are reported gross of such reductions which are presented as expense offsets. The Funds could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements.

MSA, Northwestern Mutual and NMIS have agreed to waive their fees and absorb certain other operating expenses through July 31, 2006 to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

Fund	Class A		Class B		Class C
Small Cap Growth Stock Fund	1.40%		2.05%		2.05%
Aggressive Growth Stock	1.30%		1.95%		1.95%
International Equity Fund	1.65%		2.30%		N/A
Index 400 Stock Fund	0.60%	*	1.25%	*	N/A
Growth Stock Fund	1.30%		1.95%		1.95%
Large Cap Core Stock Fund	1.20%		1.85%		N/A
Index 500 Stock Fund	0.60%	✓	1.25%	✓	N/A
Asset Allocation Fund	1.35%		2.00%		2.00%
High Yield Bond Fund	1.30%		1.95%		1.95%
Municipal Bond Fund	0.85%		1.50%		N/A
Select Bond Fund	0.85%		1.50%		1.50%

*Prior to July 22, 2005, the expense caps for Index 400 classes A and B were 0.80% and 1.45% respectively.

✓Prior to July 22, 2005, the expense caps for Index 500 classes A and B were 0.80% and 1.45% respectively.

MSA, Northwestern Mutual and NMIS have waived the following fees for the year ended March 31, 2006:

	Distribution Fees
Fund	Class A	Class B	Class C	Other	Total
Small Cap Growth Stock Fund	$282	$54	$—	$248,921	$249,257
Aggressive Growth Stock	—	6,279	578	—	6,857
Index 400 Stock Fund	23,980	12,096	N/A	163,453	199,529
Growth Stock Fund	—	4,036	164	—	4,200
Large Cap Core Stock Fund	—	714	N/A	—	714
Index 500 Stock Fund	27,295	31,453	N/A	199,718	258,466
Asset Allocation Fund	—	6,389	530	—	6,919
High Yield Bond Fund	—	1,913	193	—	2,106
Municipal Bond Fund	—	912	N/A	—	912
Select Bond Fund		3,699	774	11,028	15,501

Note 9

Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Accordingly, no provisions have been made for federal taxes.

Taxable distributions from net investment income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital gain/loss recognition, the reclassification of certain gains or losses from capital to income and differences in premium amortization. The differences between cost amounts for book purposes and tax purposes are due primarily to timing of recognition of certain gains and losses for tax purposes.

It is the policy of each Fund to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the statements of assets and liabilities.

During 2006, net gains (losses) realized on the in kind redemptions (as described in Note 1) totaled $55,464,430, $1,348,758, and $(801,954) in the International Equity Fund, Municipal Bond Fund, and Select Bond Fund, respectively, all of which were reclassified to paid in capital.

Note 10

When applicable, each of the Funds made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the years ended March 31, 2006 and 2005 were as follows:

	2006 Distributions Paid From:			2005 Distribution Fees
Fund	Ordinary Income		Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Small Cap Growth Stock Fund	$918,544		$4,756,306	$—	$1,684,232
Aggressive Growth Stock	—		16,709,379	—	—
International Equity Fund	2,768,464		4,007,712	2,031,897	2,247,258
Index 400 Stock Fund	4,778,520		27,373,903	1,606,071	5,873,131
Growth Stock Fund	298,316		9,552,528	226,897	—
Large Cap Core Stock Fund	1,031,856		—	797,888	—
Index 500 Stock Fund	2,820,316		6,392,006	1,892,698	953,284
Asset Allocation Fund	5,542,851		15,995,837	2,137,931	2,636,809
High Yield Bond Fund	10,197,289		—	10,521,302	—
Municipal Bond Fund	3,211,639	*	—	5,470,612	64,163
Select Bond Fund	7,891,152		—	7,649,304	557,264

* A portion of these items above are from tax exempt securities.

March 31, 2006

As of March 31, 2006 the components of the distributable earning on a tax basis were as follows:

Fund	Undistributed Ordinary Income		Undistributed Long-term Capital Gains	Accumulated Losses	Unrealized Appreciation (Depreciation)	Total
Small Cap Growth Stock Fund	$—		$2,958,172	$—	$9,984,383	$12,942,555
Aggressive Growth Stock Fund	2,253,852		7,757,181	—	36,109,970	46,121,003
International Equity Fund	1,378,464		13,976,906	(36,669)	19,096,092	34,414,793
Index 400 Stock Fund	—		—	—	54,235,218	54,235,218
Growth Stock Fund	—		—	—	26,449,742	26,449,742
Large Cap Core Stock Fund	—		—	(5,208,644)	32,382,787	27,174,143
Index 500 Stock Fund	—		—	—	32,478,321	32,478,321
Asset Allocation Fund	—		—	—	26,545,582	26,545,582
High Yield Bond Fund	190,989		—	(7,546,450)	(684,516)	(8,039,977)
Municipal Bond Fund	33,649	*	—	(572,437)	128,497	(410,291)
Select Bond Fund	196,562		—	(5,995,260)	(4,291,649)	(10,090,347)
*	A portion of these items above are from tax exempt securities.

Certain losses incurred by the Funds after October 31, 2005 are deferred and deemed to have occurred in the next fiscal year for tax purposes. Net realized capital losses for federal income tax purposes are carried forward to offset future net realized gains, if any, to the extent permitted by the Internal Revenue Code. A summary of the Funds’ post-October losses and capital loss carryovers as of March 31, 2006 is provided below:

Fund	Post-October Losses
International Equity Fund	$36,669
High Yield Bond Fund	1,322,006
Municipal Bond Fund	271,247
Select Bond Fund	1,815,845

	Capital Loss Carryovers
Fund	Amount	Expiration(s)	Utilized in Fiscal Year 2005
Large Cap Core Stock Fund	5,208,644	3/31/12	$9,656,100
High Yield Bond Fund	6,224,444	3/31/11 to 3/31/14	—
Municipal Bond Fund	301,190	3/31/13 to 3/31/14	—
Select Bond Fund	4,179,415	3/31/13 to 3/31/14	—

Note 11

Guarantees

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Mason Street Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Index 400 Fund at March 24, 2006, and the financial position of the Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, International Equity Fund, Growth Stock Fund, Large Cap Core Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, High Yield Bond Fund, Municipal Bond Fund and Select Bond Fund (constituting Mason Street Funds, Inc., hereafter referred to as the “Funds”) at March 31, 2006, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express and opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards set forth by the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 24, 2006 and March 31, 2006, respectively, by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin

May 1, 2006

March 31, 2006

Distributions (Unaudited)

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Funds hereby designate the following amounts as long-term capital gains distributed during the year ended March 31, 2006, or if subsequently determined to be different, the net capital gain of such year:

Fund	Amount
Small Cap Growth Stock Fund	$4,756,306
Aggressive Growth Stock Fund	16,709,379
International Equity Fund	4,007,712
Index 400 Stock Fund	27,551,452	*
Growth Stock Fund	9,552,528
Index 500 Stock Fund	6,392,006
Asset Allocation Fund	15,995,837
*	This amount includes $177,549 of earnings and profits distributed to shareholders on redemptions for the Index 400 Stock Fund.

Dividends distributed during the twelve months which were derived from interest on U.S. government securities which is generally exempt from state income tax are as follows:

Asset Allocation Fund	7%
Select Bond Fund	21%

For the fiscal year ended March 31, 2006, the Municipal Bond Fund designates 99.91% of its income distributions as exempt interest dividends.

Under IRC 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentages of ordinary income dividends (including short-term capital gain distributions) paid by each Fund as income qualifying for the dividends received deduction for the year ended March 31, 2006.

Index 400 Stock Fund	73%
Large Cap Core Stock Fund	100%
Index 500 Stock Fund	100%
Asset Allocation Fund	17%
Growth Stock Fund	100%
Small Cap Growth Fund	19%

For shareholders in the Funds, the percentage of dividend income distributed for the year ended March 31, 2006, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is as follows:

International Equity Fund	100%
Index 400 Stock Fund	75%
Large Cap Core Stock Fund	100%
Index 500 Stock Fund	100%
Growth Stock Fund	100%
Asset Allocation Fund	38%
Small Cap Growth Fund	20%

The International Equity Fund paid foreign taxes of $485,084 and recognized $2,411,946 of foreign source income during the taxable year ended March 31, 2006. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.1033 per share of foreign taxes paid and $0.5137 of gross income earned from foreign sources in the taxable year ended March 31, 2006.

This data is informational only. Every year in January, shareholders are sent information to facilitate the preparation of their income tax returns.

Shareholder Meetings (Unaudited)

On December 14, 2005, the Funds’ Board of Directors approved two separate Agreements and Plans of Reorganization: one with Federated Investors and the other with American Century Investments. At two special meetings of the Funds’ shareholders, on March 15 and March 23, 2006, shareholders voted to approve the following proposals:

Proposal regarding the Mason Street Index 400 Stock Fund:	# of Votes

To approve an Agreement and Plan of Reorganization pursuant to which Federated Mid-Cap Index Fund, a portfolio of Federated Index Trust, would acquire all of the assets of the Mason Street Index 400 Stock Fund in exchange for Shares of Federated Mid-Cap Index Fund to be distributed pro rata by the Mason Street Index 400 Stock Fund to its shareholders, in complete liquidation and termination of the Mason Street Index 400 Stock Fund.

Affirmative	13,209,737
Against	751,814
Abstain	374,065
TOTAL	14,335,616

Shareholder Meeting Date: March 15, 2006

Proposal regarding the remaining Mason Street Funds:

To approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”) providing for (i) the acquisition of the Fund’s assets by the acquiring fund (the “Acquiring Fund”) solely in exchange for an aggregate value of a corresponding class of newly issued shares of capital stock or beneficial interest, if the American Century registrant is a business trust, of the Acquiring Fund equal to the net asset value of the Fund’s assets as calculated, solely for purposes of the Reorganization, using the policies and procedures used by the American Century Funds, and (ii) the subsequent distribution by the Fund of such shares to its shareholders in liquidation of the Fund. A vote in favor of the proposal constituted a vote in favor of the termination of the Fund as a series portfolio of Mason Street Funds, Inc.

Small Cap Growth Stock Fund

Affirmative	2,059,901
Against	56,131
Abstain	52,888
TOTAL	2,168,920

Shareholder Meeting Date: March 23, 2006

Aggressive Growth Stock Fund

Affirmative	11,049,684
Against	117,074
Abstain	203,672
TOTAL	11,370,430

Shareholder Meeting Date: March 15, 2006

International Equity Fund

Affirmative	17,823,373
Against	285,271
Abstain	215,997
TOTAL	18,324,641

Shareholder Meeting Date: March 15, 2006

March 31, 2006

Growth Stock Fund

Affirmative	9,414,837
Against	79,797
Abstain	204,746
TOTAL	9,699,380

Shareholder Meeting Date: March 23, 2006

Large Cap Core Stock Fund

Affirmative	14,693,676
Against	278,356
Abstain	269,117
TOTAL	15,241,149

Shareholder Meeting Date: March 15, 2006

Index 500 Stock Fund

Affirmative	8,530,614
Against	210,782
Abstain	394,500
TOTAL	9,135,896

Shareholder Meeting Date: March 15, 2006

Asset Allocation Fund

Affirmative	9,184,174
Against	313,292
Abstain	342,371
TOTAL	9,839,837

Shareholder Meeting Date: March 15, 2006

High Yield Bond Fund

Affirmative	17,776,345
Against	210,724
Abstain	230,383
TOTAL	18,217,452

Shareholder Meeting Date: March 23, 2006

Municipal Bond Fund

Affirmative	2,127,190
Against	10,422
Abstain	27,343
TOTAL	2,164,955

Shareholder Meeting Date: March 15, 2006

Select Bond Fund

Affirmative	11,268,822
Against	55,064
Abstain	328,334
TOTAL	11,652,220

Shareholder Meeting Date: March 23, 2006

March 31, 2006

Proxy Voting and Portfolio Holdings

Proxy Voting Guidelines

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-888-627-6678. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

The information regarding how the Funds voted proxies during the most recent twelve-month period ended March 31, 2006 is also available without charge, upon request, by calling toll free 1-888-627-6678, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available (i) on the Commission’s website at http://www.sec.gov and (ii) at the Commission’s Public Reference Room.

Director and Officer Information

The name, age and address of the directors, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below as of March 31, 2006. Effective May 1, 2003, each director shall serve for a twelve-year commencing May 1, 2003 or until their earlier death, resignation, retirement or removal from office and election and qualification of their successors. The statement of additional information contains additional information about Fund directors and is available without charge, upon request, by calling 1-888-627-6678.

Independent Directors

Name Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
William A. McIntosh (67) 525 Sheridan Road Kenilworth, IL 60043	Director	Since 1997	29	MGIC Investment Corporation; Comdisco Holding Company, Inc.
Principal Occupation During Past 5 Years: Adjunct Faculty Member, Howard University (1998-2004)
Louis A. Holland (64) 1 North Wacker Drive Suite 700 Chicago, IL 60606	Director	Since 2003	29	Packaging Corporation of America; Lou Holland Growth Fund; AmerUs Group
Principal Occupation During Past 5 Years: Managing Partner and Chief Investment Officer, Holland Capital Management L.P.; Portfolio Manager, Lou Holland Growth Fund
Michael G. Smith (62) 221 North Adams Hinsdale, IL 60521	Director	Since 2003	29	Trustee of Ivy Fund
Principal Occupation During Past 5 Years: Private investor; retired since 1999.

Other Directors
Name Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Edward J. Zore (60) 720 East Wisconsin Avenue Milwaukee, WI 53202	Chairman and Director	Since 2000	29	Manpower, Inc.; Trustee of Northwestern Mutual
Principal Occupation During Past 5 Years: President and Chief Executive Officer of Northwestern Mutual since 2001; President, 2000-2001

March 31, 2006

Executive Officers
Name Age and Address	Position	Length of Time Served
Mark G. Doll (56) 720 East Wisconsin Avenue Milwaukee, WI 53202	President	Since 2003

Principal Occupation During Past 5 Years:

Senior Vice President of Northwestern Mutual; President and Director or Mason Street Advisors, LLC since 2002; Vice Present and Assistant Treasurer-Publics Markets of Northwestern Investment Management Company, LLC from 1998 to 2001

Walter M. Givler (48) 720 East Wisconsin Avenue Milwaukee, WI 53202	Vice President; Chief Financial Officer & Treasurer	Since 2003

Principal Occupation During Past 5 Years:

Vice President of Investment Accounting for Northwestern Mutual since 2002; Associate Controller from 2001 to 2002; prior thereto, Director of New Business, Large Case Division

Randy M. Pavlick (46) 720 East Wisconsin Avenue Milwaukee, WI 53202	Secretary	Since 2006

Principal Occupation During Past 5 Years:

Assistant General Counsel of Northwestern Mutual and Assistant Secretary of Mason Street Advisors, LLC, each since 2004; prior thereto, Vice President and General Counsel of UMB Financial Services, Inc. (formally Sunstone Financial Group, Inc.) (mutual fund service provider) from 1993 to 2004.

Barbara E. Courtney (48) 720 East Wisconsin Avenue Milwaukee, WI 53202	Controller	Since 1996
Principal Occupation During Past 5 Years: Director of Mutual Fund Accounting of Northwestern Mutual since 2002; prior thereto Associate Director
Kate M. Fleming (44) 720 East Wisconsin Ave Milwaukee, WI 53203	Vice President-Operations	Since 2004
Principal Occupation During Past 5 Years: Vice President-Operations of Mason Street Advisors, LLC since 2004. Prior thereto, Assistant General Counsel of Northwestern Mutual
Michael W. Zielinski (31) 720 East Wisconsin Avenue Milwaukee, WI 53202	Chief Compliance Officer	Since 2006

Principal Occupation During Past 5 Years:

Chief Compliance Officer of Mason Street Advisors, LLC since 2006; Counsel, Northwestern Mutual since 2004; Associate Counsel, Quasar Distributors, LLC (broker-dealer) from 2003 to 2004; Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (mutual fund service provider) from 2001 to 2003.

Continuance of the Investment Advisory Agreements With Mason Street Advisors

At its February 2006 meeting, the Board of Directors of Mason Street Funds, Inc. unanimously approved the continuance of the Investment Advisory Agreements between Mason Street Funds, Inc. and Mason Street Advisors, LLC (the “Advisory Agreements”). (Each portfolio comprising the Mason Street Funds is referred to as a “Fund” and collectively as the “Funds.”) In determining whether to approve the continuance of the Advisory Agreements on behalf of the Fund, the directors requested and received detailed information from MSA to assist them in their evaluation. While particular focus is given to an evaluation of the services, performance, fees, costs, and certain other relevant information under the Advisory Agreements at the meeting at which their continuation is formally considered, the evaluation process with respect to MSA and the nature, extent and quality of the services it provides the Funds, is an ongoing one. As a result, the directors’ consideration of the nature, extent and quality of services included deliberations at other meetings in addition to the annual renewal meeting.

The material factors and conclusions that formed the basis for the Board’s determination to approve the continuance of the Advisory Agreements with respect to each Fund include those discussed below. In addition to the information provided to them, the directors considered their experience with and knowledge of the nature and quality of services provided by MSA to the Funds, their interactions with representatives of MSA and its affiliates, and the terms of the pending reorganizations of the Funds. No one particular factor was identified as controlling, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the directors. The continuation of the Advisory Agreements was for the anticipated brief period of time until the proposed reorganizations of the Funds were completed.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of MSA’s services, factors considered by the directors included MSA’s investment personnel, the experience of the portfolio managers of the Funds, and changes in professional and compliance personnel. The directors also considered the scope of the services provided by MSA, MSA’s experience and the performance of the Funds and MSA. The directors recognized that in addition to the investment advisory services provided by MSA, MSA and its affiliates provide administrative services, shareholder servicing and distribution services, oversight of other service providers, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds. Based on its review of these factors and their experience with MSA’s services for the Funds, the directors concluded that they were satisfied with the nature, extent and quality of services provided by MSA with respect to each Fund, and the resources committed by MSA in providing those services.

Investment Performance. The directors considered the investment performance of each of the Funds over a variety of periods. In addition to absolute performance for each Fund for both short and long-term periods, the directors considered (i) a comparison of each Fund’s one-, three- and five-year performance to the returns of appropriate peer groups and universe created by an independent research firm, certain benchmarks and indices, and to the performance averages of each Fund’s respective Morningstar and Lipper categories for the same periods, (ii) the Morningstar overall star rating for each class of shares of each Fund, (iii) the Morningstar and the Lipper rankings for each class of shares for the one-, three- and five-year periods, and (iv) the Wall Street Journal’s one-, three- and five-year ratings for each Fund. The directors evaluated each Fund’s performance against these peer groups and industry benchmarks and indices, and considered independent rankings and ratings, to provide an objective comparative benchmark against which they could assess the performance of the Funds. In addition to performance information presented at the meeting, the directors considered the detailed performance information, market commentary and portfolio analysis they received periodically throughout the year.

Based on its review of the various measures and periods of investment performance for these Funds, the Board concluded that it was satisfied with the relative investment performance of these Funds over time. Regarding the relative performance of certain of the Funds, the Board considered MSA’s explanations for the performance and the steps being taken by MSA to address these concerns, and concluded that the performance of these Funds was being properly monitored.

Management Fees and Other Expenses. In evaluating the management fees paid by the Funds, the directors considered the actual and contractual fees paid by each Fund under the Advisory Agreements, the caps on total net operating expenses for each of the share classes of each of the Funds, and the amounts waived by MSA for each share class during 2005. The directors also considered a

March 31, 2006

comparison of the actual and contractual management fees of the Funds and those of an independently selected peer group of mutual funds for each of the Funds. The directors also considered the total operating expenses of each class of shares of each of the Funds and a comparison of those expenses with each Fund’s respective peer group. The directors noted the fees charged to MSA’s other mutual fund family. However, they did not consider the management fees charged to other MSA clients as relevant because substantially all of those accounts were managed for affiliates of MSA and, as such, they were priced based on different factors and considerations, and in some instances they have investment objectives and policies different than the Funds. The directors considered the comparative data as a guide to help assess the reasonableness of each Fund’s advisory fee, though they acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services among peers provided is often not apparent.

The directors noted that the total net operating expenses of each of the Funds were generally in the top two quintiles of their respective peer groups, with the exception of four Funds. In connection with its review of the expenses of the Index 400 and Index 500 Funds, the directors considered the reduction in each Fund’s expense cap that was implemented in mid-2005, and the anticipated impact on total expenses compared to the peer group when these expense reductions are fully reflected. With respect to the expenses of the Asset Allocation and High Yield Bond Funds, the directors considered the factors resulting in the relatively higher operating expense ratio for the Asset Allocation Fund (such as the Fund’s small asset size, the additional human capital that must be devoted to managing the multi-asset class portfolio, the administration fee and the 12b-1 and shareholder servicing fees charged) and the High Yield Bond Fund (such as the depth and breadth of the management team working on the Fund, the additional human capital that must be devoted to its management, the credit intensive process for this investment class, its relatively small size, and the administration fee and the 12b-1 and shareholder servicing fees charged). The directors noted that absent the proposed reorganization, the expenses of the High Yield Bond Fund would be subject to further monitoring and review.

In considering the level of management fees, the directors considered the relatively small size of the Funds, the increase in management and related costs, the substantial portion of the assets of the Funds that represent investments by affiliates of MSA, and the existing expense cap arrangements and resulting waivers of fees by MSA.

Based on its review of the management and other expenses, the comparative data, the performance of each Fund, other factors deemed relevant by the directors, and the pending reorganization of the Funds, the directors concluded that the management fees and total operating expenses of each of the Funds are reasonable in light of the nature, scope and quality of services provided and the performance of the Funds.

Costs and Profitability. The directors also considered the financial condition of MSA and information concerning the costs and profitability of MSA with respect to its relationship with the Funds. MSA provided a profitability analysis for each Fund which included the expense allocation methodology used, net income by Fund individually and by the Funds in the aggregate, net income of MSA for all of its clients in the aggregate, and net profit margins for each Fund individually and in the aggregate. In connection with its review of the profitability of MSA’s services to the Funds, the directors also considered revenue received by affiliates for administration, shareholder servicing and distribution services provided by these affiliates. The directors also received information on soft dollar arrangements.

The directors recognized that there are limitations inherent in allocating costs and calculating profitability for an organization such as MSA, and that it is difficult to make comparisons of profitability among investment advisors and clients because comparative information is not generally publicly available and, when available, its utility is subject to various assumptions and other factors. Based on its review of the profitability analysis for each Fund, the directors concluded that they were satisfied that MSA’s level of profitability from its relationship with each Fund was not excessive.

Based on a consideration of all these factors in their totality, the directors, including the independent directors, approved the continuation of the Advisory Agreements. Their decision was based on evaluations of all factors as a whole and they did not consider any one factor as controlling.

Continuance of the Sub-Advisory Agreement Between MSA and Templeton.

At its February 2005 meeting, the Board unanimously approved the Sub-Advisory Agreement between MSA and Templeton Investment Counsel, Inc. (the “Sub-Advisory Agreement”), the sub-advisor for the International Equity Fund. The material factors and conclusions that formed the basis for the Board’s approval of the continuance of the Sub-Advisory Agreement at the February 2005 meeting were described in the Mason Street Funds’ Annual Report for the fiscal year ended March 31, 2005. At the February 2005 meeting, the directors determined to consider sub-advisory relationships with the Mason Street Funds and another related fund family on a staggered schedule to afford the directors the opportunity to focus on a smaller number of relationships at any one meeting. As a result, the directors addressed the continuation of the Sub-Advisory Agreement relating to the International Equity Fund again at its May 2005 meeting. The material factors and conclusions that formed the basis for this subsequent continuation are described below.

In determining whether to approve again the continuation of the Sub-Advisory Agreement, the directors requested and received detailed information from MSA and Templeton Investment Counsel, Inc. (“Templeton”) to assist them in their evaluation. The directors also considered the presentations of representatives of Templeton at the meeting. In addition to the information provided to them, the directors considered their experience with and knowledge of the nature and quality of services provided by Templeton, and their interactions with representatives of Templeton. The directors evaluated the information they deemed relevant based solely on the International Equity Fund. No one particular factor was identified as controlling, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the directors.

The directors considered the services provided by Templeton and its experience in providing investment management services. Consideration was given to Templeton’s reputation as a leader in providing investment management services and, in particular, international investing. The directors considered Templeton’s compliance structure, recent personnel changes, its business, personnel and investment operations, and its ability to support its investment philosophy. Based on these factors, the directors concluded that they were satisfied with the nature and extent of the services provided by Templeton on behalf of the International Equity Fund.

The directors also considered the performance of the International Equity Fund over various time periods both on an absolute basis and compared to appropriate market benchmarks and indices. The directors evaluated the International Equity Fund’s performance against market benchmarks and indices to provide an objective comparative benchmark against which they could assess the Fund’s performance. The directors considered that the International Equity Fund’s performance was competitive with its benchmark over various periods, and the explanations of Templeton for those periods where it underperformed. The directors also compared the performance of other accounts managed in a similar manner by Templeton and accepted the explanation for the deviations in performance. The directors concluded that they were satisfied with the performance of the International Equity Fund over time and that they remained confident in the ability of Templeton to manage the Fund.

The directors considered the compensation received by Templeton for serving as investment sub-advisor to the International Equity Fund. Templeton’s sub-advisory fee schedule, including its break points, was considered, as well as the fact that the fee is paid by MSA out of its advisory fee. A comparison of those fees with fees charged by Templeton for similarly managed sub-advised accounts was also considered. Based on its review, the directors concluded that the fees charged by Templeton and the total operating expenses of the International Equity Fund were reasonable in light of the nature, scope and quality of services provided and the performance of the Fund over time.

The directors also considered the profitability information provided by Templeton. The directors recognized that there are limitations inherent in allocating costs and calculating profitability for organizations such as Templeton, and that it is difficult to make comparisons of profitability among investment advisors and clients because comparative information is not generally publicly available and, when available, its utility is subject to various assumptions and other factors. Based on its review of Templeton’s profitability data, the directors concluded that they were satisfied that the level of profitability was not excessive. The directors also considered information relating to regulatory and litigation matters involving Templeton, as well as brokerage, soft dollar benefits, compliance matters, and financial resources available to Templeton to provide the services under the Sub-Advisory Agreement.

Based on a consideration of all these factors in their totality, the directors, including the independent directors, approved the continuation of the Sub-Advisory Agreement between MSA and Templeton. Their decision was based on evaluations of all factors as a whole and they did not consider any one factor as controlling.

This report is submitted for the general information of shareholders of Mason Street Funds®. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Funds. You should carefully consider the investment objectives, risks, expenses and charges of the investment company before you invest. Your Northwestern Mutual Investment Services Registered Representative can provide you with a contract and fund prospectus that will contain the information noted above, and other important information that you should read carefully before you invest or send money. “Standard & Poor’s,” “S&P,” “S&P 500,” “S&P 500 Index,” “Standard & Poor’s 500 Index,” S&P MidCap 400 Index” and “Standard & Poor’s MidCap 400 Index” are trademarks of McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the funds. Northwestern Mutual Investment Services, LLC, Distributor. Mason Street Funds P.O. Box 219419 Kansas City, MO 64121-9419 1-888-MASONST (1-888-627-6678) www.masonstreetfunds.com 94-1002 (1197) (REV. 0306) MasonStreet FUNDS’

Item 2. Code of Ethics

As of the end of the period covered by this report the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

Item 3. Audit Committee Financial Expert

The Registrant’s board of directors has determined that the Registrant has three audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are William A. McIntosh, Louis A. Holland and Michael G. Smith. Each “audit committee financial expert” is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

	FYE March 31, 2005	FYE March 31, 2006
(a) Audit Fees

Audit Fees and Expenses of Registrant	$198,800	$198,800

(b) Audit Related Fees	$0	$0

(c) Tax Fees	$70,855	$71,168
Review of dividend declarations
Review of excise tax calculations
Non-U.S. tax compliance

(d) All Other Fees	$0	$0

(e)(1) It is the audit committee’s policy to pre-approve all audit and non-audit service engagements for the Registrant; and any non-audit service engagement of the Registrant’s auditor by (1) the Registrant’s investment adviser and (2) any other entity in a control relationship with the investment adviser that provides ongoing services to the Registrant if, in each of (1) and (2) above, the non-audit service engagement relates directly to the operations and financial reporting of the Registrant.

(2) Not applicable.

(f) Not applicable.

	2005	2006
(g) Aggregate non-audit fees of Registrant and related service providers	$207,833	$197,663

(h) The Registrant’s audit committee has considered whether the auditor’s provision of non-audit services to the Registrant’s related service providers is compatible with the auditor’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Disclosure Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this filing was recorded, processed, summarized, and reported timely.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	The code of ethics referred to in the response to Item 2 above is attached as exhibit 12(a)(1).

(a)(2)	Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as exhibit 12(a)(2).

(b)	Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as exhibit 12(b). The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASON STREET FUNDS, INC.

By:	/s/ Mark G. Doll
Mark G. Doll, President

Date: May 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark G. Doll
Mark G. Doll, President

Date: May 3, 2006

By:	/s/ Walter M. Givler
Walter M. Givler, Vice-President,
Chief Financial Officer and Treasurer

Date: May 3, 2006